                                                  Filed Pursuant to Rule 497(c)
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus

PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Classes
Institutional and Administrative

This Prospectus describes 15 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion in assets. The Adviser's institutional heritage is reflected in the PIMCO Funds offered in this Prospectus.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

                     (This page intentionally left blank)

               Table of Contents

Summary Information......................................................  4
Fund Summaries
   CCM Capital Appreciation Fund.........................................  6
   CCM Emerging Companies Fund...........................................  8
   CCM Focused Growth Fund............................................... 10
   CCM Mid-Cap Fund...................................................... 12
   NFJ Large-Cap Value Fund.............................................. 14
   NFJ Dividend Value Fund............................................... 16
   NFJ Small-Cap Value Fund.............................................. 18
   PEA Growth Fund....................................................... 20
   PEA Growth & Income Fund.............................................. 22
   PEA Innovation Fund................................................... 24
   PEA Opportunity Fund.................................................. 26
   PEA Renaissance Fund.................................................. 28
   PEA Target Fund....................................................... 30
   PEA Value Fund........................................................ 32
   PPA Tax-Efficient Structured Emerging Markets Fund.................... 34
Summary of Principal Risks............................................... 37
Management of the Funds.................................................. 40
Investment Options -- Institutional Class and Administrative Class Shares 46
Purchases, Redemptions and Exchanges..................................... 47
How Fund Shares Are Priced............................................... 52
Fund Distributions....................................................... 53
Tax Consequences......................................................... 53
Characteristics and Risks of Securities and Investment Techniques........ 54
Financial Highlights..................................................... 62


                                                                  Prospectus 3

Summary Information



               The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6.

                                                                                              Approximate
                                                                                              Number of
Sub-Adviser     Fund                Investment Objective            Main Investments          Holdings
---------------------------------------------------------------------------------------------------------
PIMCO Equity    PEA Growth          Long-term growth of capital;    Common stocks of          35-50
Advisors                            income is an incidental         companies with market
                                    consideration                   capitalizations of at
                                                                    least $5 billion
                -----------------------------------------------------------------------------------------
                PEA Growth & Income Long-term growth of capital     Common stocks of          40-60
                                    and current income              companies with market
                                                                    capitalizations of
                                                                    greater than $5 billion
                -----------------------------------------------------------------------------------------
                PEA Innovation      Capital appreciation; no        Common stocks of          40-70
                                    consideration is given to       technology-related
                                    income                          issuers with market
                                                                    capitalizations of more
                                                                    than $200 million
                -----------------------------------------------------------------------------------------
                PEA Opportunity     Capital appreciation; no        Common stocks of          80-120
                                    consideration is given to       companies with market
                                    income                          capitalizations of less
                                                                    than $2 billion
                -----------------------------------------------------------------------------------------
                PEA Renaissance     Long-term growth of capital and Common stocks of          50-90
                                    income                          companies with
                                                                    below-average valuations
                                                                    whose business
                                                                    fundamentals are
                                                                    expected to improve
                -----------------------------------------------------------------------------------------
                PEA Target          Capital appreciation; no        Common stocks of          up to 100
                                    consideration is given to       companies with market
                                    income                          capitalizations of
                                                                    between $1 billion and
                                                                    $10 billion
                -----------------------------------------------------------------------------------------
                PEA Value           Long-term growth of capital and Common stocks of          35-60
                                    income                          companies with market
                                                                    capitalizations of more
                                                                    than $5 billion and
                                                                    below-average valuations
                                                                    whose business
                                                                    fundamentals are
                                                                    expected to improve
---------------------------------------------------------------------------------------------------------
Cadence Capital CCM Capital         Growth of capital               Common stocks of          75-95
Management      Appreciation                                        companies with market
                                                                    capitalizations of at
                                                                    least $1 billion that
                                                                    have improving
                                                                    fundamentals and whose
                                                                    stock is reasonably
                                                                    valued by the market
                -----------------------------------------------------------------------------------------
                CCM Emerging        Long-term growth of capital     Common stocks of          75-95
                Companies                                           companies with market
                                                                    capitalizations that
                                                                    rank in the lower 50% of
                                                                    the Russell 2000 Index
                                                                    (but at least $100
                                                                    million) that have
                                                                    improving fundamentals
                                                                    and whose stock is
                                                                    reasonably valued by the
                                                                    market
                -----------------------------------------------------------------------------------------
                CCM Focused Growth  Long-term growth of capital     Common stocks of          45-65
                                                                    companies in the Russell
                                                                    1000 Growth Index with
                                                                    market capitalizations
                                                                    of at least $100 million.
                -----------------------------------------------------------------------------------------
                CCM Mid-Cap         Growth of capital               Common stocks of          75-95
                                                                    companies with medium
                                                                    market capitalizations
                                                                    (more than $500 million
                                                                    but excluding the
                                                                    200 largest
                                                                    capitalization companies)
---------------------------------------------------------------------------------------------------------


4   PIMCO Funds: Multi-Manager Series

                                                                                                         Approximate
                                                                                                         Number of
Sub-Adviser    Fund                         Investment Objective               Main Investments          Holdings
--------------------------------------------------------------------------------------------------------------------
NFJ Investment NFJ Large-Cap Value          Long-term growth of capital and    Common stocks of            40
Group          (formerly NFJ Basic Value)   income                             large-capitalization
                                                                               companies that are
                                                                               undervalued relative to
                                                                               the market and their
                                                                               industry groups
               -----------------------------------------------------------------------------------------------------
               NFJ Small-Cap Value          Long-term growth of capital and    Common stocks of          100-150
                                            income                             companies with market
                                                                               capitalizations of
                                                                               between $100 million and
                                                                               $1.5 billion ($1.8
                                                                               billion effective
                                                                               11/30/03) and
                                                                               below-average
                                                                               price-to-earnings ratios
                                                                               relative to the market
                                                                               and their industry groups
               -----------------------------------------------------------------------------------------------------
               NFJ Dividend Value           Current income as a primary        Income producing common    40-50
               (formerly NFJ Equity Income) objective; long-term growth of     stocks of companies with
                                            capital is a secondary objective   market capitalizations
                                                                               of more than $2 billion
--------------------------------------------------------------------------------------------------------------------
Parametric     PPA Tax-Efficient Structured Long-term growth of capital;       Common stocks of           More
Portfolio      Emerging Markets             the Fund also seeks to achieve     companies located in, or   than
Associates                                  superior after-tax returns for its whose principal business    300
                                            shareholders by using a variety    operations are based in,
                                            of tax-efficient management        emerging markets
                                            strategies
--------------------------------------------------------------------------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds.  The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

               The CCM Mega-Cap, NFJ Equity Income and NFJ Basic Value Funds recently changed their names to the "CCM Focused Growth Fund," the "NFJ Dividend Value Fund" and the "NFJ Large-Cap Value Fund," respectively.



                                                                  Prospectus 5

               PIMCO CCM Capital Appreciation Fund                Ticker Symbols:
                                                                  PAPIX (Inst. Class)
                                                                  PICAX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Larger capitalization common stocks At least $1 billion

                                              Approximate Number of Holdings      Dividend Frequency
                                              75-95                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

               In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk            .Growth Securities Risk   .Credit Risk
             .Issuer Risk            .Focused Investment Risk  .Management Risk
             .Value Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
               Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


6   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                              More Recent Return Information
                                                                                ------------------------------------
                                                                                1/1/03-9/30/03             10.42%

                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
                                                                                ------------------------------------
                                                                                Highest (4th Qtr. '99)     23.43%
                                                                                ------------------------------------
                                                                                Lowest (3rd Qtr. '02)     -15.85%
                                        [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000     2001     2002
------ ------  ------  ------  ------  ------  ------  ------  -------  -------
17.70% -4.26%  37.14%  26.79%  34.22%  17.59%  22.30%  14.02%  -18.89%  -23.32%


        Calendar Year End (through 12/31)


Average Annual Total Returns (for periods ended 12/31/02)
                                                                                  Fund Inception
                                                         1 Year  5 Years 10 Years (3/8/91)(4)
------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                 -23.32%  0.39%  10.37%   11.31%
------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/ -23.32% -2.48%   7.70%    8.77%
------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                            -14.32%  0.34%   8.32%    9.16%
------------------------------------------------------------------------------------------------
Administrative Class                                     -23.25%  0.20%  10.13%   11.06%
------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                       -22.10% -0.59%   9.34%    9.93%
------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average/(3)/                 -21.21%  0.28%   8.37%    9.10%
------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative
    Class shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap
    400 Index. It does not take into account sales charges.
(4) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid                                            None
directly from your investment)

Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund and are not sales charges
  (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                   Distribution                      Total Annual
                                     Advisory      and/or Service      Other         Fund Operating
Share Class                          Fees          (12b-1) Fees        Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                        0.45%         None                0.25%         0.70%
---------------------------------------------------------------------------------------------------
Administrative                       0.45          0.25%               0.25          0.95
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                          Year 1        Year 3              Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                        $72           $224                $390          $  871
---------------------------------------------------------------------------------------------------
Administrative                        97            303                 525           1,166
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO CCM Emerging Companies Fund                Ticker Symbols:
                                                                PMCIX (Inst. Class)
                                                                PMGAX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                       Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Very small capitalization common Lower 50% of the Russell 2000
                                                        stocks                           Index (but at least $100 million)

                                                        Approximate Number of Holdings   Dividend Frequency
                                                        75-95                            At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations (which the portfolio managers define as companies with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index ($400 million or less as of September 30, 2003)) that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

               The portfolio managers define "emerging companies" as companies which they believe have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the portfolio management team primarily considers companies in the U.S. market with market capitalizations of at least $100 million and whose market capitalizations rank in the lower 50% of the Russell 2000 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 3% of the Fund's investments). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

    .Market Risk             .Smaller Company Risk     .Focused Investment Risk
    .Issuer Risk             .IPO Risk                 .Credit Risk
    .Value Securities Risk   .Liquidity Risk           .Management Risk
    .Growth Securities Risk  .Technology Related Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service
               (12b-1) fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


8   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                    More Recent Return Information
                                                                      ------------------------------------
                                                                      1/1/03-9/30/03             24.09%

                                                                      Highest and Lowest Quarter Returns
                                                                      (for periods shown in the bar chart)
                                                                      ------------------------------------
                                                                      Highest (4th Qtr. '01)     26.11%
                                                                      ------------------------------------
                                                                      Lowest (3rd Qtr. '98)     -20.71%
                                        [CHART]

1994    1995    1996    1997    1998   1999    2000    2001    2002
-----  ------  ------  ------  ------  -----  ------  ------  ------
1.02%  36.25%  23.83%  36.69%  -3.88%  5.43%  17.81%  10.00%  -15.76%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                         Fund Inception
                                                         1 Year  5 Years (6/25/93)/(4)/
---------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                 -15.76%  2.04%  12.37%
---------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/ -17.99%  0.44%  10.62%
---------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                             -7.88%  1.67%  10.29%
---------------------------------------------------------------------------------------
Administrative Class                                     -15.83%  1.81%  12.11%
---------------------------------------------------------------------------------------
Russell 2000 Index/(2)/                                  -20.48% -1.36%   6.83%
---------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average/(3)/               -29.09% -1.88%   6.25%
---------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid directly from your investment)             None

Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                                     Distribution                    Total Annual
                                         Advisory    and/or Service    Other         Fund Operating
Share Class                              Fees        (12b-1) Fees      Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                            1.25%       None              0.25%         1.50%
---------------------------------------------------------------------------------------------------
Administrative                           1.25        0.25%             0.25          1.75
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted
class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1      Year 3            Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                            $153        $474              $818          $1,791
---------------------------------------------------------------------------------------------------
Administrative                            178         551               949           2,062
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 9

               PIMCO CCM Focused Growth Fund                Ticker Symbols:
                                                            N/A (Inst. Class)
                                                            N/A (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective      Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of Common stocks of companies in the At least $100 million
                      capital                   Russell 1000 Growth Index

                                                Approximate Number of Holdings    Dividend Frequency
                                                45-65                             At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The Fund focuses its investments in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. In selecting securities for the Fund's portfolio, the portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 4% of the Fund's investments). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

  . Market Risk            . Growth Securities Risk   . Focused Investment Risk
  . Issuer Risk            . Credit Risk              . Management Risk
  . Value Securities Risk  . Technology Related Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown.
               Performance information shown in the Average Annual Total
               Returns table for the Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service
               (12b-1) fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


10  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   ------------------------------------
                                                   1/1/03-9/30/03                10.30%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
                                                   ------------------------------------
                                                   Highest (4th Qtr. '01)        18.14%
                                                   ------------------------------------
                                                   Lowest (1st Qtr. '01)        -27.83%
                                        [CHART]

               2000     2001    2002
             ------  -------  ------
             -4.27%  -32.12%  -29.27%


        Calendar Year End (through 12/31)


Average Annual Total Returns (for periods ended 12/31/02)

                                                                      Fund Inception
                                                             1 Year   8/31/99/(4)/
------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                      -29.27% -15.47%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/      -29.27% -16.53%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                     -17.97% -11.83%
------------------------------------------------------------------------------------
Administrative Class                                          -29.45% -15.67%
------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                            -22.10% -10.95%
------------------------------------------------------------------------------------
Lipper Multi-Cap Growth/(3)/                                  -28.88% -13.44%
------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest
    historical individual federal marginal income tax rates
    and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax
    situation and may differ from those shown. After-tax
    returns are not relevant to investors who hold Fund
    shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases
    the return after taxes may exceed the return before
    taxes due to an assumed tax benefit from any losses on
    a sale of Fund shares at the end of the measurement
    period. After-tax returns are for Institutional Class
    shares only. After-tax returns for Administrative Class
    shares will vary.
(2) The S&P 500 Index is an unmanaged index of large
    capitalization common stocks. It is not possible to
    invest directly in the index.
(3) The Lipper Multi-Cap Growth Funds Average is a total
    return performance average of funds tracked by Lipper,
    Inc. that invest in companies with a variety of
    capitalization ranges without concentrating in any one
    market capitalization range over an extended period of
    time. It does not take into account sales charges.
(4) The Fund began operations on 8/31/99. Index comparisons
    begin on 8/31/99.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.45%      None             0.25%         0.70%
---------------------------------------------------------------------------------------------------
Administrative                             0.45       0.25%            0.25          0.95
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $72        $224             $390          $  871
---------------------------------------------------------------------------------------------------
Administrative                              97         303              525           1,166
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 11

               PIMCO CCM Mid-Cap Fund                Ticker Symbols:
                                                     PMGIX (Inst. Class)
                                                     PMCGX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks growth of capital Medium capitalization common   More than $500 million (excluding
                                              stocks                         the 200 largest capitalization
                                                                             companies)
                                              Approximate Number of Holdings
                                              75-95                          Dividend Frequency
                                                                             At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      .Market Risk            .Growth Securities Risk  .Focused Investment Risk
      .Issuer Risk            .Smaller Company Risk    .Credit Risk
      .Value Securities Risk  .Liquidity Risk          .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
               Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


12  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                              More Recent Return Information
                                                                                ----------------------------------
                                                                                1/1/03-9/30/03              11.56%

                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
                                                                                ----------------------------------
                                                                                Highest (1st Qtr. '00)      23.82%
                                                                                ----------------------------------
                                                                                Lowest (3rd Qtr. '98)      -14.40%

                                        [CHART]

 1993    1994    1995    1996    1997    1998    1999    2000     2001   2002
------  ------  ------  ------  ------  ------  ------  ------  ------- ------
15.77%  -2.36%  37.29%   23.36% 34.17%   7.93%  12.98%  28.44%  -19.35% -20.06%


    Calendar Year End (through (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                     Fund Inception
                                            1 Year  5 Years 10 Years (8/26/91)/(4)/
-----------------------------------------------------------------------------------
Institutional Class -- Before
 Taxes/(1)/                                 -20.06%  0.19%  10.00%   10.80%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes
 on Distributions/(1)/                      -20.06% -1.96%   7.79%    8.80%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes
 on
 Distributions and Sale of Fund Shares/(1)/ -12.32% -0.20%   7.83%    8.67%
-----------------------------------------------------------------------------------
Administrative Class                        -20.39% -0.05%   9.73%   10.52%
-----------------------------------------------------------------------------------
Russell Mid-Cap Index/(2)/                  -16.19%  2.19%   9.92%   10.93%
-----------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Average/(3)/      -16.97%  3.62%   9.43%   10.31%
-----------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
    After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 8/26/91. Index comparisons begin on
    8/31/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within
  60 days of acquisition (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the close of business on
  February 6, 2004) of the net asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund and are not sales charges
  (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                                     Distribution               Total Annual
                                        Advisory     and/or Service    Other    Fund Operating
Share Class                             Fees         (12b-1) Fees      Expenses Expenses
----------------------------------------------------------------------------------------------
Institutional                           0.45%        None              0.26%    0.71%
----------------------------------------------------------------------------------------------
Administrative                          0.45         0.25%             0.26     0.96
----------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees'
    expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                             Year 1       Year 3            Year 5   Year 10
----------------------------------------------------------------------------------------------
Institutional                           $73          $227              $395     $  883
----------------------------------------------------------------------------------------------
Administrative                           98           306               531      1,178
----------------------------------------------------------------------------------------------


                                                                  Prospectus 13

               PIMCO NFJ Large-Cap Value Fund                Ticker Symbols:
                                                             N/A (Inst. Class)
                                                             N/A (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization common
                      and income                        stocks

                                                        Approximate Number of Holdings
                                                        40

Principal Investments Approximate Capitalization Range
and Strategies        Largest 1,000 publicly traded U.S.
                      companies

                      Dividend Frequency
                      Quarterly

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The Fund classifies its investment universe of the 1,000 largest companies by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Basic Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                    .Market Risk            .Credit Risk      .Derivatives Risk
                    .Issuer Risk            .Management Risk  .Leveraging Risk
                    .Value Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart
               (including the information to its right) and the Average Annual
               Total Returns table show performance of the Fund's Institutional
               Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


14  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   ----------------------------------
                                                   1/1/03-9/30/03               7.44%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
                                                   ----------------------------------
                                                   Highest (4th Qtr. '01)      11.45%
                                                   ----------------------------------
                                                   Lowest (3rd Qtr. '02)      -17.91%
                                        [CHART]

                   2001    2002
                  ------  ------
                  12.82%  -6.82%


        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                         Fund Inception
                                                                                 1 Year  (5/8/00)/(4)/
-------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                                          -6.82% 5.15%
-------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/                          -7.80% 3.54%
-------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund Shares/(1)/  -3.80% 3.41%
-------------------------------------------------------------------------------------------------------
Administrative Class                                                              -7.05% 4.89%
-------------------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                                                  -9.65% 7.45%
-------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                                          -14.67% 1.20%
-------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
   Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3)The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety) of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.45%      None             0.25%         0.70%
---------------------------------------------------------------------------------------------------
Administrative                             0.45       0.25%            0.25          0.95
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                           Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $72        $224             $390          $  871
---------------------------------------------------------------------------------------------------
Administrative                              97         303              525           1,166
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 15

               PIMCO NFJ Dividend Value Fund                Ticker Symbols:
                                                            NFJEX (Inst. Class)
                                                            N/A (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                     Approximate Capitalization
and Strategies        Seeks current income as a primary Income producing common stocks Range
                      objective; long-term growth of    with potential for capital     More than $2 billion
                      capital is a secondary objective  appreciation
                                                                                       Dividend Frequency
                                                        Approximate Number of Holdings Quarterly
                                                        40-50

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

               The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

               In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Equity Income Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Credit Risk              .Derivatives Risk
            .Issuer Risk            .Management Risk          .Leveraging Risk
            .Value Securities Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart
               (including the information to its right) shows performance of the Fund's Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


16  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   ----------------------------------
                                                   1/1/03-9/30/03               8.25%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
                                                   ----------------------------------
                                                   Highest (2nd Qtr. '01)      12.07%

                                                   ----------------------------------
                                                   Lowest (3rd Qtr. '02)      -17.07%
                                       [CHART]

                   2001    2002
                  ------  ------
                  16.40%  -6.62%


    Calendar Year End (through (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                     Fund Inception
                                                             1 Year  (5/8/00)/(4)/
-----------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                      -6.62%   6.37%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/      -8.59%   3.67%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                     -3.23%   4.27%
-----------------------------------------------------------------------------------
Administrative Class                                          -6.82%   6.11%
-----------------------------------------------------------------------------------
S&P 500 Index/(2)/                                           -22.10% -15.95%
-----------------------------------------------------------------------------------
Lipper Equity Income Funds Average/(3)/                      -15.84%  -5.10%
-----------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
   Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)The S&P 500 Index is an unmanaged index of large capitalization common stocks.
   It is not possible to invest directly in the index.
(3)The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)             None

Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                                     Distribution                    Total Annual
                                         Advisory    and/or Service    Other         Fund Operating
Share Class                              Fees        (12b-1) Fees      Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                            0.45%       None              0.25%         0.70%
---------------------------------------------------------------------------------------------------
Administrative                           0.45        0.25%             0.25          0.95
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.25% Administrative Fee.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted
class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1      Year 3            Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                            $72         $224              $390          $  871
---------------------------------------------------------------------------------------------------
Administrative                            97          303               525           1,166
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 17

               PIMCO NFJ Small-Cap Value Fund                Ticker Symbols:
                                                             PSVIX (Inst. Class)
                                                             PVADX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued smaller capitalization Between $100 million and $1.5 billion
                      and income                        common stocks                      ($1.8 billion effective 11/30/03)

                                                        Approximate Number of Holdings     Dividend Frequency
                                                        100-150                            At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The Fund's initial selection universe consists of approximately 4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

               From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is not currently open to new investors. See "Investment Options--Institutional Class and Administrative Class shares--Disclosure Relating to the NFJ Small-Cap Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk            .Liquidity Risk           .Management Risk
..Issuer Risk            .Focused Investment Risk  .Derivatives Risk
..Value Securities Risk  .Credit Risk              .Leveraging Risk
..Smaller Company Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
               Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


18  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                            More Recent Return Information
                                                                              ------------------------------------
                                                                              1/1/03-9/30/03                 9.30%

                                                                              Highest and Lowest Quarter Returns
                                                                              (for periods shown in the bar chart)
                                                                              ------------------------------------
                                                                              Highest (2nd Qtr. '99)        16.39%
                                                                              ------------------------------------
                                                                              Lowest (3rd Qtr. '98)        -18.61%
                                     [CHART]

1993   1994     1995    1996    1997    1998    1999    2000    2001    2002
-----  ------  ------  ------  ------  ------  ------  ------  ------  ------
13.84% -3.69%  25.47%  27.72%  35.02%  -9.16%  -6.40%  21.65%  19.12%   3.15%


        Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                   Fund Inception
                                          1 Year  5 Years 10 Years (10/1/91)/(4)/
---------------------------------------------------------------------------------
Institutional Class -- Before
 Taxes/(1)/                                 3.15%  4.91%  11.67%   12.60%
---------------------------------------------------------------------------------
Institutional Class -- After
 Taxes on Distributions/(1)/                2.58%  4.04%   9.49%   10.49%
---------------------------------------------------------------------------------
Institutional Class -- After
 Taxes on Distributions and
 Sale of Fund Shares/(1)/                   1.93%  3.51%   8.65%    9.60%
---------------------------------------------------------------------------------
Administrative Class                        2.66%  4.60%  11.36%   12.30%
---------------------------------------------------------------------------------
Russell 2000 Index/(2)/                   -20.48% -1.36%   7.16%    8.48%
---------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average/(3)/ -10.27%  3.99%  10.31%   11.97%
---------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold
    Fund shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for
    Administrative Class shares will vary.
(2) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than
    250% of the dollar-weighted median market capitalization of the
    S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 10/1/91. Index comparisons begin on
    9/30/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fee        (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.60%      None             0.25%         0.85%
---------------------------------------------------------------------------------------------------
Administrative                             0.60       0.25%            0.25          1.10
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $ 87       $271             $471          $1,049
---------------------------------------------------------------------------------------------------
Administrative                              112        350              606           1,340
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 19

               PIMCO PEA Growth Fund                Ticker Symbols:
                                                    PGFIX (Inst. Class)
                                                    PGFAX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks long-term growth of        Larger capitalization common stocks At least $5 billion
                      capital; income is an incidental
                      consideration                    Approximate Number of Holdings      Dividend Frequency
                                                       35-50                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk              .Currency Risk            .Management Risk
          .Issuer Risk              .Technology Related Risk  .Derivatives Risk
          .Growth Securities Risk   .Focused Investment Risk  .Leveraging Risk
          .Foreign Investment Risk  .Credit Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Institutional Class and Administrative Class shares
               (3/31/99), performance information shown in the bar chart
               (including the information to its right) and in the Average
               Annual Total Returns table is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges
               (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


20  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information

                                                   ------------------------------------
                                                   1/1/03-9/30/03                 7.93%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)

                                                   ------------------------------------
                                                   Highest (4th Qtr. '99)        36.02%
                                                   ------------------------------------
                                                   Lowest (1st Qtr. '01)        -23.46%
                                     [CHART]

 1993   1994    1995    1996     1997    1998
          1999    2000     2001   2002
 ------  -----  ------  ------   ------  ------
         ------  ------- ------- -------
 10.57%  0.40%  28.91%  18.87%   23.22%  40.47%
         40.87%  -13.63% -28.76% -28.94%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                Fund Inception
                                                       1 Year  5 Years 10 Years (2/24/84)/(4)/
----------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/               -28.94% -2.85%  6.14%    12.02%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                                    -28.94% -4.37%  3.61%     9.43%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                          -17.77% -1.45%  4.94%     9.83%
----------------------------------------------------------------------------------------------
Administrative Class                                   -29.15% -3.16%  5.84%    11.72%
----------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                     -22.10% -0.59%  9.34%    12.57%
----------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/               -23.88% -2.13%  7.43%    10.72%
----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative
    Class shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap
    400 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)                           None

Redemption Fee (as a percentage of exchange price or amount redeemed)                2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                      Distribution                 Total Annual
                                                             Advisory and/or Service Other         Fund Operating
Share Class                                                  Fees     (12b-1) Fees   Expenses/(1)/ Expenses
-----------------------------------------------------------------------------------------------------------------
Institutional                                                0.50%    None           0.26%         0.76%
-----------------------------------------------------------------------------------------------------------------
Administrative                                               0.50     0.25%          0.26          1.01
-----------------------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees' expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or
Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
Share Class                                                  Year 1   Year 3         Year 5        Year 10
-----------------------------------------------------------------------------------------------------------------
Institutional                                                $ 78     $243           $422          $  942
-----------------------------------------------------------------------------------------------------------------
Administrative                                                103      322            558           1,236
-----------------------------------------------------------------------------------------------------------------



                                                                  Prospectus 21

               PIMCO PEA Growth & Income Fund                Ticker Symbols:
                                                             PMEIX (Inst. Class)
                                                             PGOIX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective      Fund Focus                      Approximate Capitalization Range
and Strategies        Seeks long-term growth of Medium and large capitalization Greater than $5 billion
                      capital and current       common stocks
                      income                                                    Dividend Frequency
                                                Approximate Number of Holdings  Quarterly
                                                40-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

               When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

               When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

               The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk             .Foreign Investment Risk  .Credit Risk
           .Issuer Risk             .Currency Risk            .Management Risk
           .Value Securities Risk   .Focused Investment Risk  .Derivatives Risk
           .Growth Securities Risk  .Technology Related Risk  .Leveraging Risk
           .Smaller Company Risk    .Fixed Income Risk
           .Liquidity Risk          .High Yield Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class Shares. For periods prior to 4/16/01, performance information shown in the Average Annual Total
               Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


22  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class               More Recent Return Information
                                                                 ------------------------------------
                                                                 1/1/03-9/30/03              8.06%

                                                                 Highest and Lowest Quarter Returns
                                                                 (for periods shown in the bar chart)
                                                                 ------------------------------------
                                                                 Highest (4th Qtr. '99)     40.12%
                                                                 ------------------------------------
                                                                 Lowest (3rd Qtr. '01)     -21.95%
                                        [CHART]

 1995    1996    1997    1998    1999    2000     2001    2002
------  ------  ------  ------  ------  ------  -------  -------
31.72%  17.31%  16.22%  29.89%  51.81%  19.79%  -24.56%  -19.57%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                              Fund Inception
                                              1 Year  5 Years (12/28/94)/(4)/
-----------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/      -19.57%  7.47%  12.53%
-----------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                           -20.00%  0.89%   6.19%
-----------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/   -12.01%  3.87%   7.99%
-----------------------------------------------------------------------------
Administrative Class                          -20.04%  7.12%  12.20%
-----------------------------------------------------------------------------
S&P 500 Index/(2)/                            -22.10% -0.59%  10.30%
-----------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/      -23.88% -2.13%   7.93%
-----------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for Administrative
    Class shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400
    Index. It does not take into account sales charges.
(4) The Fund began operations on 12/28/94. Index comparisons begin on
    12/31/94.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases,
  Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                    Distribution                     Total Annual
                                       Advisory     and/or Service     Other         Fund Operating
Share Class                            Fees//       (12b-1) Fees       Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                          0.60%        None               0.26%         0.86%
---------------------------------------------------------------------------------------------------
Administrative                         0.60         0.25%              0.26          1.11
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees' expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                            Year 1       Year 3             Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                          $ 88         $274               $477          $1,061
---------------------------------------------------------------------------------------------------
Administrative                          113          353                612           1,352
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 23

               PIMCO PEA Innovation Fund                Ticker Symbols:
                                                        PIFIX (Inst. Class)
                                                        PIADX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective           Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no Common stocks of technology-   More than $200 million
                      consideration is given to      related companies
                      income                                                        Dividend Frequency
                                                     Approximate Number of Holdings At least annually
                                                     40-70

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

               Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund is "diversified" within the meaning of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk              .Liquidity Risk           .Derivatives Risk
          .Issuer Risk              .Foreign Investment Risk  .Currency Risk
          .Focused Investment Risk  .Technology Related Risk  .Credit Risk
          .Growth Securities Risk   .Leveraging Risk          .Management Risk
          .Smaller Company Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Institutional Class shares (3/5/99) and Administrative Class shares (3/10/00), performance information shown in the bar chart
               (including the information to its right) and the Average Annual
               Total Returns table for those classes is based on the performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional and Administrative Class shares, including no sales charges (loads) and lower administrative fees (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


24  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                More Recent Return Information
                                                                  ------------------------------------
                                                                  1/1/03-9/30/03             26.21%

                                                                  Highest and Lowest Quarter Returns
                                                                  (for periods shown in the bar chart)
                                                                  ------------------------------------
                                                                  Highest (4th Qtr. '99)     79.51%
                                                                  ------------------------------------
                                                                  Lowest (3rd Qtr. '01)     -46.29%
                                        [CHART]

 1995    1996   1997    1998    1999      2000     2001    2002
------  ------  -----  ------  -------  -------  -------  -------
45.89%  24.09%  9.46%  80.11%  140.65%  -28.85%  -44.87%  -52.21%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                       Fund Inception
                                                       1 Year  5 years (12/22/94)/(4)/
--------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/               -52.21% -4.07%  6.09%
--------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                                    -52.21% -5.35%  4.75%
--------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                          -32.06% -1.38%  6.23%
--------------------------------------------------------------------------------------
Administrative Class                                   -52.16% -4.19%  5.91%
--------------------------------------------------------------------------------------
NASDAQ Composite Index/(2)/                            -31.52% -3.18%  5.92%
--------------------------------------------------------------------------------------
Lipper Science and Technology Fund Average/(3)/        -42.36% -2.52%  5.38%
--------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)                           None

Redemption Fee (as a percentage of exchange price or amount redeemed)                2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges).
  The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                      Distribution                 Total Annual
                                                             Advisory and/or Service Other         Fund Operating
Share Class                                                  Fees     (12b-1) Fees   Expenses/(1)/ Expenses
-----------------------------------------------------------------------------------------------------------------
Institutional                                                0.65%    None           0.25%         0.90%
-----------------------------------------------------------------------------------------------------------------
Administrative                                               0.65     0.25%          0.25          1.15
-----------------------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or
Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                                  Year 1   Year 3         Year 5        Year 10
-----------------------------------------------------------------------------------------------------------------
Institutional                                                $ 92     $287           $498          $1,108
-----------------------------------------------------------------------------------------------------------------
Administrative                                                117      365            633           1,398
-----------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 25

               PIMCO PEA Opportunity Fund                Ticker Symbols:
                                                         POFIX (Inst. Class)
                                                         POADX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                           Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no   Smaller capitalization common stocks Less than $2 billion
                      consideration is given to income
                                                       Approximate Number of Holdings       Dividend Frequency
                                                       80-120                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of less than $2 billion at the time of investment.

               The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

               The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk           .Credit Risk
..Issuer Risk             .Foreign Investment Risk  .Management Risk
..Growth Securities Risk  .Currency Risk            .Leveraging Risk
..Smaller Company Risk    .Technology Related Risk  .Derivatives Risk
..IPO Risk                .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Institutional Class and Administrative Class shares
               (3/31/99), performance information shown in the bar chart
               (including the information to its right) and in the Average
               Annual Total Returns table is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges
               (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


26  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                              More Recent Return Information
                                                                                ----------------------------------
                                                                                1/1/03-9/30/03              23.60%

                                                                                Highest and Lowest Quarter Returns
                                                                                ----------------------------------
                                                                                Highest (4th Qtr. '99)      45.34%
                                                                                ----------------------------------
                                                                                Lowest (3rd Qtr. '01)      -30.90%
                                     [CHART]

 1993    1994    1995    1996    1997   1998    1999     2000     2001   2002
------  ------  ------  ------  ------  -----  ------  -------  ------- -------
37.70%  -3.63%  43.13%  12.83%  -3.65%  2.48%  64.93%  -13.74%  -16.99% -29.17%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                                               Fund Inception
                                                                                      1 Year  5 Years 10 Years (2/24/84)/(4)/
-----------------------------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                                              -29.17% -3.03%   5.88%    12.64%
-----------------------------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/                              -29.17% -6.69%   2.34%     9.51%
-----------------------------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund Shares/(1)/      -17.91% -2.46%   4.49%    10.30%
-----------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                                  -29.31% -3.17%   5.67%    12.40%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index/(2)/                                                        -30.27% -6.59%   2.62%     5.80%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average/(3)/                                            -29.09% -1.88%   6.21%     8.87%
-----------------------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid directly from your investment)                None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.65%      None             0.26%         0.91%
---------------------------------------------------------------------------------------------------
Administrative                             0.65       0.25%            0.26          1.16
---------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees' expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $ 93       $290             $504          $1,120
---------------------------------------------------------------------------------------------------
Administrative                              118        368              638           1,409
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 27

               PIMCO PEA Renaissance Fund                Ticker Symbols:
                                                         PRNIX (Inst. Class)
                                                         PRAAX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued stocks with improving All capitalizations
                      and income                        business fundamentals
                                                                                          Dividend Frequency
                                                        Approximate Number of Holdings    At least annually
                                                        50-90

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company's competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk              .Foreign Investment Risk  .Leveraging Risk
           .Issuer Risk              .Currency Risk            .Credit Risk
           .Value Securities Risk    .Derivatives Risk         .Management Risk
           .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative
               Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service
               (12b-1) fees (if any) and administrative fees. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


28  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                             More Recent Return Information
                                                                               ------------------------------------
                                                                               1/1/03-9/30/03             21.42%

                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
                                                                               ------------------------------------
                                                                               Highest (4th Qtr. '01)     21.32%
                                                                               ------------------------------------
                                                                               Lowest (3rd Qtr. '02)     -31.72%
                                        [CHART]

 1993    1994    1995    1996    1997    1998   1999    2000    2001    2002
------  ------  ------  ------  ------  ------  -----  ------  ------  -------
22.62%  -3.95%  29.06%  25.82%  36.42%  11.83%  9.80%  38.22%  19.87%  -25.81%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                Fund Inception
                                                       1 Year  5 Years 10 Years (4/18/88)/(4)/
----------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/               -25.81% 8.58%   14.69%   12.87%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                                    -27.03% 4.93%   10.94%    9.73%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/            -15.79% 5.41%   10.65%    9.48%
----------------------------------------------------------------------------------------------
Administrative Class                                   -25.62% 8.48%   14.49%   12.65%
----------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                        -9.65% 2.95%   11.05%   13.42%
----------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                -14.67% 3.60%   10.40%   10.72%
----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative
    Class shares will vary.
(2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)            None
Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the close of business on
  February 6, 2004) of the net asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund and are not sales charges
  (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                    Distribution                    Total Annual
                                       Advisory     and/or Service    Other         Fund Operating
Share Class                            Fees         (12b-1) Fees      Expenses/(1)/ Expenses
--------------------------------------------------------------------------------------------------
Institutional                          0.60%        None              0.26%         0.86%
--------------------------------------------------------------------------------------------------
Administrative                         0.60         0.25%             0.26          1.11
--------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees'
    expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                            Year 1       Year 3            Year 5        Year 10
--------------------------------------------------------------------------------------------------
Institutional                          $  88        $274              $ 477         $1,061
--------------------------------------------------------------------------------------------------
Administrative                           113         353                612          1,352
--------------------------------------------------------------------------------------------------


                                                                  Prospectus 29

               PIMCO PEA Target Fund                Ticker Symbols:
                                                    PFTIX (Inst. Class)
                                                    PTADX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no   Medium capitalization common   Between $1 billion and $10 billion
                      consideration is given to income stocks
                                                                                      Dividend Frequency
                                                       Approximate Number of Holdings At least annually
                                                       up to 100

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

               The portfolio managers select stocks for the Fund using a "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk             .Foreign Investment Risk  .Management Risk
           .Issuer Risk             .Currency Risk            .Leveraging Risk
           .Growth Securities Risk  .Technology Related Risk  .Derivatives Risk
           .Smaller Company Risk    .Focused Investment Risk
           .Liquidity Risk          .Credit Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Institutional Class and Administrative Class shares
               (3/31/99), performance information shown in the bar chart
               (including the information to its right) and in the Average
               Annual Total Returns table is based on the performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges
               (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


30  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                             More Recent Return Information
                                                                               ----------------------------------
                                                                               1/1/03-9/30/03              17.62%

                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
                                                                               ----------------------------------
                                                                               Highest (4th Qtr. '99)      52.78%
                                                                               ----------------------------------
                                                                               Lowest (3rd Qtr. '01)      -27.00%
                                        [CHART]

 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002
------  -----  ------  ------  ------  ------  ------  -----  -------  -------
26.00%  4.28%  32.36%  17.08%  16.84%  24.64%  66.50%  9.68%  -28.34%  -32.44%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                             Fund Inception
                                                   1 Year   5 Years 10 Years (12/17/92)/(4)/
--------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/           -32.44 %  1.96%  10.12%   10.20%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                                 -32.44%  0.16%   7.33%    7.42%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/         -19.92%  1.54%   7.71%    7.79%
--------------------------------------------------------------------------------------------
Administrative Class                                -32.64%  1.88%   9.94%   10.02%
--------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                   -27.40%  1.82%   6.71%    6.71%
--------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/            -28.52% -1.48%   6.22%    6.22%
--------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for Administrative
    Class shares will vary.
(2) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4) The Fund began operations on 12/17/92. Index comparisons begin on
    12/31/92.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid directly from your investment)                None

Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to
  2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                         Distribution                 Total Annual
                                                Advisory and/or Service Other         Fund Operating
Share Class                                     Fees     (12b-1) Fees   Expenses/(1)/ Expenses
----------------------------------------------------------------------------------------------------
Institutional                                   0.55%    None           0.26%         0.81%
----------------------------------------------------------------------------------------------------
Administrative                                  0.55     0.25%          0.26          1.06
----------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees' expenses paid by each class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                     Year 1   Year 3         Year 5        Year 10
----------------------------------------------------------------------------------------------------
Institutional                                   $ 83     $259           $450          $1,002
----------------------------------------------------------------------------------------------------
Administrative                                   108      337            585           1,294
----------------------------------------------------------------------------------------------------


                                                                  Prospectus 31

               PIMCO PEA Value Fund                Ticker Symbols:
                                                   PDLIX (Inst. Class)
                                                   PVLAX (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization More than $5 billion
                      and income                        stocks with improving business
                                                        fundamentals

                                                        Approximate Number of Holdings    Dividend Frequency
                                                        35-60                             At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk              .Currency Risk            .Management Risk
          .Issuer Risk              .Focused Investment Risk  .Leveraging Risk
          .Value Securities Risk    .Credit Risk              .Derivatives Risk
          .Foreign Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares. For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
               Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


32  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
-------------------------------------------------- ------------------------------------
                                                   1/1/03-9/30/03                15.45%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)

                                                   ------------------------------------
                                                   Highest (2nd Qtr. '99)        17.92%
                                                   ------------------------------------
                                                   Lowest (3rd Qtr. '02)        -27.72%

                                     [CHART]

 1993    1994    1995    1996    1997    1998
          1999    2000    2001    2002
 ------  ------  ------  ------  ------  ------
         -----  ------  ------  -------
 16.41%  -4.07%  38.91%  20.34%  26.21%  10.17%
         4.30%  31.02%  15.70%  -24.80%


        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                    Fund Inception
                                                            1 Year 5 Years 10 Years (12/30/91)/(4)/
---------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                   -24.80%  5.55%   11.93%  12.10%
---------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/   -26.21%  1.96%    8.12%   8.49%
---------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/                -15.20%  3.05%    8.27%   8.56%
---------------------------------------------------------------------------------------------------
Administrative Class                                       -25.04%  5.22%   11.63%  11.81%
---------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/                              -15.52%  1.16%   10.81%  11.08%
---------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Average/(3)/                  -19.93% -0.63%    8.44%   8.64%
---------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period. After-tax returns are for Institutional
    Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time.
    It does not take into account sales charges.
(4) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)                           None

Redemption Fee (as a percentage of exchange price or amount redeemed)                2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges).
  The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the
  Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                      Distribution                 Total Annual
                                                             Advisory and/or Service Other         Fund Operating
Share Class                                                  Fees     (12b-1) Fees   Expenses/(1)/ Expenses
-----------------------------------------------------------------------------------------------------------------
Institutional                                                0.45%    None           0.25%         0.70%
-----------------------------------------------------------------------------------------------------------------
Administrative                                               0.45     0.25%          0.25          0.95
-----------------------------------------------------------------------------------------------------------------
(1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or
Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                                  Year 1   Year 3         Year 5        Year 10
-----------------------------------------------------------------------------------------------------------------
Institutional                                                $72      $224           $390          $  871
-----------------------------------------------------------------------------------------------------------------
Administrative                                                97       303            525           1,166
-----------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 33

               PIMCO PPA Tax-Efficient Structured             Ticker Symbols:
                  Emerging Markets Fund                       PEFIX (Inst. Class)
                                                              N/A (Admin. Class)

--------------------------------------------------------------------------------

Principal Investments Investment Objective               Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital; Common stocks of emerging      All capitalizations
                      the Fund also seeks to achieve     market issuers
                      superior after-tax returns for its
                      shareholders by using a variety of
                      tax-efficient management
                      strategies

                                                         Approximate Number of Holdings Dividend Frequency
                                                         More than 300                  At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

               The Fund considers emerging market issuers to be issuers that are members of the International Finance Corporation's Investable Composite Index or the MSCI Emerging Markets Free Index. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well as their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

               The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

               Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

               Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Foreign Investment Risk  .Value Securities Risk   .Focused Investment Risk
..Emerging Markets Risk    .Growth Securities Risk  .Leveraging Risk
..Currency Risk            .Smaller Company Risk    .Credit Risk
..Market Risk              .Liquidity Risk          .Management Risk
..Issuer Risk              .Derivatives Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


34  PIMCO Funds: Multi-Manager Series

               PIMCO PPA Tax-Efficient Structured Emerging Markets Fund (continued)

--------------------------------------------------------------------------------
Performance    Shown below is summary performance information for the Fund in a
Information    bar chart and an Average Annual Total Returns table. The
               information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's
               Administrative Class shares were not outstanding during the periods shown. Performance information shown in the Average
               Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
               Class shares. Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total Returns table reflect the impact of Fund
               Reimbursement Fees. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class      More Recent Return Information
                                                        -----------------------
                                     [CHART]            1/1/03-9/30/03                23.13%

            1999     2000     2001    2002              Highest and Lowest Quarter Returns
           ------  --------  ------  ------             (for periods shown in the bar chart)
           72.61%  -29.14%   -0.11%   1.44%             -----------------------
                                                        Highest (2nd Qtr. '99)        32.77%
          Calendar Year End (through 12/31)             -----------------------
                                                        Lowest (3rd Qtr. '01)        -16.56%

Average Annual Total Returns (for periods ended 12/31/02)

                                                                    Fund Inception
                                                             1 Year (6/30/98)/(4)/
----------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                     -0.56%  3.18%
----------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/     -0.97%  2.54%
----------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                    -0.35%  2.26%
----------------------------------------------------------------------------------
Administrative Class                                         -0.81%  2.91%
----------------------------------------------------------------------------------
IFC Investable Composite Index/(2)/                           3.93%  0.61%
----------------------------------------------------------------------------------
Lipper Emerging Markets Fund Average/(3)/                    -5.07% -0.92%
----------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as
    401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
(3) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
(4) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.


                                                                  Prospectus 35

               PIMCO PPA Tax-Efficient Structured Emerging Markets Fund (continued)

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)                                  None

Fund Reimbursement Fee (as a percentage of offering or exchange price or amount redeemed)   1.00%*
* Unless a waiver applies, you will be charged a "Fund Reimbursement Fee" when you purchase, sell
  (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund
  Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See
  "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                                 Distribution
                                                                 and/
                                                                 or Service                 Total Annual
                                                        Advisory (12b-1)      Other         Fund Operating
Share Class                                             Fees     Fees         Expenses/(1)/ Expenses
----------------------------------------------------------------------------------------------------------
Institutional                                           0.45%    None         0.56%         1.01%
----------------------------------------------------------------------------------------------------------
Administrative                                          0.45     0.25%        0.56          1.26
----------------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.50% Administrative Fee and 0.06% in tax and trustees' expenses paid by the
   Institutional Class during the most recent fiscal year and estimated to be attributable to
   Administrative Class shares.

Examples. The Examples below are intended to help you compare the cost of investing in Institutional
Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The
Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The
Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Assuming you redeem your shares at the end of each period.

Share Class                                             Year 1   Year 3       Year 5        Year 10
----------------------------------------------------------------------------------------------------------
Institutional                                           $ 305    $ 530        $ 773         $1,470
----------------------------------------------------------------------------------------------------------
Administrative                                            330      606          904          1,750
----------------------------------------------------------------------------------------------------------

Assuming you do not redeem your shares.

Share Class                                             Year 1   Year 3       Year 5        Year 10
----------------------------------------------------------------------------------------------------------
Institutional                                           $ 202    $ 418        $ 652         $1,324
----------------------------------------------------------------------------------------------------------
Administrative                                            227      496          785          1,607
----------------------------------------------------------------------------------------------------------
 *The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases,
  Redemptions and Exchanges--Fund Reimbursement Fees."


36  PIMCO Funds: Multi-Manager Series

               Summary of Principal Risks



               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. The PEA Value, PEA Renaissance, PEA Growth &
               Income, CCM Focused Growth, CCM Capital Appreciation, CCM
               Mid-Cap, CCM Emerging Companies, NFJ Dividend Value, NFJ
               Large-Cap Value, NFJ Small-Cap Value and PPA Tax-Efficient
               Structured Emerging Markets Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         Each Fund may invest in equity securities of companies that its
Securities     portfolio manager believes will experience relatively rapid
Risk           earnings growth. The PEA Growth & Income, PEA Growth, PEA
               Target, PEA Opportunity, PEA Innovation, CCM Focused Growth, CCM
               Capital Appreciation, CCM Mid-Cap, CCM Emerging Companies and
               PPA Tax-Efficient Structured Emerging Markets Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The CCM Emerging Companies
               Fund, in particular, and the PEA Innovation, PEA Opportunity and NFJ Small-Cap Value Funds generally have substantial exposure to this risk. The PEA Growth & Income, PEA Target and CCM Mid-Cap
               Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk The Funds, particularly the PEA Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be


                                                                  Prospectus 37
               lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All of the Funds except the CCM Focused Growth, CCM Capital
Risk           Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds may
               use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Technology Related Risk. Because the PEA Innovation Fund concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest a substantial portion of their assets in technology or technology-related companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        A Fund that invests in foreign securities, and particularly the
(non-U.S.)     PPA Tax-Efficient Structured Emerging Markets Fund, may
Investment     experience more rapid and extreme changes in value than Funds
Risk           that invest exclusively in securities of U.S. issuers or
               securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the PPA Tax-Efficient Structured
               Emerging Markets Fund, invests a significant portion of its assets in a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The PPA
               Tax-Efficient Structured Emerging Markets Fund normally invests most of its assets in emerging market securities and is particularly sensitive to these risks. In addition, the risks associated with investing in a narrowly defined geographic area
               (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The PPA Tax-Efficient Structured Emerging Markets Fund is particularly sensitive to currency risk. Currency rates in foreign


38  PIMCO Funds: Multi-Manager Series
               countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds that are "non-diversified" because they invest in a
               relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The PPA Tax-Efficient Structured Emerging Markets Fund may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.
               Similarly, the PEA Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the fund normally "concentrates" its investments in those companies.
               Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the PPA
               Tax-Efficient Structured Emerging Markets Fund, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income
               Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               The PEA Growth & Income Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

               An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


                                                                  Prospectus 39

               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage each Fund's investments. See "Sub-Advisers" below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               For the fiscal year ended June 30, 2003, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

   Fund                                                         Advisory Fees
   --------------------------------------------------------------------------
   PEA Value, CCM Focused Growth, CCM Capital Appreciation,
    CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value and
    PPA Tax-Efficient Structured Emerging Markets Funds             0.45%
   PEA Growth Fund                                                  0.50%
   PEA Target Fund                                                  0.55%
   PEA Renaissance, PEA Growth & Income and NFJ Small-Cap
    Value Funds                                                     0.60%
   PEA Opportunity and PEA Innovation Funds                         0.65%
   CCM Emerging Companies Fund                                      1.25%

               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Institutional and
Fees Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               Institutional and Administrative Class shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

     Fund                                               Administrative Fees
     ----------------------------------------------------------------------
     PPA Tax-Efficient Structured Emerging Markets Fund        0.50%
     All Other Funds                                           0.25%


40  PIMCO Funds: Multi-Manager Series

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

Sub-Adviser*                                   Funds
---------------------------------------------------------------------------------------------
PIMCO Equity Advisors LLC                      PEA Growth, PEA Growth & Income,
("PIMCO Equity Advisors")                      PEA Innovation, PEA Opportunity,
1345 Avenue of the Americas, 50th Floor        PEA Renaissance, PEA Target, and PEA Value
New York, NY 10105
Cadence Capital Management LLC ("Cadence")     CCM Capital Appreciation, CCM Emerging
265 Franklin Street, 11th Floor                Companies, CCM Focused Growth and
Boston, MA 02110                               CCM Mid-Cap
NFJ Investment Group L.P. ("NFJ")              NFJ Large-Cap Value, NFJ Dividend Value and
2121 San Jacinto, Suite 1840                   NFJ Small-Cap Value
Dallas, TX 75201
Parametric Portfolio Associates ("Parametric") PPA Tax-Efficient Structured Emerging Markets
1151 Fairview Avenue N.
Seattle, WA 98109

Sub-Adviser*                                   Investment Specialty
----------------------------------------------------------------------------------------------
PIMCO Equity Advisors LLC                      Disciplined approach to identifying quality
("PIMCO Equity Advisors")                      growth and/or undervalued companies
1345 Avenue of the Americas, 50th Floor
New York, NY 10105
Cadence Capital Management LLC ("Cadence")     A blend of growth companies whose stock is
265 Franklin Street, 11th Floor                reasonably valued by the market
Boston, MA 02110
NFJ Investment Group L.P. ("NFJ")              Value stocks that the Sub-Adviser believes are
2121 San Jacinto, Suite 1840                   undervalued and/or offer above-average
Dallas, TX 75201                               dividend yields
Parametric Portfolio Associates ("Parametric") Stocks, using quantitatively driven fundamental
1151 Fairview Avenue N.                        analysis and economic methods, with a
Seattle, WA 98109                              specialty in tax-efficient products

               --------
              * Each of the Sub-Advisers (except for Parametric) is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds' investments.

PIMCO Equity   PIMCO Equity Advisors provides equity-related advisory services
Advisors       to mutual funds and institutional accounts. Accounts managed by
               PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.2 billion.


                                                                  Prospectus 41

               The following individuals at PIMCO Equity Advisors have or share primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for each of the PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds prior to March 6, 1999, for the PEA Renaissance Fund prior to May 7, 1999, for the PEA Growth & Income Fund prior to July 1, 1999, and for the PEA Value Fund prior to May 8, 2000.

Fund                Portfolio Manager(s) Since Recent Professional Experience
-------------------------------------------------------------------------------------------------------------------------
PEA Growth          Kenneth W. Corba     5/99  Managing Director and Chief Investment Officer of PIMCO Equity Advisors
                                               and a Member of the Management Board of ADAM of America. Prior to
                                               joining ADAM of America, he was with Eagle Asset Management from
                                               1995 to 1998, serving in various capacities including as Chief Investment
                                               Officer and Portfolio Manager. He was with Stein Roe and Farnham Inc.
                                               from 1984 to 1995, serving in various capacities including as Director of the Capital Management Group, Senior Vice President and Portfolio
                                               Manager.

PEA Growth & Income Mr. Corba            7/99  See above.

PEA Innovation      Dennis P. McKechnie  10/98 Managing Director of PIMCO Equity Advisors. Prior to joining ADAM of
                                               America, he was with Columbus Circle Investors from 1987 to 1999, where he managed equity accounts and served in various capacities including as
                                               Portfolio Manager for the Innovation Fund. Mr. McKechnie received his
                                               M.B.A. from Columbia Business School and a degree in electrical engineering from Purdue University.

PEA Opportunity     Michael Corelli      3/03  Co-Portfolio Manager for PIMCO Equity Advisors. Prior to joining PIMCO
                                               Equity Advisors in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group. He received his B.A. from Bucknell
                                               University.

                    Jamie Michaelson     3/03  Co-Portfolio Manager for PIMCO Equity Advisors. Prior to joining PIMCO
                                               Equity Advisors in 2000, he was an analyst at Deutsche Bank Securities and Raymond James together for 4 years covering the financial services, restaurants and gaming sectors. He received his B.A. from Bucknell
                                               University.

PEA Renaissance     John K. Schneider    5/99  Managing Director of PIMCO Equity Advisors. Prior to joining ADAM of
                                               America, he was a partner and Portfolio Manager of Schneider Capital
                                               Management from 1996 to 1999, where he managed equity accounts for various institutional clients. Prior to that he was a member of the Equity
                                               Policy Committee and Director of Research at Newbold's Asset
                                               Management from 1991 to 1996.

PEA Target          Jeff Parker          3/99  Managing Director of PIMCO Equity Advisors. Prior to joining PIMCO Equity
                                               Advisors, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior
                                               Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

PEA Value           Mr. Schneider        5/00  See above.


42  PIMCO Funds: Multi-Manager Series

               During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of ADAM of America and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were approved by the Trust's Board of Trustees.

Cadence Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2003, of approximately $5.1 billion.

               The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund               Portfolio Manager(s)                Since       Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------

CCM Capital        David B. Breed                      3/91*       Managing Director, Chief Executive Officer, Chief
 Appreciation                                                      Investment Officer and founding partner of
                                                                   Cadence. Member of the Management Board of PIMCO
                                                                   Funds Advisors. He is a research generalist and
                                                                   has led the team of portfolio managers and
                                                                   analysts since 1988. Mr. Breed has managed
                                                                   separate equity accounts for many institutional
                                                                   clients and has led the team that manages the
                                                                   PIMCO Funds sub-advised by Cadence since those
                                                                   Funds' inception dates.

                   William B. Bannick                  10/92       Managing Director and Executive Vice President at
                                                                   Cadence. Mr. Bannick is a research generalist and
                                                                   Senior Portfolio Manager for the Cadence team. He
                                                                   has managed separately managed equity accounts
                                                                   for various Cadence institutional clients and has
                                                                   been a member of the team that manages the PIMCO
                                                                   Funds sub-advised by Cadence since joining
                                                                   Cadence in 1992.

                   Katherine A. Burdon                 1/93        Managing Director and Senior Portfolio Manager at
                                                                   Cadence. Ms. Burdon is a research generalist and
                                                                   has managed separately managed equity accounts
                                                                   for various Cadence institutional clients and has
                                                                   been a member of the team that manages the PIMCO
                                                                   Funds sub-advised by Cadence since joining
                                                                   Cadence in 1993.

CCM Emerging       Messrs. Breed and Bannick and       6/93*       See above.
 Companies         Ms. Burdon

CCM Focused Growth Mr. Breed                           9/99*       See above.

                   Mr. Bannick                         9/99*       See above.

                   Ms. Burdon                          9/99*       See above.

CCM Mid-Cap        Mr. Breed                           8/91*       See above.

                   Mr. Bannick and Ms. Burdon    Same as Capital   See above.
                                                 Appreciation Fund

               --------
              * Since inception of the Fund.


                                                                  Prospectus 43

NFJ NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2003, of approximately $3.9 billion.

               The following individuals at NFJ share primary responsibility for the noted Fund.

Fund                Portfolio Manager(s)       Since  Recent Professional Experience
----------------------------------------------------------------------------------------------
NFJ Large-Cap Value Chris Najork               5/00*  Managing Director and founding partner
                                                      of NFJ. He has over 30 years'
                                                      experience encompassing equity research
                                                      and portfolio management. Prior to the
                                                      formation of NFJ in 1989, he was a
                                                      senior vice president, senior portfolio
                                                      manager and analyst at NationsBank,
                                                      which he joined in 1974.

                    Benno J. Fischer           5/00*  Managing Director and founding partner
                                                      of NFJ. He has over 30 years'
                                                      experience in portfolio management,
                                                      investment analysis and research. Prior
                                                      to the formation of NFJ in 1989, he was
                                                      chief investment officer (institutional
                                                      and fixed income), senior vice
                                                      president and senior portfolio manager
                                                      at NationsBank, which he joined in
                                                      1971. Prior to joining NationsBank, Mr.
                                                      Fischer was a securities analyst at
                                                      Chase Manhattan Bank and Clark, Dodge.

                    Paul A. Magnuson           5/00*  Principal at NFJ. He is a Portfolio
                                                      Manager and Senior Research Analyst
                                                      with 17 years' experience in equity
                                                      analysis and portfolio management.
                                                      Prior to joining NFJ in 1992, he was an
                                                      assistant vice president at
                                                      NationsBank, which he joined in 1985.
                                                      Within the Trust Investment Qualitative
                                                      Services Division of NationsBank, he
                                                      was responsible for equity analytics
                                                      and structured fund management.

                    Jeffrey S. Partenheimer    6/02   Principal at NFJ. He is a Portfolio
                                                      Manager with over 17 years' experience
                                                      in financial analysis, portfolio
                                                      management and large corporate finance.
                                                      Prior to joining NFJ in 1999, he spent
                                                      10 years in commercial banking (8 of
                                                      those years managing investment
                                                      portfolios) and 4 years as a treasury
                                                      director for DSC Communications in
                                                      Plano, Texas. He began his career as a
                                                      financial analyst with First City Bank
                                                      of Dallas in 1985. He is both a CFA and
                                                      a CPA.

NFJ Dividend Value  Messrs. Najork and Fischer 5/00*  See above.

                    Mr. Partenheimer           6/02   See above.

NFJ Small-Cap Value Mr. Najork                 10/91* See above.

                    Mr. Fischer                10/91* See above.

                    Mr. Magnuson               7/95   See above.

                    E. Clifton Hoover          1/98   Principal at NFJ. He is a Portfolio
                                                      Manager with 17 years' experience in
                                                      financial analysis and portfolio
                                                      management. Prior to joining NFJ in
                                                      1997, he was associated with Credit
                                                      Lyonnais from 1991 to 1997, where he
                                                      served as a vice-president and was
                                                      responsible for the financial analysis
                                                      and portfolio management of a
                                                      diversified portfolio. He began his
                                                      career as a financial analyst with
                                                      NationsBank in 1985.

               --------
              * Since inception of the Fund.


44  PIMCO Funds: Multi-Manager Series

Parametric     Parametric provides advisory services to mutual funds and
               institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2003, of approximately $155 million.

               The following individuals share primary responsibility for each of the noted Funds.

Fund              Portfolio Manager(s) Since Recent Professional Experience
-----------------------------------------------------------------------------------------------------
PPA Tax-Efficient  David Stein         9/98* Managing Director of Parametric. He has been with
Structured                                   Parametric since 1996 where he leads the investment,
Emerging                                     research and product development activities. Previously,
Markets                                      he served in Investment Research at GTE Corporation
                                             from 1995 to 1996, in Equity Research at Vanguard
                                             Group from 1994 to 1995 and in Investment Research at
                                             IBM Corporation from 1977 to 1994.
                   Tom Seto            9/98* Vice President and Portfolio Manager of Parametric.
                                             Since joining Parametric in 1998, he has been
                                             responsible for management of Parametric's active U.S.
                                             equity strategies and has managed structured equity
                                             portfolios. Previously, he was with Barclays Global
                                             Investors from 1991 to 1998, serving in various
                                             capacities including as head of U.S. Equity Index
                                             Investments and Portfolio Manager.
                   Cliff Quisenberry   6/98* Vice President and Global Portfolio Manager of
                                             Parametric. He joined Parametric in 1998 where he
                                             heads international investments in both developed and
                                             emerging markets. Previously, he served as Vice
                                             President and Portfolio Manager at Cutler & Co. from
                                             1990 to 1994 and as a Securities Analyst and Portfolio
                                             Manager at Fred Alger Management from 1987 to 1998.

               --------
              * Since inception of the Fund.

Adviser/Sub-   Shareholders of each Fund (except the NFJ Dividend Value, NFJ
Adviser        Large-Cap Value, PEA Innovation, CCM Mid-Cap and CCM Emerging
Relationship   Companies Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America.
               Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.


                                                                  Prospectus 45

               Investment Options --
               Institutional Class and Administrative Class Shares

               The Trust offers investors Institutional Class and
               Administrative Class shares of the Funds in this Prospectus.

               The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) may apply to shares that are redeemed or exchanged within 60 days of acquisition and a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the PPA Tax-Efficient Structured Emerging Markets Fund. See "Purchases, Redemptions and Exchanges--Redemption Fees" and "--Fund Reimbursement Fees" below.

               Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

               .Service and Distribution (12b-1) Fees--Administrative Class Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

               In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

               .Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

               .Disclosure Relating to the NFJ Small-Cap Value
               Fund. Institutional and Administrative Class shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer be eligible to purchase shares of the Fund.

               Shareholders of other series of PIMCO Funds: Multi-Manager Series and of PIMCO Funds: Pacific Investment Management Series are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value


46  PIMCO Funds: Multi-Manager Series

               Fund, unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

               The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

               Purchases, Redemptions and Exchanges

               Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the PPA Tax-Efficient Structured Emerging Markets Fund. See "Fund Reimbursement Fees" below.

               Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

               Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

               Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

               .Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Adviser, the Fund's sub-administrator, Pacific Investment Management Company, or to clients of the sub-advisers to the Trusts' Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

               The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

               .Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, Boston Financial Data Services-Midwest (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

               .Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

               Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services-Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.


                                                                  Prospectus 47

               An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

               .Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

               .Other Purchase Information. Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

               The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

               An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

               Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

               Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

               .Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

               .Fund Reimbursement Fees. Investors in Institutional Class and Administrative Class shares of the PPA Tax-Efficient Structured Emerging Markets Fund are subject to a "Fund Reimbursement Fee," both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are not paid separately, but are deducted automatically from the amount invested or the amount to be received in connection with a redemption. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions and exchanges of shares acquired by these reinvestments are subject to Fund Reimbursement Fees unless a waiver applies.

               The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of the Fund's shares (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thereby insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption. These costs include brokerage costs, market impact costs (i.e., the increase


48  PIMCO Funds: Multi-Manager Series
               in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Fund Reimbursement Fees. Former participants in the Parametric Portfolio Associates Emerging Markets Trust will not be subject to Fund Reimbursement Fees with respect to any shares of the PPA Tax-Efficient Structured Emerging Markets Fund they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such participant through June 30, 1998. Such participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of the Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

               .Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds (except the PPA Tax-Efficient Structured Emerging Markets Fund) will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Redemption Fee is also waived for transactions by the PIMCO Asset Allocation Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming      .Redemptions by Mail.  An investor may redeem (sell)
Shares         Institutional Class and Administrative Class shares by
               submitting a written request to PIMCO Funds at 840 Newport
               Center Drive, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client
               Registration Application that are required to effect a redemption.

               .Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or


                                                                  Prospectus 49
               by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

               In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

               Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

               Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

               .Other Redemption Information. Subject to any applicable Redemption Fees or Fund Reimbursement Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

               Unless eligible for a waiver, shareholders of the PPA Tax-Efficient Structured Emerging Markets Fund who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the NAV of the shares redeemed. See "Fund Reimbursement Fees" above. Unless eligible for a waiver, shareholders of the other Funds who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) of the NAV of the shares redeemed. See "Redemption Fees" above.

               Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

               For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

               Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least


50  PIMCO Funds: Multi-Manager Series

               $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

               The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

               Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange       Except as provided below or in the applicable Funds' or series
Privilege      prospectus(es), an investor may exchange Institutional Class or
               Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs, minus the Redemption
               Fee or Fund Reimbursement Fee, of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds:
               Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO
               Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

               Unless eligible for a waiver, shareholders who exchange (or redeem) their Institutional Class or Administrative Class shares of a Fund for the same class of shares of the PPA Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of this Fund acquired in connection with the exchange. Also, shareholders who exchange shares of the PPA Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of this Fund redeemed in connection with the exchange. See "Fund Reimbursement Fees" above. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the other Funds within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) of the NAV of the shares exchanged. See "Redemption Fees" above.

               An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions investors may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

               1. Name.
               2. Date of birth (for individuals).
               3. Residential or business street address.
               4. Social security number, taxpayer identification number, or other identifying number.


                                                                  Prospectus 51

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed on the previous page.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.


Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Institutional and Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the PPA Tax-Efficient Structured Emerging Markets Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.


52  PIMCO Funds: Multi-Manager Series

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

           Fund                           At Least Annually Quarterly
           ----------------------------------------------------------
           PEA Growth & Income, NFJ
            Dividend Value and NFJ Large-
            Cap Value Funds                                     .
           ----------------------------------------------------------
           All other Funds                        .
           ----------------------------------------------------------

               In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

               Shareholders do not pay any sales charges or other fees (including Fund Reimbursement Fees) on the receipt of shares received through the reinvestment of Fund distributions. However, shareholders of the PPA Tax-Efficient Structured Emerging Markets Fund who receive additional shares through the reinvestment of distributions will pay a Fund Reimbursement Fee if they subsequently redeem or exchange those shares. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

               For further information on distribution options, please contact the Trust at 1-800-927-4648.

               Tax Consequences

               .Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

               Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

               . Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on the Tax-Efficient Structured Emerging Markets
               Fund. The PPA Tax-Efficient Structured Emerging Markets Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.


                                                                  Prospectus 53

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the PPA Tax-Efficient Structured Emerging Markets Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of
               Securities and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               Aside from the cash management practices described below, the CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds intend to be as fully invested in common stocks as practicable at all times. The PPA Tax-Efficient Structured Emerging Markets Fund normally invests substantially all of its assets in


54  PIMCO Funds: Multi-Manager Series
               common stocks and other equity and equity-linked securities, but may invest up to 5% of its assets in fixed income securities of emerging market issuers. For cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of the Funds listed in this paragraph will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

               Under normal circumstances, the NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value Funds intends to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The PEA Value, PEA Renaissance, PEA Growth, PEA Target, PEA Opportunity and PEA Innovation Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The CCM Emerging Companies Fund, in
Capitalizationsparticular, and the PEA Opportunity and NFJ Small-Cap Value
               Funds generally invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the PEA Innovation Fund generally has substantial exposure to these risks. The PEA Target, PEA Growth & Income and CCM Mid-Cap
               Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds, particularly the PEA Innovation Fund, may purchase
Public         securities in initial public offerings (IPOs). These securities
Offerings      are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease.


                                                                  Prospectus 55

               The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The PPA Tax-Efficient Structured Emerging Markets Fund normally
(non-U.S.)     invests principally in securities of foreign issuers, securities
Securities     traded principally in securities markets outside the United
               States and/or securities denominated in foreign currencies
               (together, "foreign securities"). The PEA Growth & Income, PEA
               Growth, PEA Target and PEA Opportunity Funds may invest up to
               15% of their respective assets in foreign securities. The PEA
               Value and PEA Renaissance Funds may invest up to 25% of their assets in foreign securities. The PEA Innovation Fund may invest up to 40% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

               All of the Funds may invest in American Depository Receipts
               (ADRs). In addition, the PEA Value, PEA Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation and PPA Tax-Efficient Structured Emerging Markets Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in or that trade
Securities     principally in countries with developing (or "emerging market")
               economies. The PPA Tax-Efficient Structured Emerging Markets
               Fund normally invests most of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
               significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; technical difficulties and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. The PPA Tax-Efficient Structured Emerging Markets Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be


56  PIMCO Funds: Multi-Manager Series
               particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The PPA
               Tax-Efficient Structured Emerging Markets Fund is particularly sensitive to this risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The PEA Value, PEA Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation and PPA Tax-Efficient Structured Emerging Markets Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the PPA Tax-Efficient Structured Emerging Markets Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

               The PPA Tax-Efficient Structured Emerging Markets Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The PPA Tax-Efficient Structured Emerging Markets Fund may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. The PEA Growth &
Securities     Income Fund may place particular emphasis on convertible
               securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund (except the CCM Focused Growth, CCM Capital
               Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In


                                                                  Prospectus 57
               addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The PEA Value, PEA Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity, PEA Innovation and PPA Tax-Efficient Structured Emerging Markets Funds may also purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The PPA Tax-Efficient Structured Emerging Markets Fund may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.


58  PIMCO Funds: Multi-Manager Series

               The Funds may invest in equity-linked securities. The PPA
Equity-Linked  Tax-Efficient Structured Emerging Markets Fund may invest up to
Securities     15% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
               "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds, particularly the PEA Growth & Income
               Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities.
               These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.


                                                                  Prospectus 59

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities
               (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     Each Fund may invest up to 5% of its assets in other investment
in Other       companies, such as closed-end management investment companies,
Investment     or in pooled accounts or other investment vehicles which invest
Companies      in foreign markets. As a shareholder of an investment company, a
               Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      With the exception of the PPA Tax-Efficient Structured Emerging
Turnover       Markets Fund, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the PPA Tax-Efficient Structured Emerging Markets Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes in     The investment objective of each of the PEA Renaissance, PEA
Investment     Growth & Income, PEA Growth, PEA Target, PEA Opportunity, PEA
Objectives and Innovation, CCM Focused Growth, NFJ Dividend Value, NFJ
Policies       Large-Cap Value and PPA Tax-Efficient Structured Emerging
               Markets Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


60  PIMCO Funds: Multi-Manager Series

New and        In addition to the risks described under "Summary of Principal
Smaller-Sized  Risks" above and in this section, several of the Funds are newly
Funds          formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the CCM Focused Growth, CCM Mid-Cap, NFJ
               Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value and PPA
               Tax-Efficient Structured Emerging Markets Fund, references to assets in the first paragraph of the Fund Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. Please see the
               Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


                                                                  Prospectus 61

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.



                              Net Asset               Net Realized/     Total    Dividends  Distributions
           Year or              Value        Net        Unrealized   Income from  from Net    from Net
           Period             Beginning  Investment   Gain (Loss) on Investment  Investment   Realized
            Ended             of Period Income (Loss)  Investments   Operations    Income   Capital Gains
---------------------------------------------------------------------------------------------------------
PEA Value Fund (i)
  Institutional Class
   06/30/03                    $13.89      $ 0.14 (a)    $ (0.55)(a)   $ (0.41)    $ 0.00      $(0.58)
   06/30/02                     16.20        0.14 (a)      (0.54)(a)     (0.40)      0.00       (1.91)
   06/30/01                     11.42        0.19 (a)       4.71 (a)      4.90      (0.12)       0.00
   06/30/00                     15.30        0.28 (a)      (1.33)(a)     (1.05)     (0.26)      (2.57)
   06/30/99                     15.66        0.28 (a)       1.36 (a)      1.64      (0.28)      (1.72)
  Administrative Class
   06/30/03                     13.73        0.11 (a)      (0.55)(a)     (0.44)      0.00       (0.58)
   06/30/02                     16.09        0.09 (a)      (0.54)(a)     (0.45)      0.00       (1.91)
   06/30/01                     11.35        0.15 (a)       4.69 (a)      4.84      (0.10)       0.00
   06/30/00                     15.26        0.24 (a)      (1.33)(a)     (1.09)     (0.25)      (2.57)
   06/30/99                     15.65        0.26 (a)       1.32 (a)      1.58      (0.25)      (1.72)

PEA Renaissance Fund (ii)
  Institutional Class
   06/30/03                    $19.26      $ 0.07 (a)    $ (1.25)(a)   $ (1.18)    $ 0.00      $(0.69)
   06/30/02                     19.38        0.10 (a)       1.10 (a)      1.20       0.00       (1.32)
   06/30/01                     14.97        0.17 (a)       5.47 (a)      5.64      (0.10)      (1.13)
   06/30/00                     18.23        0.42 (a)      (0.23)(a)      0.19       0.00       (3.45)
   06/30/99                     19.07        0.06 (a)       1.43 (a)      1.49       0.00       (2.33)
  Administrative Class
   06/30/03                     19.13        0.03 (a)      (1.17)(a)     (1.14)      0.00       (0.69)
   06/30/02                     19.29        0.06 (a)       1.10 (a)      1.16       0.00       (1.32)
   06/30/01                     14.93        0.13 (a)       5.45 (a)      5.58      (0.09)      (1.13)
   06/30/00                     18.18        0.11 (a)       0.09 (a)      0.20       0.00       (3.45)
   08/31/98-06/30/99            15.37        0.02 (a)       5.12 (a)      5.14       0.00       (2.33)

PEA Growth & Income Fund (ii)
  Institutional Class
   06/30/03                    $ 7.03      $ 0.12 (a)    $ (0.47)(a)   $ (0.35)    $(0.11)     $ 0.00
   06/30/02                      9.25        0.12 (a)      (2.29)(a)     (2.17)     (0.05)       0.00
   06/30/01                     12.98        0.11 (a)      (0.16)(a)     (0.05)     (0.05)      (3.63)
   06/30/00                     15.84       (0.07)(a)       5.81 (a)      5.74       0.00       (8.60)
   06/30/99                     13.53       (0.03)(a)       2.99 (a)      2.96       0.00       (0.65)
  Administrative Class
   06/30/03                      7.00        0.09 (a)      (0.46)(a)     (0.37)     (0.08)       0.00
   06/30/02                      9.23        0.09 (a)      (2.27)(a)     (2.18)     (0.05)       0.00
   04/16/01-06/30/01             8.93        0.01 (a)       0.29 (a)      0.30       0.00        0.00

PEA Growth Fund (ii)
  Institutional Class
   06/30/03                    $16.35      $ 0.03 (a)    $ (1.25)(a)   $ (1.22)    $ 0.00      $ 0.00
   06/30/02                     22.10        0.03 (a)      (5.62)(a)     (5.59)      0.00       (0.16)
   06/30/01                     35.17       (0.04)(a)     (10.68)(a)    (10.72)      0.00       (2.35)
   06/30/00                     31.24       (0.14)(a)       9.73 (a)      9.59       0.00       (5.66)
   03/31/99-06/30/99            31.27       (0.01)(a)      (0.02)(a)     (0.03)      0.00        0.00
  Administrative Class
   06/30/03                     16.15       (0.01)(a)      (1.24)(a)     (1.25)      0.00        0.00
   06/30/02                     21.90       (0.02)(a)      (5.57)(a)     (5.59)      0.00       (0.16)
   06/30/01                     34.95       (0.15)(a)     (10.55)(a)    (10.70)      0.00       (2.35)
   06/30/00                     31.23       (0.21)(a)       9.59 (a)      9.38       0.00       (5.66)
   03/31/99-06/30/99            31.27       (0.04)(a)       0.00 (a)     (0.04)      0.00        0.00

--------
 *   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(i) The information provided for the PEA Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.
(ii) The information provided for the PEA Renaissance, PEA Growth & Income and PEA Growth Funds reflects results of operations under the Funds' former Sub-Adviser through May 7, June 30, and March 7, 1999, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements. The PEA Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.


62  PIMCO Funds: Multi-Manager Series

                                                                                         Ratio of Net
                             Fund                                             Ratio of    Investment
Tax Basis                Reimbursement  Net Asset               Net Assets   Expenses to Income (Loss)
Return of     Total      Fee Added To   Value End                 End of     Average Net  to Average     Portfolio
 Capital  Distributions Paid-In-Capital of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
--------------------------------------------------------------------------------------------------------------------
  $0.00      $(0.58)         $0.00       $12.90       (2.40)%    $ 80,389       0.70%         1.27%         152%
   0.00       (1.91)          0.00        13.89       (3.31)       66,457       0.70          0.87          190
   0.00       (0.12)          0.00        16.20       43.07        67,601       0.70          1.31          204
   0.00       (2.83)          0.00        11.42       (6.65)       41,996       0.70          2.18          196
   0.00       (2.00)          0.00        15.30       12.30        69,181       0.71(g)       1.99          101
   0.00       (0.58)          0.00        12.71       (2.65)       24,549       0.95          0.99          152
   0.00       (1.91)          0.00        13.73       (3.67)       31,115       0.95          0.59          190
   0.00       (0.10)          0.00        16.09       42.83        41,924       0.95          1.08          204
   0.00       (2.82)          0.00        11.35       (7.00)       24,380       0.96(h)       1.97          196
   0.00       (1.97)          0.00        15.26       11.91        23,164       0.95          1.81          101

  $0.00      $(0.69)         $0.00       $17.39       (5.60)%    $167,562       0.86%(c)      0.48%          76%
   0.00       (1.32)          0.00        19.26        5.89       140,322       0.86(c)       0.47          109
   0.00       (1.23)          0.00        19.38       38.88        42,514       0.85          0.95          138
   0.00       (3.45)          0.00        14.97        3.30         6,394       0.85          2.73          133
   0.00       (2.33)          0.00        18.23       10.24           136       0.86(c)       0.38          221
   0.00       (0.69)          0.00        17.30       (5.44)       67,270       1.11(d)       0.23           76
   0.00       (1.32)          0.00        19.13        5.70        42,939       1.11(d)       0.27          109
   0.00       (1.22)          0.00        19.29       38.50         3,288       1.10          0.74          138
   0.00       (3.45)          0.00        14.93        3.36           953       1.10          0.71          133
   0.00       (2.33)          0.00        18.18       36.41           427       1.09*         0.13*         221

  $0.00      $(0.11)         $0.00       $ 6.57       (4.81)%    $  6,857       0.86%(c)      1.86%          84%
   0.00       (0.05)          0.00         7.03      (23.45)        5,676       0.86(c)       1.49          101
   0.00       (3.68)          0.00         9.25       (3.08)        5,196       0.85          1.00           77
   0.00       (8.60)          0.00        12.98       49.32         4,914       1.03(b)      (0.46)         195
   0.00       (0.65)          0.00        15.84       23.18         7,399       0.89(b)      (0.22)         273
   0.00       (0.08)          0.00         6.55       (5.17)          949       1.11(d)       1.49           84
   0.00       (0.05)          0.00         7.00      (23.69)       21,884       1.11(d)       1.21          101
   0.00        0.00           0.00         9.23        3.36        30,436       1.07*         0.52*          77

  $0.00      $ 0.00          $0.00       $15.13       (7.46)%    $ 15,833       0.76%(e)      0.20%          70%
   0.00       (0.16)          0.00        16.35      (25.42)       21,835       0.76(e)       0.14           76
   0.00       (2.35)          0.00        22.10      (32.11)       25,645       0.75         (0.15)          85
   0.00       (5.66)          0.00        35.17       32.66        17,533       0.77(e)      (0.39)          72
   0.00        0.00           0.00        31.24       (0.10)          948       0.74*        (0.19)*        131
   0.00        0.00           0.00        14.90       (7.74)          219       1.01(f)      (0.06)          70
   0.00       (0.16)          0.00        16.15      (25.65)        4,036       1.01(f)      (0.12)          76
   0.00       (2.35)          0.00        21.90      (32.26)        5,241       1.00         (0.50)          85
   0.00       (5.66)          0.00        34.95       31.92        15,116       1.02(f)      (0.63)          72
   0.00        0.00           0.00        31.23       (0.13)        6,164       0.97*        (0.53)*        131

--------
(b) Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c) Ratio of expenses to average net assets excluding trustees' expense is 0.85%.
(d) Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(e) Ratio of expenses to average net assets excluding trustees' expense is 0.75%.
(f) Ratio of expenses to average net assets excluding trustees' expense is 1.00%.
(g) Ratio of expenses to average net assets excluding trustees' expense is 0.70%.
(h) Ratio of expenses to average net assets excluding trustees' expense is 0.95%.


                                                                  Prospectus 63


                           Net Asset               Net Realized/     Total    Dividends  Distributions
         Year or             Value        Net        Unrealized   Income from  from Net    from Net
         Period            Beginning  Investment   Gain (Loss) on Investment  Investment   Realized
          Ended            of Period Income (Loss)  Investments   Operations    Income   Capital Gains
------------------------------------------------------------------------------------------------------

PEA Target Fund (iii)
  Institutional Class
   06/30/03                 $13.41      $(0.04)(a)    $  0.11 (a)   $  0.07     $0.00       $ 0.00
   06/30/02                  19.37       (0.04)(a)      (5.92)(a)     (5.96)     0.00         0.00
   06/30/01                  31.10       (0.08)(a)      (7.62)(a)     (7.70)     0.00        (4.03)
   06/30/00                  17.74       (0.14)(a)      15.30 (a)     15.16      0.00        (1.80)
   03/31/99-06/30/99         16.34       (0.02)(a)       1.42 (a)      1.40      0.00         0.00
  Administrative Class
   06/30/03                  13.43       (0.07)(a)       0.12 (a)      0.05      0.00         0.00
   06/30/02                  19.45       (0.08)(a)      (5.94)(a)     (6.02)     0.00         0.00
   06/30/01                  31.29       (0.15)(a)      (7.66)(a)     (7.81)     0.00        (4.03)
   06/30/00                  17.73       (0.19)(a)      15.55 (a)     15.36      0.00        (1.80)
   03/31/99-06/30/99         16.34       (0.03)(a)       1.42 (a)      1.39      0.00         0.00

PEA Opportunity Fund (iii)
  Institutional Class
   06/30/03                 $12.68      $(0.07)(a)    $  0.52 (a)   $  0.45     $0.00       $ 0.00
   06/30/02                  16.02       (0.09)(a)      (3.25)(a)     (3.34)     0.00         0.00
   06/30/01                  27.43       (0.05)(a)      (6.28)(a)     (6.33)     0.00        (5.08)
   06/30/00                  24.26       (0.12)(a)      11.17 (a)     11.05      0.00        (7.88)
   03/31/99-06/30/99         21.40       (0.03)(a)       2.89 (a)      2.86      0.00         0.00
  Administrative Class
   06/30/03                  12.63       (0.10)(a)       0.51 (a)      0.41      0.00         0.00
   06/30/02                  16.00       (0.12)(a)      (3.25)(a)     (3.37)     0.00         0.00
   06/30/01                  27.44       (0.11)(a)      (6.25)(a)     (6.36)     0.00        (5.08)
   06/30/00                  24.26       (0.18)(a)      11.24 (a)     11.06      0.00        (7.88)
   03/31/99-06/30/99         21.40       (0.05)(a)       2.91 (a)      2.86      0.00         0.00

PEA Innovation Fund (iii)
  Institutional Class
   06/30/03                 $13.93      $(0.08)(a)    $ (0.41)(a)   $ (0.49)    $0.00       $ 0.00
   06/30/02                  28.97       (0.15)(a)     (14.89)(a)    (15.04)     0.00         0.00
   06/30/01                  72.54       (0.26)(a)     (36.96)(a)    (37.22)     0.00        (6.35)
   06/30/00                  37.50       (0.37)(a)      41.80 (a)     41.43      0.00        (6.39)
   03/05/99-06/30/99         32.73       (0.05)(a)       4.82 (a)      4.77      0.00         0.00
  Administrative Class
   06/30/03                  13.82       (0.11)(a)      (0.38)(a)     (0.49)     0.00         0.00
   06/30/02                  28.82       (0.19)(a)     (14.81)(a)    (15.00)     0.00         0.00
   06/30/01                  72.33       (0.28)(a)     (36.88)(a)    (37.16)     0.00        (6.35)
   3/10/00-06/30/00          99.70       (0.20)(a)     (27.17)(a)    (27.37)     0.00         0.00

--------
 *     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(iii) The information provided for the PEA Target, PEA Opportunity and PEA Innovation Funds reflects results of operations under the Funds' former Sub-Adviser through March 6, 1999; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.


64  PIMCO Funds: Multi-Manager Series

                                                                                         Ratio of Net
                             Fund                                             Ratio of    Investment
Tax Basis                Reimbursement  Net Asset               Net Assets   Expenses to Income (Loss)
Return of     Total      Fee Added to   Value End                 End of     Average Net  to Average     Portfolio
 Capital  Distributions Paid-In-Capital of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
--------------------------------------------------------------------------------------------------------------------

  $0.00      $ 0.00          $0.00       $13.48        0.52%      $46,106       0.81%(b)     (0.31)%        105%
   0.00        0.00           0.00        13.41      (30.77)       44,689       0.81(b)      (0.24)         114
   0.00       (4.03)          0.00        19.37      (27.47)       22,228       0.80         (0.35)         109
   0.00       (1.80)          0.00        31.10       89.85        18,436       0.81(b)      (0.50)          99
   0.00        0.00           0.00        17.74        8.57         1,298       0.79*        (0.39)*        229
   0.00        0.00           0.00        13.48        0.37           285       1.06(c)      (0.59)         105
   0.00        0.00           0.00        13.43      (30.95)        4,518       1.06(c)      (0.52)         114
   0.00       (4.03)          0.00        19.45      (27.67)        6,408       1.05         (0.60)         109
   0.00       (1.80)          0.00        31.29       91.13         6,699       1.06(c)      (0.78)          99
   0.00        0.00           0.00        17.73        8.51         5,513       1.02*        (0.61)*        229

  $0.00      $ 0.00          $0.00       $13.13        3.55%      $59,068       0.91%(d)     (0.68)%        214%
   0.00        0.00           0.00        12.68      (20.85)       69,091       0.91(d)      (0.62)         201
   0.00       (5.08)          0.00        16.02      (25.48)       84,567       0.90         (0.27)         237
   0.00       (7.88)          0.00        27.43       50.24        39,205       0.91(d)      (0.42)         254
   0.00        0.00           0.00        24.26       13.36           417       0.88*        (0.54)*        175
   0.00        0.00           0.00        13.04        3.25         3,562       1.16(e)      (0.93)         214
   0.00        0.00           0.00        12.63      (21.06)        6,766       1.16(e)      (0.88)         201
   0.00       (5.08)          0.00        16.00      (25.57)        7,309       1.15         (0.52)         237
   0.00       (7.88)          0.00        27.44       50.36         8,486       1.16(e)      (0.67)         254
   0.00        0.00           0.00        24.26       13.36         2,010       1.12*        (0.82)*        175

  $0.00      $ 0.00          $0.00       $13.44       (3.52)%     $28,908       0.90%        (0.69)%        290%
   0.00        0.00           0.00        13.93      (51.92)       19,786       0.91(d)      (0.71)         207
   0.00       (6.35)          0.00        28.97      (54.96)       20,608       0.90         (0.55)         271
   0.00       (6.39)          0.00        72.54      115.34        28,334       0.90         (0.52)         186
   0.00        0.00           0.00        37.50       14.57           444       0.88*        (0.15)*        119
   0.00        0.00           0.00        13.33       (3.55)        4,824       1.15         (0.95)         290
   0.00        0.00           0.00        13.82      (52.05)        4,642       1.16(e)      (0.95)         207
   0.00       (6.35)          0.00        28.82      (55.04)        4,173       1.15         (0.77)         271
   0.00        0.00           0.00        72.33      (27.45)          668       1.15*        (0.92)*        186

--------
(b)Ratio of expenses to average net assets excluding trustees' expense is 0.80%.
(c)Ratio of expenses to average net assets excluding trustees' expense is 1.05%.
(d)Ratio of expenses to average net assets excluding trustees' expense is 0.90%.
(e)Ratio of expenses to average net assets excluding trustees' expense is 1.15%.


                                                                  Prospectus 65


                              Net Asset               Net Realized/     Total    Dividends  Distributions
           Year or              Value        Net        Unrealized   Income from  from Net    from Net
           Period             Beginning  Investment   Gain (Loss) on Investment  Investment   Realized
            Ended             of Period Income (Loss)  Investments   Operations    Income   Capital Gains
---------------------------------------------------------------------------------------------------------
CCM Focused Growth Fund (iv)
  Institutional Class
   06/30/03                    $ 5.63      $ 0.00 (a)     $ 0.03 (a)   $ 0.03      $ 0.00      $ 0.00
   06/30/02                      7.64       (0.01)(a)      (1.99)(a)    (2.00)       0.00       (0.01)
   06/30/01                     13.35       (0.01)(a)      (4.23)(a)    (4.24)      (0.04)      (1.43)
   08/31/99-06/30/00            10.00        0.00 (a)       3.35 (a)     3.35        0.00        0.00
CCM Capital Appreciation Fund
  Institutional Class
   06/30/03                    $14.83      $ 0.04 (a)     $(0.60)(a)   $(0.56)     $ 0.00      $ 0.00
   06/30/02                     17.72        0.08 (a)      (2.93)(a)    (2.85)      (0.04)       0.00
   06/30/01                     27.10        0.12 (a)      (1.38)(a)    (1.26)      (0.14)      (7.98)
   06/30/00                     26.84        0.08 (a)       5.29 (a)     5.37       (0.11)      (5.00)
   06/30/99                     26.13        0.16 (a)       2.35 (a)     2.51       (0.15)      (1.65)
  Administrative Class
   06/30/03                     14.59        0.01 (a)      (0.56)(a)    (0.55)       0.00        0.00
   06/30/02                     17.46        0.04 (a)      (2.88)(a)    (2.84)      (0.03)       0.00
   06/30/01                     26.85        0.06 (a)      (1.36)(a)    (1.30)      (0.11)      (7.98)
   06/30/00                     26.64        0.01 (a)       5.25 (a)     5.26       (0.05)      (5.00)
   06/30/99                     25.99        0.09 (a)       2.34 (a)     2.43       (0.13)      (1.65)
CCM Mid-Cap Fund (v)
  Institutional Class
   06/30/03                    $18.05      $ 0.01 (a)     $(0.41)(a)   $(0.40)     $ 0.00      $ 0.00
   06/30/02                     21.35        0.08 (a)      (3.21)(a)    (3.13)      (0.14)       0.00
   06/30/01                     30.88        0.21 (a)      (0.79)(a)    (0.58)      (0.16)      (8.79)
   06/30/00                     23.01        0.09 (a)       7.91 (a)     8.00       (0.11)      (0.02)
   06/30/99                     24.09        0.12 (a)      (0.11)(a)     0.01       (0.02)      (1.07)
  Administrative Class
   06/30/03                    $17.83       (0.03)(a)      (0.40)(a)    (0.43)       0.00        0.00
   06/30/02                     21.16        0.04 (a)      (3.23)(a)    (3.19)      (0.14)       0.00
   06/30/01                     30.70        0.15 (a)      (0.77)(a)    (0.62)      (0.13)      (8.79)
   06/30/00                     22.88        0.03 (a)       7.86 (a)     7.89       (0.05)      (0.02)
   06/30/99                     23.96        0.06 (a)      (0.06)(a)     0.00       (0.01)      (1.07)
CCM Emerging Companies Fund (vi)
  Institutional Class
   06/30/03                    $21.62      $(0.20)(a)     $ 0.53 (a)   $ 0.33      $ 0.00      $(2.25)
   06/30/02                     23.34       (0.22)(a)       1.20 (a)     0.98        0.00       (2.70)
   06/30/01                     25.12       (0.16)(a)       0.98 (a)     0.82        0.00       (2.60)
   06/30/00                     20.00       (0.19)(a)       5.31 (a)     5.12        0.00        0.00
   06/30/99                     23.66       (0.14)(a)      (2.89)(a)    (3.03)       0.00       (0.63)
  Administrative Class
   06/30/03                     21.19       (0.24)(a)       0.51 (a)     0.27        0.00       (2.25)
   06/30/02                     22.99       (0.28)(a)       1.18 (a)     0.90        0.00       (2.70)
   06/30/01                     24.83       (0.22)(a)       0.98 (a)     0.76        0.00       (2.60)
   06/30/00                     19.82       (0.26)(a)       5.27 (a)     5.01        0.00        0.00
   06/30/99                     23.52       (0.19)(a)      (2.88)(a)    (3.07)       0.00       (0.63)

--------
 *   Annualized
(iv) Formerly the Mega-Cap Growth Fund.
(v)  Formerly the Mid-Cap Fund.
(vi)  Formerly the Micro-Cap Fund.
(a) Per share amounts based on average number of shares outstanding during the period.


66  PIMCO Funds: Multi-Manager Series

                                                                                         Ratio of Net
                             Fund                                             Ratio of    Investment
Tax Basis                Reimbursement  Net Asset               Net Assets   Expenses to Income (Loss)
Return of     Total      Fee Added to   Value End                 End of       Average    to Average     Portfolio
 Capital  Distributions Paid-In-Capital of Period Total Return Period (000s) Net Assets   Net Assets   Turnover Rate
--------------------------------------------------------------------------------------------------------------------
 $ 0.00      $ 0.00          $0.00       $ 5.66        0.53%     $  1,916       0.70%         0.02%         232%
   0.00       (0.01)          0.00         5.63      (26.23)        1,912       0.70         (0.13)         113
   0.00       (1.47)          0.00         7.64      (35.38)        2,588       0.70         (0.13)         139
   0.00        0.00           0.00        13.35       33.54         4,009       0.71(e)*      0.04*         151
 $ 0.00      $ 0.00          $0.00       $14.27       (3.77)%    $240,130       0.70%         0.33%         161%
   0.00       (0.04)          0.00        14.83      (16.08)      247,275       0.71(b)       0.51          110
   0.00       (8.12)          0.00        17.72       (8.83)      276,170       0.70          0.53          112
   0.00       (5.11)          0.00        27.10       22.79       372,028       0.71(b)       0.29          119
   0.00       (1.80)          0.00        26.84       10.57       645,967       0.71(b)       0.64          120
   0.00        0.00           0.00        14.04       (3.76)      188,923       0.95          0.08          161
   0.00       (0.03)          0.00        14.59      (16.28)      166,964       0.96(c)       0.26          110
   0.00       (8.09)          0.00        17.46       (9.07)      200,351       0.95          0.30          112
   0.00       (5.05)          0.00        26.85       22.49       180,423       0.96(c)       0.04          119
   0.00       (1.78)          0.00        26.64       10.30       229,831       0.95          0.38          120
 $ 0.00      $ 0.00          $0.00       $17.65       (2.22)%    $254,338       0.71%(b)      0.08%         155%
  (0.03)      (0.17)          0.00        18.05      (14.71)      520,160       0.71(b)       0.41          168
   0.00       (8.95)          0.00        21.35       (5.33)      538,661       0.70          0.80          153
   0.00       (0.13)          0.00        30.88       34.88       582,715       0.71(b)       0.35          164
   0.00       (1.09)          0.00        23.01        0.33       581,544       0.70          0.54           85
   0.00        0.00           0.00        17.40       (2.41)      118,600       0.96(c)      (0.19)         155
   0.00       (0.14)          0.00        17.83      (15.10)      115,357       0.96(c)       0.20          168
   0.00       (8.92)          0.00        21.16       (5.51)      171,268       0.95          0.57          153
   0.00       (0.07)          0.00        30.70       34.53       142,986       0.96(c)       0.10          164
   0.00       (1.08)          0.00        22.88        0.31       104,337       0.95          0.30           85
 $ 0.00      $(2.25)         $0.00       $19.70        3.50%     $284,187       1.50%        (1.14)%        130%
   0.00       (2.70)          0.00        21.62        4.95       219,868       1.51(d)      (1.03)         122
   0.00       (2.60)          0.00        23.34        4.28       231,755       1.50         (0.71)          80
   0.00        0.00           0.00        25.12       25.60       231,579       1.51(d)      (0.90)          85
   0.00       (0.63)          0.00        20.00      (12.66)      234,439       1.50         (0.71)          73
   0.00       (2.25)          0.00        19.21        3.27        50,035       1.75         (1.40)         130
   0.00       (2.70)          0.00        21.19        4.65        28,822       1.75         (1.30)         122
   0.00       (2.60)          0.00        22.99        4.08        20,554       1.75         (0.99)          80
   0.00        0.00           0.00        24.83       25.28         7,208       1.76(d)      (1.19)          85
   0.00       (0.63)          0.00        19.82      (12.91)        3,000       1.75         (0.97)          73

--------
(b) Ratio of expenses to average net assets excluding trustees' expense is 0.70%.
(c) Ratio of expenses to average net assets excluding trustees' expense is 0.95%.
(d) Ratio of expenses to average net assets excluding trustees' expense is 1.50%.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.


                                                                  Prospectus 67


                                      Net Asset               Net Realized/     Total    Dividends  Distributions
               Year or                  Value        Net        Unrealized   Income from  from Net    from Net
               Period                 Beginning  Investment   Gain (Loss) on Investment  Investment   Realized
                Ended                 of Period Income (Loss)  Investments   Operations    Income   Capital Gains
-----------------------------------------------------------------------------------------------------------------
NFJ Dividend Value Fund (vii)
  Institutional Class
   06/30/03                            $11.35       $0.35(a)      $(0.31)(a)   $ 0.04      $(0.35)     $(0.50)
   06/30/02                             12.51        0.34(a)       (0.28)(a)     0.06       (0.36)      (0.86)
   06/30/01                              9.88        0.40(a)        2.81 (a)     3.21       (0.35)      (0.23)
   05/08/00-06/30/00                    10.51        0.06(a)       (0.66)(a)    (0.60)      (0.03)       0.00
  Administrative Class
   06/30/03                             11.38        0.32(a)       (0.30)(a)     0.02       (0.34)      (0.50)
   06/30/02                             12.55        0.32(a)       (0.29)(a)     0.03       (0.34)      (0.86)
   06/30/01                              9.87        0.38(a)        2.80 (a)     3.18       (0.27)      (0.23)
   05/08/00-06/30/00                    10.50        0.07(a)       (0.68)(a)    (0.61)      (0.02)       0.00
NFJ Large-Cap Value Fund (viii)
  Institutional Class
   06/30/03                            $13.17       $0.29(a)      $(0.71)(a)   $(0.42)     $(0.23)     $(0.26)
   06/30/02                             12.64        0.27(a)        0.52 (a)     0.79       (0.26)       0.00
   06/30/01                             10.85        0.29(a)        2.15 (a)     2.44       (0.25)      (0.40)
   05/08/00-06/30/00                    11.22        0.07(a)       (0.39)(a)    (0.32)      (0.05)       0.00
NFJ Small-Cap Value Fund
  Institutional Class
   06/30/03                            $21.85       $0.44(a)      $ 0.00 (a)   $ 0.44      $(0.24)     $(0.05)
   06/30/02                             19.26        0.41(a)        2.31 (a)     2.72       (0.13)       0.00
   06/30/01                             14.26        0.42(a)        4.96 (a)     5.38       (0.38)       0.00
   06/30/00                             16.05        0.37(a)       (1.82)(a)    (1.45)      (0.34)       0.00
   06/30/99                             17.68        0.32(a)       (1.29)(a)    (0.97)      (0.21)      (0.45)
  Administrative Class
   06/30/03                             21.67        0.38(a)        0.01 (a)     0.39       (0.22)      (0.05)
   06/30/02                             19.15        0.36(a)        2.27 (a)     2.63       (0.11)       0.00
   06/30/01                             14.19        0.38(a)        4.94 (a)     5.32       (0.36)       0.00
   06/30/00                             15.97        0.34(a)       (1.81)(a)    (1.47)      (0.31)       0.00
   06/30/99                             17.63        0.29(a)       (1.30)(a)    (1.01)      (0.20)      (0.45)
PPA Tax-Efficient Structured Emerging
 Markets Fund
  Institutional Class
   06/30/03                            $11.24       $0.26(a)      $ 1.68 (a)   $ 1.94      $(0.12)     $ 0.00
   06/30/02                             11.29        0.22(a)       (0.09)(a)     0.13       (0.21)       0.00
   06/30/01                             14.14        0.15(a)       (2.73)(a)    (2.58)      (0.30)       0.00
   06/30/00                             13.25        0.09(a)        0.89 (a)     0.98       (0.12)       0.00
   09/30/98-06/30/99                    10.00        0.16(a)        3.10 (a)     3.26       (0.06)       0.00

--------
 *       Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(vii)Formerly NFJ Dividend Value Fund.
(viii)     Formerly the NFJ Basic Value Fund.


68  PIMCO Funds: Multi-Manager Series

                                                                                         Ratio of Net
                             Fund                                             Ratio of    Investment
Tax Basis                Reimbursement  Net Asset               Net Assets   Expenses to Income (Loss)
Return of     Total      Fee Added to   Value End                 End of     Average Net  to Average     Portfolio
 Capital  Distributions Paid-In-Capital of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
--------------------------------------------------------------------------------------------------------------------
  $0.00      $(0.85)         $0.00       $10.54        0.92%     $ 36,852       0.70%        3.52%          43%
   0.00       (1.22)          0.00        11.35        0.96        34,152       0.74(c)      2.88           50
   0.00       (0.58)          0.00        12.51       33.59        51,201       0.70         3.64           43
   0.00       (0.03)          0.00         9.88       (5.73)       24,888       0.70*        3.81*           3
   0.00       (0.84)          0.00        10.56        0.72         1,136       0.95         3.25           43
   0.00       (1.20)          0.00        11.38        0.67         1,253       0.99(e)      2.65           50
   0.00       (0.50)          0.00        12.55       33.30           975       0.95         3.51           43
   0.00       (0.02)          0.00         9.87       (5.78)        4,638       0.95*        4.74*           3
  $0.00      $(0.49)         $0.00       $12.26       (2.99)%    $  2,268       0.70%        2.52%          54%
   0.00       (0.26)          0.00        13.17        6.40         1,834       0.71(d)      2.07           49
   0.00       (0.65)          0.00        12.64       23.37         1,178       0.70         2.50           78
   0.00       (0.05)          0.00        10.85       (2.90)          911       0.70*        3.94*           5
  $0.00      $(0.29)         $0.03(a)    $22.03        2.28%     $153,509       0.85%        2.20%          20%
   0.00       (0.13)          0.00        21.85       14.25        70,329       0.85         2.04           40
   0.00       (0.38)          0.00        19.26       38.32        49,046       0.85         2.51           41
   0.00       (0.34)          0.00        14.26       (8.88)       30,059       0.86(f)      2.57           55
   0.00       (0.66)          0.00        16.05       (5.11)       59,132       0.85         2.12           60
   0.00       (0.27)          0.00        21.79        1.93        67,899       1.10         1.89           20
   0.00       (0.11)          0.00        21.67       13.85        38,107       1.10         1.82           40
   0.00       (0.36)          0.00        19.15       38.06        21,447       1.10         2.27           41
   0.00       (0.31)          0.00        14.19       (9.12)       15,313       1.11(g)      2.38           55
   0.00       (0.65)          0.00        15.97       (5.40)       21,002       1.10         1.92           60

  $0.00      $(0.12)         $0.03(a)    $13.09       17.71%     $114,822       1.01%(e)     2.33%          17%
   0.00       (0.21)          0.03(a)     11.24        1.46        86,654       1.07(e)      1.99           32
   0.00       (0.30)          0.03(a)     11.29      (18.01)       74,197       1.01(b)      1.27           43
   0.00       (0.12)          0.03(a)     14.14        7.55        86,973       1.00(b)      0.64           24
   0.00       (0.06)          0.05(a)     13.25       33.39        72,509       0.95         1.57           28

--------
(b)Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c)Ratio of expenses to average net assets excluding trustees' and interest expenses is 0.70%.
(d)Ratio of expenses to average net assets excluding trustees' expense is 0.70%.
(e)Ratio of expenses to average net assets excluding trustees' and interest expense is 0.95%.
(f)Ratio of expenses to average net assets excluding trustees' expense is 0.85%.
(g)Ratio of expenses to average net assets excluding trustees' expense is 1.10%.


                                                                  Prospectus 69

                     (This page intentionally left blank)

               -----------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               TRANSFER AGENT

               Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus

PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Classes
A, B and C

This Prospectus describes 16 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                                  Prospectus 1

               Table of Contents

Summary Information..............................................  3
Fund Summaries
   CCM Capital Appreciation Fund.................................  5
   CCM Mid-Cap Fund..............................................  8
   NACM Flex-Cap Value Fund...................................... 11
   NACM Growth Fund.............................................. 13
   NACM Value Fund............................................... 15
   NFJ Large-Cap Value Fund...................................... 17
   NFJ Dividend Value Fund....................................... 20
   NFJ Small-Cap Value Fund...................................... 23
   PEA Growth Fund............................................... 26
   PEA Growth & Income Fund...................................... 29
   PEA Opportunity Fund.......................................... 32
   PEA Target Fund............................................... 35
   PEA Value Fund................................................ 38
   RCM Large-Cap Growth Fund..................................... 41
   RCM Mid-Cap Fund.............................................. 44
   RCM Tax-Managed Growth Fund................................... 47
Summary of Principal Risks....................................... 50
Prior Nicholas-Applegate Performance Information................. 53
Management of the Funds.......................................... 55
Investment Options -- Class A, B and C Shares.................... 61
How Fund Shares Are Priced....................................... 64
How to Buy and Sell Shares....................................... 64
Fund Distributions............................................... 70
Tax Consequences................................................. 70
Characteristics and Risks of Securities and Investment Techniques 71
Financial Highlights............................................. 80


2   PIMCO Funds: Multi-Manager Series

               Summary Information



               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                       Approximate Approximate
                                                                                       Number of   Capitalization
             PIMCO Fund               Investment Objective   Main Investments          Holdings    Range
-----------------------------------------------------------------------------------------------------------------------------
Growth Stock RCM Large-Cap Growth     Long-term capital      Large capitalization      45-85       At least $3 billion
Funds                                 appreciation           equity securities
             ----------------------------------------------------------------------------------------------------------------
             RCM Tax-Managed          After-tax growth of    A broadly diversified     25-65       All capitalizations
             Growth                   capital                portfolio of equity
                                                             securities of U.S.
                                                             issuers
             ----------------------------------------------------------------------------------------------------------------
             PEA Growth               Long-term growth of    Common stocks of          35-50       At least $5 billion
                                      capital; income is an  companies with market
                                      incidental             capitalizations of at
                                      consideration          least $5 billion
             ----------------------------------------------------------------------------------------------------------------
             NACM Growth              Long-term capital      Large capitalization      30-40       Upper 90% of the Russell
                                      appreciation           equity securities                     1000 Growth Index
             ----------------------------------------------------------------------------------------------------------------
             RCM Mid-Cap              Long-term capital      Small to medium           85-125      Same as the Russell Mid-
                                      appreciation           capitalization equity                 Cap Growth Index
                                                             securities
             ----------------------------------------------------------------------------------------------------------------
             PEA Target               Capital appreciation;  Common stocks of          up to       Between $1 billion and
                                      no consideration is    companies with market     100         $10 billion
                                      given to income        capitalizations of
                                                             between $1 billion and
                                                             $10 billion
             ----------------------------------------------------------------------------------------------------------------
             PEA Opportunity          Capital appreciation;  Common stocks of          80-120      Less than $2 billion
                                      no consideration is    companies with market
                                      given to income        capitalizations of less
                                                             than $2 billion
-----------------------------------------------------------------------------------------------------------------------------
Blend Stock  PEA Growth & Income      Long-term growth of    Common stocks of          40-60       Greater than $5 billion
Funds                                 capital and current    companies with market
                                      income                 capitalizations of
                                                             greater than $5 billion
             ----------------------------------------------------------------------------------------------------------------
             CCM Capital Appreciation Growth of capital      Common stocks of          75-95       At least $1 billion
                                                             companies with market
                                                             capitalizations of at
                                                             least $1 billion that
                                                             have improving
                                                             fundamentals and whose
                                                             stock is reasonably
                                                             valued by the market
             ----------------------------------------------------------------------------------------------------------------
             CCM Mid-Cap              Growth of capital      Common stocks of          75-95       More than $500 million
                                                             companies with medium                 (excluding the 200 largest
                                                             market capitalizations                capitalization companies)
                                                             (more than $500 million,
                                                             but excluding the 200
                                                             largest capitalization
                                                             companies)
-----------------------------------------------------------------------------------------------------------------------------
Value Stock  PEA Value                Long-term growth of    Common stocks of          35-60       More than $5 billion
Funds                                 capital and income     companies with market
                                                             capitalizations of more
                                                             than $5 billion and
                                                             below-average valuations
                                                             whose business
                                                             fundamentals are
                                                             expected to improve
             ----------------------------------------------------------------------------------------------------------------
             NACM Value               Long-term capital      Equity securities of      60-75       Russell 1000 Value Index
                                      appreciation           large U.S. companies
                                                             that are undervalued in
                                                             the marketplace
             ----------------------------------------------------------------------------------------------------------------
             NFJ Dividend Value       Current income as a    Income producing common   40-50       More than $2 billion
             (formerly NFJ Equity     primary objective;     stocks of companies with
             Income)                  long-term growth of    market capitalizations
                                      capital is a secondary of more than $2 billion
                                      objective
             ----------------------------------------------------------------------------------------------------------------
             NFJ Large-Cap Value      Long-term growth of    Common stocks of          40          Largest 1,000 publicly
             (formerly NFJ Basic      capital and income     large-capitalization                  traded U.S. companies
             Value)                                          companies that are
                                                             undervalued relative to
                                                             the market and their
                                                             industry groups
             ----------------------------------------------------------------------------------------------------------------
             NACM Flex-Cap Value      Long-term capital      Equity securities of      50-75       All capitalizations
                                      appreciation           U.S. companies that are
                                                             undervalued in the
                                                             marketplace
             ----------------------------------------------------------------------------------------------------------------
             NFJ Small-Cap Value      Long-term growth of    Common stocks of          100-150     Between $100 million and
                                      capital and income     companies with market                 $1.5 billion ($1.8 billion
                                                             capitalizations of                    effective 11/30/03)
                                                             between $100 million and
                                                             $1.5 billion ($1.8
                                                             billion effective
                                                             11/30/03) and
                                                             below-average
                                                             price-to-earnings ratios
                                                             relative to the market
                                                             and their industry groups
-----------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 3

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds.  The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

               The NFJ Equity Income and NFJ Basic Value Funds recently changed their names to the "NFJ Dividend Value Fund" and the "NFJ Large-Cap Value Fund," respectively.


4   PIMCO Funds: Multi-Manager Series

               PIMCO CCM Capital Appreciation Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Larger capitalization common stocks At least $1 billion

                      Fund Category           Approximate Number of Holdings      Dividend Frequency
                      Blend Stocks            75-95                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

               In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk            .Growth Securities Risk   .Credit Risk
             .Issuer Risk            .Focused Investment Risk  .Management Risk
             .Value Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 5

Calendar Year Total Returns -- Class A                                           More Recent Return Information
                                                                                 1/1/03-9/30/03                10.22%
                                    [CHART]
                                                                                 Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
 1993    1994    1995    1996    1997    1998    1999    2000     2001    2002                -----------------------
------  ------  ------  ------  ------  ------  ------  ------  -------  ------  Highest (10/1/99-12/31/99)    23.73%
17.24%  -4.64%  36.61%  26.29%  33.72%  17.18%  22.19%  13.57%  -19.18%  -23.64%              -----------------------
                                                                                 Lowest (07/01/02-9/30/02)    -15.92%

     Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                         Fund Inception
                                                1 Year  5 Years 10 Years (3/8/91)/(4)/
---------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                    -27.84% -1.06%  9.36%    10.37%
---------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/    -27.84% -3.85%  6.74%     7.89%
---------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                       -17.10% -0.77%  7.46%     8.35%
---------------------------------------------------------------------------------------
Class B                                         -27.98% -0.89%  9.41%    10.41%
---------------------------------------------------------------------------------------
Class C                                         -24.96% -0.67%  9.17%    10.08%
---------------------------------------------------------------------------------------
S&P 500 Index/(2)/                              -22.10% -0.59%  9.34%     9.93%
---------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average/(3)/        -21.21% 0.28%   8.37%     9.10%
---------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only.
    After-tax returns for Classes B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.



6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees           These tables describe the fees and expenses you may pay if you
and Expenses   buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)


           Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
           Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
           percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
---------------------------------------------------------------------------------------------------------
Class A    5.50%                         1%/(1)/                           2%
---------------------------------------------------------------------------------------------------------
Class B    None                          5%/(2)/                           2%
---------------------------------------------------------------------------------------------------------
Class C    None                          1%/(3)/                           2%
---------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/


                                                  Distribution
                                                  and/                            Total Annual
                                         Advisory or Service        Other         Fund Operating
Share Class                              Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class A                                  0.45%    0.25%             0.40%         1.10%
------------------------------------------------------------------------------------------------
Class B                                  0.45     1.00              0.40          1.85
------------------------------------------------------------------------------------------------
Class C                                  0.45     1.00              0.40          1.85
------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the
    Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or
C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1            Year 3          Year 5          Year 10          Year 1       Year 3      Year 5     Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $656              $880            $1,123          $1,816           $656         $880        $1,123     $1,816
------------------------------------------------------------------------------------------------------------------------------
Class B      688               882             1,201           1,971            188          582         1,001      1,971
------------------------------------------------------------------------------------------------------------------------------
Class C      288               582             1,001           2,169            188          582         1,001      2,169
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO CCM Mid-Cap Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Medium capitalization common stocks More than $500 million (excluding the
                                                                                  200 largest capitalization companies)

                      Fund Category           Approximate Number of Holdings      Dividend Frequency
                      Blend Stocks            75-95                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                  . Market Risk        . Growth Securities  . Focused
                  . Issuer Risk          Risk                 Investment Risk
                  . Value Securities   . Smaller Company    . Credit Risk
                    Risk                 Risk               . Management Risk
                                       . Liquidity Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


8   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class A                                          More Recent Return Information
                                                                                1/1/03-9/30/03                11.36%
                                    [CHART]
                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
 1993    1994     1995    1996    1997   1998    1999    2000    2001    2002                   --------------------
------  -------  ------  ------  ------  -----  ------  ------  ------- ------- Highest (1/1/00-3/31/00)      23.65%
15.32%   -2.75%  36.76%  22.87%  33.62%  7.46%  12.54%  27.94%  -19.68% -20.33%                 --------------------
                                                                                Lowest (7/1/98)-9/30/98)     -14.50%

     Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                 Fund Inception
                                                        1 Year  5 Years 10 Years (8/26/91)/(4)/
-----------------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                            -24.72% -1.32%  8.95%     9.81%
-----------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/            -24.72% -3.41%  6.78%     7.85%
-----------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of
 Fund Shares/(1)/                                       -15.18% -1.37%  6.93%     7.81%
-----------------------------------------------------------------------------------------------
Class B                                                 -24.84% -1.21%  9.00%     9.86%
-----------------------------------------------------------------------------------------------
Class C                                                 -21.72% -0.95%  8.76%     9.55%
-----------------------------------------------------------------------------------------------
Russell Mid-Cap Index/(2)/                              -16.19%  2.19%  9.92%    10.93%
-----------------------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Average/(3)/                  -16.97%  3.62%  9.43%    10.31%
-----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown.
    After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400
    Index. It does not take into account sales charges.
(4) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.


                                                                  Prospectus 9

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
                     Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
                     Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
                     percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A              5.50%                         1%/(1)/                           2%
-------------------------------------------------------------------------------------------------------------------
Class B              None                          5%/(2)/                           2%
-------------------------------------------------------------------------------------------------------------------
Class C              None                          1%/(3)/                           2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the
    CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C
    Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                        Distribution                    Total Annual
                               Advisory and/or Service    Other         Fund Operating
Share Class                    Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
--------------------------------------------------------------------------------------
Class A                        0.45%    0.25%             0.41%         1.11%
--------------------------------------------------------------------------------------
Class B                        0.45     1.00              0.41          1.86
--------------------------------------------------------------------------------------
Class C                        0.45     1.00              0.41          1.86
--------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January
    1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and
    0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in
Class A, B or C shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $657             $883             $1,128          $1,827           $657        $883        $1,128      $1,827
------------------------------------------------------------------------------------------------------------------------------
Class B      689              885              1,206           1,982            189         585         1,006       1,982
------------------------------------------------------------------------------------------------------------------------------
Class C      289              585              1,006           2,180            189         585         1,006       2,180
------------------------------------------------------------------------------------------------------------------------------


10  PIMCO Funds: Multi-Manager Series

               PIMCO NACM Flex-Cap Value Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks long-term      Equity securities of U.S. companies All capitalizations
                      capital appreciation that are undervalued in the
                                           marketplace                         Dividend Frequency
                      Fund Category                                            At least annually
                      Value Stocks         Approximate Number of Holdings
                                           50-75

               The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk              .Liquidity Risk        .Credit Risk
             .Issuer Risk              .Leveraging Risk       .Management Risk
             .Value Securities Risk    .Smaller Company Risk  .Derivatives Risk
             .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 11

--------------------------------------------------------------------------------

Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
                     Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
                     Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
                     percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A              5.50%                         1%(1)                             2%
-------------------------------------------------------------------------------------------------------------------
Class B              None                          5%(2)                             2%
-------------------------------------------------------------------------------------------------------------------
Class C              None                          1%(3)                             2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred
    Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within
   60 days of acquisition (including acquisition through exchanges). The Redemption
   Fee equals 2.00% of the net asset value of the shares redeemed or exchanged.
   Redemption Fees are paid to and retained by the Fund and are not sales charges
   (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6,
   2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                                                Distribution                Total Annual
                                                                       Advisory and/or Service  Other       Fund Operating
Share Class                                                            Fees     (12b-1) Fees(2) Expenses(3) Expenses
--------------------------------------------------------------------------------------------------------------------------
Class A                                                                0.65%    0.25%           0.51%       1.41%
--------------------------------------------------------------------------------------------------------------------------
Class B                                                                0.65     1.00            0.51        2.16
--------------------------------------------------------------------------------------------------------------------------
Class C                                                                0.65     1.00            0.51        2.16
--------------------------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------------------------------------------------
Share Class     Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------------------------------------------------
Class A         $686             $972             $1,279          $2,148           $686        $972        $1,279      $2,148
----------------------------------------------------------------------------------------------------------------------------------
Class B          719              976              1,359           2,207            219         676         1,159       2,207
----------------------------------------------------------------------------------------------------------------------------------
Class C          319              676              1,159           2,493            219         676         1,159       2,493
----------------------------------------------------------------------------------------------------------------------------------



12  PIMCO Funds: Multi-Manager Series

               PIMCO NACM Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective Fund Focus                             Approximate Capitalization Range
and Strategies        Seeks long-term      Large capitalization equity securities Upper 90% of the Russell 1000
                      capital appreciation                                        Growth Index
                                           Approximate Number of Holdings
                      Fund Category        30-40                                  Dividend Frequency
                      Large Growth Stocks                                         At least annually

               The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($2.4 billion and greater as of September 30, 2003). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards. The Fund's portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk             .Liquidity Risk    .Leveraging Risk
           .Issuer Risk             .Credit Risk       .Management Risk
           .Growth Securities Risk  .Derivatives Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 13

--------------------------------------------------------------------------------


Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
                     Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
                     percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A              5.50%                         1%(1)                             2%
-------------------------------------------------------------------------------------------------------------------
Class B              None                          5%(2)                             2%
-------------------------------------------------------------------------------------------------------------------
Class C              None                          1%(3)                             2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the
    CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C
    Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
                                                       Distribution                Total Annual
                                                       and/or Service  Other       Fund Operating
Share Class                              Advisory Fees (12b-1) Fees(2) Expenses(3) Expenses
-------------------------------------------------------------------------------------------------
Class A                                  0.50%         0.25%           0.50%       1.25%
-------------------------------------------------------------------------------------------------
Class B                                  0.50          1.00            0.50        2.00
-------------------------------------------------------------------------------------------------
Class C                                  0.50          1.00            0.50        2.00
-------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's
    Class A, B and C shares in excess of $2.5 billion.
Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of each
                period                                                      Example: Assuming you do not redeem your shares
---------------------------------------------------------------------------------------------------------------------------
Share Class     Year 1         Year 3         Year 5         Year 10        Year 1      Year 3      Year 5      Year 10
---------------------------------------------------------------------------------------------------------------------------
Class A         $670           $925           $1,199         $1,978         $670        $925        $1,199      $1,978
---------------------------------------------------------------------------------------------------------------------------
Class B          703            927            1,278          2,038          203         627         1,078       2,038
---------------------------------------------------------------------------------------------------------------------------
Class C          303            627            1,078          2,327          203         627         1,078       2,327
---------------------------------------------------------------------------------------------------------------------------


14  PIMCO Funds: Multi-Manager Series

               PIMCO NACM Value Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term capital Equity securities of large U.S.   Russell 1000 Value Index
                      appreciation            companies that are undervalued in
                                              the marketplace
                      Fund Category
                      Large Value Stocks      Approximate Number of Holdings    Dividend Frequency
                                              60-75                             At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios. The Fund emphasizes equity securities of undervalued, large U.S. companies with market capitalizations similar to the Russell 1000 Value Index.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Liquidity Risk    .Credit Risk
            .Issuer Risk            .Leveraging Risk   .Management Risk
            .Value Securities Risk  .Derivatives Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 15

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
                Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
                percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
--------------------------------------------------------------------------------------------------------------
Class A         5.50%                         1%(1)                             2%
--------------------------------------------------------------------------------------------------------------
Class B         None                          5%(2)                             2%
--------------------------------------------------------------------------------------------------------------
Class C         None                          1%(3)                             2%
--------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C
    Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the
   Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                              Distribution                Total Annual
                     Advisory and/or Service  Other       Fund Operating
Share Class          Fees     (12b-1) Fees(2) Expenses(3) Expenses
------------------------------------------------------------------------
Class A              0.50%    0.25%           0.50%       1.25%
------------------------------------------------------------------------
Class B              0.50     1.00            0.50        2.00
------------------------------------------------------------------------
Class C              0.50     1.00            0.50        2.00
------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers,
    Inc.
(3) Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of
                each period                                            Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------------------------------------
Share Class     Year 1        Year 3        Year 5       Year 10       Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------------------------------------
Class A         $670          $925          $1,199       $1,978        $670        $925        $1,199      $1,978
----------------------------------------------------------------------------------------------------------------------
Class B          703           927           1,278        2,038         203         627         1,078       2,038
----------------------------------------------------------------------------------------------------------------------
Class C          303           627           1,078        2,327         203         627         1,078       2,327
----------------------------------------------------------------------------------------------------------------------


16  PIMCO Funds: Multi-Manager Series

               PIMCO NFJ Large-Cap Value Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization Range
                      and income                        common stocks                     Largest 1,000 publicly traded
                                                                                          companies
                      Fund Category                     Approximate Number of Holdings    Dividend Frequency
                      Value Stocks                      40                                Quarterly

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The Fund classifies its investment universe of the 1,000 largest companies by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Basic Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                    .Market Risk            .Credit Risk      .Derivatives Risk
                    .Issuer Risk            .Management Risk  .Leveraging Risk
                    .Value Securities Risk

               Please see "Summary of Principal Risks" in the Prospectus for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart
               (including the information to its right) shows performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer
               Class A, B or C shares for a full calendar year during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares.
               Performance information shown in the Average Annual Total
               Returns table for Class A, B and C shares shows estimated historical performance for the Fund's Class A, B and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 17

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   1/1/03-9/30/03                 7.44%
                                    [CHART]
                                                   Highest and Lowest Quarter Returns
 2001    2002                                      (for periods shown in the bar chart)
------ -------                                                  -----------------------
12.82%  -6.82%                                     Highest (10/1/01-12/31/01)    11.45%
                                                                -----------------------
                                                   Lowest (7/1/02-9/30/02)      -17.91%
        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                     Since Inception
                                                              1 Year (5/8/00)/(4)/
------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                      -6.82% 5.15%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/      -7.80% 3.54%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                     -3.80% 3.41%
------------------------------------------------------------------------------------
Class A                                                      -12.36% 2.42%
------------------------------------------------------------------------------------
Class B                                                      -12.42% 2.82%
------------------------------------------------------------------------------------
Class C                                                       -8.86% 3.88%
------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                              -9.65% 7.45%
------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                      -14.67% 1.20%
------------------------------------------------------------------------------------

            (1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B and C will vary.
            (2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
            (3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (4) The Fund began operations on 5/8/00. Index comparisons begin on
                4/30/00.


18  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
           Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
           percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
---------------------------------------------------------------------------------------------------------
Class A    5.50%                         1%/(1)/                           2%
---------------------------------------------------------------------------------------------------------
Class B    None                          5%/(2)/                           2%
---------------------------------------------------------------------------------------------------------
Class C    None                          1%/(3)/                           2%
---------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares" in the Prospectus.
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.45%    0.25%             0.50%         1.20%
----------------------------------------------------------------------------------------------------------
Class B                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
Class C                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1            Year 3          Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $666              $910            $1,173          $1,925           $666        $910        $1,173      $1,925
------------------------------------------------------------------------------------------------------------------------------
Class B      698               912             1,252           2,078            198         612         1,052       2,078
------------------------------------------------------------------------------------------------------------------------------
Class C      298               612             1,052           2,275            198         612         1,052       2,275
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 19

               PIMCO NFJ Dividend Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                   Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks current income as a primary      Income producing common stocks with More than $2 billion
                      objective; long-term growth of capital potential for capital appreciation is a secondary objective
                                                                                                 Dividend Frequency
                      Fund Category                          Approximate Number of Holdings      Quarterly
                      Value Stocks                           40-50

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

               The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

               In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Equity Income Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                  . Market Risk        . Credit Risk        . Derivatives Risk
                  . Issuer Risk        . Management Risk    . Leveraging Risk
                  . Value Securities   . Focused
                    Risk                 Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart
               (including the information to its right) shows performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund's Class A, B and C shares (10/31/01), performance information shown in the bar chart and Average
               Annual Total Returns table shows performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
               Annual Total Returns table only), distribution and/or service
               (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


20  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class A          More Recent Return Information
                                                1/1/03-9/30/03                7.97%
                                      [CHART]
                                                Highest and Lowest Quarter Returns
                                                for periods shown in the bar chart)
 2001    2002                                               -----------------------
------  ------                                  Highest (4/1/01-6/30/01)     12.07%
16.40%  -7.06%                                              -----------------------
                                                Lowest (7/1/02-9/30/02)     -17.10%

      Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                     Portfolio Inception
                                                              1 Year  (5/8/00)/(4)/
----------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                                 -12.17%   3.61%
----------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/                 -13.97%   1.01%
----------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                                  -6.69%   2.08%
----------------------------------------------------------------------------------------
Class B                                                      -12.00%   4.12%
----------------------------------------------------------------------------------------
Class C                                                       -8.52%   5.07%
----------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                           -22.10% -15.95%
----------------------------------------------------------------------------------------
Lipper Equity Income Funds Average/(3)/                      -15.84%  -5.10%
----------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65%
    of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S.
    diversified equity fund universe. It does not take into account sales charges.
(4) The Portfolio began operations on 5/8/00. Index comparisons begin on 4/30/00.


                                                                  Prospectus 21

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
           Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
           percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
---------------------------------------------------------------------------------------------------------
Class A    5.50%                         1%/(1)/                           2%
---------------------------------------------------------------------------------------------------------
Class B    None                          5%/(2)/                           2%
---------------------------------------------------------------------------------------------------------
Class C    None                          1%/(3)/                           2%
---------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.45%    0.25%             0.50%         1.20%
----------------------------------------------------------------------------------------------------------
Class B                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
Class C                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $666             $910             $1,173          $1,925           $666        $910        $1,173      $1,925
------------------------------------------------------------------------------------------------------------------------------
Class B      698              912              1,252           2,078            198         612         1,052       2,078
------------------------------------------------------------------------------------------------------------------------------
Class C      298              612              1,052           2,275            198         612         1,052       2,275
------------------------------------------------------------------------------------------------------------------------------


22  PIMCO Funds: Multi-Manager Series

               PIMCO NFJ Small-Cap Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued smaller capitalization Between $100 million and
                      and income                        common stocks                      $1.5 billion ($1.8 billion effective
                                                                                           11/30/03)
                      Fund Category                     Approximate Number of Holdings
                      Value Stocks                      100-150                            Dividend Frequency
                                                                                           At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

               The Fund's initial selection universe consists of approximately 4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

               From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is not currently open to new investors. See "How to Buy and Sell Shares--Disclosure Relating to the NFJ Small-Cap Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

         . Market Risk            . Smaller Company Risk     . Credit Risk
         . Issuer Risk            . Liquidity Risk           . Management Risk
         . Value Securities Risk  . Focused Investment Risk  . Derivatives Risk
                                                             . Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 23

Calendar Year Total Returns -- Class A                                           More Recent Return Information
                                                                                 1/1/03-9/30/03                 9.07%

                                    [CHART]                                      Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
                                                                                              -----------------------
 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002   Highest (4/1/99-6/30/99)      16.28%
------  -------  ------  ------  ------  ------  ------  ------  ------- -------              -----------------------
13.39%  -4.07%   24.98%  27.22%  34.47%  -9.48%  -6.82%  21.18%  -18.61%  2.54%  Lowest (7/1/98-9/30/98)      -18.71%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                      Fund Inception
                                                             1 Year  5 Years 10 Years (10/1/91)/(4)/
----------------------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                                  -3.10%  3.27%  10.57%   11.57%
----------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/                  -3.59%  2.48%   8.46%    9.52%
----------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                                  -1.90%  2.22%   7.72%    8.71%
----------------------------------------------------------------------------------------------------
Class B                                                       -3.28%  3.33%  10.62%   11.61%
----------------------------------------------------------------------------------------------------
Class C                                                        0.73%  3.67%  10.38%   11.30%
----------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                        -20.48% -1.36%   7.16%    8.48%
----------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average(3)                      -10.27%  3.99%  10.31%   11.97%
----------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the
    S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.


24  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
           Maximum Sales Charge (Load)   Maximum Contingent Deferred Sales Redemption Fee (as a
           Imposed on Purchases (as a    Charge (Load) (as a percentage of percentage of exchange
           percentage of offering price) original purchase price)          price or amount redeemed)/(4)/
---------------------------------------------------------------------------------------------------------
Class A    5.50%                         1%/(1)/                           2%
---------------------------------------------------------------------------------------------------------
Class B    None                          5%/(2)/                           2%
---------------------------------------------------------------------------------------------------------
Class C    None                          1%/(3)/                           2%
---------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.60%    0.25%             0.40%         1.25%
----------------------------------------------------------------------------------------------------------
Class B                                            0.60     1.00              0.40          2.00
----------------------------------------------------------------------------------------------------------
Class C                                            0.60     1.00              0.40          2.00
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $670             $925             $1,199          $1,978           $670        $925        $1,199      $1,978
------------------------------------------------------------------------------------------------------------------------------
Class B      703              927              1,278           2,131            203         627         1,078       2,131
------------------------------------------------------------------------------------------------------------------------------
Class C      303              627              1,078           2,327            203         627         1,078       2,327
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 25

               PIMCO PEA Growth Fund


--------------------------------------------------------------------------------
Principal Investments and Strategies

Principal Investments Investment Objective               Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital; Larger capitalization common   At least $5 billion
                      income is an incidental            stocks
                      consideration                                                     Dividend Frequency
                                                         Approximate Number of Holdings At least annually
                      Fund Category                      35-50
                      Growth Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk              .Currency Risk            .Management Risk
          .Issuer Risk              .Technology Related Risk  .Derivatives Risk
          .Growth Securities Risk   .Focused Investment Risk  .Leveraging Risk
          .Foreign Investment Risk  .Credit Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (10/26/90) and Class B shares
               (5/23/95), performance information shown in the Average Annual
               Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


26  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class C                                           More Recent Return Information
                                                                                 1/1/03-9/30/03                 7.36%
                                    [CHART]
                                                                                 Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
1993     1994    1995    1996    1997    1998   1999    2000     2001      2002               -----------------------
-----  -------  ------  ------  ------  ------ ------ -------- --------  ------- Highest (10/1/99-12/31/99)    36.21%
9.32%   -0.75%  27.47%  17.52%  21.84%  38.90% 39.83%  -14.86%  -29.59%  -29.72%              -----------------------
                                                                                 Lowest (1/1/01-3/31/01)      -23.69%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                          Fund Inception
                                                   1 Year  5 Year 10 Year (2/24/84)/(4)/
----------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                       -33.11% -4.27% 5.15%   11.25%
----------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/       -33.11% -5.64% 2.82%    8.83%
----------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale
 of Fund Shares/(1)/                               -20.33% -2.62% 4.12%    9.18%
----------------------------------------------------------------------------------------
Class B                                            -33.29% -4.22% 5.18%   11.28%
----------------------------------------------------------------------------------------
Class C                                            -30.43% -3.93% 4.95%   10.76%
----------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                 -22.10% -0.59% 9.34%   12.57%
----------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/           -23.88% -2.13% 7.43%   10.72%
----------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.


                                                                  Prospectus 27

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load) Imposed Maximum Contingent Deferred Sales          Redemption Fee (as a percentage of
           on Purchases (as a percentage of    Charge (Load) (as a percentage of original exchange price or amount
           offering price)                     purchase price)                            redeemed)/(4)/
----------------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under
    "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges
    (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
   Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the
   Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.50%    0.25%             0.41%         1.16%
----------------------------------------------------------------------------------------------------------
Class B                                            0.50     1.00              0.41          1.91
----------------------------------------------------------------------------------------------------------
Class C                                            0.50     1.00              0.41          1.91
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1            Year 3          Year 5          Year 10          Year 1       Year 3      Year 5     Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $662              $898            $1,153          $1,881           $662         $898        $1,153     $1,881
------------------------------------------------------------------------------------------------------------------------------
Class B      694               900             1,232           2,035            194          600         1,032      2,035
------------------------------------------------------------------------------------------------------------------------------
Class C      294               600             1,032           2,233            194          600         1,032      2,233
------------------------------------------------------------------------------------------------------------------------------


28  PIMCO Funds: Multi-Manager Series

               PIMCO PEA Growth & Income Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                      Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Medium and large capitalization Greater than $5 billion
                      and current income                common stocks
                                                                                        Dividend Frequency
                      Fund Category                     Approximate Number of Holdings  Quarterly
                      Blend Stocks                      40-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

               When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

               When selecting securities for the Fund's "Income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

               The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk             .Liquidity Risk           .Fixed Income Risk
          .Issuer Risk             .Foreign Investment Risk  .High Yield Risk
          .Growth Securities Risk  .Currency Risk            .Credit Risk
          .Value Securities Risk   .Focused Investment Risk  .Management Risk
          .Smaller Company Risk    .Technology Related Risk  .Derivatives Risk
                                                             .Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. For the periods prior to the inception of the Fund's Class A shares (7/31/00), performance information shown in the bar chart shows performance of the Fund's Institutional
               Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For the periods prior to the inception of the Fund's Class A, B and C Shares (7/31/00),


                                                                  Prospectus 29
               performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The performance information below for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown would not necessarily have been achieved had the Fund's current objective and policies then been in effect. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class A                               More Recent Return Information
                                                                     1/1/03-9/30/03                 7.84%
                                    [CHART]
                                                                     Highest and Lowest Quarter Returns
                                                                     (for periods shown in the bar chart)
                                                                                  -----------------------
 1995    1996    1997    1998     1999     2000     2001      2002   Highest (10/1/99-12/31/99)    39.99%
------  ------  ------  ------   ------   ------   -------   -------              -----------------------
31.20%  16.85%  15.76%  29.38%   51.22%   19.28%   -24.89%   -20.08% Lowest (7/1/01-9/30/01)      -22.06%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                       Fund Inception
                                                                       1 Year  5 Years (12/28/94)/(4)/
------------------------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                                           -24.47%  5.77%  11.26%
------------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/                           -24.83% -0.68%   5.02%
------------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of Fund Shares/(1)/   -15.02%  2.56%   6.97%
------------------------------------------------------------------------------------------------------
Class B                                                                -24.57%  6.03%  11.32%
------------------------------------------------------------------------------------------------------
Class C                                                                -21.41%  6.20%  11.22%
------------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                     -22.10% -0.59%  10.30%
------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/                               -23.88% -2.13%   7.93%
------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for
    Classes B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by
    Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300%
    of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.




30  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load) Imposed Maximum Contingent Deferred Sales          Redemption Fee (as a percentage of
           on Purchases (as a percentage of    Charge (Load) (as a percentage of original exchange price or amount
           offering price)                     purchase price)                            redeemed)/(4)/
----------------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under
    "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges
    (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
   Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the
   Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.60%    0.25%             0.51%         1.36%
----------------------------------------------------------------------------------------------------------
Class B                                            0.60     1.00              0.51          2.11
----------------------------------------------------------------------------------------------------------
Class C                                            0.60     1.00              0.51          2.11
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred by Class A shares during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------------------------------------------------
Share Class     Year 1            Year 3          Year 5          Year 10          Year 1       Year 3      Year 5     Year 10
----------------------------------------------------------------------------------------------------------------------------------
Class A         $681              $957            $1,254          $2,095           $681         $957        $1,254     $2,095
----------------------------------------------------------------------------------------------------------------------------------
Class B          714               961             1,334           2,248            214          661         1,134      2,248
----------------------------------------------------------------------------------------------------------------------------------
Class C          314               661             1,134           2,441            214          661         1,134      2,441
----------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 31

               PIMCO PEA Opportunity Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                           Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no   Smaller capitalization common stocks Less than $2 billion
                      consideration is given to income
                                                       Approximate Number of Holdings       Dividend Frequency
                      Fund Category                    80-120                               At least annually
                      Growth Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of less than $2 billion at the time of investment.

               The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

               The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk             .Liquidity Risk           .Credit Risk
           .Issuer Risk             .Foreign Investment Risk  .Management Risk
           .Growth Securities Risk  .Currency Risk            .Leveraging Risk
           .Smaller Company Risk    .Technology Related Risk  .Derivatives Risk
           .IPO Risk                .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total
               Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


32  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class C                                          More Recent Return Information
                                                                                1/1/03-9/30/03                22.81%
                                    [CHART]
                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
 1993    1994    1995    1996    1997    1998   1999    2000     2001    2002                -----------------------
------  ------  ------  ------  ------  -----  ------  -------  ------- ------- Highest (10/01/99-12/31/99)   45.70%
36.16%  -4.74%  41.53%  11.54%  -4.75%  1.29%  63.99%  -14.35%  -17.94% -29.92%              -----------------------
                                                                                Lowest (7/1/01-9/30/01)      -31.08%

     Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                      Fund Inception
                                             1 Year  5 Years 10 Years (2/24/84)/(4)/
------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                 -33.28% -4.32%  4.96%    11.91%
------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/ -33.28% -7.53%  1.78%     9.05%
------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                -20.43% -3.43%  3.76%     9.70%
------------------------------------------------------------------------------------
Class B                                      -33.42% -4.12%  5.02%    11.93%
------------------------------------------------------------------------------------
Class C                                      -30.62% -3.93%  4.79%    11.43%
------------------------------------------------------------------------------------
Russell 2000 Growth Index/(2)/               -30.27% -6.59%  2.62%     5.80%
------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average/(3)/   -29.09% -1.88%  6.21%     8.87%
------------------------------------------------------------------------------------

            (1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
            (2) The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
            (3) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.


                                                                  Prospectus 33

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
                     Maximum Sales Charge (Load) Imposed Maximum Contingent Deferred Sales
                     on Purchases (as a percentage of    Charge (Load) (as a percentage of original
                     offering price)                     purchase price)
----------------------------------------------------------------------------------------------------
Class A              5.50%                               1%/(1)/
----------------------------------------------------------------------------------------------------
Class B              None                                5%/(2)/
----------------------------------------------------------------------------------------------------
Class C              None                                1%/(3)/
----------------------------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)
                     Redemption Fee (as a percentage of
                     exchange price or amount
                     redeemed)/(4)/
-------------------------------------------------------
Class A              2%
-------------------------------------------------------
Class B              2%
-------------------------------------------------------
Class C              2%
-------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
             (4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
Share Class                              Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class A                                  0.65%    0.25%             0.41%         1.31%
------------------------------------------------------------------------------------------------
Class B                                  0.65     1.00              0.41          2.06
------------------------------------------------------------------------------------------------
Class C                                  0.65     1.00              0.41          2.06
------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the
    Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or
C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                 Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
     ------------------------------------------------------------------------------------------------------------------------------
     Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
     ------------------------------------------------------------------------------------------------------------------------------
     Class A     $676             $942             $1,229          $2,042           $676        $942        $1,229      $2,042
     ------------------------------------------------------------------------------------------------------------------------------
     Class B      708              946              1,308           2,195            209         646         1,108       2,195
     ------------------------------------------------------------------------------------------------------------------------------
     Class C      309              646              1,108           2,390            209         646         1,108       2,390
     ------------------------------------------------------------------------------------------------------------------------------


34  PIMCO Funds: Multi-Manager Series

               PIMCO PEA Target Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks capital appreciation;         Medium capitalization common stocks Between $1 billion and $10 billion no consideration is given to income

                      Fund Category                       Approximate Number of Holdings      Dividend Frequency
                      Growth Stocks                       up to 100                           At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

               The portfolio managers select stocks for the Fund using a "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

    .Market Risk             .Liquidity Risk           .Focused Investment Risk
    .Issuer Risk             .Foreign Investment Risk  .Credit Risk
    .Growth Securities Risk  .Currency Risk            .Management Risk
    .Smaller Company Risk    .Technology Related Risk  .Leveraging Risk
                                                       .Derivatives Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares.
               Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 35

Calendar Year Total Returns -- Class A                                          More Recent Return Information
                                    [CHART]                                     1/1/03-9/30/03                17.44%

                                                                                Highest and Lowest Quarter Returns
 1993   1994    1995    1996    1997    1998    1999   2000     2001     2002   (for periods shown in the bar chart)
------  -----  ------  ------  ------  ------  ------  -----  --------  -------              -----------------------
25.51%  3.86%  31.24%  16.62%  16.37%  24.15%  66.25%  9.68%   -28.63%  -32.77% Highest (10/1/99-12/31/99)    53.05%
                                                                                             -----------------------
                                                                                Lowest (7/1/01-9/30/01)      -27.08%
     Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                      Fund Inception
                                                             1 Year  5 Years 10 Years (12/17/92)/(4)/
-----------------------------------------------------------------------------------------------------
Class A -- Before Taxes/(1)/                                 -36.47%  0.52%  9.07%    9.16%
-----------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1)/                 -36.47% -1.25%  6.34%    6.43%
-----------------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                                 -22.39%  0.39%  6.82%    6.90%
-----------------------------------------------------------------------------------------------------
Class B                                                      -36.56%  0.74%  9.11%    9.20%
-----------------------------------------------------------------------------------------------------
Class C                                                      -33.89%  1.03%  8.93%    9.01%
-----------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                            -27.40% -1.82%  6.71%    6.71%
-----------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                     -28.52% -1.48%  6.22%    6.22%
-----------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell
    1000(R) Growth Index. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
(4) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.


36  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load) Imposed Maximum Contingent Deferred Sales          Redemption Fee (as a percentage of
           on Purchases (as a percentage of    Charge (Load) (as a percentage of original exchange price or amount
           offering price)                     purchase price)                            redeemed)/(4)/
----------------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under
    "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges
    (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
   Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the
   Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.55%    0.25%             0.41%         1.21%
----------------------------------------------------------------------------------------------------------
Class B                                            0.55     1.00              0.41          1.96
----------------------------------------------------------------------------------------------------------
Class C                                            0.55     1.00              0.41          1.96
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------------------------------------------------
Share Class     Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------------------------------------------------
Class A         $667             $913             $1,178          $1,935           $667        $913        $1,178      $1,935
----------------------------------------------------------------------------------------------------------------------------------
Class B          699              915              1,257           2,089            199         615         1,057       2,089
----------------------------------------------------------------------------------------------------------------------------------
Class C          299              615              1,057           2,285            199         615         1,057       2,285
----------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 37

               PIMCO PEA Value Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization  More than $5 billion
                      and income                        stocks with improving fundamentals
                                                                                           Dividend Frequency
                      Fund Category                     Approximate Number of Holdings     At least annually
                      Value Stocks                      35-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      .  Market Risk            .  Foreign Investment Risk  .  Credit Risk
      .  Issuer Risk            .  Currency Risk            .  Management Risk
      .  Value Securities Risk  .  Focused Investment Risk  .  Leveraging Risk
                                                            .  Derivatives Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


38  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class A     More Recent Return Information
                                           1/1/03-9/30/03                15.29%

[CHART]                                    Highest and Lowest Quarter Returns
                                           (for periods shown in the bar chart)
                                                        -----------------------
1993    1994    1995    1996    1997       Highest (4/1/99-6/30/99)      17.73%
1998   1999    2000    2001    2002                     -----------------------
------  ------  ------  ------  ------     Lowest (7/1/02-9/30/02)      -27.85%
-----  -----  ------  ------  -------
15.94%  -4.46%  38.37%  19.87%  25.71%
9.76%  3.81%  30.53%  15.21%  -25.08%

    Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                            Fund Inception
                                                   1 Year  5 Years 10 Years (12/30/91)/(4)/
-------------------------------------------------------------------------------------------
Class A -- Before Taxes/(1) /                      -29.20%  3.94%  10.85%   11.09%
-------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions/(1) /      -30.54%  0.48%   7.14%    7.56%
-------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale
 of Fund Shares/(1) /                              -17.90%  1.81%   7.38%    7.71%
-------------------------------------------------------------------------------------------
Class B                                            -29.21%  4.09%  10.90%   11.14%
-------------------------------------------------------------------------------------------
Class C                                            -26.37%  4.36%  10.66%   10.84%
-------------------------------------------------------------------------------------------
Russell 1000 Value Index /(2)/                     -15.52%  1.16%  10.81%   11.08%
-------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Average /(3)/         -19.93% -0.63%   8.44%    8.64%
-------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.


                                                                  Prospectus 39

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load) Imposed Maximum Contingent Deferred Sales          Redemption Fee (as a percentage of
           on Purchases (as a percentage of    Charge (Load) (as a percentage of original exchange price or amount
           offering price)                     purchase price)                            redeemed)/(4)/
----------------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                                    2%
----------------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under
    "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges
    (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
   Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the
   Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1) /
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.45%    0.25%             0.40%         1.10%
----------------------------------------------------------------------------------------------------------
Class B                                            0.45     1.00              0.40          1.85
----------------------------------------------------------------------------------------------------------
Class C                                            0.45     1.00              0.40          1.85
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the
    National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------------------------------------------------
Share Class     Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------------------------------------------------
Class A         $656             $880             $1,123          $1,816           $656        $880        $1,123      $1,816
----------------------------------------------------------------------------------------------------------------------------------
Class B          688              882              1,201           1,971            188         582         1,001       1,971
----------------------------------------------------------------------------------------------------------------------------------
Class C          288              582              1,001           2,169            188         582         1,001       2,169
----------------------------------------------------------------------------------------------------------------------------------


40  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus
and Strategies        Seeks long-term capital appreciation Large capitalization equity securities

                      Fund Category                        Approximate Number of Holdings
                      U.S. Stocks                          45-85

Principal Investments Approximate Capitalization Range
and Strategies        At least $3 billion

                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk              .Sector Specific Risk                .Credit Risk
..Issuer Risk              .Foreign (non-U.S.) Investment Risk  .Management Risk
..Growth Securities Risk   .Currency Risk                       .Leveraging Risk
..Liquidity Risk           .Emerging Markets Risk               .Derivatives Risk
..Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 41

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund.
               The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional
               Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total
               Returns table shows performance of the DRCM Fund's Institutional
               Class shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although
               Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class
               A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns --             More Recent Return Information
Institutional Class                        1/1/03-9/30/03                 6.31%

                                           Highest and Lowest Quarter Returns
[CHART]                                    (for periods shown in the bar chart)
                                                        -----------------------
                                           Highest (10/1/98-12/31/98)    29.25%
1997    1998    1999    2000     2001                   -----------------------
2002                                       Lowest (1/1/01-3/31/01)      -19.06%
------  ------  ------  ------  --------
--------
31.99%  44.11%  44.84%  -8.37%  -21.99%
-22.94%


    Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                    Fund inception
                                                     1 Year 5 Years (12/31/96)/(4)/
-----------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/           -22.94%   2.83%  7.20%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                                -23.06%   1.02%  5.26%
-----------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/        -14.08%   2.37%  5.81%
-----------------------------------------------------------------------------------
Class A                                            -27.49%   1.22%  5.72%
-----------------------------------------------------------------------------------
Class B                                            -27.63%   1.33%  5.82%
-----------------------------------------------------------------------------------
Class C                                            -24.56%   1.62%  5.94%
-----------------------------------------------------------------------------------
S&P 500 Index/(2)/                                 -22.10%  -0.59%  4.40%
-----------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/         -27.90%  -2.81%  1.04%
-----------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as
    401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
    After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


42  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load)         Maximum Contingent Deferred          Redemption Fee (as a percentage
           Imposed on Purchases                Sales Charge (Load) (as a percentage of exchange price or amount
           (as a percentage of offering price) of original purchase price)          redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                              2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred
    Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The
   Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The
   Fund will begin to impose the Redemption Fee as of the close of business on
   February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                            Distribution                    Total Annual
                                                   Advisory And/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.45%    0.25%             0.50%         1.20%
----------------------------------------------------------------------------------------------------------
Class B                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
Class C                                            0.45     1.00              0.50          1.95
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Example: Assuming you redeem your shares at the end of each period
------------------------------------------------------------------------------------------------------------
Share Class                              Year 1           Year 3           Year 5          Year 10
------------------------------------------------------------------------------------------------------------
Class A                                  $666             $910             $1,173          $1,925
------------------------------------------------------------------------------------------------------------
Class B                                   698              912              1,252           2,078
------------------------------------------------------------------------------------------------------------
Class C                                   298              612              1,052           2,275
------------------------------------------------------------------------------------------------------------

                                         Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------
Share Class                              Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------
Class A                                  $666        $910        $1,173      $1,925
----------------------------------------------------------------------------------------
Class B                                   198         612         1,052       2,078
----------------------------------------------------------------------------------------
Class C                                   198         612         1,052       2,275
----------------------------------------------------------------------------------------


                                                                  Prospectus 43

               PIMCO RCM Mid-Cap Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                           Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Equity and equity-related securities Same as the Russell Mid-Cap
                                                           of U.S. companies with small and     Growth Index
                      Fund Category                        medium market capitalizations
                      U.S. Stocks                                                               Dividend Frequency
                                                           Approximate Number of Holdings       At least annually
                                                           85-125

               The Fund seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return are:

..Market Risk             .Sector Specific Risk                .Credit Risk
..Issuer Risk             .Foreign (non-U.S.) Investment Risk  .Management Risk
..Growth Securities Risk  .Emerging Markets Risk               .Leveraging Risk
..Smaller Company Risk    .Currency Risk                       .Derivatives Risk
..Liquidity Risk          .Turnover Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


44  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund.
               The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional
               Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total
               Returns table shows performance of the DRCM Fund's Institutional
               Class shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although
               Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class
               A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class                              More Recent Return Information
                                                                                1/1/03-9/30/03                10.19%
                                    [CHART]
                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
 1993   1994    1995    1996    1997    1998    1999   2000     2001     2002                -----------------------
------  -----  ------  ------  ------  ------  ------  -----  --------  ------- Highest (10/1/99-12/31/99)    42.23%
10.72%  0.76%  34.53%  19.07%  17.50%  15.06%  60.16%  1.22%   -24.62%  -26.29%              -----------------------
                                                                                Lowest (10/1/00-12/31/00)    -25.04%

        Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                  Fund inception
                                                         1 Year  5 Years 10 Years (11/6/79)/(4)/
------------------------------------------------------------------------------------------------
Institutional
 Class -- Before
 Taxes/(1)/                                              -26.29%  0.72%  8.08%    15.44%
------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/ -26.29% -5.72%  0.90%     9.68%
------------------------------------------------------------------------------------------------
Institutional
 Class -- After
 Taxes on
 Distributions and
 Sale of Fund
 Shares/(1)/                                             -16.15% -0.30%  4.50%    11.10%
------------------------------------------------------------------------------------------------
Class A                                                  -31.51% -1.15%  6.82%    14.53%
------------------------------------------------------------------------------------------------
Class B                                                  -31.20% -0.71%  6.90%    14.57%
------------------------------------------------------------------------------------------------
Class C                                                  -28.30% -0.60%  6.74%    14.05%
------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                        -27.40% -1.82%  6.71%    12.65%
------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                 -28.52% -1.48%  6.22%    10.41%
------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest
    historical individual federal marginal income tax rates
    and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax
    situation and may differ from those shown. After-tax
    returns are not relevant to investors who hold Fund
    shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases
    the return after taxes may exceed the return before
    taxes due to an assumed tax benefit from any losses on
    a sale of Fund shares at the end of the measurement
    period. After-tax returns are for Institutional Class
    shares only. After-tax returns for Classes A, B and C
    will vary.
(2) The Russell Mid-Cap Growth Index is an unmanaged index
    that measures the performance of those Russell Mid-Cap
    companies with higher price-to-book ratios and higher
    forecasted growth values. The stocks are also members
    of the Russell 1000(R) Growth Index. It is not possible
    to invest directly in the index.
(3) The Lipper Mid-Cap Growth Funds Average is a total
    return performance average of funds tracked by Lipper,
    Inc. that normally invest primarily in companies with
    market capitalizations less than $5 billion at the time
    of purchase. It does not take into account sales
    charges.
(4) The Fund began operations on 10/31/79. Index
    comparisons begin on 10/31/79. Index comparisons for
    the Russell Mid-Cap Growth Index represent the return
    of the Russell Mid-Cap Growth Index since its inception
    on 12/31/85. For periods prior to 12/31/85, the index
    comparisons represent the return of the Russell Mid-Cap
    Index.


                                                                  Prospectus 45

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund
               Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load)         Maximum Contingent Deferred          Redemption Fee (as a percentage
           Imposed on Purchases                Sales Charge (Load) (as a percentage of exchange price or amount
           (as a percentage of offering price) of original purchase price)          redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                              2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred
    Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The
   Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The
   Fund will begin to impose the Redemption Fee as of the close of business on
   February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                            Distribution                    Total Annual
                                                   Advisory And/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.47%    0.25%             0.51%         1.23%
----------------------------------------------------------------------------------------------------------
Class B                                            0.47     1.00              0.51          1.98
----------------------------------------------------------------------------------------------------------
Class C                                            0.47     1.00              0.51          1.98
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions./ /

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $668             $919             $1,188          $1,957           $668        $919        $1,188      $1,957
------------------------------------------------------------------------------------------------------------------------------
Class B      701              921              1,268           2,110            201         621         1,068       2,110
------------------------------------------------------------------------------------------------------------------------------
Class C      301              621              1,068           2,306            201         621         1,068       2,306
------------------------------------------------------------------------------------------------------------------------------


46  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Tax-Managed Growth Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks after-tax growth of capital Equity securities of U.S. companies All capitalizations

                      Fund Category                     Approximate Number of Holdings      Dividend Frequency
                      Enhanced Stocks                   25-65                               At least annually

               The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk                      .Currency Risk
..Issuer Risk             .Derivatives Risk                    .Sector Specific Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Leveraging Risk
..Smaller Company Risk    .Emerging Markets Risk               .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 47

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund.
               The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
               Annual Total Returns table shows performance of the Fund's
               Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional
               Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                    [CHART]        1/1/03-9/30/03                 6.71%

                                                   Highest and Lowest Quarter Returns
 1999     2000     2001      2002                  (for periods shown in the bar chart)
------  -------  --------  --------                             -----------------------
52.44%  -8.07%    -21.63%   -18.43%                Highest (10/1/99-12/31/99)    31.98%
                                                                -----------------------
                                                   Lowest (1/1/01-3/31/01)      -18.29%
        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                               Fund Inception
                                                                       1 Year  (12/30/98)/(4)/
----------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                               -18.43%  -2.71%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/               -18.43%  -2.87%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                                           -11.31%  -2.20%
----------------------------------------------------------------------------------------------
Class A                                                                -23.18%  -4.23%
----------------------------------------------------------------------------------------------
Class B                                                                -23.36%  -4.07%
----------------------------------------------------------------------------------------------
Class C                                                                -20.14%  -3.60%
----------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                     -22.10%  -6.78%
----------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/                             -27.90% -10.43%
----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B and C will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap
    400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.


48  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)

           Maximum Sales Charge (Load)         Maximum Contingent Deferred          Redemption Fee (as a percentage
           Imposed on Purchases                Sales Charge (Load) (as a percentage of exchange price or amount
           (as a percentage of offering price) of original purchase price)          redeemed)/(4)/
-------------------------------------------------------------------------------------------------------------------
Class A    5.50%                               1%/(1)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class B    None                                5%/(2)/                              2%
-------------------------------------------------------------------------------------------------------------------
Class C    None                                1%/(3)/                              2%
-------------------------------------------------------------------------------------------------------------------
(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred
    Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The
   Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The
   Fund will begin to impose the Redemption Fee as of the close of business on
   February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                            Distribution                    Total Annual
                                                   Advisory And/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class A                                            0.60%    0.25%             0.50%         1.35%
----------------------------------------------------------------------------------------------------------
Class B                                            0.60     1.00              0.50          2.10
----------------------------------------------------------------------------------------------------------
Class C                                            0.60     1.00              0.50          2.10
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Example: Assuming you redeem your shares at the end of each period
------------------------------------------------------------------------------------------------------------
Share Class                              Year 1           Year 3           Year 5          Year 10
------------------------------------------------------------------------------------------------------------
Class A                                  $680             $954             $1,249          $2,085
------------------------------------------------------------------------------------------------------------
Class B                                   713              958              1,329           2,237
------------------------------------------------------------------------------------------------------------
Class C                                   313              658              1,129           2,431
------------------------------------------------------------------------------------------------------------

                                         Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------
Share Class                              Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------
Class A                                  $680        $954        $1,249      $2,085
----------------------------------------------------------------------------------------
Class B                                   213         658         1,129       2,237
----------------------------------------------------------------------------------------
Class C                                   213         658         1,129       2,431
----------------------------------------------------------------------------------------


                                                                  Prospectus 49

               Summary of Principal Risks


               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk     The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, NFJ Dividend
               Value, NFJ Large-Cap Value, PEA Growth & Income, CCM Mid-Cap,
               NACM Flex-Cap Value, NACM Value, NFJ Small-Cap Value and PEA
               Value Funds may place particular emphasis on value securities.
               Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         Each Fund may invest in equity securities of companies that its
Securities     portfolio manager or portfolio management team believes will
Risk           experience relatively rapid earnings growth. The CCM Capital
               Appreciation, NACM Growth, PEA Growth, PEA Growth & Income, CCM
               Mid-Cap, PEA Opportunity, RCM Large-Cap Growth, RCM Mid-Cap, RCM
               Tax-Managed Growth and PEA Target Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities.
               Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, PEA
               Opportunity, RCM Tax-Managed Growth and NFJ Small-Cap Value
               Funds generally have substantial exposure to this risk. The PEA
               Growth & Income, CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk       The Funds may purchase securities in initial public offerings
               (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


50  PIMCO Funds: Multi-Manager Series

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All Funds except the CCM Capital Appreciation, CCM Mid-Cap and
Risk           RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Healthcare Related Risk. Certain funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

               Technology Related Risk. Certain Funds, such as the RCM Large-Cap Growth , RCM Mid-Cap and RCM Tax-Managed Growth Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        A Fund that invests in foreign securities may experience more
(non-U.S.)     rapid and extreme changes in value than Funds that invest
Investment     exclusively in securities of U.S. issuers or securities that
Risk           trade exclusively in U.S. markets. However, if foreign
               securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
               issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
               standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

               EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.


                                                                  Prospectus 51

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The
               RCM Large-Cap Growth Fund may invest a significant portion of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area
               (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or
               "financial and business services," which may share common
               characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.
Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income
               Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


52  PIMCO Funds: Multi-Manager Series

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               The PEA Growth & Income Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them
               (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Growth and NACM Value Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Growth and NACM Value Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The PIMCO Funds are recently organized and do not have a full calendar year of performance.

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR")/1/, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               The US Large Cap Select Growth Composite (the "Growth Composite") consists primarily of domestic growth equities with market capitalization range equivalent to the top 90% of the Russell 1000 Growth Index. The Growth Composite was created on April 1, 1995. The Growth Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Growth Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Growth Composite.

               The Large Cap Value Composite (the "Value Composite") consists primarily of domestic growth equities with market capitalization equivalent to the top 90% of the Russell 1000 Value Index. The Value Composite was created on April 1, 1994. The Value Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Value Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Value Composite.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.
               --------
            /1/ AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


                                                                  Prospectus 53

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.

Prior Performance of Similar
Accounts Relating to the NACM
Growth Fund
                               Nicholas-Applegate    Nicholas-Applegate
                               U.S. Large Cap Select U.S. Large Cap Select Growth Russell 1000 Growth
Year                           Growth Fund/(1)/      Composite/(2)/               Index(2)
-----------------------------------------------------------------------------------------------------
1998                            60.80 %                61.47 %                          38.71 %
-----------------------------------------------------------------------------------------------------
1999                            96.11 %               101.62 %                          33.16 %
-----------------------------------------------------------------------------------------------------
2000                           (23.98)%               (25.06)%                         (22.42)%
-----------------------------------------------------------------------------------------------------
2001                           (41.21)%               (41.17)%                         (20.42)%
-----------------------------------------------------------------------------------------------------
2002                           (33.79)%               (33.38)%                         (27.88)%
-----------------------------------------------------------------------------------------------------
10/1/02-9/30/03                 13.18 %                13.33 %                          25.92 %
-----------------------------------------------------------------------------------------------------
10/1/98-9/30/03                 (1.68)%                (1.05)%                          (2.46)%
-----------------------------------------------------------------------------------------------------
Since Inception                  6.64 %                11.10 %                           8.13 %
-----------------------------------------------------------------------------------------------------

              1)The "Since Inception" date of the Nicholas-Applegate US Large
                Cap Select Growth Fund is December 27, 1996.
             (2)The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the market for large cap stocks. The "Since Inception" date of the Nicholas-Applegate US Large Cap Select Growth Composite and the Russell 1000 Growth Index is April 1, 1995.

Prior Performance of Similar Accounts Relating to the NACM Value Fund
                                          Nicholas-Applegate
                Nicholas-Applegate        Large Cap Value    Russell 1000 Value
Year            Large Cap Value Fund/(1)/ Composite/(2)/     Index(2)
-------------------------------------------------------------------------------
1998             20.13 %                   20.09 %                 15.63 %
-------------------------------------------------------------------------------
1999              8.88 %                    8.96 %                  7.35 %
-------------------------------------------------------------------------------
2000              7.82 %                    7.76 %                  7.01 %
-------------------------------------------------------------------------------
2001             (1.02)%                   (0.68)%                 (5.59)%
-------------------------------------------------------------------------------
2002            (18.21)%                  (17.94)%                (15.52)%
-------------------------------------------------------------------------------
10/1/02-9/30/03  26.01 %                   25.90 %                 24.37 %
-------------------------------------------------------------------------------
10/1/98-9/30/03   4.65 %                    4.76 %                  4.00 %
-------------------------------------------------------------------------------
Since Inception  11.56 %                   13.25 %                 11.39 %
-------------------------------------------------------------------------------

             (1)The "Since Inception" date of the Nicholas-Applegate Large Cap
                Value Fund is April 30, 1996.
             (2)The Russell 1000 Value Index measures the performance of those
                Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged. The "Since Inception" date of the Nicholas-Applegate Large Cap Value Composite and the Russell 1000 Index is April 1, 1994.


54  PIMCO Funds: Multi-Manager Series

               Management of the Funds
Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage each Fund's investments. See "Sub-Advisers" below.

               The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund                                                              Advisory Fees
-------------------------------------------------------------------------------
NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend
 Value, CCM Mid-Cap, RCM Large-Cap Growth and PEA Value Funds         0.45%
RCM Mid-Cap Fund                                                      0.47%
NACM Growth, NACM Value and PEA Growth Funds                          0.50%
PEA Target Fund                                                       0.55%
PEA Growth & Income, RCM Tax-Managed Growth and NFJ Small-Cap
 Value Funds                                                          0.60%
NACM Flex-Cap Value and PEA Opportunity Funds                         0.65%


Administrative Each Fund pays for the administrative services it
Fees requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.


                                                                  Prospectus 55

               Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):

Fund                                                                                                        Administrative Fees*
--------------------------------------------------------------------------------------------------------------------------------
NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend Value, PEA Growth & Income,
 RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds                                                 0.50%
All Other Funds                                                                                                     0.40%

              * The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*                                       Funds
-----------------------------------------------------------------------------------------------------------------------
PIMCO Equity Advisors LLC                          PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target and PEA
("PIMCO Equity Advisors")                          Value
1345 Avenue of the Americas, 50th Floor
New York, NY 10105
---------------------------------------------------
Cadence Capital Management LLC ("Cadence")         CCM Capital Appreciation and CCM Mid-Cap
265 Franklin Street
11th Floor
Boston, MA 02110
---------------------------------------------------
Dresdner RCM Global Investors LLC                  RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth
("Dresdner RCM")                                   (the "RCM Funds")
4 Embarcadero Center
San Francisco, CA 94111
---------------------------------------------------
Nicholas-Applegate Capital Management LLC ("NACM") NACM Flex-Cap Value, NACM Growth and NACM Value Funds (the "NACM
600 West Broadway                                  Funds")
San Diego, CA 92101
---------------------------------------------------
NFJ Investment Group L.P. ("NFJ")                  NFJ Large-Cap Value, NFJ Dividend Value and NFJ Small-Cap Value
2121 San Jacinto, Suite 1840
Dallas, TX 75201
---------------------------------------------------

              * Each of the Sub-Advisers is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.


56  PIMCO Funds: Multi-Manager Series

PIMCO Equity   PIMCO Equity Advisors provides equity-related advisory services
Advisors       to mutual funds and institutional accounts. Accounts managed by
               PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.2 billion.

               The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the PEA Growth, PEA Opportunity and PEA Target Funds prior to March 6, 1999, for the PEA Growth & Income Fund prior to July 1, 1999, and for the PEA Value Fund prior to May 8, 2000.


Fund                Portfolio Managers Since Recent Professional Experience
---------------------------------------------------------------------------------------------------------------
PEA Growth          Kenneth W. Corba   1999  Managing Director and Chief Investment Officer of PIMCO Equity
                                             Advisors and a Member of the Management Board of ADAM of America.
                                             Prior to joining ADAM of America, he was with Eagle Asset
                                             Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio Manager. He
                                             was with Stein Roe and Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital
                                             Management Group, Senior Vice President and Portfolio Manager.

PEA Growth & Income Mr. Corba          1999  See above.

PEA Opportunity     Michael Corelli    2003  Co-Portfolio Manager for PIMCO Equity Advisors. Prior to joining
                                             PIMCO Equity Advisors in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group. He received his B.A. from Bucknell University.

                    Jamie Michaelson   2003  Co-Portfolio Manager for PIMCO Equity Advisors. Prior to joining
                                             PIMCO Equity Advisors in 2000, he was an analyst at Deutsche Bank
                                             Securities and Raymond James together for 4 years covering the financial services, restaurants and gaming sectors. He received his B.A. from Bucknell University.

PEA Target          Jeff Parker        1999  Managing Director of PIMCO Equity Advisors. Prior to joining
                                             PIMCO Equity Advisors, he managed equity accounts as an Assistant
                                             Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

PEA Value           John K. Schneider  2000  Managing Director of PIMCO Equity Advisors. Prior to joining ADAM of America, he was a partner and Portfolio Manager of Schneider
                                             Capital Management from 1996 to 1999, where he managed equity accounts for various institutional clients. Prior to that he was a member of the Equity Policy Committee and Director of Research
                                             at Newbold's Asset Management from 1991 to 1996.


               During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of ADAM of America and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were approved by the Trust's Board of Trustees.


                                                                  Prospectus 57

Cadence Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2003, of approximately $5.1 billion.

               The following individuals at Cadence share primary responsibility for each of the noted Funds.


Fund         Portfolio Managers        Since             Recent Professional Experience
-----------------------------------------------------------------------------------------------------------
CCM Capital  David B. Breed            1991 (Inception)  Managing Director, Chief Executive Officer, Chief
Appreciation                                             Investment Officer and founding partner of
                                                         Cadence. Member of the Management Board of PIMCO
                                                         Funds Advisors. He is a research generalist and
                                                         has led the team of portfolio managers and
                                                         analysts since 1988. Mr. Breed has managed
                                                         separate equity accounts for many institutional
                                                         clients and has led the team that manages the
                                                         PIMCO Funds sub-advised by Cadence since those
                                                         Funds' inception dates.

             William B. Bannick        1992              Managing Director and Executive Vice President at
                                                         Cadence. Mr. Bannick is a research generalist and
                                                         Senior Portfolio Manager for the Cadence team. He
                                                         has managed separately managed equity accounts
                                                         for various Cadence institutional clients and has
                                                         been a member of the team that manages the PIMCO
                                                         Funds sub-advised by Cadence since joining
                                                         Cadence in 1992.

             Katherine A. Burdon       1993              Managing Director and Senior Portfolio Manager at
                                                         Cadence. Ms. Burdon is a research generalist and
                                                         has managed separately managed equity accounts
                                                         for various Cadence institutional clients and has
                                                         been a member of the team that manages the PIMCO
                                                         Funds sub-advised by Cadence since joining
                                                         Cadence in 1993.

CCM Mid-Cap  Messrs. Breed and Bannick Same as Capital   See above.
             and Ms. Burdon            Appreciation Fund


Dresdner RCM   Dresdner RCM is located at Four Embarcadero Center, San
               Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global
               Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner
               RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. Information about some of the investment professionals comprising the investment team is located in the SAI under "Other Information".

               The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

               The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

               The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.


58  PIMCO Funds: Multi-Manager Series

NACM Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Nicholas-Applegate had approximately $18.4 billion in assets under management.

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund          Portfolio Managers  Since            Recent Professional Experience
-----------------------------------------------------------------------------------------------------
NACM Flex-Cap Stephen Sexauer     2003             Lead Portfolio Manager for Nicholas-Applegate
  Value                                            U.S. Value strategies since 2003. Prior to
                                                   joining Nicholas-Applegate in 2003, he spent 13
                                                   years with Morgan Stanley Investment Management
                                                   managing value equity portfolios. Mr. Sexauer's
                                                   background includes consulting with Merrill Lynch
                                                   Economics and Wharton Econometrics. He has 20
                                                   years' investment experience.
              Mark Stuckelman     2002 (inception) Portfolio Manager for the Nicholas-Applegate
                                                   Large Cap Value Fund since 1995 and Value
                                                   Opportunities Fund since 2001. Previously, he has
                                                   investment management experience with Wells Fargo
                                                   Bank Investment Management Group; Fidelity
                                                   Management Trust Co. and BARRA.
              Aerus Tran          2002 (inception) Investment Analyst for Nicholas-Applegate U.S.
                                                   Systematic strategies since 2001. Previously, he
                                                   was a Senior UNIX Systems Administrator (since
                                                   1999). Prior to joining Nicholas-Applegate in
                                                   1999, he was with the San Diego Association of
                                                   Governments; Perwich, Goff & Karavatos; Best
                                                   Mortgage, LLC; Western Riverside Association of
                                                   Governments; and San Bernardino Association of
                                                   Governments.
              Mark Roemer         2002 (inception) Product Specialist with Nicholas-Applegate since
                                                   2001. Prior to joining Nicholas-Applegate in
                                                   2001, he spent a total of 5 years with Barclays
                                                   Global Investors as principal and U.S. Equity
                                                   product manager and Kleinwort Benson Investment
                                                   Management of London.
NACM Growth   Michael Barraclough 2003             Lead Portfolio Manager for Nicholas-Applegate Mid
                                                   Cap strategies since 2003. Prior to his
                                                   appointment as Lead Portfolio Manager for Mid Cap
                                                   strategies, Mr. Barraclough held portfolio
                                                   management responsibilities for Large Cap Growth
                                                   strategies. Prior to joining Nicholas-Applegate
                                                   in 1993, he spent 2 years with Dunham &
                                                   Associates as investment counsel.
              Stephen Ross        October, 2002    Lead Portfolio Manager for Nicholas-Applegate's
                                                   U.S. Large and Mid Cap Growth strategies. He is a
                                                   member of the Executive Committee and was
                                                   previously the lead portfolio manager of the
                                                   managed accounts team. Mr. Ross joined the firm
                                                   in 1994 and has 13 years of investment
                                                   experience, including positions with Lincoln
                                                   National Pension Investment, Merrill Lynch and T.
                                                   Rowe Price.
              Thomas Smith, CFA   2002 (inception) Investment Analyst for the Nicholas-Applegate
                                                   U.S. Large Cap Select Growth and U.S Equity
                                                   strategies since 1998. Account Administrator for
                                                   the Nicholas-Applegate Large Cap Growth and Mid
                                                   Cap Growth Funds from 1995-1998. He has 4 years'
                                                   prior investment experience with Wells Fargo Bank
                                                   and Dean Witter Reynolds.
              Carrie L. Boyko     2003             Since joining the firm in 1997, she was a member
                                                   of the Managed Account Team and currently is an
                                                   investment analyst with portfolio management and
                                                   research responsibilities on the U.S. Large and
                                                   Mid Cap Growth team. Prior to joining the firm in
                                                   1997, she was with the Pershing Division of
                                                   Donaldson, Lufkin & Jenrette. She has 12 years of
                                                   investment experience.
              Stephen Sexauer     2003             See Above
NACM Value    Stephen Sexauer     2003             See Above
              Mark Stuckelman     2002 (inception) See Above
              Aerus Tran          2002 (inception) See Above
              Mark Roemer         2002 (inception) See Above


                                                                  Prospectus 59

NFJ NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2003, of approximately $3.9 billion.

               The following individuals at NFJ share primary responsibility for the noted Fund.

Fund                Portfolio Managers      Since            Recent Professional Experience
-----------------------------------------------------------------------------------------------------
NFJ Large-Cap Value Chris Najork            2000 (Inception) Managing Director and founding partner
                                                             of NFJ. He has over 30 years'
                                                             experience encompassing equity research
                                                             and portfolio management. Prior to the
                                                             formation of NFJ in 1989, he was a
                                                             Senior Vice President, Senior Portfolio
                                                             Manager and analyst at NationsBank,
                                                             which he joined in 1974.
                    Benno J. Fischer        2000 (Inception) Managing Director and founding partner
                                                             of NFJ. He has over 30 years'
                                                             experience in portfolio management,
                                                             investment analysis and research. Prior
                                                             to the formation of NFJ in 1989, he was
                                                             Chief Investment Officer (institutional
                                                             and fixed income), Senior Vice
                                                             President and Senior Portfolio Manager
                                                             at NationsBank, which he joined in
                                                             1971. Prior to joining NationsBank, Mr.
                                                             Fischer was a securities analyst at
                                                             Chase Manhattan Bank and Clark, Dodge.
                    Paul A. Magnuson        2000 (Inception) Principal at NFJ. He is a Portfolio
                                                             Manager and Senior Research Analyst
                                                             with 17 years' experience in equity
                                                             analysis and portfolio management.
                                                             Prior to joining NFJ in 1992, he was an
                                                             Assistant Vice President at
                                                             NationsBank, which he joined in 1985.
                                                             Within the Trust Investment
                                                             Quantitative Services Division of
                                                             NationsBank, he was responsible for
                                                             equity analytics and structured fund
                                                             management.
                    Jeffrey S. Partenheimer 2002             Principal at NFJ. He is a Portfolio
                                                             Manager with over 17 years' experience
                                                             in financial analysis, portfolio
                                                             management and large corporate finance.
                                                             Prior to joining NFJ in 1999, he spent
                                                             10 years in commercial banking (8 of
                                                             those years managing investment
                                                             portfolios) and 4 years as a treasury
                                                             director for DSC Communications in
                                                             Plano, Texas. He began his career as a
                                                             financial analyst with First City Bank
                                                             of Dallas in 1985. He is both a CFA and
                                                             a CPA.
NFJ Dividend Value  Mr. Najork              2000 (Inception) See Above
                    Mr. Fischer             2000 (Inception) See Above
                    Mr. Partenheimer        2002             See Above
NFJ Small-Cap Value Mr. Najork              1991 (Inception) See Above
                    Mr. Fischer             1991 (Inception) See Above
                    Mr. Magnuson            1995             See Above
                    E. Clifton Hoover       1998             Principal at NFJ. He is a Portfolio
                                                             Manager with 17 years' experience in
                                                             financial analysis and portfolio
                                                             management. Prior to joining NFJ in
                                                             1997, he was associated with Credit
                                                             Lyonnais from 1991 to 1997, where he
                                                             served as a vice-president and was
                                                             responsible for the financial analysis
                                                             and portfolio management of a
                                                             diversified portfolio. He began his
                                                             career as a financial analyst with
                                                             NationsBank in 1985.


Adviser/       Shareholders of each Fund (except the NFJ Dividend Value, NFJ
Sub-Adviser    Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal
Relationship   permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.


60  PIMCO Funds: Multi-Manager Series

               Investment Options -- Class A, B and C Shares

               The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

               The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A Shares
              . You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

              . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

              . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

              . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

Class B       .  You do not pay an initial sales charge when you buy Class B
Shares           shares. The full amount of your purchase payment is invested initially.

              . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

              . Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

              . Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C       .  You do not pay an initial sales charge when you buy Class C
Shares           shares. The full amount of your purchase payment is invested initially.

              . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."


                                                                  Prospectus 61

62  PIMCO Funds: Multi-Manager Series


              . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

              . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

All Classes    Some or all of the payments described below are paid or
               "reallowed" to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class
               A, Class B and Class C shares.

--------------------------------------------------------------------------------
Initial Sales  Unless you are eligible for a waiver, the public offering price
Charges --     you pay when you buy Class A shares of the Funds is the net
Class A Shares asset value ("NAV") of the shares plus an initial sales charge.
               The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where
               Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.
               For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.


                                      Initial Sales Charge Initial Sales Charge
All Funds                             as % of Net          as % of Public
Amount of Purchase                    Amount Invested      Offering Price
-------------------------------------------------------------------------------
$0-$49,999                            5.82%                5.50%
-------------------------------------------------------------------------------
$50,000-$99,999                       4.71%                4.50%
-------------------------------------------------------------------------------
$100,000-$249,999                     3.63%                3.50%
-------------------------------------------------------------------------------
$250,000-$499,999                     2.56%                2.50%
-------------------------------------------------------------------------------
$500,000-$999,999                     2.04%                2.00%
-------------------------------------------------------------------------------
$1,000,000 +                          0.00%*               0.00%*
-------------------------------------------------------------------------------
              * As shown, investors that purchase $1,000,000 or more of any
                Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Class B and    As discussed above, Class B and Class C shares of the Funds are
Class C        not subject to an initial sales charge.
Shares
--------------------------------------------------------------------------------
Contingent     Unless you are eligible for a waiver, if you sell (redeem) your
Deferred       Class B or Class C shares within the time periods specified
Sales          below, you will pay a CDSC according to the following schedules.
Charges        For investors investing in Class B or Class C shares of the
(CDSCs) -- ClassFunds through a financial intermediary, it is the responsibility
B and Class    of the financial intermediary to ensure that the investor is
C Shares       credited with the proper holding period for the shares redeemed.


Class B Shares Years Since Purchase                       Percentage Contingent
               Payment was Made                           Deferred Sales Charge
               ----------------------------------------------------------------
               First                                      5
               ----------------------------------------------------------------
               Second                                     4
               ----------------------------------------------------------------
               Third                                      3
               ----------------------------------------------------------------
               Fourth                                     3
               ----------------------------------------------------------------
               Fifth                                      2
               ----------------------------------------------------------------
               Sixth                                      1
               ----------------------------------------------------------------
               Seventh and thereafter                     0*
               ----------------------------------------------------------------
              * After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.


Class C Shares Years Since Purchase                       Percentage Contingent
               Payment was Made                           Deferred Sales Charge
               ----------------------------------------------------------------
               First                                      1
               ----------------------------------------------------------------
               Thereafter                                 0
               ----------------------------------------------------------------

--------------------------------------------------------------------------------
CDSCs on       Unless a waiver applies, investors who purchase $1,000,000 or
Class A        more of Class A shares (and, thus, pay no initial sales charge)
Shares         will be subject to a 1% CDSC if the shares are redeemed within
               18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and
               CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs      A CDSC is imposed on redemptions of Class B and Class C shares
will be        (and where applicable, Class A shares) on the amount of the
Calculated     redemption which causes the current value of your account for
Until the      the particular class of shares of a Fund to fall below the total
Close of       dollar amount of your purchase payments subject to the CDSC.
Business       However, no CDSC is imposed if the shares redeemed have been
on February    acquired through the reinvestment of dividends or capital gains
6, 2004        distributions or if the amount redeemed is derived from
               increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

               For example, the following illustrates the current operation of the Class B CDSC:

              . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

--------------------------------------------------------------------------------
How CDSCs      Effective as of the close of business on February 6, 2004, the
will be        manner of calculating the CDSC on Class B and Class C shares
Calculated     (and where applicable, Class A shares) purchased after December
-- Shares      31, 2001, will change from that described above. As previously
Purchased      disclosed to shareholders, the CDSC on all shares purchased
After          after December 31, 2001, will be subject to the change, not only
December 31,   those shares purchased after February 6, 2004.
2001

               Under the new calculation method, the following rules will apply:

              . Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

              . For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

              . CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

              . In determining whether a CDSC is payable, the first-in
                first-out, or "FIFO," method will be used to determine which shares are being redeemed.

               For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

              . Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

--------------------------------------------------------------------------------
Reductions     The initial sales charges on Class A shares and the CDSCs on
and Waivers    Class A, Class B and Class C shares may be reduced or waived
of Initial     under certain purchase arrangements and for certain categories
Sales          of investors. Please see the Guide for details. The Guide is
Charges and    available free of charge from the Distributor. See "How to Buy
CDSCs          and Sell Shares--PIMCO Funds Shareholders' Guide" below.

--------------------------------------------------------------------------------
Distribution   The Funds pay fees to the Distributor on an ongoing basis as
and            compensation for the services the Distributor renders and the
Servicing      expenses it bears in connection with the sale and distribution
(12b-1) Plans  of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
               ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at


                                                                  Prospectus 63
               which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

All Funds                        Servicing Fee            Distribution Fee
--------------------------------------------------------------------------------
Class A                              0.25%                      None
--------------------------------------------------------------------------------
Class B                              0.25%                      0.75%
--------------------------------------------------------------------------------
Class C                              0.25%                      0.75%
--------------------------------------------------------------------------------

               Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Class A, Class B and Class C shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               How to Buy and Sell Shares

               The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds    More detailed information about the Trust's purchase, sale and
Shareholders'  exchange arrangements for Fund shares is provided in the PIMCO
Guide          Funds Shareholders' Guide, which is included in the Statement of
               Additional Information and can be


64  PIMCO Funds: Multi-Manager Series
               obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

              . Automated telephone and wire transfer procedures
              . Automatic purchase, exchange and withdrawal programs
              . Programs that establish a link from your Fund account to your bank account
              . Special arrangements for tax-qualified retirement plans
              . Investment programs which allow you to reduce or eliminate initial sales charges
              . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation    When you buy shares of the Funds, you pay a price equal to the
of Share       NAV of the shares, plus any applicable sales charge. When you
Price and      sell (redeem) shares, you receive an amount equal to the NAV of
Redemption     the shares, minus any applicable CDSC or other fee. NAVs are
Payments       determined at the close of regular trading (normally, 4:00 p.m.,
               Eastern time) on the New York Stock Exchange on each day the New
               York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock
               Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

               The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

Disclosure     Class A shares, Class B shares and Class C shares of the NFJ
Relating to    Small-Cap Value Fund are currently no longer available for
the NFJ        purchase by new investors in the Fund. Shareholders who owned
Small-Cap      shares of the NFJ Small-Cap Value Fund as of the close of
Value Fund     business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October
               10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Dividend Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

               Shareholders of other series of PIMCO Funds: Multi-Manager Series and of PIMCO Funds: Pacific Investment Management Series are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

               The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Buying Shares  You can buy Class A, Class B or Class C shares of the Funds in the following ways:

               . Through your broker, dealer or other financial intermediary.
                 Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

               . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

               If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

                                          PIMCO Advisors Distributors LLC
                                          P.O. Box 9688
                                          Providence, RI 02940-0926


                                                                  Prospectus 65

               The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

               The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

               The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment     The following investment minimums apply for purchases of Class
Minimums       A, Class B and Class C shares.

                   Initial Investment Subsequent Investments
                   ------------------ ---------------------
                    $5,000 per Fund*      $100 per Fund

               * Prior to January 1, 2004 the initial investment minimum applicable to purchases of Class A, Class B and Class C shares will be $2,500.

               Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small          Because of the disproportionately high costs of servicing
Account Fee    accounts with low balances you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $5,000, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.)
               However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum        Due to the relatively high cost to the Funds of maintaining
Account Size   small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004.
               Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging     Except as provided below and/or in the applicable Funds' or
Shares         series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series. Effective as of the close of business on February 6, 2004, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See "Redemption
               Fees" below. Shares


66  PIMCO Funds: Multi-Manager Series
               are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 ($2,500 until January 1, 2004) minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceeding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

               The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling        You can sell (redeem) Class A, Class B or Class C shares of the
Shares         Funds in the following ways:

               . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

               . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

               (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

               (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

               (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

               (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

               A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

               If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.


                                                                  Prospectus 67

               The Guide describes a number of additional ways you can redeem your shares, including:

               . Telephone requests to the Transfer Agent
               . PIMCO Funds Automated Telephone System (ATS)
               . Expedited wire transfers
               . Automatic Withdrawal Plan
               . PIMCO Funds Fund Link

               Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

               Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

               Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of      Redemption proceeds will normally be mailed to the redeeming
Redemption     shareholder within seven calendar days or, in the case of wire
Payments       transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions    The Trust has agreed to redeem shares of each Fund solely in
In Kind        cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption     Effective as of the close of business on February 6, 2004,
Fees           investors in Class A, Class B and Class C shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage


68  PIMCO Funds: Multi-Manager Series
               costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Certificated   If you are redeeming shares for which certificates have been
Shares         issued, the certificates must be mailed to or deposited with the
               Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The
               Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature      When a signature guarantee is called for, a "medallion"
Guarantee      signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer
               Agents Medallion Program, Stock Exchanges Medallion Program and
               New York Stock Exchange, Inc. Medallion Signature Program.
               Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.
               Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

               1. Name.
               2. Date of birth (for individuals).
               3. Residential or business street address.
               4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.


                                                                  Prospectus 69

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund                     At Least Annually Quarterly
----------------------------------------------------
NFJ Large-Cap Value, NFJ
 Dividend Value and PEA
 Growth & Income Funds                         .
----------------------------------------------------
All other Funds                  .
----------------------------------------------------

               In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               You can choose from the following distribution options:

               . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

               . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds:
                 Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

               . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

               You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

               If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

               For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

               Tax Consequences

               . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

               Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

               . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.


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

               . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities
               and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.


                                                                  Prospectus 71

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

               Under normal circumstances, the NFJ Large-Cap Value, NFJ Dividend Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The PEA Growth, PEA Opportunity, PEA Target and PEA Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

               Under normal market conditions, the NACM and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth and RCM Tax-Managed Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. In addition, the NACM Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Fund's and RCM Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The PEA Opportunity and NFJ Small-Cap Value
CapitalizationsFunds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM
               Flex-Cap Value and RCM Tax-Managed Growth Funds generally have substantial exposure to these risks. The PEA Growth & Income, CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may


72  PIMCO Funds: Multi-Manager Series
               fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds may purchase securities in initial public offerings
Public         (IPOs). These securities are subject to many of the same risks
Offerings      of investing in companies with smaller market capitalizations.
               Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The PEA Growth, PEA Growth & Income, PEA Opportunity and PEA
(non-U.S.)     Target Funds may invest up to 15% of their respective assets in
Securities     securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The PEA Value Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

               The RCM Large-Cap Growth Fund may invest 20%, the RCM Tax-Managed Growth Fund may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, Dresdner RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

               All of the Funds may invest in American Depository Receipts
               (ADRs). In addition, the NACM Funds, PEA Growth, PEA Growth & Income, PEA Opportunity, RCM Funds, PEA Target and PEA Value Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other


                                                                  Prospectus 73
               countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in countries with
Securities     developing (or "emerging market") economies. The RCM Large-Cap
               Growth Fund may invest significant portions of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target and PEA Value Funds, as well as the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

               The RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in


74  PIMCO Funds: Multi-Manager Series
               accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. The PEA Growth &
Securities     Income Fund may place particular emphasis on convertible
               securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and
               RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Target and PEA Value Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The RCM Funds (except the RCM Mid-Cap Fund) may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all


                                                                  Prospectus 75
               circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities. Equity-linked
Equity-Linked  securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds, particularly the PEA Growth & Income
               Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.


76  PIMCO Funds: Multi-Manager Series

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities.
               Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
               However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in  Each Fund may invest up to 5% of its assets in other investment
Other          companies. As a shareholder of an investment company, a Fund may
Investment     indirectly bear service and other fees which are in addition to
Companies      the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies
               (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains,


                                                                  Prospectus 77
               including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes in     The investment objective of each of the NACM Funds, NFJ
Investment     Large-Cap Value, NFJ Dividend Value, PEA Growth, PEA Growth &
Objectives and Income, PEA Opportunity and PEA Target Funds described in this
Policies       Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other
               Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional
               Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
 Smaller-      Risks" above and in this section, several of the Funds are newly
Sized Funds    formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the CCM Mid-Cap, NFJ Dividend Value, NFJ
               Large-Cap Value, NFJ Small-Cap Value, RCM Large-Cap Growth and
               RCM Mid-Cap Growth Funds, references to assets in the first paragraph of the Fund Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
 Investments   variety of investment techniques and strategies which are not and Techniques described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM
               Funds may use Grassroots/(sm)/ Research in addition to their traditional research activities. Grassroots/(sm)/ Research is a division of Dresdner RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner
               RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


78  PIMCO Funds: Multi-Manager Series

                     [This page intentionally left blank]





                                                                  Prospectus 79

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.



                       Net Asset    Net       Net Realized/  Total Income Dividends  Distributions
      Year or            Value   Investment     Unrealized       From      From Net    From Net
      Period           Beginning   Income     Gain (Loss) on  Investment  Investment   Realized
       Ended           of Period   (Loss)      Investments    Operations    Income   Capital Gains
--------------------------------------------------------------------------------------------------
CCM Capital Appreciation Fund
  Class A
   06/30/03             $14.64     $(0.01)(a)     $(0.60)(a)    $(0.61)     $ 0.00      $ 0.00
   06/30/02              17.54       0.02 (a)      (2.90)(a)     (2.88)      (0.02)       0.00
   06/30/01              26.94       0.03 (a)      (1.36)(a)     (1.33)      (0.09)      (7.98)
   06/30/00              26.65      (0.03)(a)       5.34 (a)      5.31       (0.02)      (5.00)
   06/30/99              26.01       0.06 (a)       2.33 (a)      2.39       (0.10)      (1.65)
  Class B
   06/30/03              14.00      (0.10)(a)      (0.59)(a)     (0.69)       0.00        0.00
   06/30/02              16.88      (0.10)(a)      (2.78)(a)     (2.88)       0.00        0.00
   06/30/01              26.30      (0.13)(a)      (1.30)(a)     (1.43)      (0.01)      (7.98)
   06/30/00              26.29      (0.22)(a)       5.23 (a)      5.01        0.00       (5.00)
   06/30/99              25.75      (0.13)(a)       2.32 (a)      2.19        0.00       (1.65)
  Class C
   06/30/03              14.03      (0.10)(a)      (0.59)(a)     (0.69)       0.00        0.00
   06/30/02              16.91      (0.10)(a)      (2.78)(a)     (2.88)       0.00        0.00
   06/30/01              26.34      (0.13)(a)      (1.31)(a)     (1.44)      (0.01)      (7.98)
   06/30/00              26.31      (0.22)(a)       5.25 (a)      5.03        0.00       (5.00)
   06/30/99              25.78      (0.13)(a)       2.31 (a)      2.18        0.00       (1.65)
NFJ Large-Cap Value Fund(i)
 Class A
   07/19/02-06/30/03    $11.07     $ 0.23 (a)     $ 1.39 (a)    $ 1.62      $(0.21)     $(0.26)
 Class B
   07/19/02-06/30/03     11.07       0.14 (a)       1.38 (a)      1.52       (0.17)      (0.26)
 Class C
   07/19/02-06/30/03     11.07       0.15 (a)       1.38 (a)      1.53       (0.18)      (0.26)
NACM Flex-Cap Value Fund
 Class A
   07/19/02-06/30/03    $10.00     $ 0.07 (a)     $2.51 (a)     $ 2.58      $(0.05)     $(0.17)
 Class B
   07/19/02-06/30/03     10.00      (0.02)(a)      2.51 (a)       2.49       (0.02)      (0.17)
 Class C
   07/19/02-06/30/03     10.00      (0.01)(a)      2.50 (a)       2.49       (0.03)      (0.17)
NACM Growth Fund
 Class A
   07/19/02-06/30/03    $10.00     $(0.03)(a)     $1.24 (a)     $ 1.21      $ 0.00      $ 0.00
 Class B
   07/19/02-06/30/03     10.00      (0.10)(a)      1.23 (a)       1.13        0.00        0.00
 Class C
   07/19/02-06/30/03     10.00      (0.10)(a)      1.23 (a)       1.13        0.00        0.00

--------
*   Annualized
(i)Formerly the NFJ Basic Value Fund.
(a) Per share amounts based upon average number of shares outstanding during the period.


80  PIMCO Funds: Multi-Manager Series

                                                                                   Ratio of Net
                                                                  Ratio of          Investment
Tax Basis                Net Asset                Net Assets End Expenses to     Income (Loss) to
Return of     Total     Value End of                of Period    Average Net       Average Net      Portfolio
 Capit-l  Distributions    Period    Total Return     (000s)       Assets             Assets      Turnover Rate
---------------------------------------------------------------------------------------------------------------
 $0.00       $ 0.00        $14.03        (4.17)%     $147,590       1.10%             (0.07)%          161%
  0.00        (0.02)        14.64       (16.43)       123,754       1.11(b)            0.10            110
  0.00        (8.07)        17.54        (9.15)       111,193       1.10               0.14            112
  0.00        (5.02)        26.94        22.73         91,927       1.11(b)           (0.10)           119
  0.00        (1.75)        26.65        10.14         91,296       1.10               0.24            120
  0.00         0.00         13.31        (4.93)        63,258       1.85              (0.82)           161
  0.00         0.00         14.00       (17.06)        62,447       1.86(c)           (0.64)           110
  0.00        (7.99)        16.88        (9.83)        70,991       1.85              (0.60)           112
  0.00        (5.00)        26.30        21.79         66,044       1.86(c)           (0.86)           119
  0.00        (1.65)        26.29         9.39         55,094       1.85              (0.52)           120
  0.00         0.00         13.34        (4.90)        85,969       1.85              (0.82)           161
  0.00         0.00         14.03       (17.03)        78,517       1.86(c)           (0.65)           110
  0.00        (7.99)        16.91        (9.86)        83,843       1.85              (0.60)           112
  0.00        (5.00)        26.34        21.85         82,864       1.86(c)           (0.86)           119
  0.00        (1.65)        26.31         9.34         81,097       1.85              (0.52)           120
$ 0.00       $(0.47)       $12.22        14.85%      $    431       1.20%              2.12%            54%
  0.00        (0.43)        12.16        13.98            263       1.95               1.33             54
  0.00        (0.44)        12.16        14.02            735       1.95               1.39             54
$ 0.00       $(0.22)       $12.36        26.06%      $     36       1.41%(d)(j)*       0.70%*          173%
  0.00        (0.19)        12.30        25.09             52       2.16(e)(k)*       (0.19)*          173
  0.00        (0.20)        12.29        25.12            103       2.16(f)(k)*       (0.14)*          173
 $0.00       $ 0.00        $11.21        12.10%      $     81       1.25%(g)*         (0.28)%*         167%
  0.00         0.00         11.13        11.30            160       2.00(h)*          (0.95)*          167
  0.00         0.00         11.13        11.30            118       2.00(i)*          (1.00)*          167

--------
(b) Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(c) Ratio of expenses to average net assets excluding trustees' and interest expense is 1.85%.
(d)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(e)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(f)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(g)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(h)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(i)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(j)Ratio of expenses to average net assets excluding trustees' expense is 1.40%.
(k)Ratio of expenses to average net assets excluding trustees' expense is 2.15%.


                                                                  Prospectus 81


                                                           Net Realized/                  Dividends   Distributions
          Year or            Net Asset Value      Net        Unrealized    Total Income    From Net      From Net
          Period                Beginning     Investment   Gain (Loss) on From Investment Investment Realized Capital
           Ended                of Period    Income (Loss)  Investments     Operations      Income        Gains
---------------------------------------------------------------------------------------------------------------------
NACM Value Fund
 Class A
   07/19/02-06/30/03             $10.00         $ 0.10 (a)    $ 2.04 (a)      $  2.14       $(0.06)       $(0.09)
 Class B
   07/19/02-06/30/03              10.00           0.03 (a)      2.03 (a)         2.06        (0.07)        (0.09)
 Class C
   07/19/02-06/30/03              10.00          (0.04)(a)      2.10 (a)         2.06        (0.03)        (0.09)
NFJ Dividend Value Fund (ii)
 Class A
   06/30/03                      $11.31         $ 0.30 (a)    $ (0.31)(a)     $ (0.01)      $(0.33)       $(0.50)
   10/31/01-06/30/02              11.31           0.19 (a)       0.96 (a)        1.15        (0.29)        (0.86)
 Class B
   06/30/03                       11.29           0.23 (a)      (0.32)(a)       (0.09)       (0.29)        (0.50)
   10/31/01-06/30/02              11.31           0.13 (a)       0.97 (a)        1.10        (0.26)        (0.86)
 Class C
   06/30/03                       11.28           0.23 (a)      (0.31)(a)       (0.08)       (0.30)        (0.50)
   10/31/01-06/30/02              11.31           0.13 (a)       0.96 (a)        1.09        (0.26)        (0.86)
PEA Growth Fund (iii)
 Class A
   06/30/03                      $18.10         $(0.03)(a)    $ (1.37)(a)     $ (1.40)      $ 0.00        $ 0.00
   06/30/02                       24.55          (0.06)(a)      (6.23)(a)       (6.29)        0.00         (0.16)
   06/30/01                       38.94          (0.19)(a)     (11.85)(a)      (12.04)        0.00         (2.35)
   06/30/00                       34.12          (0.29)(a)      10.77 (a)       10.48         0.00         (5.66)
   06/30/99                       32.62          (0.14)(a)       5.56 (a)        5.42         0.00         (3.92)
 Class B
   06/30/03                       15.71          (0.13)(a)      (1.20)(a)       (1.33)        0.00          0.00
   06/30/02                       21.49          (0.19)(a)      (5.43)(a)       (5.62)        0.00         (0.16)
   06/30/01                       34.66          (0.37)(a)     (10.45)(a)      (10.82)        0.00         (2.35)
   06/30/00                       31.15          (0.51)(a)       9.68 (a)        9.17         0.00         (5.66)
   06/30/99                       30.34          (0.35)(a)       5.08 (a)        4.73         0.00         (3.92)
 Class C
   06/30/03                       15.71          (0.13)(a)      (1.20)(a)       (1.33)        0.00          0.00
   06/30/02                       21.49          (0.19)(a)      (5.43)(a)       (5.62)        0.00         (0.16)
   06/30/01                       34.66          (0.38)(a)     (10.44)(a)      (10.82)        0.00         (2.35)
   06/30/00                       31.15          (0.51)(a)       9.68 (a)        9.17         0.00         (5.66)
   06/30/99                       30.33          (0.35)(a)       5.09 (a)        4.74         0.00         (3.92)
PEA Growth & Income Fund
 Class A
   06/30/03                      $ 6.97         $ 0.08 (a)    $ (0.45)(a)     $ (0.37)      $(0.09)       $ 0.00
   06/30/02                        9.20           0.08 (a)      (2.27)(a)       (2.19)       (0.04)         0.00
   07/31/00-06/30/01              13.11           0.04 (a)      (0.27)(a)       (0.23)       (0.05)        (3.63)
 Class B
   06/30/03                        6.89           0.04 (a)      (0.45)(a)       (0.41)       (0.06)         0.00
   06/30/02                        9.14           0.02 (a)      (2.26)(a)       (2.24)       (0.01)         0.00
   07/31/00-06/30/01              13.11          (0.02)(a)      (0.28)(a)       (0.30)       (0.04)        (3.63)
 Class C
   06/30/03                        6.89           0.04 (a)      (0.45)(a)       (0.41)       (0.06)         0.00
   06/30/02                        9.13           0.02 (a)      (2.25)(a)       (2.23)       (0.01)         0.00
   07/31/00-06/30/01              13.11          (0.01)(a)      (0.29)(a)       (0.30)       (0.05)        (3.63)

--------
 *  Annualized
(ii)Formerly the NFJ Equity Income Fund.
(iii) The information provided for the PEA Growth Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a) Per share amounts based upon average number of shares outstanding during the period.


82  PIMCO Funds: Multi-Manager Series

                                                                                  Ratio of Net
                                                                    Ratio of       Investment
Tax Basis                Net Asset                                 Expenses to  Income (Loss) to
Return of     Total     Value End of               Net Assets End  Average Net    Average Net      Portfolio
 Capital  Distributions    Period    Total Return of Period (000s)   Assets          Assets      Turnover Rate
--------------------------------------------------------------------------------------------------------------
 $0.00       $(0.15)       $11.99        21.53%      $      117       1.25%(f)*       0.98%*           84%
  0.00        (0.16)        11.90        20.71              145       2.00(g)*        0.29*            84
  0.00        (0.12)        11.94        20.67              288       2.00(h)*       (0.38)*           84
 $0.00       $(0.83)       $10.47         0.49%      $   12,878       1.20%           3.07%            43%
  0.00        (1.15)        11.31        10.51            1,637       1.20            2.39             50
  0.00        (0.79)        10.41        (0.27)           8,913       1.95            2.31             43
  0.00        (1.12)        11.29        10.10            1,230       1.95            1.68             50
  0.00        (0.80)        10.40        (0.26)          17,843       1.95            2.32             43
  0.00        (1.12)        11.28         9.96            2,141       1.95            1.68             50
 $0.00       $ 0.00        $16.70        (7.73)%     $   94,428       1.16%(b)       (0.19)%           70%
  0.00        (0.16)        18.10       (25.73)         136,908       1.16(b)        (0.27)            76
  0.00        (2.35)        24.55       (32.40)         173,990       1.15           (0.58)            85
  0.00        (5.66)        38.94        32.49          255,744       1.16(b)        (0.78)            72
  0.00        (3.92)        34.12        18.65          227,638       1.16(b)        (0.44)           131
  0.00         0.00         14.38        (8.47)          65,651       1.91(c)        (0.94)            70
  0.00        (0.16)        15.71       (26.28)          92,279       1.91(c)        (1.02)            76
  0.00        (2.35)        21.49       (32.90)         162,382       1.90           (1.33)            85
  0.00        (5.66)        34.66        31.31          213,627       1.91(c)        (1.53)            72
  0.00        (3.92)        31.15        17.72          133,850       1.90           (1.19)           131
  0.00         0.00         14.38        (8.47)         648,456       1.91(c)        (0.94)            70
  0.00        (0.16)        15.71       (26.28)         879,605       1.91(c)        (1.02)            76
  0.00        (2.35)        21.49       (32.91)       1,486,530       1.90           (1.34)            85
  0.00        (5.66)        34.66        31.31        2,416,067       1.91(c)        (1.53)            72
  0.00        (3.92)        31.15        17.76        2,064,450       1.90           (1.18)           131
$ 0.00       $(0.09)       $ 6.51        (5.17)%     $   23,125       1.36%(d)        1.37%            84%
  0.00        (0.04)         6.97       (23.85)          16,983       1.36(d)         1.00            101
  0.00        (3.68)         9.20        (4.47)          12,050       1.35*           0.49*            77
  0.00        (0.06)         6.42        (5.88)          17,237       2.11(e)         0.60             84
  0.00        (0.01)         6.89       (24.51)          14,520       2.10            0.23            101
  0.00        (3.67)         9.14        (5.11)          15,663       2.10*          (0.21)*           77
  0.00        (0.06)         6.42        (5.85)          23,619       2.11(e)         0.61             84
  0.00        (0.01)         6.89       (24.40)          17,543       2.10            0.24            101
  0.00        (3.68)         9.13        (5.15)          16,167       2.10*          (0.17)*           77

--------
(b)  Ratio of expenses to average net assets excluding trustees' expense is
     1.15%.
(c)  Ratio of expenses to average net assets excluding trustees' expense is
     1.90%.
(d)  Ratio of expenses to average net assets excluding trustees' expense is
     1.35%
(e) Ratio of expenses to average net assets excluding trustees' expense is 2.10%.
(f)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 18.97%.
(g)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 20.42%.
(h)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 49.78%.


                                                                  Prospectus 83


                                                     Net Realized/                  Dividends   Distributions
      Year or          Net Asset Value      Net        Unrealized    Total Income    From Net      From Net
      Period              Beginning     Investment   Gain (Loss) on From Investment Investment Realized Capital
       Ended              of Period    Income (Loss)  Investments     Operations      Income        Gains
---------------------------------------------------------------------------------------------------------------
CCM Mid-Cap Fund (iv)
  Class A
   06/30/03                $17.73         $(0.05)(a)     $(0.40)(a)     $(0.45)       $ 0.00        $ 0.00
   06/30/02                 21.02           0.01(a)       (3.17)(a)      (3.16)        (0.11)         0.00
   06/30/01                 30.57           0.10(a)       (0.76)(a)      (0.66)        (0.10)        (8.79)
   06/30/00                 22.82          (0.01)(a)       7.82 (a)       7.81         (0.04)        (0.02)
   06/30/99                 24.00           0.03 (a)      (0.13)(a)      (0.10)        (0.01)        (1.07)
  Class B
   06/30/03                 17.03          (0.16)(a)      (0.41)(a)      (0.57)         0.00          0.00
   06/30/02                 20.27          (0.13)(a)      (3.04)(a)      (3.17)        (0.06)         0.00
   06/30/01                 29.87          (0.08)(a)      (0.72)(a)      (0.80)        (0.01)        (8.79)
   06/30/00                 22.43          (0.20)(a)       7.66 (a)       7.46          0.00         (0.02)
   06/30/99                 23.77          (0.13)(a)      (0.14)(a)      (0.27)         0.00         (1.07)
  Class C
   06/30/03                 17.03          (0.16)(a)      (0.40)(a)      (0.56)         0.00          0.00
   06/30/02                 20.28          (0.13)(a)      (3.05)(a)      (3.18)        (0.06)         0.00
   06/30/01                 29.88          (0.09)(a)      (0.72)(a)      (0.81)         0.00         (8.79)
   06/30/00                 22.44          (0.20)(a)       7.66 (a)       7.46          0.00         (0.02)
   06/30/99                 23.77          (0.13)(a)      (0.13)(a)      (0.26)         0.00         (1.07)
PEA Opportunity Fund (v)
  Class A
   06/30/03                $15.01         $(0.13)(a)     $ 0.61(a)      $ 0.48        $ 0.00        $ 0.00
   06/30/02                 19.05          (0.17)(a)      (3.87)(a)      (4.04)         0.00          0.00
   06/30/01                 31.58          (0.16)(a)      (7.29)(a)      (7.45)         0.00         (5.08)
   06/30/00                 26.96          (0.25)(a)      12.75 (a)      12.50          0.00         (7.88)
   06/30/99                 31.33          (0.21)(a)       0.46 (a)       0.25          0.00         (4.62)
  Class B
   06/30/03                 12.26          (0.19)(a)       0.49(a)        0.30          0.00          0.00
   06/30/02                 15.68          (0.24)(a)      (3.18)(a)      (3.42)         0.00          0.00
   06/30/01                 27.21          (0.27)(a)      (6.18)(a)      (6.45)         0.00         (5.08)
   06/30/00                 24.20          (0.43)(a)      11.32 (a)      10.89          0.00         (7.88)
   03/31/99-06/30/99        21.40          (0.09)(a)       2.89 (a)       2.80          0.00          0.00
  Class C
   06/30/03                 12.26          (0.19)(a)       0.49(a)        0.30          0.00          0.00
   06/30/02                 15.67          (0.24)(a)      (3.17)(a)      (3.41)         0.00          0.00
   06/30/01                 27.22          (0.28)(a)      (6.19)(a)      (6.47)         0.00         (5.08)
   06/30/00                 24.19          (0.42)(a)      11.33 (a)      10.91          0.00         (7.88)
   06/30/99                 28.86          (0.37)(a)       0.32 (a)      (0.05)         0.00         (4.62)

--------
 *   Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(iv) Formerly the PIMCO Mid-Cap Growth Fund.
(v) The information provided for the PEA Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.


84  PIMCO Funds: Multi-Manager Series

                                                                                Ratio of Net
                                                                     Ratio of    Investment
Tax Basis                 Net Asset                                 Expenses to  Income to
Return of      Total     Value End of               Net Assets End  Average Net Average Net    Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets       Assets    Turnover Rate
----------------------------------------------------------------------------------------------------------
$ 0.00        $ 0.00        $17.28        (2.54)%      $109,110        1.11%(b)    (0.34)%        155%
 (0.02)        (0.13)        17.73       (15.04)         98,235        1.11(b)      0.04          168
  0.00         (8.89)        21.02        (5.66)        137,944        1.10         0.40          153
  0.00         (0.06)        30.57        34.28         156,949        1.11(b)     (0.05)         164
  0.00         (1.08)        22.82        (0.13)        124,680        1.10         0.15           85
  0.00          0.00         16.46        (3.35)         56,490        1.86(c)     (1.08)         155
 (0.01)        (0.07)        17.03       (15.65)         69,886        1.86(c)     (0.72)         168
  0.00         (8.80)        20.27        (6.34)         88,901        1.85        (0.34)         153
  0.00         (0.02)        29.87        33.27          88,648        1.86(c)     (0.80)         164
  0.00         (1.07)        22.43        (0.86)         84,698        1.85        (0.62)          85
  0.00          0.00         16.47        (3.29)         69,989        1.86(c)     (1.09)         155
 (0.01)        (0.07)        17.03       (15.69)         80,865        1.86(c)     (0.72)         168
  0.00         (8.79)        20.28        (6.36)        102,653        1.85        (0.34)         153
  0.00         (0.02)        29.88        33.25         104,082        1.86(c)     (0.80)         164
  0.00         (1.07)        22.44        (0.82)        112,507        1.85        (0.63)          85
 $0.00        $ 0.00        $15.49         3.20%       $ 44,297        1.31%(d)    (1.08)%        214%
  0.00          0.00         15.01       (21.21)         68,403        1.31(d)     (1.02)         201
  0.00         (5.08)        19.05       (25.68)         92,521        1.30        (0.68)         237
  0.00         (7.88)        31.58        50.77         142,064        1.31(d)     (0.81)         254
  0.00         (4.62)        26.96         3.98         121,507        1.31(d)     (0.86)         175
  0.00          0.00         12.56         2.45          12,962        2.06(e)     (1.83)         214
  0.00          0.00         12.26       (21.81)         15,587        2.06(e)     (1.77)         201
  0.00         (5.08)        15.68       (26.19)         25,988        2.05        (1.42)         237
  0.00         (7.88)        27.21        49.78          28,145        2.06(e)     (1.57)         254
  0.00          0.00         24.20        13.08             251        2.03*       (1.65)*        175
  0.00          0.00         12.56         2.45         142,354        2.06(e)     (1.83)         214
  0.00          0.00         12.26       (21.76)        164,168        2.06(e)     (1.77)         201
  0.00         (5.08)        15.67       (26.26)        255,355        2.05        (1.42)         237
  0.00         (7.88)        27.22        49.88         401,118        2.06(e)     (1.57)         254
  0.00         (4.62)        24.19         3.20         308,877        2.06(e)     (1.62)         175

--------
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(c)Ratio of expenses to average net assets excluding trustees' expense is 1.85%.
(d)Ratio of expenses to average net assets excluding trustees' expense is 1.30%.
(e)Ratio of expenses to average net assets excluding trustees' expense is 2.05%.


                                                                  Prospectus 85


                                                   Net Realized/                  Dividends   Distributions
   Year or           Net Asset Value      Net        Unrealized    Total Income    From Net      From Net
   Period               Beginning     Investment   Gain (Loss) on From Investment Investment Realized Capital
   Ended                of Period    Income (Loss)  Investments     Operations      Income        Gains
-------------------------------------------------------------------------------------------------------------
NFJ Small-Cap Value Fund
  Class A
   06/30/03              $21.51         $ 0.35 (a)     $(0.01)(a)     $ 0.34        $(0.21)       $(0.05)
   06/30/02               19.02           0.33 (a)       2.27 (a)       2.60         (0.11)         0.00
   06/30/01               14.12           0.35 (a)       4.90 (a)       5.25         (0.35)         0.00
   06/30/00               15.93           0.32 (a)      (1.81)(a)      (1.49)        (0.32)         0.00
   06/30/99               17.58           0.26 (a)      (1.29)(a)      (1.03)        (0.17)        (0.45)
  Class B
   06/30/03               21.19           0.19 (a)      (0.01)(a)       0.18         (0.15)        (0.05)
   06/30/02               18.84           0.18 (a)       2.23 (a)       2.41         (0.06)         0.00
   06/30/01               14.04           0.23 (a)       4.87 (a)       5.10         (0.30)         0.00
   06/30/00               15.79           0.21 (a)      (1.79)(a)      (1.58)        (0.17)         0.00
   06/30/99               17.43           0.14 (a)      (1.27)(a)      (1.13)        (0.06)        (0.45)
  Class C
   06/30/03               21.23           0.20 (a)      (0.02)(a)       0.18         (0.15)        (0.05)
   06/30/02               18.86           0.18 (a)       2.24 (a)       2.42         (0.05)         0.00
   06/30/01               14.06           0.23 (a)       4.87 (a)       5.10         (0.30)         0.00
   06/30/00               15.82           0.21 (a)      (1.79)(a)      (1.58)        (0.18)         0.00
   06/30/99               17.44           0.14 (a)      (1.27)(a)      (1.13)        (0.04)        (0.45)
PEA Target Fund (vi)
  Class A
   06/30/03              $13.32         $(0.08)(a)     $ 0.10 (a)     $ 0.02        $ 0.00        $ 0.00
   06/30/02               19.31          (0.11)(a)      (5.88)(a)      (5.99)         0.00          0.00
   06/30/01               31.14          (0.18)(a)      (7.62)(a)      (7.80)         0.00         (4.03)
   06/30/00               17.72          (0.23)(a)      15.45 (a)      15.22          0.00         (1.80)
   06/30/99               16.35          (0.09)(a)       2.44 (a)       2.35          0.00         (0.98)
  Class B
   06/30/03               11.86          (0.15)(a)       0.09(a)       (0.06)         0.00          0.00
   06/30/02               17.33          (0.20)(a)      (5.27)(a)      (5.47)         0.00          0.00
   06/30/01               28.60          (0.33)(a)      (6.91)(a)      (7.24)         0.00         (4.03)
   06/30/00               16.44          (0.39)(a)      14.35(a)       13.96          0.00         (1.80)
   06/30/99               15.34          (0.19)(a)       2.27(a)        2.08          0.00         (0.98)
  Class C
   06/30/03               11.86          (0.15)(a)       0.08(a)       (0.07)         0.00          0.00
   06/30/02               17.33          (0.20)(a)      (5.27)(a)      (5.47)         0.00          0.00
   06/30/01               28.59          (0.34)(a)      (6.89)(a)      (7.23)         0.00         (4.03)
   06/30/00               16.43          (0.38)(a)      14.34(a)       13.96          0.00         (1.80)
   06/30/99               15.34          (0.19)(a)       2.26(a)        2.07          0.00         (0.98)

PEA Value Fund (vii)
  Class A
   06/30/03              $13.75         $ 0.10(a)      $(0.56)(a)     $(0.46)       $ 0.00        $(0.58)
   06/30/02               16.12           0.09(a)       (0.55)(a)      (0.46)         0.00         (1.91)
   06/30/01               11.38           0.13(a)        4.70(a)        4.83         (0.09)         0.00
   06/30/00               15.29           0.22(a)       (1.33)(a)      (1.11)        (0.23)        (2.57)
   06/30/99               15.64           0.24(a)        1.35(a)        1.59         (0.22)        (1.72)
  Class B
   06/30/03               13.55           0.01(a)       (0.56)(a)      (0.55)         0.00         (0.58)
   06/30/02               16.02          (0.03)(a)      (0.53)(a)      (0.56)         0.00         (1.91)
   06/30/01               11.36           0.02(a)        4.69 (a)       4.71         (0.05)         0.00
   06/30/00               15.26           0.13(a)       (1.33)(a)      (1.20)        (0.13)        (2.57)
   06/30/99               15.63           0.12(a)        1.35(a)        1.47         (0.12)        (1.72)
  Class C
   06/30/03               13.55           0.01(a)       (0.55)(a)      (0.54)         0.00         (0.58)
   06/30/02               16.03          (0.03)(a)      (0.54)(a)      (0.57)         0.00         (1.91)
   06/30/01               11.36           0.02(a)        4.70 (a)       4.72         (0.05)         0.00
   06/30/00               15.26           0.13(a)       (1.33)(a)      (1.20)        (0.13)        (2.57)
   06/30/99               15.63           0.12(a)        1.35(a)        1.47         (0.12)        (1.72)

--------
*   Annualized
(vi) The information provided for the PEA Target Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(vii) The information provided for the PEA Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.
(a) Per share amounts based upon average number of shares outstanding during the period.


86  PIMCO Funds: Multi-Manager Series

                                                                                 Ratio of Net
                                                                    Ratio of      Investment
Tax Basis                Net Asset                                 Expenses to Income (Loss) to
Return of     Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital  Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
-------------------------------------------------------------------------------------------------------------
  $0.00      $(0.26)       $21.59         1.72%      $  662,081       1.25%          1.76%            20%
   0.00       (0.11)        21.51        13.76          300,091       1.25           1.65             40
   0.00       (0.35)        19.02        37.74          150,151       1.25           2.13             41
   0.00       (0.32)        14.12        (9.26)         114,347       1.26(b)        2.28             55
   0.00       (0.62)        15.93        (5.50)         107,569       1.25           1.74             60
   0.00       (0.20)        21.17         0.95          249,479       2.00           0.99             20
   0.00       (0.06)        21.19        12.87          187,693       2.00           0.90             40
   0.00       (0.30)        18.84        36.80           79,803       2.00           1.39             41
   0.00       (0.17)        14.04        (9.94)          55,435       2.01(c)        1.46             55
   0.00       (0.51)        15.79        (6.22)          96,994       2.00           0.95             60
   0.00       (0.20)        21.21         0.96          388,065       2.00           1.01             20
   0.00       (0.05)        21.23        12.89          234,129       2.00           0.90             40
   0.00       (0.30)        18.86        36.75          109,519       2.00           1.38             41
   0.00       (0.18)        14.06        (9.95)          69,808       2.01(c)        1.46             55
   0.00       (0.49)        15.82        (6.21)         112,926       2.00           0.95             60
  $0.00      $ 0.00        $13.34         0.15%      $  148,721       1.21%(d)      (0.71)%          105%
   0.00        0.00         13.32       (31.02)         198,054       1.21(d)       (0.67)           114
   0.00       (4.03)        19.31       (27.78)         281,616       1.20          (0.75)           109
   0.00       (1.80)        31.14        90.36          305,304       1.21(d)       (0.91)            99
   0.00       (0.98)        17.72        15.69          170,277       1.21(d)       (0.57)           229
   0.00        0.00         11.80        (0.51)         105,896       1.96(e)       (1.47)           105
   0.00        0.00         11.86       (31.56)         144,815       1.96(e)       (1.41)           114
   0.00       (4.03)        17.33       (28.34)         246,999       1.95          (1.49)           109
   0.00       (1.80)        28.60        89.74          223,939       1.96(e)       (1.66)            99
   0.00       (0.98)        16.44        14.93           78,659       1.95          (1.31)           229
   0.00        0.00         11.79        (0.59)         538,347       1.96(e)       (1.46)           105
   0.00        0.00         11.86       (31.56)         685,003       1.96(e)       (1.41)           114
   0.00       (4.03)        17.33       (28.31)       1,204,807       1.95          (1.50)           109
   0.00       (1.80)        28.59        89.79        1,676,384       1.96(e)       (1.67)            99
   0.00       (0.98)        16.43        14.86          910,494       1.95          (1.31)           229

  $0.00      $(0.58)       $12.71        (2.80)%     $  275,622       1.10%          0.87%           152%
   0.00       (1.91)        13.75        (3.72)         226,825       1.10           0.59            190
   0.00       (0.09)        16.12        42.61           46,410       1.10           0.90            204
   0.00       (2.80)        11.38        (7.11)          19,087       1.11(f)        1.76            196
   0.00       (1.94)        15.29        11.93           22,267       1.11(f)        1.68            101
   0.00       (0.58)        12.42        (3.53)         241,311       1.85           0.12            152
   0.00       (1.91)        13.55        (4.41)         202,258       1.85          (0.19)           190
   0.00       (0.05)        16.02        41.50           59,708       1.85           0.15            204
   0.00       (2.70)        11.36        (7.77)          26,908       1.86(g)        1.02            196
   0.00       (1.84)        15.26        11.05           36,314       1.85           0.85            101
   0.00       (0.58)        12.43        (3.45)         315,256       1.85           0.12            152
   0.00       (1.91)        13.55        (4.48)         266,741       1.85          (0.21)           190
   0.00       (0.05)        16.03        41.59          100,166       1.85           0.17            204
   0.00       (2.70)        11.36        (7.81)          53,756       1.86(g)        1.02            196
   0.00       (1.84)        15.26        11.04           80,594       1.85           0.83            101

--------
(b) Ratio of expenses to average net assets excluding trustees' expense is 1.25%.
(c) Ratio of expenses to average net assets excluding trustees' expense is 2.00%.
(d) Ratio of expenses to average net assets excluding trustees' expense is 1.20%.
(e) Ratio of expenses to average net assets excluding trustees' expense is 1.95%.
(f) Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(g) Ratio of expenses to average net assets excluding trustees' expense is 1.85%.


                                                                  Prospectus 87

                                Net Asset               Net Realized/                  Dividends   Distributions
                                  Value        Net        Unrealized    Total Income    From Net      From Net
                                Beginning  Investment   Gain (Loss) on From Investment Investment Realized Capital
    Year or Period Ended:       of Period Income (Loss)  Investments     Operations      Income        Gains
------------------------------------------------------------------------------------------------------------------
RCM Large-Cap Growth Fund
 Class A
   06/30/03                      $10.94      $ 0.02(a)      $(0.03)(a)     $(0.01)       $(0.03)       $0.00
   02/05/2002-06/30/2002          12.30        0.00(a)       (1.36)(a)      (1.36)         0.00         0.00
 Class B
   06/30/03                       10.91       (0.07)(a)      (0.02)(a)      (0.09)        (0.02)        0.00
   02/05/2002-06/30/2002          12.30       (0.04)(a)      (1.35)(a)      (1.39)         0.00         0.00
 Class C
   06/30/03                       10.90       (0.07)(a)      (0.01)(a)      (0.08)         0.00         0.00
   02/05/2002-06/30/2002          12.30       (0.04)(a)      (1.36)(a)      (1.40)         0.00         0.00

RCM Mid-Cap Fund
 Class A
   06/30/03                      $ 1.99      $(0.02)(a)     $ 0.07(a)      $ 0.05        $ 0.00        $0.00
   02/05/2002-06/30/2002           2.28       (0.01)(a)      (0.28)(a)      (0.29)         0.00         0.00
 Class B
   06/30/03                        2.00       (0.03)(a)       0.07(a)        0.04          0.00         0.00
   02/05/2002-06/30/2002           2.28       (0.02)(a)      (0.26)(a)      (0.28)         0.00         0.00
 Class C
   06/30/03                        2.00       (0.03)(a)       0.07(a)        0.04          0.00         0.00
   02/05/2002-06/30/2002           2.28       (0.02)(a)      (0.26)(a)      (0.28)         0.00         0.00

RCM Tax-Managed Growth Fund
 Class A
   06/30/03                      $ 9.44      $(0.01)(a)     $ 0.02(a)      $ 0.01        $ 0.00        $0.00
   02/05/2002-06/30/2002          10.36       (0.01)(a)      (0.91)(a)      (0.92)         0.00         0.00
 Class B
   06/30/03                        9.42       (0.07)(a)       0.00(a)       (0.07)         0.00         0.00
   02/05/2002-06/30/2002          10.36       (0.04)(a)      (0.90)(a)      (0.94)         0.00         0.00
 Class C
   06/30/03                        9.42       (0.08)(a)       0.01(a)       (0.07)         0.00         0.00
   02/05/2002-06/30/2002          10.36       (0.04)(a)      (0.90)(a)      (0.94)         0.00         0.00

--------
 *  Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.22%.
(c)Ratio of expenses to average net assets excluding trustees' expense is 1.97%.


88  PIMCO Funds: Multi-Manager Series

  Tax                                                                             Ratio of Net
 Basis                                                               Ratio of      Investment
Return                    Net Asset                                 Expenses to Income (Loss) to
  of           Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
Capital    Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
--------------------------------------------------------------------------------------------------------------
$(0.01)       $(0.04)       $10.89        (0.05)%      $19,560         1.20%          0.15%            25%
  0.00          0.00         10.94       (11.06)           681         1.20*         (0.01)*           36
  0.00         (0.02)        10.80        (0.84)         4,384         1.95          (0.64)            25
  0.00          0.00         10.91       (11.30)           161         1.95*         (0.91)*           36
  0.00          0.00         10.82        (0.73)         3,699         1.95          (0.68)            25
  0.00          0.00         10.90       (11.38)           105         1.95*         (0.92)*           36

 $0.00        $ 0.00        $ 2.04         2.51%       $   847         1.23%(b)      (0.85)%          132%
  0.00          0.00          1.99       (12.72)           124         1.22*         (1.01)*          142
  0.00          0.00          2.04         2.00            378         1.98(c)       (1.58)           132
  0.00          0.00          2.00       (12.28)             9         1.97*         (1.81)*          142
  0.00          0.00          2.04         2.00            775         1.98(c)       (1.60)           132
  0.00          0.00          2.00       (12.28)            40         1.97*         (1.80)*          142

 $0.00        $ 0.00        $ 9.45         0.11%       $ 2,875         1.35%         (0.10)%           74%
  0.00          0.00          9.44        (8.88)           262         1.35*         (0.31)*           68
  0.00          0.00          9.35        (0.74)         1,442         2.10          (0.84)            74
  0.00          0.00          9.42        (9.07)            14         2.10*         (0.92)*           68
  0.00          0.00          9.35        (0.74)           614         2.10          (0.85)            74
  0.00          0.00          9.42        (9.07)             9         2.10*         (0.92)*           68


                                                                  Prospectus 89

               PIMCO Funds: Multi-Manager Series


               The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

               You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                     PIMCO Advisors Distributors LLC
                     2187 Atlantic Street
                     Stamford, Connecticut 06902

               You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

               You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

               [LOGO] PIMCO
               ADVISORS

               File No. 811-6161


90  PIMCO Funds: Multi-Manager Series

               -----------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISERS

               PIMCO Equity Advisors LLC, Cadence Capital Management LLC, Dresdner RCM Global Investors LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

               -----------------------------------------------------------------
               DISTRIBUTOR

               PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

               PFPC, Inc., P.O. Box 9688, Providence, RI 02940

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------
               For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus

PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Classes
A, B and C

This Prospectus describes 8 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, PIMCO Advisors Fund Management and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                                  Prospectus 1

               Table of Contents

Summary Information..............................................  3
Fund Summaries
   NACM Global Fund..............................................  4
   NACM International Fund.......................................  6
   NACM Pacific Rim Fund.........................................  8
   RCM Biotechnology Fund........................................ 11
   RCM Global Healthcare Fund.................................... 14
   RCM Global Small-Cap Fund..................................... 17
   RCM Global Technology Fund.................................... 20
   RCM International Growth Equity Fund.......................... 23
Summary of Principal Risks....................................... 26
Prior Nicholas-Applegate Performance Information................. 29
Management of the Funds.......................................... 32
Investment Options -- Class A, B and C Shares.................... 36
How Fund Shares Are Priced....................................... 39
How to Buy and Sell Shares....................................... 40
Fund Distributions............................................... 44
Tax Consequences................................................. 45
Characteristics and Risks of Securities and Investment Techniques 46
Financial Highlights............................................. 54


2   PIMCO Funds: Multi-Manager Series

               Summary Information



               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

                                                                                       Approximate Approximate
                                                                                       Number of   Capitalization
               PIMCO Fund               Investment Objective Main Investments          Holdings    Range
-----------------------------------------------------------------------------------------------------------------------------
Global Stock   NACM Global              Maximum long-term    Equity securities of      65-90       All capitalizations
Funds                                   capital appreciation large capitalization
                                                             companies located in at
                                                             least three different
                                                             countries
               --------------------------------------------------------------------------------------------------------------
               RCM Global               Long-term capital    Equity securities of      55-95       Same as the MSCI World
               Small-Cap                appreciation         issuers located in at                 Small-Cap Index
                                                             least three different
                                                             countries
-----------------------------------------------------------------------------------------------------------------------------
International  NACM International       Maximum long-term    Equity securities of      100-150     Companies with
Stock Funds                             capital appreciation large capitalization                  capitalizations in the top
                                                             companies in at least                 75% of the relevant
                                                             three non-U.S. countries              market
               --------------------------------------------------------------------------------------------------------------
               RCM International Growth Long-term capital    Equity securities of      75-115      All capitalizations
               Equity                   appreciation         issuers located in at
                                                             least ten different
                                                             countries
               --------------------------------------------------------------------------------------------------------------
               NACM Pacific Rim         Long-term growth of  Equity securities of      80-110      All capitalizations
                                        capital              companies located within
                                                             the Pacific Rim
-----------------------------------------------------------------------------------------------------------------------------
Sector-Related RCM Global Healthcare    Long-term capital    Equity securities of      40-80       All capitalizations
Stock Funds                             appreciation         healthcare-related
                                                             issuers located in at
                                                             least three different
                                                             countries
               --------------------------------------------------------------------------------------------------------------
               RCM Global               Long-term capital    Equity securities of      65-105      At least $500 million
               Technology               appreciation         technology-related
                                                             issuers located in at
                                                             least three different
                                                             countries
               --------------------------------------------------------------------------------------------------------------
               RCM Biotechnology        Long-term capital    Equity securities of      30-70       All capitalizations
                                        appreciation         biotechnology-related
                                                             issuers
-----------------------------------------------------------------------------------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds.  The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.


                                                                  Prospectus 3

               PIMCO NACM Global Fund


--------------------------------------------------------------------------------

Principal Investments and      Investment Objective            Fund Focus
Strategies                     Seeks maximum long-term capital Equity securities of large capitalization
                               appreciation                    companies located in at least three
                                                               different countries

                               Fund Category                   Approximate Number of Holdings
                               Global Stocks                   65-90

Principal Investments and      Approximate Capitalization Range
Strategies                     All capitalizations



                               Dividend Frequency
                               At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                . Foreign (non-U.S.)   . Growth Securities  . Management Risk
                  Investment Risk        Risk               . Turnover Risk
                . Emerging Markets     . Currency Risk      . Liquidity Risk
                  Risk                 . Issuer Risk        . Smaller Company
                . Credit Risk          . Derivatives Risk     Risk
                . Market Risk          . Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


4   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%(1)
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%(2)
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%(3)
----------------------------------------------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------

(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
                                                      Distribution                           Total Annual
                                 Advisory             and/or Service             Other       Fund Operating
Share Class                      Fees                 (12b-1) Fees(2)            Expenses(3) Expenses
-----------------------------------------------------------------------------------------------------------
Class A                          0.70%                0.25%                      0.60%       1.55%
-----------------------------------------------------------------------------------------------------------
Class B                          0.70                 1.00                       0.60        2.30
-----------------------------------------------------------------------------------------------------------
Class C                          0.70                 1.00                       0.60        2.30
-----------------------------------------------------------------------------------------------------------

(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)Other Expenses reflect a 0.60% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A      $699            $1,013           $1,348          $2,294            $699       $1,013      $1,348       $2,294
------------------------------------------------------------------------------------------------------------------------------
Class B       733             1,018            1,430           2,353             233          718       1,230        2,353
------------------------------------------------------------------------------------------------------------------------------
Class C       333               718            1,230           2,636             233          718       1,230        2,636
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 5

               PIMCO NACM International Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective            Fund Focus
and Strategies        Seeks maximum long-term capital Equity securities of large capitalization
                      appreciation                    companies in at least three countries
                                                      outside the United States

                      Fund Category                   Approximate Number of Holdings
                      International Stocks            100-150

Principal Investments Approximate Capitalization Range
and Strategies        Companies with capitalizations in
                      the top 75% of the relevant market


                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization companies ("large cap stocks") located in at least three countries outside of the United States. The Fund may invest in over 50 different countries worldwide. The Fund generally invests in companies whose stock market capitalizations are in the top 75% of publicly-traded companies in the relevant market. The capitalization range for large capitalization stocks will vary from country to country and may fluctuate greatly due to changing currency values, differences in the size of the respective economies and movements in local stock markets. The Fund may also invest in companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. companies. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective.

               The portfolio managers focus on a "bottom-up" analysis of the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 200% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

              .Market Risk             .Liquidity Risk    . Emerging Markets
              .Issuer Risk             .Currency Risk       Risk
              .Growth Securities Risk  .Credit Risk       . Foreign (non-U.S.)
              .Turnover Risk           .Derivatives Risk    Investment Risk
                                                          . Leveraging Risk
                                                          . Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------

(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                            Distribution                          Total Annual
                Advisory    and/or Service       Other            Fund Operating
Share Class     Fees        (12b-1) Fees/(2)/    Expenses/(3)/    Expenses
-----------------------------------------------------------------------------------
Class A         0.70%       0.25%                0.70%            1.65%
-----------------------------------------------------------------------------------
Class B         0.70        1.00                 0.70             2.40
-----------------------------------------------------------------------------------
Class C         0.70        1.00                 0.70             2.40
-----------------------------------------------------------------------------------

(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)Other Expenses reflect a 0.70% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Example: Assuming you redeem your shares at the end of each period
------------------------------------------------------------------------------------------------------------
Share Class                              Year 1            Year 3          Year 5          Year 10
------------------------------------------------------------------------------------------------------------
Class A                                  $709              $1,042          $1,398          $2,397
------------------------------------------------------------------------------------------------------------
Class B                                   743               1,048           1,480           2,456
------------------------------------------------------------------------------------------------------------
Class C                                   343                 748           1,280           2,736
------------------------------------------------------------------------------------------------------------

                                         Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------
Share Class                              Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------
Class A                                  $709        $1,042      $1,398      $2,397
----------------------------------------------------------------------------------------
Class B                                   243           748       1,280       2,456
----------------------------------------------------------------------------------------
Class C                                   243           748       1,280       2,736
----------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO NACM Pacific Rim Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus
and Strategies        Seeks long-term growth of capital Equity securities of Pacific Rim companies

                      Fund Category                     Approximate Number of Holdings
                      International Stocks              80-110

Fund Focus                                 Approximate Capitalization Range
Equity securities of Pacific Rim companies All capitalizations

Approximate Number of Holdings             Dividend Frequency
80-110                                     At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

               The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

               In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      .Foreign (non-U.S.)     .Issuer Risk             .Smaller Company Risk
       Investment Risk        .Currency Risk           .Management Risk
      .Emerging Markets Risk  .Growth Securities Risk  .Turnover Risk
      .Credit Risk            .Leveraging Risk         .Liquidity Risk
      .Market Risk            .Derivatives Risk        .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


8   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on July 20, 2002, when the
Information    Nicholas-Applegate Pacific Rim Fund (the "NACM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund's average annual returns compare with the returns of a broad based securities market index and an index of similar funds. For periods prior to July 21, 2002, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund, adjusted to reflect the administrative fees and other expenses paid by the Fund's Institutional Class shares, which are offered in a different prospectus. (The NACM Fund did not offer Class A, B or C shares.) Performance information in the Average Annual
               Total Returns table also shows performance of Institutional
               Class shares of the NACM Fund, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by the Fund's
               Institutional Class Shares and Class A, B and C shares. Although
               Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class
               A, B and C performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses and no sales charges paid by Institutional Class shares and shares of the NACM Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                    [CHART]        1/1/03-9/30/03                16.66%

 1998    1999     2000     2001     2002           Highest and Lowest Qtr. Returns
------  -------  -------  -------  ------          (for periods shown in the bar chart)
-6.56%  142.44%  -26.44%  -17.35%  -6.61%          -----------------------
                                                   Highest (4/1/99-6/30/99)      44.16%
                                                   -----------------------
        Calendar Year End (through 12/31)          Lowest (4/1/98-6/30/98)      -23.54%

               Average Annual Total Returns (for the periods ended 12/31/02)

                                                              NACM Fund
                                              1 Year  5 Years Inception (12/31/97)(4)
-------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/       -6.61%  5.16%    5.16%
-------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                            -6.82% -0.55%   -0.55%
-------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/    -4.03%  2.59%    2.59%
-------------------------------------------------------------------------------------
Class A                                       -12.12%  3.52%    3.52%
-------------------------------------------------------------------------------------
Class B                                       -12.01%  3.82%    3.82%
-------------------------------------------------------------------------------------
Class C                                        -9.55%  3.70%    3.70%
-------------------------------------------------------------------------------------
MSCI Pacific Index/(2)/                        -9.02% -3.88%   -3.88%
-------------------------------------------------------------------------------------
Lipper Pacific Region Funds Average/(3)/      -10.92% -2.60%   -2.60%
-------------------------------------------------------------------------------------

             (1)After-tax returns are estimated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B and C will vary.
             (2)The Morgan Stanley Capital International (MSCI) Pacific Index
                is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin:
                Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
             (3)The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
             (4)The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.


                                                                  Prospectus 9

--------------------------------------------------------------------------------

Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%(1)
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%(2)
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%(3)
----------------------------------------------------------------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Shareholder Fees (fees paid directly from your investment)

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                     Distribution                Total Annual
            Advisory and/or Service  Other       Fund Operating
Share Class Fees     (12b-1) Fees(2) Expenses(3) Expenses
---------------------------------------------------------------
Class A     0.90%    0.25%           0.74%       1.89%
---------------------------------------------------------------
Class B     0.90     1.00            0.74        2.64
---------------------------------------------------------------
Class C     0.90     1.00            0.74        2.64
---------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and
   Class C shares, Class B or Class C shareholders may,
   depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
   Association of Securities Dealers, Inc.
(3)Other Expenses reflects a 0.70% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on
   average daily net assets attributable in the aggregate to
   the Fund's Class A, B and C shares in excess of $2.5
   billion, and 0.04% in tax and interest expenses incurred
   during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A       $731           $1,111           $1,515           $2,640            $731      $1,111      $1,515       $2,640
------------------------------------------------------------------------------------------------------------------------------
Class B        767            1,120            1,600            2,699             267         820       1,400        2,699
------------------------------------------------------------------------------------------------------------------------------
Class C        367              820            1,400            2,973             267         820       1,400        2,973
------------------------------------------------------------------------------------------------------------------------------


10  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Biotechnology Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                            Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Equity securities of companies in the All capitalizations biotechnology industry
                      Fund Category
                      Sector Related Stocks                Approximate Number of Holdings        Dividend Frequency
                                                           30-70                                 At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

               Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Biotechnology Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk        .Foreign (non-U.S.)     .Focused Investment Risk
..Issuer Risk             .Derivatives Risk       Investment Risk        .Turnover Risk
..Growth Securities Risk  .Sector Specific Risk  .Emerging Markets Risk  .Credit Risk
..Smaller Company Risk    .IPO Risk              .Currency Risk          .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 11

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual
               Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM
               Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to February 2, 2002, the bar chart and the information to its right show performance of the DRCM Fund's
               Class D shares. This is because the DRCM Fund did not offer A, B or C shares for a full calendar year during the periods shown.
               For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the DRCM
               Fund's Class D shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although
               Class D and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class D      More Recent Return Information
                                            1/1/03-9/30/03                23.91%
                                    [CHART]
                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
 1998    1999     2000    2001      2002                 -----------------------
------  -------  ------  -------  -------   Highest (10/1/99-12/31/99)    65.41%
17.76%  111.39%  81.93%  -24.68%  -39.96%                -----------------------
                                            Lowest (1/1/01-3/31/01)      -34.52%
     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                        Fund inception
                                                        1 Year  5 Years (12/30/97)/(6)/
---------------------------------------------------------------------------------------
Class D -- Before Taxes/(1) /                           -39.96% 15.41%  15.40%
---------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1) /           -39.96% 13.54%  13.53%
---------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of
 Fund Shares/(1) /                                      -24.54% 11.90%  11.90%
---------------------------------------------------------------------------------------
Class A                                                 -43.24% 14.04%  14.03%
---------------------------------------------------------------------------------------
Class B                                                 -43.43% 14.22%  14.32%
---------------------------------------------------------------------------------------
Class C                                                 -41.05% 14.45%  14.44%
---------------------------------------------------------------------------------------
NASDAQ Biotechnology Index/(2)/                         -45.32% 10.39%  10.39%
---------------------------------------------------------------------------------------
AMEX Biotechnology Index/(3)/                           -41.76% 15.80%  15.80%
---------------------------------------------------------------------------------------
Lipper Health/Biotechnology Funds Average/(4)/          -28.04%  6.24%   6.24%
---------------------------------------------------------------------------------------
Blended Index/(5) /                                     -39.27% 10.95%  10.95%
---------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold
    Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class D shares only.
    After-tax returns for Classes A, B and C will vary.
(2) The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
(3) The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
(4) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long- term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(5) The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ
    Biotechnology Index and 20% MSCI World Pharmaceuticals and
    Biotechnology Index. The NASDAQ Biotechnology Index is described above. The Morgan Stanley Capital International ("MSCI") World
    Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development,
    manufacturing or marketing of products based on advanced
    biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index meets the classification standards of the Global
    Industry Classification System of MSCI and is a subset of the MSCI
    World Index. It is not possible to invest directly in these indexes.
(6) The Fund began operations on 12/30/97. Index comparisons begin on
    12/31/97.


12  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------

             (1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
             (2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
             (3)The CDSC on Class C shares is imposed only on shares redeemed in the first year.
             (4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                              Distribution                    Total Annual
                     Advisory And/or Service    Other         Fund Operating
Share Class          Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------
Class A              0.90%    0.25%             0.46%         1.61%
----------------------------------------------------------------------------
Class B              0.90     1.00              0.46          2.36
----------------------------------------------------------------------------
Class C              0.90     1.00              0.46          2.36
----------------------------------------------------------------------------

             (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
             (2)Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
             (3)Other Expenses reflects a 0.45% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in trustees' expenses incurred during the most recent fiscal year.

               Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Example: Assuming you redeem your shares at the end of each period
------------------------------------------------------------------------------------------------------------
Share Class                              Year 1           Year 3           Year 5          Year 10
------------------------------------------------------------------------------------------------------------
Class A                                  $705             $1,030           $1,378          $2,356
------------------------------------------------------------------------------------------------------------
Class B                                   739              1,036            1,460           2,506
------------------------------------------------------------------------------------------------------------
Class C                                   339                736            1,260           2,696
------------------------------------------------------------------------------------------------------------

                                         Example: Assuming you do not redeem your shares
----------------------------------------------------------------------------------------
Share Class                              Year 1      Year 3      Year 5      Year 10
----------------------------------------------------------------------------------------
Class A                                  $705        $1,030      $1,378      $2,356
----------------------------------------------------------------------------------------
Class B                                   239           736       1,260       2,506
----------------------------------------------------------------------------------------
Class C                                   239           736       1,260       2,696
----------------------------------------------------------------------------------------


                                                                  Prospectus 13

               PIMCO RCM Global Healthcare Fund

--------------------------------------------------------------------------------

Principal   Investment Objective                 Fund Focus                            Approximate Capitalization Range
Investments Seeks long-term capital appreciation Equity securities of companies in the All capitalizations
and                                              healthcare industry
Strategies
            Fund Category                        Approximate Number of Holdings        Dividend Frequency
            Global Stocks                        40-80                                 At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry. The Fund's assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

               The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Healthcare Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Derivatives Risk                    .Focused Investment Risk
..Issuer Risk             .Sector Specific Risk                .Leveraging Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Credit Risk
..Smaller Company Risk    .Emerging Markets Risk               .Turnover Risk
..Liquidity Risk          .Currency Risk                       .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


14  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual
               Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM
               Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to February 2, 2002, the bar chart and the information to its right show performance of the DRCM Fund's
               Class D shares. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
               Annual Total Returns table shows performance of the DRCM Fund's
               Class D shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although
               Class D and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


Calendar Year Total Returns -- Class D           More Recent Return Information
                                                 1/1/03-9/30/03                13.46%
                                    [CHART]
                                                 Highest and Lowest Quarter Returns
                                                 (for periods shown in the bar chart)
 1997    1998    1999    2000    2001     2002                -----------------------
------  ------  ------  ------  -------  ------  Highest (10/1/99-12/31/99)    39.42%
30.00%  25.57%  28.73%  73.37%  -13.80%  -26.56%              -----------------------
                                                 Lowest (1/1/01-3/31/01)      -24.43%

     Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                    Fund inception
                                                    1 Year  5 Years (12/31/96)/(4)/
-----------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                       -26.56% 12.15%   14.94%
-----------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/       -26.56% 10.12%   12.42%
-----------------------------------------------------------------------------------

 Class D -- After Taxes on Distributions and Sale
 of Fund Shares/(1)/                               -16.31%  9.20%   11.31%
-----------------------------------------------------------------------------------
Class A                                            -30.70% 10.77%   13.74%
-----------------------------------------------------------------------------------
Class B                                            -30.80% 10.95%   13.90%
-----------------------------------------------------------------------------------
Class C                                            -28.61% 11.21%   13.99%
-----------------------------------------------------------------------------------
MSCI World Healthcare Index/(2)/                   -17.15%  2.39%    7.56%
-----------------------------------------------------------------------------------
Lipper Health/Biotechnology Funds Average/(3)/     -28.04%  6.24%    8.30%
-----------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class D shares only.
   After-tax returns for Classes A, B and C will vary.
(2)The Morgan Stanley Capital International ("MSCI") World Healthcare Index is
   an unmanaged index that includes companies primarily involved in health care equipment and services as well as companies primarily involved in pharmaceuticals and biotechnology. The index meets the classification standards of the Global Industry Classification Systems (GICS) of MSCI and
   is a subset of the MSCI World Index. It is not possible to invest directly in the index.
(3) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(4)The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


                                                                  Prospectus 15

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund
               Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------

             (1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
             (2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
             (3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
             (4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                        Distribution                    Total Annual
                               Advisory And/or Service    Other         Fund Operating
Share Class                    Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
--------------------------------------------------------------------------------------
Class A                        0.80%    0.25%             0.55%         1.60%
--------------------------------------------------------------------------------------
Class B                        0.80     1.00              0.55          2.35
--------------------------------------------------------------------------------------
Class C                        0.80     1.00              0.55          2.35
--------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
   2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)Other Expenses reflects a 0.55% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in
Class A, B or C shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $ 704            $1,027           $1,373          $2,346           $704        $1,027      $1,373      $2,346
------------------------------------------------------------------------------------------------------------------------------
Class B       738             1,033            1,455           2,496            238           733       1,255       2,496
------------------------------------------------------------------------------------------------------------------------------
Class C       338               733            1,255           2,686            238           733       1,255       2,686
------------------------------------------------------------------------------------------------------------------------------


16  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Global Small-Cap Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                    Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Smaller capitalization equity Same as the MSCI World Small-Cap
                                                           securities                    Index
                      Fund Category
                      Global Stocks                        Approximate Number of         Dividend Frequency
                                                           Holdings                      At least annually
                                                           55-95

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of September 30, 2003 would permit the Fund to maintain a weighted-average market capitalization ranging from $555 million to $2.22 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

 .Market Risk             .Derivatives Risk                    .Currency Risk
 .Issuer Risk             .Sector Specific Risk                .Leveraging Risk
 .Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Credit Risk
 .Smaller Company Risk    .Emerging Markets Risk               .Turnover Risk
 .Liquidity Risk          .Focused Investment Risk             .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 17

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual
               Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the DRCM Fund's performance from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to February 2, 2002, the bar chart and the information to its right show performance of the DRCM Fund's
               Institutional Class shares. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns
               (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional
               Class shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class      More Recent Return Information
                                                        1/1/03-9/30/03                24.28%
                                    [CHART]
                                                        Highest and Lowest Quarter Returns
                                                        (for periods shown in the bar chart)
1997    1998    1999     2000     2001     2002                      -----------------------
------  ------  -------  -------  -------  ------       Highest (10/1/99-12/31/99)    64.80%
25.48%  19.29%  104.63%  -13.88%  -25.05%  -17.39%                   -----------------------
          Calendar Year End (through 12/31)             Lowest (7/1/01-9/30/01)      -26.36%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                         Fund inception
                                                         1 Year  5 Years (12/31/96)/(4)/
----------------------------------------------------------------------------------------
Institutional
 Class -- Before
 Taxes/(1)/                                              -17.39%  5.41%  8.52%
----------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/ -17.39%  3.94%  6.41%
----------------------------------------------------------------------------------------

 Institutional Class -- After Taxes on Distributions
 and Sale of Fund
 Shares/(1)/                                             -10.68%  4.11%  6.29%
----------------------------------------------------------------------------------------
Class A                                                  -22.64%  3.75%  7.03%
----------------------------------------------------------------------------------------
Class B                                                  -22.43%  3.91%  7.21%
----------------------------------------------------------------------------------------
Class C                                                  -20.04%  4.23%  7.31%
----------------------------------------------------------------------------------------
MSCI World Small-Cap Index/(2)/                          -15.69%  0.92%  0.26%
----------------------------------------------------------------------------------------
Lipper Global Small-Cap Funds Average/(3)/               -19.07% -0.52%  0.83%
----------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest
   historical individual federal marginal income tax
   rates and do not reflect the impact of state and
   local taxes. Actual after-tax returns depend on an
   investor's tax situation and may differ from those
   shown. After-tax returns are not relevant to
   investors who hold Fund shares through tax-deferred
   arrangements such as 401(k) plans or individual
   retirement accounts. In some cases the return after
   taxes may exceed the return before taxes due to an
   assumed tax benefit from any losses on a sale of Fund
   shares at the end of the measurement period.
   After-tax returns are for Institutional Class shares
   only. After-tax returns for Classes A, B and C will
   vary.
(2)The Morgan Stanley Capital International World
   Small-Cap Index ("MSCI-WSCI") is a widely recognized,
   unmanaged, market capitalization weighted index
   composed of securities representative of the market
   structure of developed market countries in North
   America, Europe and the Asia/Pacific region. It is
   not possible to invest directly in the index.
(3)The Lipper Global Small-Cap Funds Average is a total
   return performance average of funds tracked by
   Lipper, Inc. that invest at least 25% of their
   portfolio in securities with primary trading markets
   outside the United States, and that limits at least
   65% of their investments to companies with market
   capitalizations less than U.S. $1 billion at the time
   of purchase. It does not take into account sales
   charges.
(4)The Fund began operations on 12/31/96. Index
   comparisons begin on 12/31/96.


18  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class A, B or C shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Shareholder Fees (fees paid directly from your investment)

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1) /

                              Distribution                  Total Annual
                     Advisory And/or Service  Other         Fund Operating
Share Class          Fees     (12b-1) Fees(2) Expenses/(3)/ Expenses
--------------------------------------------------------------------------
Class A              1.00%    0.25%           0.61%         1.86%
--------------------------------------------------------------------------
Class B              1.00     1.00            0.62          2.62
--------------------------------------------------------------------------
Class C              1.00     1.00            0.62          2.62
--------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the
   National Association of Securities Dealers, Inc.
(3)Other Expenses reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01%, 0.02% and 0.02% in trustees' and interest expenses incurred during the most recently completed fiscal year by Class A, Class B and Class C shares, respectively.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                 Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
     ------------------------------------------------------------------------------------------------------------------------------
     Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
     ------------------------------------------------------------------------------------------------------------------------------
     Class A     $729             $1,103           $1,500          $2,610           $729        $1,103      $1,500      $2,610
     ------------------------------------------------------------------------------------------------------------------------------
     Class B      765              1,114            1,590           2,766            265           814       1,390       2,766
     ------------------------------------------------------------------------------------------------------------------------------
     Class C      365                814            1,390           2,954            265           814       1,390       2,954
     ------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 19

               PIMCO RCM Global Technology Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus
and Strategies        Seeks long-term capital appreciation Equity securities of U.S. and non-U.S.
                                                           technology-related companies
                      Fund Category                        Approximate Number of Holdings
                      Global Stocks                        65-105

Principal Investments Approximate Capitalization Range
and Strategies        At least $500 million

                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies in the technology industry. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

               The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Goldman Sachs Technology Index and the Lipper Science & Technology Fund Average are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Sector Specific Risk                .Focused Investment Risk
..Issuer Risk             .Technology Related Risk             .Leveraging Risk
..Growth Securities Risk  .IPO Risk                            .Turnover Risk
..Smaller Company Risk    .Foreign (non-U.S.) Investment Risk  .Credit Risk
..Liquidity Risk          .Emerging Markets Risk               .Management Risk
..Derivatives Risk        .Currency Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


20  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual
               Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the DRCM Fund's performance from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to February 2, 2002, the bar chart and the information to its right show performance of the DRCM Fund's
               Institutional Class shares. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns
               (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional
               Class shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The performance for the year 1999 benefited to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class           More Recent Return Information
                                                             1/1/03-9/30/03                36.27%
                                    [CHART]
                                                             Highest and Lowest Quarter Returns
                                                             (for periods shown in the bar chart)
1996    1997    1998    1999      2000     2001    2002                   -----------------------
------  ------  ------  -------  -------  -------  ------    Highest (10/1/99-12/31/99)    82.82%
26.41%  27.08%  61.05%  182.95%  -14.33%  -39.31%  -40.37%                -----------------------
                                                             Lowest (10/1/00-12/31/00)    -34.45%

    Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                              Fund inception
                                              1 Year  5 Years (12/27/95)/(4)/
-----------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/      -40.37%  7.16%  12.46%
-----------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                           -40.37%  6.77%  11.24%
-----------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund
 Shares/(1)/                                  -24.79%  5.93%  10.01%
-----------------------------------------------------------------------------
Class A                                       -43.87%  5.36%  10.93%
-----------------------------------------------------------------------------
Class B                                       -44.02%  5.44%  10.99%
-----------------------------------------------------------------------------
Class C                                       -42.25%  5.76%  10.99%
-----------------------------------------------------------------------------
Goldman Sachs Technology Index/(2)/           -40.38% -3.41%   5.07%
-----------------------------------------------------------------------------
Lipper Science & Technology Fund Average/(3)/ -42.36% -2.52%   1.24%
-----------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
   After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
   After-tax returns for Classes A, B and C will vary.
(2)The Goldman Sachs Technology Index is a modified
   capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(3)The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)The Fund began operations on 12/27/95. Index comparisons begin on
   12/31/95.


                                                                  Prospectus 21

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Shareholder Fees (fees paid directly from your investment)
                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                 Distribution                      Total Annual
                       Advisory  And/or Service     Other          Fund Operating
Share Class            Fees      (12b-1) Fees/(2)/  Expenses/(3)/  Expenses
----------------------------------------------------------------------------------
Class A                0.95%     0.25%              0.56%          1.76%
----------------------------------------------------------------------------------
Class B                0.95      1.00               0.55           2.50
----------------------------------------------------------------------------------
Class C                0.95      1.00               0.55           2.50
----------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until
   January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class C shares,
   Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the
   National Association of Securities Dealers, Inc.
(3)Other Expenses reflects a 0.55% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in interest expense incurred during the most recently completed fiscal year by Class A shares.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions./ /

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1           Year 3           Year 5          Year 10          Year 1      Year 3      Year 5      Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A     $719             $1,074           $1,452          $2,509           $719        $1,074      $1,452      $2,509
------------------------------------------------------------------------------------------------------------------------------
Class B      753              1,079            1,531           2,651            253           779       1,331       2,651
------------------------------------------------------------------------------------------------------------------------------
Class C      353                779            1,331           2,836            253           779       1,331       2,836
------------------------------------------------------------------------------------------------------------------------------


22  PIMCO Funds: Multi-Manager Series

               PIMCO RCM International Growth Equity Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus
and Strategies        Seeks long-term capital appreciation Equity securities of companies worldwide

                      Fund Category                        Approximate Number of Holdings
                      International Stocks                 75-115

Principal Investments Approximate Capitalization Range
and Strategies        All capitalizations

                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index and the MSCI-ACWI Ex-U.S. Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Derivatives Risk                    .Focused Investment Risk
..Issuer Risk             .Sector Specific Risk                .Leveraging Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Turnover Risk
..Smaller Company Risk    .Emerging Markets Risk               .Credit Risk
..Liquidity Risk          .Currency Risk                       .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 23

               PIMCO RCM International Growth Equity
               Fund (continued)

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual
               Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the DRCM Fund's performance from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to February 2, 2002, the bar chart and the information to its right show performance of the DRCM Fund's
               Institutional Class shares. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns
               (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional
               Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class                More Recent Return Information
                                                                  1/1/03-9/30/03                 9.06%
                                    [CHART]
                                                                  Highest and Lowest Quarter Returns
                                                                  (for periods shown in the bar chart)
 1995    1996    1997    1998    1999    2000     2001     2002                -----------------------
------  ------  ------  ------  ------  -------  -------  ------  Highest (10/1/99-12/31/99)    41.32%
17.98%  19.31%  17.93%  13.81%  60.66%  -26.76%  -31.96%  -22.65%              -----------------------
                                                                  Lowest (1/1/01-3/31/01)      -18.43%
        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                          Fund inception
                                                         1 Year   5 Years (5/22/95)/(5)/
----------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                  -22.65% -6.76%   1.66%
----------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/  -22.92% -8.36%  -0.30%
----------------------------------------------------------------------------------------
Institutional Class -- After
 Taxes on Distributions and
 Sale of Fund Shares/(1)/                                 -13.91% -5.01%   1.28%
----------------------------------------------------------------------------------------
Class A                                                   -27.59% -8.31%   0.39%
----------------------------------------------------------------------------------------
Class B                                                   -27.69% -8.23%   0.44%
----------------------------------------------------------------------------------------
Class C                                                   -25.40% -7.95%   0.39%
----------------------------------------------------------------------------------------
MSCI-EAFE Index/(2) /                                     -15.64% -2.61%   0.15%
----------------------------------------------------------------------------------------
MSCI-ACWI Ex-U.S. Index/(3) /                             -14.68% -2.66%   0.10%
----------------------------------------------------------------------------------------
Lipper International Funds Average/(4)/                   -16.38% -2.48%   1.52%
----------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest
   historical individual federal marginal income tax rates
   and do not reflect the impact of state and local taxes.
   Actual after-tax returns depend on an investor's tax
   situation and may differ from those shown. After-tax
   returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or
   individual retirement accounts. In some cases the return
   after taxes may exceed the return before taxes due to an
   assumed tax benefit from any losses on a sale of Fund
   shares at the end of the measurement period. After-tax
   returns are for Institutional Class shares only. After-tax returns for Classes A, B and C will vary.
(2)The Morgan Stanley Capital International Europe
   Australasia Far East ("MSCI-EAFE") Index is a widely
   recognized, unmanaged index of issuers in the countries of
   Europe, Australia and the Far East. It is not possible to
   invest directly in the index.
(3)The Morgan Stanley All Country World Free ("MSCI-ACWI")
   Ex-U.S. Index is a widely recognized, unmanaged index of
   issuers located in countries throughout the world,
   representing both developed and emerging markets,
   excluding the United States. It is not possible to invest
   directly in the index.
(4)The Lipper International Funds Average is a total return
   performance average of funds tracked by Lipper, Inc. that
   invest their assets in securities with primary trading
   markets outside of the United States. It does not take
   into account sales charges.
(5)The Fund began operations on 5/22/95. Index comparisons
   begin on 5/31/95.


24  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class A, B or C shares of the Fund:
of the Fund

Shareholder Fees
(fees paid directly
from your investment)

                     Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                     on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
----------------------------------------------------------------------------------------------------------------------
Class A              5.50%                                            1%/(1)/
----------------------------------------------------------------------------------------------------------------------
Class B              None                                             5%/(2)/
----------------------------------------------------------------------------------------------------------------------
Class C              None                                             1%/(3)/
----------------------------------------------------------------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Shareholder Fees
(fees paid directly
from your investment)

                     Redemption Fee (as a percentage of
                     exchange price or amount redeemed)/(4)/
------------------------------------------------------------
Class A              2%
------------------------------------------------------------
Class B              2%
------------------------------------------------------------
Class C              2%
------------------------------------------------------------
(1)Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent
   Deferred Sales Charges (CDSCs)--Class B Shares."
(3)The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
   (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
   See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                     Distribution                    Total Annual
            Advisory And/or Service    Other         Fund Operating
Share Class Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
-------------------------------------------------------------------
Class A     0.50%    0.25%             0.76%         1.51%
-------------------------------------------------------------------
Class B     0.50     1.00              0.77          2.27
-------------------------------------------------------------------
Class C     0.50     1.00              0.77          2.27
-------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class B and Class
   C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the
   economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of
   Securities Dealers, Inc.
(3)Other Expenses reflects a 0.70% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on
   average daily net assets attributable in the aggregate to the
   Fund's Class A, B and C shares in excess of $2.5 billion, and
   0.06%, 0.07% and 0.07% in trustees' and interest expense
   incurred during the most recently completed fiscal year by
   Class A, Class B and Class C shares, respectively.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions./ /

            Example: Assuming you redeem your shares at the end of each period Example: Assuming you do not redeem your shares
------------------------------------------------------------------------------------------------------------------------------
Share Class Year 1          Year 3          Year 5             Year 10             Year 1    Year 3    Year 5       Year 10
------------------------------------------------------------------------------------------------------------------------------
Class A       $695          $1,001          $1,328              $2,252               $695    $1,001    $1,328        $2,252
------------------------------------------------------------------------------------------------------------------------------
Class B        730           1,009           1,415               2,412                230       709     1,215         2,412
------------------------------------------------------------------------------------------------------------------------------
Class C        330             709           1,215               2,605                230       709     1,215         2,605
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 25

               Summary of Principal Risks

               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk     The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         The Funds may place particular emphasis on equity securities of
Securities     companies that its portfolio manager or portfolio management
Risk           team believes will experience relatively rapid earnings growth.
               Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global, NACM Pacific
               Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global
               Small-Cap, RCM Global Technology and RCM International Growth
               Equity Funds generally have substantial exposure to this risk.

IPO Risk The Funds, particularly the RCM Biotechnology and RCM Global Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


26  PIMCO Funds: Multi-Manager Series

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All of the Funds may use derivatives, which are financial
Risk           contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Financial Sector Related Risk. Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

               Healthcare Related Risk. The RCM Global Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds may make significant investments in the healthcare industry and may also be subject to these risks.

               Technology Related Risk. Because the RCM Global Technology Fund concentrates its investments in the technology industry, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap Fund, may also be subject to these risks to the extent they invest a substantial portion of their assets in technology or technology-related companies.

               Biotechnology Related Risk. Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        Because all the Funds invest a substantial portion of their
(non-U.S.)     assets in foreign securities, they may experience more rapid and
Investment     extreme changes in value than Funds that invest exclusively in
Risk           securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
               Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
               Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
               standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments


                                                                  Prospectus 27
               could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

               EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. The NACM Pacific
               Rim Fund may invest a significant portion of its assets in emerging markets. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. Except for the NACM Pacific Rim
               Fund, the Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area
               (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. All the Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, such as the RCM Biotechnology, RCM Global Healthcare, RCM
               Global Technology and RCM International Growth Equity Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The
               NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology, RCM Global Technology and RCM Global
               Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally "concentrate" their investments in such companies.
               Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.


28  PIMCO Funds: Multi-Manager Series

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." The NACM International Fund is expected to have a portfolio turnover rate greater than 200%. The NACM Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. Certain of the Funds, especially the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds, are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Global and NACM International Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Global and NACM International Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The PIMCO Funds are recently organized and do not have a full calendar year of performance.


                                                                  Prospectus 29

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR")/1/, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               The Global Select Composite consists primarily of a diversified group of foreign and domestic larger market capitalization equities with a focus on stock selection. The Global Select Composite was created on October 1, 1997. The Global Select Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Global Select Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Global Select Composite.

               The International Equity Composite (the "International Composite") consists of equity investments in non-U.S. companies, with emerging countries exposure between 0% and 20%. The International Composite was created on March 1, 1996. The International Composite includes all discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000 having a minimum account size of $10 million. The International Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.


               --------
              1 AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


30  PIMCO Funds: Multi-Manager Series

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.


Prior Performance of Similar Accounts Relating to the NACM Global Fund
                Nicholas-Applegate      Nicholas-Applegate           MSCI All Country
Year            Global Select Fund/(1)/ Global Select Composite/(2)/ World Index Free(2)
----------------------------------------------------------------------------------------
1998             46.18%                  46.18%                            21.97%
----------------------------------------------------------------------------------------
1999            129.35%                 129.35%                            26.85%
----------------------------------------------------------------------------------------
2000             (15.15)%                (16.24)%                         (13.96)%
----------------------------------------------------------------------------------------
2001             (20.37)%                (20.37)%                         (15.91)%
----------------------------------------------------------------------------------------
2002             (18.80)%                (18.80)%                         (18.98)%
----------------------------------------------------------------------------------------
10/1/02-9/30/03  28.50%                  28.80%                            26.77%
----------------------------------------------------------------------------------------
10/1/98-9/30/03  14.39%                  14.14%                             1.15%
----------------------------------------------------------------------------------------
Since Inception  14.49%                  14.23%                             0.52%
----------------------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate Global
                Select Fund is September 30, 1997.
             (2)The Morgan Stanley Capital International ("MSCI") All Country
                World Index Free is an unmanaged market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The Index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The "Since Inception" date for the Nicholas-Applegate Global Select Composite and MSCI All Country World Index Free is October 1, 1997.


Prior Performance of Similar Accounts Relating to the NACM International Fund
                   Nicholas-Applegate    Nicholas-Applegate
                   International Core    International Equity    MSCI EAFE
Year               Growth Fund/(1)/      Composite/(2)/          Index(2)
-----------------------------------------------------------------------------
1998                21.54%                22.26%                  20.33%
-----------------------------------------------------------------------------
1999                69.07%                68.21%                  27.30%
-----------------------------------------------------------------------------
2000               (23.08)%              (24.27)%                (13.96)%
-----------------------------------------------------------------------------
2001               (27.97)%              (27.96)%                (21.21)%
-----------------------------------------------------------------------------
2002               (19.21)%              (18.80)%                (15.66)%
-----------------------------------------------------------------------------
10/1/02-9/30/03     18.94%                19.33%                  23.53%
-----------------------------------------------------------------------------
10/1/98-9/30/03     (0.04)%               (0.02)%                  0.39%
-----------------------------------------------------------------------------
Since Inception      5.22%                 5.86%                   1.19%
-----------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate
                International Core Growth Fund is December 27, 1996.
             (2)Morgan Stanley Capital International Europe, Australia, Far
                East Index ("MSCI EAFE") is an unmanaged total-return performance benchmark. It is a capitalization-weighted index representative of the stock market structure of Europe and the Pacific Basin. The "Since Inception" date for the Nicholas-Applegate International Equity Composite and MSCI EAFE Index is March 1, 1996.


                                                                  Prospectus 31

               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage each Fund's investments. See "Sub-Advisers" below.

               The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

             Fund                                     Advisory Fees
             ------------------------------------------------------
             RCM International Growth Equity Fund         0.50%
             NACM Global and NACM International Funds     0.70%
             RCM Global Healthcare Fund                   0.80%
             RCM Biotechnology Fund                       0.90%
             NACM Pacific Rim Fund*                       0.91%
             RCM Global Technology Fund                   0.95%
             RCM Global Small-Cap Fund                    1.00%

              * From the beginning of the most recently completed fiscal year
                (7/1/02) until July 19, 2002 (the "Interim Period"), the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund's predecessor, paid advisory fees to NACM at an annual rate of 1.00%. The advisory fee rate stated above for the NACM Pacific Rim Fund reflects the weighted average of the advisory fee rate paid during the Interim Period (1.00%) and the current advisory fee rate (0.90%).
               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Class A, Class B and
Fees Class C shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. The Adviser, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.


32  PIMCO Funds: Multi-Manager Series

               Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):

Fund                                                         Administrative Fees*
---------------------------------------------------------------------------------
NACM International, NACM Pacific Rim and RCM International
 Growth Equity Funds                                                 0.70%
NACM Global and RCM Global Small-Cap Funds                           0.60%
RCM Global Technology and RCM Global Healthcare Funds                0.55%
RCM Biotechnology Fund                                               0.45%
* The Administrative Fee rate for each Fund is subject to a reduction of 0.05%
  per year on average daily net assets attributable in the aggregate to the
  Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*                              Funds
----------------------------------------------------------------------------------------------------------------
Dresdner RCM Global Investors LLC         RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM
("Dresdner RCM")                          Global Technology and RCM International Growth Equity Funds (the "RCM
4 Embarcadero Center                      Funds")
San Francisco, CA 94111
----------------------------------------------------------------------------------------------------------------
Nicholas-Applegate Capital Management LLC NACM Global, NACM International and NACM Pacific Rim Funds (the "NACM
("NACM")                                  Funds")
600 West Broadway
San Diego, CA 92101
* Each Sub-Adviser is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.


Dresdner RCM   Dresdner RCM is located at Four Embarcadero Center, San
               Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global
               Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner
               RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds (with the exception of the RCM Global Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. More information about some of the individuals comprising the investment teams is located in the SAI under "Other Information".

               The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small Cap Fund.

               The Healthcare Global Sector Research Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

               The International Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

               The RCM Global Technology Fund is managed by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM since 1974, and other members of Dresdner RCM's Technology Research Team.


                                                                  Prospectus 33

NACM Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Nicholas-Applegate had approximately $18.4 billion in assets under management.

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.


Fund               Portfolio Managers    Since            Recent Professional Experience
--------------------------------------------------------------------------------------------------

NACM Global        Catherine Nicholas    2002 (inception) Nicholas-Applegate's Chief Investment
                   (expected to retire                    Officer from 1997 to August, 2002. She
                   12/31/03)                              is responsible for management of
                                                          Nicholas-Applegate's global equities
                                                          strategies. Ms. Nicholas joined the
                                                          firm in 1987 and has 18 years' prior
                                                          investment experience with Professional
                                                          Asset Securities, Inc. and Pacific
                                                          Century Advisors.

                   Pedro Marcal          2002 (inception) Lead Portfolio Manager for the
                                                          Nicholas-Applegate Global Select
                                                          strategies since 2001. Lead Portfolio
                                                          Manager for the Nicholas-Applegate
                                                          Emerging Countries strategies from 1994
                                                          until 2001. He has 5 years' prior
                                                          investment management experience with
                                                          A.B. Laffer & Associates as an
                                                          economist and A-Mark Precious Metals as
                                                          a precious metals trader.

                   Nicholas Melhuish     2003             Lead Portfolio Manager for
                                                          Nicholas-Applegate Global Equities
                                                          strategies since 2003. Prior to joining
                                                          Nicholas-Applegate in 2003, he spent 4
                                                          years with Putnam Investments as an
                                                          international portfolio manager and 8
                                                          years with Schroder Investment
                                                          Management managing international,
                                                          European and Asian equities.

                   Horacio A. Valerias   2003             See Above

                   Andrew Beal           2002 (inception) Lead Portfolio Manager for the
                                                          Nicholas-Applegate Emerging Countries
                                                          and Pacific Rim strategies since 2001.
                                                          Prior to joining Nicholas-Applegate in
                                                          2001, he spent 10 years with Schroder
                                                          Investment Management (UK) LTD
                                                          specializing in Asian investments as
                                                          head of Asian institutional investments.

                   Melisa Grigolite, CFA 2002 (inception) Portfolio Manager for the
                                                          Nicholas-Applegate's International
                                                          Growth strategies since 1997. Ms.
                                                          Grigolite joined the firm in 1991. She
                                                          has 11 years' prior experience.

                   Michael Fredericks    2002 (inception) International Product Specialist with
                                                          Nicholas-Applegate since 2001. Prior to
                                                          joining Nicholas-Applegate in 2001, he
                                                          spent a total of 7 years with Callan
                                                          Associates as an assistant vice
                                                          president; Baring Asset Management as
                                                          an assistant vice president; and Bank
                                                          of America as a senior financial
                                                          analyst;

                   Chris Herrera         2002 (inception) Investment Analyst for
                                                          Nicholas-Applegate International Growth
                                                          strategies. Prior to joining
                                                          Nicholas-Applegate in 2000, he was an
                                                          analyst in the Investment Banking
                                                          division of Lehman Brothers for 3 years.

NACM International Horacio A. Valerias   2003             See Above

                   Andrew Beal           2002 (inception) See Above

                   Jon Borchardt         2002 (inception) Investment Analyst for the
                                                          Nicholas-Applegate International
                                                          strategies since 1996. He has 5 years'
                                                          prior experience as a International
                                                          Account Administrator with
                                                          Nicholas-Applegate Capital Management.

                   Jason Campbell        2002 (inception) Portfolio Manager for the
                                                          Nicholas-Applegate International
                                                          strategies since 1998. He has 3 years'
                                                          prior experience with San Diego State
                                                          University Economics Department as both
                                                          a teaching assistant and graduate
                                                          student.


34  PIMCO Funds: Multi-Manager Series

Fund             Portfolio Managers    Since            Recent Professional Experience
------------------------------------------------------------------------------------------------
                 John Casarietti       2002 (inception) Investment Analyst for
                                                        Nicholas-Applegate Emerging Countries
                                                        strategies since 2001 and Account
                                                        Administrator from 1998 to 2001. His
                                                        experience includes responsibilities in
                                                        the firm's operations department and 4
                                                        years' prior experience with Interbank
                                                        Funding Group and Barron Chase
                                                        Securities.
                 Michael Fredericks    2002 (inception) See Above
                 Melisa Grigolite, CFA 2002 (inception) See Above
                 Rebecca Hagstrom, CFA 2002 (inception) Investment Analyst for
                                                        Nicholas-Applegate Emerging Countries
                                                        strategies since 2000. Prior to joining
                                                        Nicholas-Applegate in 2000, she spent a
                                                        total of 5 years with Prudential Global
                                                        Asset Management; Prudential Capital
                                                        Group; and Prudential Realty Group as
                                                        an investment analyst.
                 Karl Richtenburg      2002 (inception) Investment Analyst for
                                                        Nicholas-Applegate International
                                                        strategies since 2001. Prior to joining
                                                        Nicholas-Applegate in 2001, he spent a
                                                        total of 8 years with GE Asset
                                                        Management as an equity research
                                                        associate; International Equities; and
                                                        GFI Group Ltd., London as a foreign
                                                        exchange options broker.
                 Eric Sagmeister       2002 (inception) Investment Analyst for
                                                        Nicholas-Applegate's International
                                                        strategies since 1995. His experience
                                                        with Nicholas-Applegate includes 5
                                                        years as a trade settlement coordinator
                                                        and in the operations department.
NACM Pacific Rim Andrew Beal           2001*            See Above
                 Shu Nung Lee, CFA     October, 2002    Portfolio Manager for the
                                                        Nicholas-Applegate Pacific Rim Fund and
                                                        Portfolio International Strategies.
                                                        Prior to joining the firm in 2002, he
                                                        was vice president and senior research
                                                        analyst on the Japan equity research
                                                        team and head of the Japan and Asia
                                                        automotive team with Lehman Brothers of
                                                        Tokyo. Mr. Lee has six years of
                                                        investment research experience.
                 Karl Richtenburg      2001*            See Above
                 Jason Campbell        1998*            See Above
                 John Casarietti       2001*            See Above
                 Michael Fredericks    2001*            See Above

               --------
              * Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund's predecessor.


                                                                  Prospectus 35

Adviser/       Shareholders of each Fund have approved a proposal permitting
Sub-Adviser    the Adviser to enter into new or amended sub-advisory agreements
Relationship   with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America.
               Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

               Investment Options -- Class A, B and C Shares

               The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

               The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A       .  You pay an initial sales charge of up to 5.50% when you buy
Shares           Class A shares. The sales charge is deducted from your
                 investment so that not all of your purchase payment is invested.

              . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

              . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

              . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

Class B       .  You do not pay an initial sales charge when you buy Class B
Shares           shares. The full amount of your purchase payment is invested initially.

              . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

              . Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.


36  PIMCO Funds: Multi-Manager Series

              . Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C       .  You do not pay an initial sales charge when you buy Class C
Shares           shares. The full amount of your purchase payment is invested initially.

              . Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days at acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

              . You normally pay a CDSC of 1% if you redeem Class C shares of the Funds during the first eighteen months (the first year for the RCM Biotechnology Fund) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

              . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

              . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

All Classes    Some or all of the payments described below are paid or
               "reallowed" to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class
               A, Class B and Class C shares.

--------------------------------------------------------------------------------
Initial Sales  Unless you are eligible for a waiver, the public offering price
Charges --     you pay when you buy Class A shares of the Funds is the net
Class A Shares asset value ("NAV") of the shares plus an initial sales charge.
               The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where
               Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.
               For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.


                                      Initial Sales Charge Initial Sales Charge
All Funds                             as % of Net          as % of Public
Amount of Purchase                    Amount Invested      Offering Price
-------------------------------------------------------------------------------
$0-$49,999                            5.82%                5.50%
-------------------------------------------------------------------------------
$50,000-$99,999                       4.71%                4.50%
-------------------------------------------------------------------------------
$100,000-$249,999                     3.63%                3.50%
-------------------------------------------------------------------------------
$250,000-$499,999                     2.56%                2.50%
-------------------------------------------------------------------------------
$500,000-$999,999                     2.04%                2.00%
-------------------------------------------------------------------------------
$1,000,000 +                          0.00%*               0.00%*
-------------------------------------------------------------------------------
              * As shown, investors that purchase $1,000,000 or more of any
                Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Class B and    As discussed above, Class B and Class C shares are not subject
Class C        to an initial sales charge.
Shares
--------------------------------------------------------------------------------
Contingent     Unless you are eligible for a waiver, if you sell (redeem) your
Deferred       Class B or Class C shares within the time periods specified
Sales          below, you will pay a CDSC according to the following schedules.
Charges        For investors investing in Class B or Class C shares of the
(CDSCs) -- ClassFunds through a financial intermediary, it is the responsibility
B and Class    of the financial intermediary to ensure that the investor is
C Shares       credited with the proper holding period for the shares redeemed.

Class B Shares Years Since Purchase                       Percentage Contingent
               Payment was Made                           Deferred Sales Charge
               ----------------------------------------------------------------
               First                                      5
               ----------------------------------------------------------------
               Second                                     4
               ----------------------------------------------------------------
               Third                                      3
               ----------------------------------------------------------------
               Fourth                                     3
               ----------------------------------------------------------------
               Fifth                                      2
               ----------------------------------------------------------------
               Sixth                                      1
               ----------------------------------------------------------------
               Seventh and thereafter                     0*
               ----------------------------------------------------------------
              * After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.


                                                                  Prospectus 37

Class C Shares Years Since Purchase                       Percentage Contingent
               Payment was Made                           Deferred Sales Charge
               ----------------------------------------------------------------
               First*                                     1
               ----------------------------------------------------------------
               Thereafter                                 0
               ----------------------------------------------------------------
              * For Class C shares of all Funds other than the RCM
                Biotechnology Fund, the Class C CDSC is charged for the first eighteen months after purchase.

--------------------------------------------------------------------------------
CDSCs on       Unless a waiver applies, investors who purchase $1,000,000 or
Class A        more of Class A shares (and, thus, pay no initial sales charge)
Shares         will be subject to a 1% CDSC if the shares are redeemed within
               18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and
               CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs      A CDSC is imposed on redemptions of Class B and Class C shares
will be        (and where applicable, Class A shares) on the amount of the
Calculated     redemption which causes the current value of your account for
Until the      the particular class of shares of a Fund to fall below the total
Close of       dollar amount of your purchase payments subject to the CDSC.
Business       However, no CDSC is imposed if the shares redeemed have been
on February    acquired through the reinvestment of dividends or capital gains
6, 2004        distributions or if the amount redeemed is derived from
               increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

               For example, the following illustrates the current operation of the Class B CDSC:

              . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

--------------------------------------------------------------------------------
How CDSCs      Effective as of the close of business on February 6, 2004, the
will be        manner of calculating the CDSC on Class B and Class C shares
Calculated     (and where applicable, Class A shares) purchased after December
-- Shares      31, 2001, will change from that described above. As previously
Purchased      disclosed to shareholders, the CDSC on all shares purchased
After          after December 31, 2001, will be subject to the change, not only
December 31,   those shares purchased after February 6, 2004.
2001

               Under the new calculation method, the following rules will apply:

              . Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

              . For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

              . CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

              . In determining whether a CDSC is payable, the first-in
                first-out, or "FIFO," method will be used to determine which shares are being redeemed.

               For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

              . Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

--------------------------------------------------------------------------------
Reductions     The initial sales charges on Class A shares and the CDSCs on
and Waivers    Class A, Class B and Class C shares may be reduced or waived
of Initial     under certain purchase arrangements and for certain categories
Sales          of investors. Please see the Guide for details. The Guide is
Charges and    available free of charge from the Distributor. See "How to Buy
CDSCs          and Sell Shares--PIMCO Funds Shareholders' Guide" below.


38  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Distribution   The Funds pay fees to the Distributor on an ongoing basis as
and            compensation for the services the Distributor renders and the
Servicing      expenses it bears in connection with the sale and distribution
(12b-1) Plans  of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
               ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

All Funds                        Servicing Fee            Distribution Fee
--------------------------------------------------------------------------------
Class A                              0.25%                      None
--------------------------------------------------------------------------------
Class B                              0.25%                      0.75%
--------------------------------------------------------------------------------
Class C                              0.25%                      0.75%
--------------------------------------------------------------------------------

               Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares of certain Funds may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Class A, Class B and Class C shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Funds, except the RCM Biotechnology Fund, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.


                                                                  Prospectus 39

               How to Buy and Sell Shares

               The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds    More detailed information about the Trust's purchase, sale and
Shareholders'  exchange arrangements for Fund shares is provided in the PIMCO
Guide          Funds Shareholders' Guide, which is included in the Statement of
               Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107.
               The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

              . Automated telephone and wire transfer procedures
              . Automatic purchase, exchange and withdrawal programs
              . Programs that establish a link from your Fund account to your bank account
              . Special arrangements for tax-qualified retirement plans
              . Investment programs which allow you to reduce or eliminate initial sales charges
              . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation    When you buy shares of the Funds, you pay a price equal to the
of Share       NAV of the shares, plus any applicable sales charge. When you
Price and      sell (redeem) shares, you receive an amount equal to the NAV of
Redemption     the shares, minus any applicable CDSC or other fee. NAVs are
Payments       determined at the close of regular trading (normally, 4:00 p.m.,
               Eastern time) on the New York Stock Exchange on each day the New
               York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock
               Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

               The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

Buying Shares  You can buy Class A, Class B or Class C shares of the Funds in the following ways:

               . Through your broker, dealer or other financial intermediary.
                 Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

               . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

               If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

                                          PIMCO Advisors Distributors LLC
                                          P.O. Box 9688
                                          Providence, RI 02940-0926

               The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

               The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

               The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.


40  PIMCO Funds: Multi-Manager Series

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment     The following investment minimums apply for purchases of Class
Minimums       A, Class B and Class C shares.

                   Initial Investment Subsequent Investments
                   ------------------ ---------------------
                    $5,000 per Fund*      $100 per Fund

               * Prior to January 1, 2004, the initial investment minimum applicable to purchases of Class A, Class B and Class C shares will be $2,500.

               Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small          Because of the disproportionately high costs of servicing
Account Fee    accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $5,000, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.)
               However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum        Due to the relatively high cost to the Funds of maintaining
Account Size   small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004.
               Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging     Except as provided below and/or in the applicable Funds' or
Shares         series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series. Effective as of the close of business on February 6, 2004, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See "Redemption
               Fees" below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges.
               Exchanges are subject to the $5,000 minimum initial purchase requirements ($2,500 until January 1, 2004) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence,
               RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the


                                                                  Prospectus 41
               preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

               The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling        You can sell (redeem) Class A, Class B or Class C shares of the
Shares         Funds in the following ways:

               . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

               . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

               (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

               (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

               (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

               (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

               A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

               If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

               The Guide describes a number of additional ways you can redeem your shares, including:

               . Telephone requests to the Transfer Agent
               . PIMCO Funds Automated Telephone System (ATS)
               . Expedited wire transfers
               . Automatic Withdrawal Plan
               . PIMCO Funds Fund Link

               Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

               Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

               Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.


42  PIMCO Funds: Multi-Manager Series

Timing of      Redemption proceeds will normally be mailed to the redeeming
Redemption     shareholder within seven calendar days or, in the case of wire
Payments       transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions    The Trust has agreed to redeem shares of each Fund solely in
In Kind        cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption     Effective as of the close of business on February 6, 2004,
Fees           investors in Class A, Class B and Class C shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Certificated   If you are redeeming shares for which certificates have been
Shares         issued, the certificates must be mailed to or deposited with the
               Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The
               Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature      When a signature guarantee is called for, a "medallion"
Guarantee      signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer
               Agents Medallion Program, Stock


                                                                  Prospectus 43

               Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

                     1. Name.
                     2. Date of birth (for individuals).
                     3. Residential or business street address.
                     4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               You can choose from the following distribution options:

               . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

               . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds:
                 Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

               . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

               You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

               If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

               For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.


44  PIMCO Funds: Multi-Manager Series

               Tax Consequences

               . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

               Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

               . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of each of the Funds except the RCM Biotechnology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.


                                                                  Prospectus 45

               Characteristics and Risks of Securities
               and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               Under normal market conditions, the NACM Funds and RCM Funds will invest primarily in equity securities. In addition, the RCM Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. In addition, the NACM Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

               The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The RCM Global Small-Cap Fund invests
Capitalizationsprimarily in smaller companies and are especially sensitive to the risks described below. In addition, the other Funds (except the NACM International Fund) generally have substantial exposure to these risks.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines,


46  PIMCO Funds: Multi-Manager Series
               markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds, particularly the RCM Biotechnology and RCM Global
Public         Technology Funds, may purchase securities in initial public
Offerings      offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The NACM Global and NACM International Funds invest principally
(non-U.S.)     in securities of foreign issuers, securities traded principally
Securities     in securities markets outside the United States and/or
               securities denominated in foreign currencies (together, "foreign securities"). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim.

               For the RCM Funds, Dresdner RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

               All of the Funds may invest in American Depository Receipts
               (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs


                                                                  Prospectus 47
               with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

               Certain Funds, particularly the NACM Global and NACM International Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in countries with
Securities     developing (or "emerging market") economies. The NACM Pacific
               Rim, RCM Biotechnology, RCM Global Healthcare, RCM Global
               Small-Cap, RCM Global Technology and RCM International Growth
               Equity Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. Each of the NACM Global, NACM International, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The NACM Funds and certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific


48  PIMCO Funds: Multi-Manager Series
               currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. Convertible
Securities     securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund may, but is not required to, use a number of
               derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial


                                                                  Prospectus 49
               investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities. Equity-linked
Equity-Linked  securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds, particularly the NACM Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.


50  PIMCO Funds: Multi-Manager Series

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (10% in the case of the RCM International
               Growth Equity Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities
               (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     Each Fund may invest up to 5% of its assets in other investment
in Other       companies. As a shareholder of an investment company, a Fund may
Investment     indirectly bear service and other fees which are in addition to
Companies      the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in


                                                                  Prospectus 51
               shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover rates greater than 200%. The NACM
               Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes in     The investment objective of each of the NACM Funds described in
Investment     this Prospectus may be changed by the Board of Trustees without
Objectives     shareholder approval. The investment objective of each other
and Policies   Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional
               Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-       Risks" above and in this section, several of the Funds are newly
Sized Funds    formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the NACM Pacific Rim and the RCM Funds, references to assets in the first paragraph of the Fund
               Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not and Techniques described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM
               Funds may use Grassroots/(sm)/ Research in addition to their traditional research activities. Grassroots/(sm)/ Research is a division of Dresdner RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner
               RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


52  PIMCO Funds: Multi-Manager Series

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                                                                  Prospectus 53

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. the annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

       Selected Per                                          Net Realized/                  Dividends  Distributions
      Share Data for         Net Asset Value                Unrealized Gain  Total Income    from Net    from Net
       the Year or              Beginning    Net Investment    (Loss) on    from Investment Investment   Realized
      Period Ended:             of Period    Income (Loss)    Investments     Operations      Income   Capital Gains
--------------------------------------------------------------------------------------------------------------------
NACM Global Fund
  Class A
   07/19/2002 - 06/30/2003       $10.00         $ (0.06)(a)     $ 1.80 (a)      $ 1.74        $(0.03)      $0.00
  Class B
   07/19/2002 - 06/30/2003        10.00           (0.12)(a)       1.79 (a)        1.67         (0.03)       0.00
  Class C
   07/19/2002 - 06/30/2003        10.00           (0.12)(a)       1.78 (a)        1.66          0.00        0.00
NACM International Fund
  Class A
   07/19/2002 - 06/30/2003       $10.00         $  0.05(a)      $ 0.38 (a)      $ 0.43        $(0.14)      $0.00
  Class B
   07/19/2002 - 06/30/2003        10.00           0.02 (a)        0.31 (a)        0.33         (0.12)       0.00
  Class C
   07/19/2002 - 06/30/2003        10.00           0.11 (a)        0.25 (a)        0.36         (0.17)       0.00
NACM Pacific Rim Fund
  Class A
   07/31/2002 - 06/30/2003       $ 6.86         $ 0.02 (a)      $ (0.60)(a)     $(0.58)       $ 0.00       $0.00
  Class B
   07/31/2002 - 06/30/2003         6.86           0.00 (a)        (0.60)(a)      (0.60)         0.00        0.00
  Class C
   07/31/2002 - 06/30/2003         6.86           (0.05)(a)       (0.58)(a)      (0.63)         0.00        0.00
RCM Biotechnology Fund
  Class A
   06/30/2003                    $15.97         $ (0.26)(a)     $ 5.53 (a)      $ 5.27        $ 0.00       $0.00
   02/05/2002 - 06/30/2002        23.47           (0.11)(a)       (7.39)(a)      (7.50)         0.00        0.00
  Class B
   06/30/2003                     15.92           (0.38)(a)       5.48 (a)        5.10          0.00        0.00
   02/05/2002 - 06/30/2002        23.47           (0.15)(a)       (7.40)(a)      (7.55)         0.00        0.00
  Class C
   06/30/2003                     15.92           (0.39)(a)       5.49 (a)        5.10          0.00        0.00
   02/05/2002 - 06/30/2002        23.47           (0.15)(a)       (7.40)(a)      (7.55)         0.00        0.00
RCM Global Healthcare Fund
  Class A
   06/30/2003                    $16.24         $ (0.14)(a)     $ 2.54 (a)      $ 2.40        $ 0.00       $0.00
   02/05/2002 - 06/30/2002        19.17           (0.07)(a)       (2.86)(a)      (2.93)         0.00        0.00
  Class B
   06/30/2003                     16.19           (0.26)(a)       2.50 (a)        2.24          0.00        0.00
   02/05/2002 - 06/30/2002        19.17           (0.12)(a)       (2.86)(a)      (2.98)         0.00        0.00
  Class C
   06/30/2003                     16.20           (0.26)(a)       2.50 (a)        2.24          0.00        0.00
   02/05/2002 - 06/30/2002        19.17           (0.12)(a)       (2.85)(a)      (2.97)         0.00        0.00
RCM Global Small-Cap Fund
  Class A
   06/30/2003                    $13.24         $ (0.09)(a)     $ 0.40 (a)      $ 0.31        $ 0.00       $0.00
   02/05/2002 - 06/30/2002        13.10           (0.03)(a)       0.17 (a)        0.14          0.00        0.00
  Class B
   06/30/2003                     13.20           (0.17)(a)       0.42 (a)        0.25          0.00        0.00
   02/05/2002 - 06/30/2002        13.10           (0.06)(a)       0.16 (a)        0.10          0.00        0.00
  Class C
   06/30/2003                     13.19           (0.17)(a)       0.42 (a)        0.25          0.00        0.00
   02/05/2002 - 06/30/2002        13.10           (0.07)(a)       0.16 (a)        0.09          0.00        0.00

--------
*  Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.02%.


54  PIMCO Funds: Multi-Manager Series

                                                              Ratio of       Ratio of Net
Tax Basis               Net Asset               Net Assets   Expenses to      Investment
Return of     Total     Value End                 End of       Average     Income (Loss) to    Portfolio
 Capital  Distributions of Period Total Return Period (000s) Net Assets   Average Net Assets Turnover Rate
----------------------------------------------------------------------------------------------------------
  $0.00      $(0.03)     $11.71       17.48%      $   61        1.55%(b)*       (0.56)%*          260%
   0.00       (0.03)      11.64       16.69           40        2.30(c)*        (1.18)*           260
   0.00        0.00       11.66       16.61           79        2.30(d)*        (1.15)*           260
  $0.00      $(0.14)     $10.29        4.40%      $   48        1.65%(e)*        0.50%*           157%
   0.00       (0.12)      10.21        3.43          118        2.40(f)*         0.22*            157
   0.00       (0.17)      10.19        3.75          719        2.40(g)*         1.20*            157
  $0.00      $ 0.00      $ 6.28       (8.45)%     $  168        1.89%(h)*        0.29%*           264%
   0.00        0.00        6.26       (8.75)          79        2.64(i)*        (0.08)*           264
   0.00        0.00        6.23       (9.18)         141        2.64(i)*        (1.03)*           264
  $0.00      $ 0.00      $21.24       33.00%      $4,616        1.61%(j)*       (1.45)%           145%
   0.00        0.00       15.97      (31.96)        4840        1.60*           (1.42)*            76
   0.00        0.00       21.02       32.04        1,949        2.36(k)         (2.20)            145
   0.00        0.00       15.92      (32.17)         328        2.35*           (2.13)*            76
   0.00        0.00       21.02       32.04        3,935        2.36(k)         (2.19)            145
   0.00        0.00       15.92      (32.17)         448        2.35*           (2.13)*            76
  $0.00      $ 0.00      $18.64       14.78%      $4,892        1.60%           (0.89)%           151%
   0.00        0.00       16.24      (15.28)         730        1.60*           (1.06)*           145
   0.00        0.00       18.43       13.84        3,684        2.35            (1.65)            151
   0.00        0.00       16.19      (15.54)         849        2.35*           (1.75)*           145
   0.00        0.00       18.44       13.83        3,051        2.35            (1.66)            151
   0.00        0.00       16.20      (15.49)         922        2.35*           (1.78)*           145
  $0.00      $ 0.00      $13.55        2.34%      $  683        1.86%(l)        (0.78)%           183%
   0.00        0.00       13.24        1.07          179        1.87(m)*        (0.48)*           326
   0.00        0.00       13.45        1.89          546        2.62(n)         (1.44)            183
   0.00        0.00       13.20        0.76           53        2.62(o)*        (1.13)*           326
   0.00        0.00       13.44        1.90          965        2.62(o)         (1.48)            183
   0.00        0.00       13.19        0.69          419        2.63(o)*        (1.28)*           326

--------
(f)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.19%.
(g)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.43%.
(h)Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(i)Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(j)Ratio of expenses to average net assets excluding trustees' expense is 1.60%.
(k)Ratio of expenses to average net assets excluding trustees' expense is 2.35%.
(l)Ratio of expenses to average net assets excluding trustees' expense is 1.85%.
(m)Ratio of expenses to average net assets excluding interest expense is 1.85%.
(n)Ratio of expenses to average net assets excluding trustees' and interest expense is 2.60%.
(o)Ratio of expenses to average net assets excluding interest expense is 2.60%.


                                                                  Prospectus 55


                                                                     Net Realized/
                                     Net Asset Value                Unrealized Gain  Total Income   Dividends from
                                        Beginning    Net Investment    (Loss) on    from Investment Net Investment
                                        of Period    Income (Loss)    Investments     Operations        Income
-------------------------------------------------------------------------------------------------------------------
RCM Global Technology Fund
  Class A
   06/30/2003                            $20.66          $(0.26)(a)     $4.09 (a)       $ 3.83          $ 0.00
   02/05/2002 - 06/30/2002                27.40           (0.13)(a)      (6.61)(a)       (6.74)           0.00
  Class B
   06/30/2003                             20.59           (0.41)(a)       4.04(a)         3.63            0.00
   02/05/2002 - 06/30/2002                27.40           (0.20)(a)      (6.61)(a)       (6.81)           0.00
  Class C
   06/30/2003                             20.60           (0.41)(a)       4.01(a)         3.60            0.00
   02/05/2002 - 06/30/2002                27.40           (0.19)(a)      (6.61)(a)       (6.80)           0.00
RCM International Growth Equity Fund
  Class A
   06/30/2003                            $ 8.33          $0.06 (a)      $(0.92)(a)      $(0.86)         $(0.06)
   02/05/2002 - 06/30/2002                 8.32           0.04 (a)       (0.03)(a)        0.01            0.00
  Class B
   06/30/2003                              8.30           0.00 (a)       (0.90)(a)       (0.90)          (0.03)
   02/05/2002 - 06/30/2002                 8.32           0.01 (a)       (0.03)(a)       (0.02)           0.00
  Class C
   06/30/2003                              8.30           0.00 (a)       (0.90)(a)       (0.90)          (0.03)
   02/05/2002 - 06/30/2002                 8.32           0.01 (a)       (0.03)(a)       (0.02)           0.00


                                     Distributions from
                                        Net Realized
                                       Capital Gains
-------------------------------------------------------
RCM Global Technology Fund
  Class A
   06/30/2003                              $0.00
   02/05/2002 - 06/30/2002                  0.00
  Class B
   06/30/2003                               0.00
   02/05/2002 - 06/30/2002                  0.00
  Class C
   06/30/2003                               0.00
   02/05/2002 - 06/30/2002                  0.00
RCM International Growth Equity Fund
  Class A
   06/30/2003                              $0.00
   02/05/2002 - 06/30/2002                  0.00
  Class B
   06/30/2003                               0.00
   02/05/2002 - 06/30/2002                  0.00
  Class C
   06/30/2003                               0.00
   02/05/2002 - 06/30/2002                  0.00

--------
*  Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' and interest expense is 1.45%.


56  PIMCO Funds: Multi-Manager Series

                                            Net
                                           Assets                       Ratio of Net
Tax Basis               Net Asset          End of  Ratio of Expenses     Investment
Return of     Total     Value End  Total   Period     to Average      Income (Loss) to    Portfolio
 Capital  Distributions of Period  Return  (000s)     Net Assets     Average Net Assets Turnover Rate
-----------------------------------------------------------------------------------------------------
  $0.00      $ 0.00      $24.49    18.54%  $28,449       1.76%(f)          (1.32)%           237%
   0.00        0.00       20.66   (24.60)      710       1.75*             (1.45)*           343
   0.00        0.00       24.22    17.63     1,651       2.50              (2.08)            237
   0.00        0.00       20.59   (24.85)      146       2.50*             (2.18)*           343
   0.00        0.00       24.20    17.48     2,244       2.50              (2.08)            237
   0.00        0.00       20.60   (24.82)      298       2.50*             (2.15)*           343
  $0.00      $(0.06)     $ 7.41   (10.28)% $ 8,521       1.51%(b)           0.87%             86%
   0.00        0.00        8.33     0.12     6,283       1.76(c)*           1.08*            261
   0.00       (0.03)       7.37   (10.86)    3,272       2.27(e)           (0.05)             86
   0.00        0.00        8.30    (0.24)    4,245       2.49(d)*           0.27*            261
   0.00       (0.03)       7.37   (10.85)   29,581       2.27(e)           (0.05)             86
   0.00        0.00        8.30    (0.24)   37,463       2.49(d)*           0.27*            261

--------
(c)Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%
(d)Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(e)Ratio of expenses to average net assets excluding trustees' and interest expense is 2.20%.
(f)Ratio of expenses to average net assets excluding interest expense is 1.75%.


                                                                  Prospectus 57

               The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

               You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                     PIMCO Advisors Distributors LLC
                     2187 Atlantic Street
                     Stamford, Connecticut 06902

               You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

               You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

               [LOGO] PIMCO
               ADVISORS

               File No. 811-6161


58  PIMCO Funds: Multi-Manager Series

               -----------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISERS

               Dresdner RCM Global Investors LLC, Nicholas-Applegate Capital Management LLC

               -----------------------------------------------------------------
               DISTRIBUTOR

               PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

               PFPC, Inc., P.O. Box 9688, Providence, RI 02940

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------
               For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus


PIMCO Funds:
Multi-
Manager Series

November 1,
2003

Share Class D

This Prospectus describes 17 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

                     (This page intentionally left blank)


2   PIMCO Funds: Multi-Manager Series

               Table of Contents

Summary Information.........................................................  4
Fund Summaries
   CCM Capital Appreciation Fund............................................  6
   CCM Mid-Cap Fund.........................................................  8
   NACM Flex-Cap Value Fund................................................. 10
   NACM Growth Fund......................................................... 12
   NACM Value Fund.......................................................... 14
   NFJ Large-Cap Value Fund................................................. 16
   NFJ Dividend Value Fund.................................................. 18
   NFJ Small-Cap Value Fund................................................. 20
   PEA Growth Fund.......................................................... 22
   PEA Growth & Income Fund................................................. 24
   PEA Opportunity Fund..................................................... 26
   PEA Renaissance Fund..................................................... 28
   PEA Target Fund.......................................................... 30
   PEA Value Fund........................................................... 32
   RCM Large-Cap Growth Fund................................................ 34
   RCM Mid-Cap Fund......................................................... 36
   RCM Tax-Managed Growth Fund.............................................. 38
Summary of Principal Risks.................................................. 40
Prior Nicholas-Applegate Performance Information............................ 43
Management of the Funds..................................................... 45
How Fund Shares Are Priced.................................................. 50
How to Buy and Sell Shares.................................................. 51
Fund Distributions.......................................................... 55
Tax Consequences............................................................ 55
Characteristics and Risks of Securities and Investment Techniques........... 56
Financial Highlights........................................................ 64


                                                                  Prospectus 3

               Summary Information

               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6.

                                                                                        Approximate Approximate
             PIMCO                Investment                  Main                      Number of   Capitalization
             Fund                 Objective                   Investments               Holdings    Range
---------------------------------------------------------------------------------------------------------------------------
Growth Stock RCM Large-Cap        Long-term capital           Large capitalization      45-85       At least $3 billion
Funds        Growth               appreciation                equity securities
             --------------------------------------------------------------------------------------------------------------
             RCM Tax-Managed      After-tax growth of capital A broadly diversified     25-65       All capitalizations
             Growth                                           portfolio of equity
                                                              securities of U.S.
                                                              issuers
             --------------------------------------------------------------------------------------------------------------
             PEA Growth           Long-term growth of         Common stocks of          35-50       At least $5 billion
                                  capital; income is an       companies with market
                                  incidental consideration    capitalizations
                                                              of at least $5 billion
             --------------------------------------------------------------------------------------------------------------
             NACM Growth          Long-term capital           Large capitalization      30-40       Upper 90% of the
                                  appreciation                equity securities                     Russell 1000 Growth
                                                                                                    Index
             --------------------------------------------------------------------------------------------------------------
             RCM Mid-Cap          Long-term capital           Small to medium           85-125      Same as the Russell
                                  appreciation                capitalization equity                 Mid-Cap Growth
                                                              securities                            Index
             --------------------------------------------------------------------------------------------------------------
             PEA Target           Capital appreciation; no    Common stocks of          up to       Between $1 billion and
                                  consideration is given to   companies with market     100         $10 billion
                                  income                      capitalizations of
                                                              between $1 billion and
                                                              $10 billion
             --------------------------------------------------------------------------------------------------------------
             PEA Opportunity      Capital appreciation; no    Common stocks of          80-120      Less than $2 billion
                                  consideration is given to   companies with market
                                  income                      capitalizations of less
                                                              than $2 billion
---------------------------------------------------------------------------------------------------------------------------
Blend Stock  PEA Growth & Income  Long-term growth of capital Common stocks of          40-60       Greater than $5 billion
Funds                             and current income          companies with market
                                                              capitalizations greater
                                                              than $5 billion
             --------------------------------------------------------------------------------------------------------------
             CCM Capital          Growth of capital           Common stocks of          75-95       At least $1 billion
             Appreciation                                     companies with market
                                                              capitalizations of at
                                                              least $1 billion that
                                                              have improving
                                                              fundamentals and whose
                                                              stock is reasonably
                                                              valued by the market
             --------------------------------------------------------------------------------------------------------------
             CCM Mid-Cap          Growth of capital           Common stocks of          75-95       More than $500
                                                              companies with medium                 million (excluding the
                                                              market capitalizations                200 largest
                                                              (more than $500 million,              capitalization
                                                              but excluding the 200                 companies)
                                                              largest capitalization
                                                              companies)
---------------------------------------------------------------------------------------------------------------------------
Value Stock  PEA Value            Long-term growth of capital Common stocks of          35-60       More than $5 billion
Funds                             and income                  companies with market
                                                              capitalizations of more
                                                              than $5 billion and
                                                              below-average valuations
                                                              whose business
                                                              fundamentals are
                                                              expected to improve
             --------------------------------------------------------------------------------------------------------------
             NACM Value           Long-term capital           Equity securities of      60-75       Russell 1000 Value
                                  appreciation                large U.S. companies                  Index
                                                              that are undervalued in
                                                              the marketplace
             --------------------------------------------------------------------------------------------------------------
             NFJ Dividend Value   Current income as a primary Income producing common   40-50       More than $2 billion
             (formerly NFJ Equity objective; long-term growth stocks of companies with
             Income)              of capital is a secondary   market capitalizations
                                  objective                   of more than $2 billion
             --------------------------------------------------------------------------------------------------------------
             NFJ Large-Cap Value  Long-term growth of capital Common stocks of          40          Largest 1,000 publicly
             (formerly NFJ Basic  and income                  large-capitalization                  traded U.S. companies
             Value)                                           companies that are
                                                              undervalued relative to
                                                              the market and their
                                                              industry groups
---------------------------------------------------------------------------------------------------------------------------


4   PIMCO Funds: Multi-Manager Series

                                                                            Approximate Approximate
  PIMCO               Investment                  Main                      Number of   Capitalization
  Fund                Objective                   Investments               Holdings    Range
---------------------------------------------------------------------------------------------------------------
  PEA Renaissance     Long-term growth of capital Common stocks of          50-90       All capitalizations
                      and income                  companies with
                                                  below-average valuations
                                                  whose business
                                                  fundamentals are
                                                  expected to improve
  -------------------------------------------------------------------------------------------------------------
  NACM Flex-Cap Value Long-term capital           Equity securities of      50-75       All capitalizations
                      appreciation                U.S. companies that are
                                                  undervalued in the
                                                  marketplace
  -------------------------------------------------------------------------------------------------------------
  NFJ Small-Cap Value Long-term growth of capital Common stocks of          100-150     Between $100 million
                      and income                  companies with market                 and $1.5 billion
                                                  capitalizations of                    ($1.8 billion effective
                                                  between $100 million and              11/30/03)
                                                  $1.5 billion ($1.8
                                                  billion effective
                                                  11/30/03) and
                                                  below-average
                                                  price-to-earnings ratios
                                                  relative to the market
                                                  and their industry groups
---------------------------------------------------------------------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds. The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some Funds are subject to percentage investment limitations, as discussed in the Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

               The NFJ Equity Income and NFJ Basic Value Funds recently changed their names to the "NFJ Dividend Value Fund" and the "NFJ Large-Cap Value Fund," respectively.


                                                                  Prospectus 5

               PIMCO CCM Capital Appreciation Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Larger capitalization common stocks At least $1 billion

                      Fund Category           Approximate Number of Holdings      Dividend Frequency
                      Blend Stocks            75-95                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

               In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Growth Securities Risk   . Credit Risk
           . Issuer Risk            . Focused Investment Risk  . Management Risk
           . Value Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


6   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                           More Recent Return Information
                                                                                 ------------------------------------
                                                                                 1/1/03-9/30/03                10.28%

                                                                                 Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
                                                                                 ------------------------------------
                                                                                 Highest (10/1/99-12/31/99)    23.79%
                                                                                 ------------------------------------
                              [CHART]                                            Lowest (7/1/02-9/30/02)      -15.93%

 1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
------  ------  ------  ------  ------  ------  ------  ------  -------  -------
17.24%  -4.64%  36.61%  26.30%  33.70%  17.14%  22.24%  13.62%  -19.20%  -23.65%



  Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (3/8/91)/(4)/
------------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -23.65%  0.07%  9.98%    10.90%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on
 Distributions/(1)/                                                  -23.65% -2.79%  7.23%     8.30%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -14.52%  0.11%  7.90%     8.74%
------------------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                    22.10% -0.59%  9.34%     9.93%
------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average/(3)/                             -21.21%  0.28%  8.37%     9.10%
------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400
    Index. It does not take into account sales charges.
(4) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares-- Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                        Total Annual
                                     Advisory     and/or Service        Other         Fund Operating
                                     Fees         (12b-1) Fees/(2)/     Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                              0.45%        0.25%                 0.40%         1.10%
----------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
    2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the
    Investment Company Act of 1940. Up to 0.25% per year of the total Administrative
    Fee paid under the administration agreement may be Distribution and/or Service
    (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative
    Fees" for details. The Fund intends to treat any fees paid under the plan as
    "service fees" for purposes of applicable rules of the National Association of
    Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class
D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                     Year 1       Year 3                Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                              $112         $350                  $606          $1,340
----------------------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO CCM Mid-Cap Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Medium capitalization common stocks More than $500 million (excluding the 200 largest capitalization
                      Fund Category           Approximate Number of Holdings      companies)
                      Blend Stocks            75-95
                                                                                  Dividend Frequency
                                                                                  At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analyses of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

    . Market Risk          . Growth Securities Risk   . Focused Investment Risk
    . Issuer Risk          . Smaller Company Risk     . Credit Risk
    . Value Securities     . Liquidity Risk           . Management Risk
      Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


8   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                          More Recent Return Information
                                                                                ------------------------------------
                                                                                1/1/03-9/30/03                11.33%

                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
                                                                                ------------------------------------
                                                                                Highest (1/1/00-3/31/00)      23.62%
                                                                                ------------------------------------
                                                                                Lowest (7/1/98-3/31/00)      -14.46%

                                     [CHART]


 1993    1994    1995    1996    1997    1998   1999    2000    2001     2002
------  ------  ------  ------  ------  ------ ------  ------  -------  -------
15.32%  -2.76%  36.76%  22.87%  33.65%  7.80%  12.52%  27.91%  -19.68%  -20.28%





     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (8/26/91)/(4)/
------------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -20.28% -0.13%  9.60%    10.40%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -20.28% -2.23%  7.43%     8.42%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -12.45% -0.43%  7.51%     8.34%
------------------------------------------------------------------------------------------------------------
Russell Mid-Cap Index/(2)/                                           -16.19%  2.19%  9.92%    10.93%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Average/(3)/                               -16.97%  3.62%  9.43%    10.31%
------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investors's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S.
    stocks. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)            None

Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*

              * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
                                         Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class D                                  0.45%    0.25%             0.41%         1.11%
------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
    Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
    "Management of the Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National
    Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Year 1   Year 3            Year 5        Year 10
------------------------------------------------------------------------------------------------
Class D                                  $113     $353              $612          $1,352
------------------------------------------------------------------------------------------------


                                                                  Prospectus 9

               PIMCO NACM Flex-Cap Value Fund

--------------------------------------------------------------------------------

Principal       Investment Objective                 Fund Focus                               Approximate Capitalization Range
Investments     Seeks long-term capital appreciation Equity securities of U.S. companies that All capitalizations
and Strategies                                       are undervalued in the marketplace

                Fund Category                        Approximate Number of Holdings           Dividend Frequency
                Value Stocks                         50-75                                    At least annually

               The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk              .Liquidity Risk        .Credit Risk
             .Issuer Risk              .Leveraging Risk       .Management Risk
             .Value Securities Risk    .Smaller Company Risk  .Derivatives Risk
             .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


10  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

  Shareholder Fees (fees paid directly from your investment)            None

  Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                           Distribution                Total Annual
                  Advisory and/or Service  Other       Fund Operating
                  Fees     (12b-1) Fees(2) Expenses(3) Expenses
          -----------------------------------------------------------
          Class D 0.65%    0.25%           0.51%       1.41%
          -----------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees' expenses incurred during the most recent fiscal year.

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                             Year 1 Year 3  Year 5  Year 10
                     --------------------------------------
                     Class D  $144   $446   $771    $1,691
                     --------------------------------------



                                                                  Prospectus 11

               PIMCO NACM Growth Fund

--------------------------------------------------------------------------------

Principal       Investment Objective                 Fund Focus                             Approximate Capitalization Range
Investments     Seeks long-term capital appreciation Large capitalization equity securities Upper 90% of the
and Strategies                                                                              Russell 1000 Growth
                                                                                            Index

                Fund Category                        Approximate Number of Holdings         Dividend Frequency
                Growth Stocks                        30-40                                  At least annually

               The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($2.4 billion and greater as of September 30, 2003). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards. The Fund's portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                  .Market Risk              .Liquidity Risk    .Leveraging Risk
                  .Issuer Risk              .Credit Risk       .Management Risk
                  .Growth Securities Risk   .Derivatives Risk
                  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


12  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

  Shareholder Fees (fees paid directly from your investment)            None

  Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                           Distribution                Total Annual
                  Advisory and/or Service  Other       Fund Operating
                  Fees     (12b-1) Fees(2) Expenses(3) Expenses
          -----------------------------------------------------------
          Class D 0.50%    0.25%           0.50%       1.25%
          -----------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                              Year 1 Year 3 Year 5 Year 10
                      ------------------------------------
                      Class D $127   $397   $686   $1,511
                      ------------------------------------



                                                                  Prospectus 13

               PIMCO NACM Value Fund

--------------------------------------------------------------------------------

Principal   Investment Objective                 Fund Focus                                     Approximate Capitalization Range
Investments Seeks long-term capital appreciation Equity securities of large U.S. companies that Russell 1000 Value Index
and                                              are undervalued in the marketplace
Strategies

            Fund Category                        Approximate Number of Holdings                 Dividend Frequency
            Value Stocks                         60-75                                          At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios. The Fund emphasizes equity securities of undervalued, large U.S. companies with market capitalizations similar to the Russell 1000 Value Index.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                  .Market Risk              .Liquidity Risk    .Credit Risk
                  .Issuer Risk              .Leveraging Risk   .Management Risk
                  .Value Securities Risk    .Derivatives Risk
                  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


14  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

  Shareholder Fees (fees paid directly from your investment)            None

  Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                           Distribution                Total Annual
                  Advisory and/or Service  Other       Fund Operating
                  Fees     (12b-1) Fees(2) Expenses(3) Expenses
          -----------------------------------------------------------
          Class D 0.50%    0.25%           0.50%       1.25%
          -----------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                              Year 1 Year 3 Year 5 Year 10
                      ------------------------------------
                      Class D $127   $397   $686   $1,511
                      ------------------------------------



                                                                  Prospectus 15

               PIMCO NFJ Large-Cap Value Fund

--------------------------------------------------------------------------------------------------------------------------
Principal       Investment Objective                  Fund Focus                        Approximate Capitalization Range
Investments and Seeks long-term growth of capital and Undervalued larger capitalization Largest 1,000 publicly traded U.S.
Strategies      income                                common stocks                     companies

                Fund Category                         Approximate Number of Holdings    Dividend Frequency
                Value Stocks                          40                                Quarterly

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States. The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The Fund classifies its investment universe of the 1,000 largest companies by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments
               (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary
               investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be
               inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ
               Basic Value Fund."
--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk            .Credit Risk      .Derivatives Risk
          .Issuer Risk            .Management Risk  .Leveraging Risk
          .Value Securities Risk

               Please see "Summary of Principal Risks" in the Prospectus for a
               description of these and other risks of investing in the Fund.
--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart
               (including the information to its right) and the Average Annual
               Total Returns table show performance of the Fund's Institutional
               Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class D shares for a full calendar year during the periods shown. Although Class D and Institutional Class shares would have similar annual returns
               (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. Performance information shown in the Average Annual Total Returns table for Class D shares shows estimated historical performance for Class D shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


16  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   1/1/03-9/30/03                 7.44%
                                    [CHART]
                                                   Highest and Lowest Quarter Returns
 2001     2002                                     (for periods shown in the bar chart)
------   ------                                                 -----------------------
12.82%   -6.82%                                    Highest (10/1/01-12/31/01)    11.45%
                                                                -----------------------
        Calendar Year End (through 12/31)          Lowest (7/1/02-9/30/02)      -17.91%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                         Since Inception
                                                                                  1 Year (5/8/00)/(4)/
--------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                                          -6.82% 5.15%
--------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/                          -7.80% 3.54%
--------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund Shares/(1)/  -3.80% 3.41%
--------------------------------------------------------------------------------------------------------
Class D                                                                           -7.32% 4.61%
--------------------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                                                  -9.65% 7.45%
--------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                                          -14.67% 1.20%
--------------------------------------------------------------------------------------------------------

             (1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class D will vary.
             (2)The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
             (3)The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that
                invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
             (4)The Fund began operations on 5/8/00. Index comparisons begin on
                4/30/00.
--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from
your investment)                                                              None
Redemption Fee (as a percentage of exchange price or amount redeemed)         2.00%*
* The Redemption Fee may apply to any shares that
  are redeemed or exchanged within 60 days of
  acquisition (including acquisitions through
  exchanges). The Redemption Fee will be equal to
  2.00% (1.00% until the close of business on
  February 6, 2004) of the net asset value of the
  shares redeemed or exchanged. Redemption Fees
  are paid to and retained by the Fund and are not
  sales charges (loads). See "How to Buy and Sell
  Shares--Redemption Fees."


Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)/(1)/
                    Distribution                    Total Annual
           Advisory and/or Service    Other         Fund Operating
           Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------
Class D    0.45%    0.25%             0.50%         1.20%
------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class
   D shares that has been adopted in conformity with the
   requirements set forth in Rule 12b-1 under the Investment
   Company Act of 1940. Up to 0.25% per year of the total
   Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25%
   authorized under the plan is paid under the plan. Please see
   "Management of the Funds--Administrative Fees" for details.
   The Fund intends to treat any fees paid under the plan as
   "service fees" for purposes of applicable rules of the
   National Association of Securities Dealers, Inc. (the "NASD").
   To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic
   equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                             Year 1 Year 3 Year 5 Year 10
-----------------------------------------------------------------------------------------
Class D                                                      $122   $381   $660   $1,455
-----------------------------------------------------------------------------------------


                                                                  Prospectus 17

               PIMCO NFJ Dividend Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks current income as a primary Income producing common stocks More than $2 billion
                      objective; long-term growth of    with potential for capital
                      capital is a secondary objective  appreciation                   Dividend Frequency
                                                                                       Quarterly
                      Fund Category                     Approximate Number of Holdings
                      Value Stocks                      40-50

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

               The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

               In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Equity Income Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

                . Market Risk     . Credit Risk             . Derivatives Risk
                . Issuer Risk     . Management Risk         . Leveraging Risk
                . Value           . Focused Investment Risk
                  Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception date of the Fund's Class D shares (10/31/01), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Institutional
               Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


18  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D      More Recent Return Information
                                            ------------------------------------
                                            1/1/03-9/30/03                 7.93%

                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                                            ------------------------------------
                                            Highest (4/1/01-6/30/01)      11.93%
                                            ------------------------------------
                                            Lowest (7/1/02-9/30/02)      -17.21%
                                    [CHART]

               2001     2002
             ------   ------
              15.79%   -7.10%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                             Since Inception
                                                                     1 Year  (5/8/00)/(4)/
--------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                          -7.10%   5.82%
--------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                          -8.95%   3.19%
--------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/  -3.53%   3.86%
--------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                   -22.10% -15.95%
--------------------------------------------------------------------------------------------
Lipper Equity Income Funds Average/(3)/                              -15.84%  -5.10%
--------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4) The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell
  Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                   Distribution                       Total Annual
                                       Advisory    and/or Service       Other         Fund Operating
                                       Fees        (12b-1) Fees/(2)/    Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                0.45%       0.25%                0.50%         1.20%
----------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
    2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the
    Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1)
    Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for
    details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.
    (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class
    D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples below are intended to help you compare the cost of investing in
Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                       Year 1      Year 3               Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                $122        $381                 $660          $1,455
----------------------------------------------------------------------------------------------------


                                                                  Prospectus 19

               PIMCO NFJ Small-Cap Value Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued smaller capitalization Between $100 million and
                      and income                        common stocks                      $1.5 billion ($1.8 billion effective
                                                                                           11/30/03)
                      Fund Category                     Approximate Number of Holdings
                      Value Stocks                      100-150                            Dividend Frequency
                                                                                           At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

               The Fund's initial selection universe consists of approximately 4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

               From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is not currently open to new investors. See "How to Buy and Sell Shares--Disclosure Relating to the NFJ Small-Cap Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             . Market Risk           . Smaller Company Risk    . Credit Risk
             . Issuer Risk           . Liquidity Risk          . Management Risk
             . Value Securities Risk . Focused Investment Risk .Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right and the Average Annual Total
               Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because Class D shares have not been outstanding for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class
               D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares. The Average Annual Total Returns table shows estimated historical performance for Class D shares. The estimated Class D performance is based on the performance of the Fund's
               Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


20  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns  -- Institutional Class                            More Recent Return Information
                                                                                            -----------------------
                                    [CHART]                                    1/1/03-9/30/03                 9.30%

 1993    1994    1995    1996    1997    1998    1999    2000    2001   2002   Highest and Lowest Quarter Returns
------  ------  ------  ------  ------  ------  ------  ------  ------  -----  (for periods shown in the bar chart)
13.84%  -3.69%  25.47%  27.72%  35.02%  -9.16%  -6.40%  21.65%  19.12%  3.15%               -----------------------
                                                                               Highest (4/1/99-6/30/99)      16.39%
                                                                                            -----------------------
         Calendar Year End (through 12/31)                                     Lowest (7/1/98-9/30/98)      -18.61%


Average Annual Total Returns (for periods ended 12/31/02)

                                                                                                          Fund Inception
                                                                                 1 Year  5 Years 10 Years (10/1/91)/(4)/
------------------------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                                           3.15%  4.91%  11.67%   12.60%
------------------------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/                           2.58%  4.04%   9.49%   10.49%
------------------------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund Shares/(1)/   1.93%  3.51%   8.65%    9.60%
------------------------------------------------------------------------------------------------------------------------
Class D                                                                            2.57%  4.46%  11.21%   12.14%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index/(2)/                                                          -20.48% -1.36%   7.16%    8.48%
------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average/(3)/                                        -10.27%  3.99%  10.31%   11.97%
------------------------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
   Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
   Institutional Class shares only. After-tax returns for Class D will vary.
(2)The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index.
(3)The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)The Fund began operations on 10/01/91. Index comparisons begin on 9/30/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)            None
Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including
  acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February
  6, 2004) of the net asset value of the shares redeemed or
  exchanged. Redemption Fees are paid to and retained by the
  Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)/(1)/
                                             Distribution                           Total Annual
                            Advisory         and/or Service           Other         Fund Operating
                            Fees             (12b-1) Fees/(2)/        Expenses/(3)/ Expenses
--------------------------------------------------------------------------------------------------
Class D                     0.60%            0.25%                    0.40%         1.25%
--------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class
   D shares that has been adopted in conformity with the
   requirements set forth in Rule 12b-1 under the Investment
   Company Act of 1940. Up to 0.25% per year of the total
   Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25%
   authorized under the plan is paid under the plan. Please see
   "Management of the Funds -- Administrative Fees" for details.
   The Fund intends to treat any fees paid under the plan as
   "service fees" for purposes of applicable rules of the
   National Association of Securities Dealers, Inc. (the "NASD").
   To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic
   equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                            Year 1           Year 3                   Year 5        Year 10
--------------------------------------------------------------------------------------------------
Class D                     $127             $397                     $686          $1,511
--------------------------------------------------------------------------------------------------


                                                                  Prospectus 21

               PIMCO PEA Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective               Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital; Larger capitalization common   At least $5 billion
                      income is an incidental            stocks
                      consideration                                                     Dividend Frequency
                                                         Approximate Number of Holdings At least annually
                      Fund Category                      35-50
                      Growth Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

 . Market Risk             . Currency Risk            . Management Risk
 . Issuer Risk             . Technology Related Risk  . Leveraging Risk
 . Growth Securities Risk . Focused Investment Risk . Derivatives Risk . Foreign Investment Risk . Credit Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (1/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


22  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                           More Recent Return Information
                                                                                 ------------------------------------
                                                                                 1/1/03-9/30/03                 7.78%

                                                                                 Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
                                                                                 ------------------------------------
                                                                                 Highest (10/1/99-12/31/99)    36.45%
                                                                                 ------------------------------------
                                                                                 Lowest (1/1/01-3/31/01)      -23.52%
                                     [CHART]


 1993   1994    1995    1996    1997    1998    1999    2000      2001    2002
------  -----  ------  ------  ------  ------  ------  -------  -------  -------
10.14%  0.00%  28.41%  18.40%  22.74%  39.92%  40.86%  -14.25%  -29.08%  -29.20%








     Calendar Year End (through 12/31)


Average Annual Total Returns (for periods ended 12/31/02)
                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (2/24/84)/(4)/
------------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -29.20%  -3.23%    5.72% 11.58%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -29.20%  -4.75%    3.21%  9.03%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -17.93%  -1.72%    4.62%  9.47%
------------------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                   -22.10%  -0.59%    9.34% 12.57%
------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/                             -23.88%  -2.13%    7.43% 10.72%
------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)             None

Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares-- Redemption
  Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                   Distribution                      Total Annual
                                       Advisory    and/or Service      Other         Fund Operating
                                       Fees        (12b-1) Fees/(2)/   Expenses/(3)/ Expenses
---------------------------------------------------------------------------------------------------
Class D                                0.50%       0.25%               0.41%         1.16%
---------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
    2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the
    Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1)
    Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for
    details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.
    (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class
    D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees'
    expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the
Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                       Year 1      Year 3              Year 5        Year 10
---------------------------------------------------------------------------------------------------
Class D                                $118        $368                $638          $1,409
---------------------------------------------------------------------------------------------------



                                                                  Prospectus 23

               PIMCO PEA Growth & Income Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                      Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Medium and large capitalization Greater than $5 billion
                      and current income                common stocks
                                                                                        Dividend Frequency
                      Fund Category                     Approximate Number of Holdings  Quarterly
                      Blend Stocks                      40-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

               When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

               When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

               The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

  . Market Risk            . Foreign Investment Risk  . High Yield Risk
  . Issuer Risk            . Currency Risk            . Credit Risk
  . Growth Securities Risk . Focused Investment Risk . Management Risk . Value Securities Risk . Technology Related Risk . Derivatives Risk
  . Smaller Company Risk   . Fixed Income Risk        . Leveraging Risk
  . Liquidity Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (7/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior
               Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The performance information for


24  PIMCO Funds: Multi-Manager Series
               periods prior to August 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2002; the performance results shown would not necessarily have been achieved had the Fund's current objective and policies then been in effect. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class D                           More Recent Return Information
                                                                 ------------------------
                                                                 1/1/03-9/30/03                 7.84%

                                                                 Highest and Lowest Quarter Returns
                                                                 (for periods shown in the bar chart)
                                                                 ------------------------------------
                                                                 Highest (10/1/99-12/31/99)    39.99%
                                                                 ------------------------------------
                                                                 Lowest (7/1/01-9/30/01)      -22.02%

                                     [CHART]

1995     1996    1997    1998    1999    2000    2001     2002
-----   ------  ------  ------  ------  ------  -------  -------
31.20%  16.85%  15.76%  29.38%  51.22%  19.34%  -25.05%  -20.09%





     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                              Fund Inception
                                              1 Year  5 Years (12/28/94)/(4)/
-----------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                  -20.09%  6.94%  12.02%
-----------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/  -20.50%  0.43%   5.75%
-----------------------------------------------------------------------------
Class D -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                     -12.33%  3.50%   7.62%
-----------------------------------------------------------------------------
S&P 500 Index/(2)/                            -22.10% -0.59%  10.30%
-----------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/      -23.88% -2.13%   7.93%
-----------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400
   Index. It does not take into account sales charges.
(4)The Fund began operations on 12/28/94. Index comparisons begin on
   12/31/94.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to
  2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares-- Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1) /
                                                     Distribution                     Total Annual
                                           Advisory  and/or Service     Other         Fund Operating
                                           Fees      (12b-1) Fees/(2)/  Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                    0.60%     0.25%              0.50%         1.35%
----------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of
   0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the
   Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of
   Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be
   "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                           Year 1    Year 3             Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                    $137      $428               $739          $1,624
----------------------------------------------------------------------------------------------------

               PIMCO PEA Growth & Income Fund (continued)


                                                                  Prospectus 25

               PIMCO PEA Opportunity Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no   Smaller capitalization common  Less than $2 billion
                      consideration is given to income stocks
                                                                                      Dividend Frequency
                      Fund Category                    Approximate Number of Holdings At least annually
                      Growth Stocks                    80-120

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of less than $2 billion at the time of investment. The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

               The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

 . Market Risk             . Liquidity Risk           . Credit Risk
 . Issuer Risk             . Foreign Investment Risk  . Management Risk
 . Growth Securities Risk  . Currency Risk            . Leveraging Risk
 . Smaller Company Risk    . Technology Related Risk  . Derivatives Risk
 . IPO Risk                . Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Class C shares, which are offered in a different prospectus. This is because Class D shares were not outstanding during the periods shown. Although
               Class D and Class C shares would have similar annual returns
               (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be higher than Class C performance because of the lower expenses paid by Class D shares. The returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Average Annual Total Returns table also shows estimated historical performance for Class D shares based on the performance of the Fund's Class C shares. The prior
               Class C performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on this page under its current investment management arrangements. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


26  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class C                                         More Recent Return Information
                                                                                              ---------------------
                                                                               1/1/03-9/30/03                22.81%

                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
                                                                                              ---------------------
                                                                               Highest (10/01/99-12/31/99)   45.70%
                                                                                              ---------------------
                                                                               Lowest (7/1/01-9/30/01)      -31.08%

                                     [CHART]

 1993    1994    1995   1996   1997   1998    1999    2000     2001     2002
------  ------  -----  -----  ------  -----  ------  -------  -------  -------
36.16%  -4.74%  41.53  11.54  -4.75%  1.29%  63.99%  -14.35%  -17.94%  -29.92%








     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                         Fund Inception
                                                1 Year  5 Years 10 Years (2/24/84)/(4)/
---------------------------------------------------------------------------------------
Class C -- Before Taxes/(1)/                    -30.62% -3.93%  4.79%    11.43%
---------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions/(1)/    -30.62% -7.58%  1.31%     8.43%
---------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                   -18.80% -3.09%  3.67%     9.30%
---------------------------------------------------------------------------------------
Class D                                         -29.37% -3.20%  5.58%    12.29%
---------------------------------------------------------------------------------------
Russell 2000 Growth Index/(2)/                  -30.27% -6.59%  2.62%     5.80%
---------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average/(3)/      -29.09% -1.88%  6.21%     8.87%
---------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class C shares only.
    After-tax returns for Class D will vary.
(2) The Russell 2000 Growth Index is a capitalization weighted broad based index of
    2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)                 None
Redemption Fee (as a percentage of exchange price or amount redeemed)      2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00%
  (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares-- Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                         Distribution                    Total Annual
                                                Advisory and/or Service    Other         Fund Operating
                                                Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
-------------------------------------------------------------------------------------------------------
Class D                                         0.65%    0.25%             0.40%         1.30%
-------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940.
    Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for
    details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the
    extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in
Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                                Year 1   Year 3            Year 5        Year 10
-------------------------------------------------------------------------------------------------------
Class D                                         $132     $412              $713          $1,568
-------------------------------------------------------------------------------------------------------


                                                                  Prospectus 27

               PIMCO PEA Renaissance Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued stocks with improving All capitalizations
                      and income                        business fundamentals
                                                                                          Dividend Frequency
                      Fund Category                     Approximate Number of Holdings    At least annually
                      Value Stocks                      50-90

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company's competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      . Market Risk            . Foreign Investment Risk  . Credit Risk
      . Issuer Risk            . Currency Risk            . Management Risk
      . Value Securities Risk  . Derivatives Risk         . Leveraging Risk
      . Focused Investment
        Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges
               (loads) and lower distribution and/or service (12b-1) fees paid by Class D shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


28  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                         More Recent Return Information
                                                                                           ------------------------
                                    [CHART]                                    1/1/03-9/30/03                21.22%

 1993    1994    1995    1996    1997    1998   1999    2000    2001    2002   Highest and Lowest Quarter Returns
------  ------  ------  ------  ------  ------  -----  ------  ------  ------- (for periods shown in the bar chart)
22.13%  -4.34%  28.55%  25.32%  35.89%  11.66%  9.90%  37.81%  19.41%  -26.12%             ------------------------
                                                                               Highest (10/1/01-12/31/01)
                                                                                                             21.18%
     Calendar Year End (through 12/31)                                                     ------------------------
                                                                               Lowest (7/1/02-9/30/02)      -31.79%

Average Annual Total Returns (for periods
ended 12/31/02)
                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (4/18/88)/(4)/
------------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -26.12% 8.33%   14.33%   12.48%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -27.35% 4.69%   10.61%    9.39%
------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -15.99% 5.21%   10.35%    9.16%
------------------------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                                      -9.65% 2.95%   11.05%   13.42%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                              -14.67% 3.60%   10.40%   10.72%
------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to
  2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                     Distribution                     Total Annual
                                           Advisory  and/or Service     Other         Fund Operating
                                           Fees      (12b-1) Fees/(2)/  Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                    0.60%     0.25%              0.41%         1.26%
----------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment
    Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see
    "Management of the Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National
    Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3 )Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                           Year 1    Year 3             Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                    $128      $400               $692          $1,523
----------------------------------------------------------------------------------------------------


                                                                  Prospectus 29

               PIMCO PEA Target Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective             Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks capital appreciation; no   Medium capitalization common stocks Between $1 billion and $10 billion consideration is given to income
                                                       Approximate Number of Holdings      Dividend Frequency
                      Fund Category                    Up to 100                           At least annually
                      Growth Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

               The portfolio managers select stocks for the Fund using a "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Foreign Investment Risk . Credit Risk
           . Issuer Risk            . Currency Risk           .Management Risk
           . Growth Securities Risk . Technology Related Risk .Leveraging Risk
           . Smaller Company Risk   . Focused Investment Risk .Derivatives Risk
           . Liquidity Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (6/12/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



30  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                         More Recent Return Information
                                                                                            -----------------------
                                    [CHART]                                    1/1/03-9/30/03                17.44%

 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002   Highest and Lowest Quarter Returns
------  -----  ------  ------  ------  ------  ------  -----  -------  ------- (for periods shown in the bar chart)
25.51%  3.86%  31.24%  16.62%  16.37%  24.15%  66.25%  9.64%  -28.64%  -32.73%              -----------------------
                                                                               Highest (10/1/99-12/31/99)    53.05%
                                                                                            -----------------------
                                                                               Lowest (7/1/01-9/30/01)      -27.05%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (12/17/92)/(4)/
-------------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -32.73%  1.67%  9.69%    9.77%
-------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -32.73% -0.13%  6.94%    7.03%
-------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -20.10%  1.32%  7.37%    7.45%
-------------------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                                    -27.40% -1.82%  6.71%    6.71%
-------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                             -28.52% -1.48%  6.22%    6.22%
-------------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
   After-tax returns are no relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Mid-Cap Growth Index. It is not possible to invest directly in the index.
(3)The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without
   concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)The Fund began operations on 12/17/92. Index comparisons begin on
   12/31/92.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)          None
Redemption Fee (as a percentage of exchange price or amount
redeemed)                                                           2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to
  2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
                                         Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class D                                  0.55%    0.25%             0.41%         1.21%
------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of 5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of
   0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the
   Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of
   Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be
   "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Year 1   Year 3            Year 5        Year 10
------------------------------------------------------------------------------------------------
Class D                                  $123     $384              $665          $1,466
------------------------------------------------------------------------------------------------


                                                                  Prospectus 31

               PIMCO PEA Value Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization More than $5 billion
                      and income                        stocks with improving business
                                                        fundamentals                      Dividend Frequency
                      Fund Category                                                       At least annually
                      Value Stocks                      Approximate Number of Holdings
                                                        35-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          . Market Risk             . Currency Risk           . Management Risk
          . Issuer Risk             . Focused Investment Risk . Leveraging Risk
          . Value Securities Risk   . Credit Risk             .Derivatives Risk
          .Foreign Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


32  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                         More Recent Return Information
                                                                                            -----------------------
                                                                               1/1/03-9/30/03                15.31%

                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
                                                                                            -----------------------
                                                                               Highest (4/1/99-6/30/99)      17.76%
                                                                                            -----------------------
                                                                               Lowest (7/1/02-9/30/02)      -27.75%
                                    [CHART]


 1993    1994     1995    1996    1997    1998  1999    2000    2001    2002
------  -------  ------  ------  ------  -----  -----  ------  ------  -------
15.95%  -4.45)%  38.37%  19.87%  25.71%  9.86%  3.88%  30.66%  15.23%  -25.10%



     Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (12/30/91)/(4)/
-------------------------------------------------------------------------------------------------------------
Class D --  Before Taxes/(1)/                                        -25.10%  5.18%  11.51%   11.68%
-------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -26.51%  1.64%   7.75%    8.12%
-------------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -15.38%  2.79%   7.94%    8.22%
-------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index/(2)/                                        -15.52%  1.16%  10.81%   11.08%
-------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Average/(3)/                            -19.93% -0.63%   8.44%    8.64%
-------------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
   Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)The Fund began operations on 12/30/91. Fund comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your
investment)                                                                None
Redemption Fee (as a percentage of exchange price or amount redeemed)      2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00%
  (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                         Distribution                    Total Annual
                                                Advisory and/or Service    Other         Fund Operating
                                                Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
-------------------------------------------------------------------------------------------------------
Class D                                         0.45%    0.25%             0.40%         1.10%
-------------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940.
   Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be
   Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details.
   The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in
Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                                Year 1   Year 3            Year 5        Year 10
-------------------------------------------------------------------------------------------------------
Class D                                         $112     $350              $606          $1,340
-------------------------------------------------------------------------------------------------------


                                                                  Prospectus 33

               PIMCO RCM Large-Cap Growth Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term capital Large capitalization equity    At least $3 billion
                      appreciation            securities
                                                                             Dividend Frequency
                      Fund Category           Approximate Number of Holdings At least annually
                      U.S. Stocks             45-85

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

.. Market Risk            . Sector Specific Risk                 . Credit Risk
.. Issuer Risk            . Foreign (non-U.S.) Investment Risk   . Management Risk
.. Growth Securities Risk . Currency Risk                        . Leveraging Risk
.. Liquidity Risk         . Emerging Markets Risk                . Derivatives Risk
.. Focused Investment
  Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's
               Class D shares (3/2/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service
               (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


34  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns  -- Class D           More Recent Return Information
                                                  -----------------------
                                    [CHART]       1/1/03-9/3/03                  6.10%

 1997    1998    1999    2000     2001      2002  Highest and Lowest Quarter Returns
------  ------  ------  ------  -------   ------- (for periods shown in the bar chart)
31.66%  43.97%  44.40%  -8.71%  -22.24%   -23.00%              -----------------------
                                                  Highest (10/1/98-12/31/98)    29.22%
                                                               -----------------------
                                                  Lowest (1/1/01-3/31/01)      -19.14%
     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                     Fund inception
                                                                     1 Year  5 Years (12/31/96)/(4)/
----------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -23.00%  2.59%  6.94%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -23.09%  0.79%  5.03%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -14.12%  2.19%  5.61%
----------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                   -22.10% -0.59%  4.40%
----------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/                           -27.90% -2.81%  1.04%
----------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as
   401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your
investment)                                                               None
Redemption Fee (as a percentage of exchange price or amount redeemed)    2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including
  acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February
  6, 2004) of the net asset value of the shares redeemed or
  exchanged. Redemption Fees are paid to and retained by the
  Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)/(1) /

                               Distribution                              Total Annual
                 Advisory      and/or Service         Other              Fund Operating
                 Fees          (12b-1) Fees/(2)/      Expenses/(3)/      Expenses
---------------------------------------------------------------------------------------
Class D          0.45%         0.25%                  0.50%              1.20%
---------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class
   D shares that has been adopted in conformity with the
   requirements set forth in Rule 12b-1 under the Investment
   Company Act of 1940. Up to 0.25% per year of the total
   Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25%
   authorized under the plan is paid under the plan. Please see
   "Management of the Funds -- Administrative Fees" for details.
   The Fund intends to treat any fees paid under the plan as
   "service fees" for purposes of applicable rules of the
   National Association of Securities Dealers, Inc. (the "NASD").
   To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic
   equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The
Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                  Year 1 Year 3 Year 5 Year 10
----------------------------------------------------------------------------------------------
Class D                                                           $122   $381   $660   $1,455
----------------------------------------------------------------------------------------------


                                                                  Prospectus 35

               PIMCO RCM Mid-Cap Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Small to medium capitalization Same as the Russell Mid-Cap Growth
                                                           equity securities              Index
                      Fund Category
                      U.S. Stocks                          Approximate Number of Holdings Dividend Frequency
                                                           85-125                         At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return are:

.. Market Risk              . Sector Specific Risk                 . Credit Risk
.. Issuer Risk              . Foreign (non-U.S.) Investment Risk   . Management Risk
.. Growth Securities Risk   . Emerging Markets Risk                . Leveraging Risk
.. Smaller Company Risk     . Currency Risk                        . Derivatives Risk
.. Liquidity Risk           . Turnover Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's
               Class D shares (12/29/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional Class shares, which are offered in a different prospectus. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


36  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                                         More Recent Return Information
                                                                               -------------------------
                                                                               1/1/03-9/30/03                10.36%

                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
                                                                               ------------------------------------
                                                                               Highest (10/1/99-12/31/99)    42.16%
                                                                               ------------------------------------
                                                                               Lowest (1/1/01-3/31/01)      -25.23%
                      [CHART]


 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002
------  -----  ------  ------  ------  ------  ------  -----  -------  -------
10.44%  0.51%  34.21%  18.78%  17.20%  14.77%  59.79%  0.99%  -25.23%  -26.91%





  Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                             Fund inception
                                                                    1 Year  5 Years 10 Years (11/6/79)/(4)/
-----------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1) /                                       -26.91%  0.24%  7.70%    15.10%
-----------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1) /                       -26.91% -6.16%  0.56%     9.40%
-----------------------------------------------------------------------------------------------------------

 Class D --After Taxes on Distributions and Sale of Fund Shares/(1)
 /                                                                  -16.52% -0.61%  4.26%    10.87%
-----------------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                                   -27.40% -1.82%  6.71%    12.65%
-----------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                            -28.52% -1.48%  6.22%    10.41%
-----------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
   Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell
   1000(R) Growth Index. It is not possible to invest directly in the index.
(3)The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the
   Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the index comparisons represent the return of the Russell Mid Cap
   Index.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)                                          None
Redemption Fee (as a percentage of exchange                                                         2.00%*
price or amount redeemed)
* The Redemption Fee may apply to any shares that are
  redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the
  close of business on February 6, 2004) of the net
  asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund
  and are not sales charges (loads). See "How to Buy and
  Sell Shares-- Redemption Fees."
Annual Fund Operating Expenses (expenses that
are deducted from Fund assets)/(1) /

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
                                         Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class D                                  0.47%    0.25%             0.52%         1.24%
------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of
   0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the
   Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of
   Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be
   "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                             Year 1 Year 3 Year 5 Year 10
-----------------------------------------------------------------------------------------
Class D                                                      $126   $393   $681   $1,500
-----------------------------------------------------------------------------------------


                                                                  Prospectus 37

               PIMCO RCM Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Principal       Investment Objective              Fund Focus                          Approximate Capitalization Range
Investments     Seeks after-tax growth of capital Equity securities of U.S. companies All capitalizations and Strategies
                Fund Category                     Approximate Number of Holdings      Dividend Frequency
                Enhanced Stocks                   25-65                               At least annually

               The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

.. Market Risk            . Liquidity Risk                     . Currency Risk
.. Issuer Risk            . Derivatives Risk                   . Sector Specific Risk
.. Growth Securities Risk . Foreign (non-U.S.) Investment Risk . Leveraging Risk
.. Smaller Company Risk   . Emerging Markets Risk              . Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's
               Class D shares (2/12/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service
               (12b-1) fees and other expenses paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


38  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D      More Recent Return Information
                                            -------------------------
                                    [CHART] 1/1/03-9/30/03                 6.46%

     1999     2000      2001      2002      Highest and Lowest Quarter Returns
    ------   ------   -------   -------     (for periods shown in the bar chart)
    52.00%   -8.09%   -21.62%   -18.76%     -------------------------
                                            Highest (10/1/99-12/31/99)    31.86%
                                            Lowest (1/1/01-3/31/01)      -18.20%

     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                             Fund Inception
                                                                     1 Year  (12/30/98)/(4)/
--------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -18.76%  -2.88%
--------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -18.76%  -3.04%
--------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -11.52%  -2.34%
--------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                   -22.10%  -6.78%
--------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/                           -27.90% -10.43%
--------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)                    None

Redemption Fee (as a percentage of exchange price or amount redeemed)         2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00%
  (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads).
  See "How to Buy and Sell Shares-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
                                                   Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class D                                            0.60%    0.25%             0.50%         1.35%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be
    Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for details.
    The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.50%).

Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                   Year 1   Year 3            Year 5        Year 10
----------------------------------------------------------------------------------------------------------
Class D                                            $137     $428              $739          $1,624
----------------------------------------------------------------------------------------------------------


                                                                  Prospectus 39

               Summary of Principal Risks

               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap,
               NACM Flex-Cap Value, NACM Value, NFJ Large-Cap Value, NFJ
               Dividend Value, NFJ Small-Cap Value, PEA Growth & Income, PEA
               Renaissance and PEA Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         Each Fund may invest in equity securities of companies that its
Securities     portfolio manager or portfolio management team believes will
Risk           experience relatively rapid earnings growth. The CCM Capital
               Appreciation, NACM Growth, PEA Growth, PEA Growth & Income, CCM
               Mid-Cap, PEA Opportunity, RCM Large-Cap Growth, RCM Mid-Cap, RCM
               Tax-Managed Growth and PEA Target Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities.
               Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, PEA
               Opportunity, RCM Tax-Managed Growth and NFJ Small-Cap Value
               Funds generally have substantial exposure to this risk. The PEA
               Growth & Income, CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk       The Funds may purchase securities in initial public offerings
               (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than


40  PIMCO Funds: Multi-Manager Series
               during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All Funds except the CCM Capital Appreciation, CCM Mid-Cap and
Risk           RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques -- Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Healthcare Related Risk. Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

               Technology Related Risk. Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds, may be subject to risks particularly affecting technology or technology related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in such companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        A Fund that invests in foreign securities may experience more
(non-U.S.)     rapid and extreme changes in value than Funds that invest
Investment     exclusively in securities of U.S. issuers or securities that
Risk           trade exclusively in U.S. markets.


                                                                  Prospectus 41

               However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

               EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The
               RCM Large-Cap Growth Fund may invest a significant portion of its assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area
               (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds that are "non-diversified" because they invest in a
               relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income
               Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.


42  PIMCO Funds: Multi-Manager Series

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               The PEA Growth & Income Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them
               (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Growth and NACM Value Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Growth and NACM Value Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The NACM Funds are recently organized and do not have a full calendar year of performance.

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR")1, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               --------
               (1)AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


                                                                  Prospectus 43

               The US Large Cap Select Growth Composite (the "Growth Composite") consists primarily of domestic growth equities with market capitalization range equivalent to the top 90% of the Russell 1000 Growth Index. The Growth Composite was created on April 1, 1995. The Growth Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Growth Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Growth Composite.

               The US Large Cap Value Composite (the "Value Composite") consists primarily of domestic growth equities with market capitalization equivalent to the top 90% of the Russell 1000 Value Index. The Value Composite was created on April 1, 1994. The Value Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Value Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Value Composite.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.

Prior Performance of Similar Accounts Relating to the NACM Growth Fund

                  Nicholas-Applegate    Nicholas-Applegate           Russell
                  U.S. Large Cap Select U.S. Large Cap Select Growth 1000 Growth
Year              Growth Fund/(1)/      Composite/(2)/               Index(2)
------------------------------------------------------------------------------
1998               60.80 %               61.47 %                      38.71 %
------------------------------------------------------------------------------
1999               96.11 %              101.62%                       33.16 %
------------------------------------------------------------------------------
2000              (23.98)%              (25.06)%                     (22.42)%
------------------------------------------------------------------------------
2001              (41.21)%              (41.17)%                     (20.42)%
------------------------------------------------------------------------------
2002              (33.79)%              (33.38)%                     (27.88)%
------------------------------------------------------------------------------
10/1/02-9/30/03    13.18 %               13.33 %                      25.92 %
------------------------------------------------------------------------------
10/1/98-9/30/03    (1.68)%               (1.05)%                      (2.46)%
------------------------------------------------------------------------------
Since Inception//   6.64 %               11.10 %                       8.13 %
------------------------------------------------------------------------------

             (1) The "Since Inception" date for Nicholas-Applegate US Large Cap
                 Select Growth Fund is December 27, 1996.
             (2) The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the market for large cap stocks. The "Since Inception" date for the Nicholas-Applegate US Large Cap Select Growth Composite and Russell 1000 Growth Index is April 1, 1995.


44  PIMCO Funds: Multi-Manager Series

   Prior Performance of Similar Accounts Relating to the NACM Value Fund

                                                Nicholas-Applegate Russell
                   Nicholas-Applegate           US Large Cap Value 1000 Value
   Year            US Large Cap Value Fund/(1)/ Composite/(2)/     Index(2)
   -------------------------------------------------------------------------
   1998            20.13%                       20.09%             15.63%
   -------------------------------------------------------------------------
   1999            8.88%                        8.96%              7.35%
   -------------------------------------------------------------------------
   2000            7.82%                        7.76%              7.01%
   -------------------------------------------------------------------------
   2001            (1.02)%                      (0.68)%            (5.59)%
   -------------------------------------------------------------------------
   2002            (18.21)%                     (17.94)%           (15.52)%
   -------------------------------------------------------------------------
   10/1/02-9/30/03 26.01%                       25.90%             24.37%
   -------------------------------------------------------------------------
   10/1/98-9/30/03 4.65%                        4.76%              4.00%
   -------------------------------------------------------------------------
   Since Inception 11.56%                       13.25%             11.39%
   -------------------------------------------------------------------------

            (1) The "Since Inception" date for Nicholas-Applegate US Large Cap
                Value Fund is April 30, 1996.
            (2) The Russell 1000 Value Index measures the performance of those
                Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged. The "Since Inception" date for the Nicholas-Applegate US Large Cap Value Composite and Russell 1000 Value Index is April 1, 1994.
               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage the Funds' investments. See "Sub-Advisers" below.

               The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

   Fund                                                         Advisory Fees
   --------------------------------------------------------------------------
   NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend
    Value, CCM Mid-Cap, RCM Large-Cap Growth and PEA Value
    Funds                                                           0.45%
   RCM Mid-Cap Fund                                                 0.47%
   NACM Growth, NACM Value and PEA Growth Funds                     0.50%
   PEA Target Fund                                                  0.55%
   PEA Renaissance, PEA Growth & Income, RCM Tax-Managed
    Growth and NFJ Small-Cap Value Funds                            0.60%
   NACM Flex-Cap Value and PEA Opportunity Funds                    0.65%

               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Class D shareholders
Fees of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction


                                                                  Prospectus 45
               expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               PIMCO Advisors Fund Management or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

               Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class D shares):

Fund                                                                             Administrative Fees*
-----------------------------------------------------------------------------------------------------
CCM Capital Appreciation, PEA Growth, CCM Mid-Cap, PEA Opportunity, PEA
 Renaissance, NFJ Small-Cap Value, PEA Target and PEA Value Funds                       0.65%
NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Large-Cap Value, NFJ Dividend
 Value, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM
 Tax-Managed Growth Funds                                                               0.75%

              * As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" (0.25%) and "Other Expenses" (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading "Distribution and/or Service (12b-1) Fees" would be 0.00% and the fees paid under the column reading "Other Expenses" would increase by 0.25% accordingly so that the total Administrative Fee remains the same.

12b-1 Plan     The Funds' administration agreement includes a plan for Class D
for Class D    shares that has been adopted in conformity with the requirements
Shares         set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.
               The "Annual Fund Operating Expenses" tables on the prior pages show the Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Other
               Expenses." If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading "Distribution and/or Service (12b-1)
               Fees" would be 0.00% and the fees paid under the column reading
               "Other Expenses" would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*                             Funds
--------------------------------------------------------------------------------------------------------
PIMCO Equity Advisors LLC ("PIMCO        PEA Growth, PEA Growth & Income, PEA Opportunity, PEA
Equity Advisors")                        Renaissance, PEA Target and PEA Value
1345 Avenue of the Americas, 50th Floor
New York, NY 10105
--------------------------------------------------------------------------------------------------------
Cadence Capital Management LLC           CCM Capital Appreciation and CCM Mid-Cap
("Cadence")
265 Franklin Street, 11th Floor
Boston, MA 02110
--------------------------------------------------------------------------------------------------------
Dresdner RCM Global Investors LLC        RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed
("Dresdner RCM")                         Growth (the "RCM Funds")
4 Embarcadero Center
San Francisco, CA 94111
--------------------------------------------------------------------------------------------------------
Nicholas-Applegate Capital Management    NACM Flex-Cap Value, NACM Growth and NACM Value Funds (the
LLC ("NACM")                             "NACM Funds")
600 West Broadway
San Diego, CA 92101
--------------------------------------------------------------------------------------------------------
NFJ Investment Group L.P. ("NFJ")        NFJ Large-Cap Value, NFJ Dividend Value and NFJ Small-Cap Value
2121 San Jacinto, Suite 1840
Dallas, TX 75201
--------------------------------------------------------------------------------------------------------
* Each of the Sub-Advisers is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds' investments.


46  PIMCO Funds: Multi-Manager Series

PIMCO Equity   PIMCO Equity Advisors provides equity-related advisory services
Advisors       to mutual funds and institutional accounts. Accounts managed by
               PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.2 billion. See "Investment Adviser and
               Administrator" above for additional information about ADAM of America.

               The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. Different sub-advisory firms served as Sub-Adviser for the PEA Growth, PEA Opportunity and PEA Target Funds prior to March 6, 1999, for the PEA Renaissance Fund prior to May 7, 1999, for the PEA Growth & Income Fund prior to July 1, 1999 and for the PEA Value Fund prior to May 8, 2000.

Fund        Portfolio Managers Since Recent Professional Experience
----------------------------------------------------------------------------------
PEA Growth  Kenneth W. Corba   1999  Managing Director and Chief Investment
                                     Officer of PIMCO Equity Advisors and a
                                     Member of the Management Board of ADAM of
                                     America. Prior to joining ADAM of America,
                                     he was with Eagle Asset Management from 1995
                                     to 1998, serving in various capacities
                                     including as Chief Investment Officer and
                                     Portfolio Manager. He was with Stein Roe and
                                     Farnham Inc. from 1984 to 1995, serving in
                                     various capacities including as Director of
                                     the Capital Management Group, Senior Vice
                                     President and Portfolio Manager.

PEA Growth  Mr. Corba          1999  See above.
& Income

PEA         Michael Corelli    2003  Co-Portfolio Manager for PIMCO Equity
Opportunity                          Advisors. Prior to joining PIMCO Equity
                                     Advisors in 1999, he was an analyst at
                                     Bankers Trust for 6 years in the small and
                                     mid cap growth group.

            Jamie Michaelson   2003  Co-Portfolio Manager for PIMCO Equity
                                     Advisors. Prior to joining PIMCO Equity
                                     Advisors in 2000, he was an analyst at
                                     Deutsche Bank Securities and Raymond James
                                     together for 4 years covering the financial
                                     services, restaurants and gaming sectors.

PEA         John K. Schneider  1999  Managing Director of PIMCO Equity Advisors.
Renaissance                          Prior to joining ADAM of America, he was a
                                     partner and Portfolio Manager of Schneider
                                     Capital Management from 1996 to 1999, where
                                     he managed equity accounts for various
                                     institutional clients. Prior to that he was
                                     a member of the Equity Policy Committee and
                                     Director of Research at Newbold's Asset
                                     Management from 1991 to 1996.

PEA Target  Jeff Parker        1999  Managing Director of PIMCO Equity Advisors.
                                     Prior to joining PIMCO Equity Advisors, he
                                     managed equity accounts as an Assistant
                                     Portfolio Manager at Eagle Asset Management
                                     from 1996 to 1998. He was a Senior
                                     Consultant with Andersen Consulting,
                                     specializing in healthcare and technology,
                                     from 1991 to 1994.

PEA Value   Mr. Schneider      2000  See above.


               During December, 2001, the sub-advisory functions performed by PIMCO Equity Advisors, a division of ADAM of America, and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were subject to the approval of the Trust's Board of Trustees.

Cadence Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2003, of approximately $5.1 billion.


                                                                  Prospectus 47

               The following individuals at Cadence share primary responsibility for each of the noted Funds.

Fund         Portfolio Managers     Since        Recent Professional Experience
--------------------------------------------------------------------------------------------------------
CCM Capital  David B. Breed         1991         Managing Director, Chief Executive Officer, Chief
Appreciation                        (Inception)  Investment Officer and founding partner of Cadence.
                                                 Member of the Management Board of ADAM of America. He
                                                 is a research generalist and has led the team of
                                                 portfolio managers and analysts since 1988. Mr. Breed
                                                 has managed separate equity accounts for many
                                                 institutional clients and has led the team that
                                                 manages the PIMCO Funds sub-advised by Cadence since
                                                 those Funds' inception dates.

             William B. Bannick     1992         Managing Director and Executive Vice President at
                                                 Cadence. Mr. Bannick is a research generalist and
                                                 Senior Portfolio Manager for the Cadence team. He has
                                                 managed separately managed equity accounts for various
                                                 Cadence institutional clients and has been a member of
                                                 the team that manages the PIMCO Funds sub-advised by
                                                 Cadence since joining Cadence in 1992.

             Katherine A. Burdon    1993         Managing Director and Senior Portfolio Manager at
                                                 Cadence. Ms. Burdon is a research generalist and has
                                                 managed separately managed equity accounts for various
                                                 Cadence institutional clients and has been a member of
                                                 the team that manages the PIMCO Funds sub-advised by
                                                 Cadence since joining Cadence in 1993.

CCM          Messrs. Breed and      Same as      See above.
Mid-Cap      Bannick and Ms. Burdon CCM Capital
                                    Appreciation
                                    Fund

Dresdner RCM   Dresdner RCM is located at Four Embarcadero Center, San
               Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global
               Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner
               RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. Information about some of the investment professionals comprising the investment team is located in the SAI under "Other Information".

               The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

               The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

               The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

NACM Nicholas-Applegate is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Nicholas-Applegate had approximately $18.4 billion in assets under management.


48  PIMCO Funds: Multi-Manager Series

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund          Portfolio Managers  Since            Recent Professional Experience
-----------------------------------------------------------------------------------------------------
NACM Flex-Cap Stephen Sexauer     2003             Lead Portfolio Manager for Nicholas-Applegate
  Value                                            U.S. Value strategies since 2003. Prior to
                                                   joining Nicholas-Applegate in 2003, he spent 13
                                                   years with Morgan Stanley Investment Management
                                                   managing value equity portfolios. Mr. Sexauer's
                                                   background includes economic consulting with
                                                   Merrill Lynch Economics and Wharton Econometrics.
                                                   He has 20 years' investment experience.
              Mark Stuckelman     2002 (inception) Portfolio Manager for the Nicholas-Applegate
                                                   Large Cap Value Fund since 1995 and Value
                                                   Opportunities Fund since 2001. Previously, he has
                                                   investment management experience with Wells Fargo
                                                   Bank Investment Management Group; Fidelity
                                                   Management Trust Co. and BARRA.
              Aerus Tran          2002 (inception) Investment Analyst for Nicholas-Applegate U.S.
                                                   Systematic strategies since 2001. Previously, he
                                                   was a Senior UNIX Systems Administrator (since
                                                   1999). Prior to joining Nicholas-Applegate in
                                                   1999, he was with the San Diego Association of
                                                   Governments; Perwich, Goff & Karavatos; Best
                                                   Mortgage, LLC; Western Riverside Association of
                                                   Governments; and San Bernardino Association of
                                                   Governments.
              Mark Roemer         2002 (inception) Product Specialist with Nicholas-Applegate since
                                                   2001. Prior to joining Nicholas-Applegate in
                                                   2001, he spent a total of 5 years with Barclays
                                                   Global Investors as principal and U.S. Equity
                                                   product manager and Kleinwort Benson Investment
                                                   Management of London.
NACM Growth   Michael Barraclough 2003             Lead Portfolio Manager for Nicholas-Applegate Mid
                                                   Cap strategies since 2003. Prior to his
                                                   appointment as Lead Portfolio Manager for Mid Cap
                                                   strategies, Mr. Barraclough held portfolio
                                                   management responsibilities for Large Cap Growth
                                                   strategies. Prior to joining Nicholas-Applegate
                                                   in 1993, he spent 2 years with Dunham &
                                                   Associates as investment counsel.
              Stephen Ross        October, 2002    Lead Portfolio Manager for Nicholas-Applegate's
                                                   U.S. Large and Mid Cap Growth strategies. He is a
                                                   member of the Executive Committee and was
                                                   previously the lead portfolio manager of the
                                                   managed accounts team. Mr. Ross joined the firm
                                                   in 1994 and has 13 years of investment
                                                   experience, including positions with Lincoln
                                                   National Pension Investment, Merrill Lynch and T.
                                                   Rowe Price.
              Thomas Smith, CFA   2002 (inception) Investment Analyst for the Nicholas-Applegate U.S
                                                   Large Cap Select Growth and U.S Equity strategies
                                                   since 1998. Account Administrator for the
                                                   Nicholas-Applegate Large Cap Growth and Mid Cap
                                                   Growth Funds from 1995-1998. He has 4 years'
                                                   prior investment experience with Wells Fargo Bank
                                                   and Dean Witter Reynolds.
              Carrie L. Boyko     2003             Since joining the firm in 1997, she was a member
                                                   of the Managed Account Team and currently is an
                                                   investment analyst with portfolio management and
                                                   research responsibilities on the U.S. Large and
                                                   Mid Cap Growth team. Prior to joining the firm in
                                                   1997, she was with the Pershing Division of
                                                   Donaldson, Lufkin & Jenrette. She has 12 years of
                                                   investment experience.
              Stephen Sexauer     2003             See Above
NACM Value    Stephen Sexauer     2003             See Above
              Mark Stuckelman     2002 (inception) See Above
              Aerus Tran          2002 (inception) See Above
              Mark Roemer         2002 (inception) See Above

NFJ NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2003, of approximately $3.9 billion.


                                                                  Prospectus 49

               The following individuals at NFJ share primary responsibility for the noted Fund.

Fund        Portfolio Managers    Since            Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------

NFJ       Chris Najork            2000 (Inception) Managing Director and founding partner of NFJ. He has over 30
Large-Cap                                          years' experience encompassing equity research and portfolio
Value                                              management. Prior to the formation of NFJ in 1989, he was a
                                                   Senior Vice President, Senior Portfolio Manager and analyst at
                                                   NationsBank, which he joined in 1974.


          Benno J. Fischer        2000 (Inception) Managing Director and founding partner of NFJ. He has over 30 years' experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief
                                                   Investment Officer (institutional and fixed income), Senior Vice
                                                   President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.


          Paul A. Magnuson        2000 (Inception) Principal at NFJ. He is a Portfolio Manager and Senior Research
                                                   Analyst with 17 years' experience in equity analysis and
                                                   portfolio management. Prior to joining NFJ in 1992, he was an
                                                   Assistant Vice President at NationsBank, which he joined in 1985.
                                                   Within the Trust Investment Quantitative Services Division of
                                                   NationsBank, he was responsible for equity analytics and
                                                   structured fund management.


          Jeffrey S. Partenheimer 2002             Principal at NFJ. He is a Portfolio Manager with over 17 years'
                                                   experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC
                                                   Communications in Plano, Texas. He began his career as a
                                                   financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.


NFJ       Mr. Najork              2000 (Inception) See Above
Dividend  Mr. Fischer             2000 (Inception) See Above
Value     Mr. Partenheimer        2002             See Above

NFJ       Mr. Najork              1991 (Inception) See Above
Small-Cap Mr. Fischer             1991 (Inception) See Above
Value     Mr. Magnuson            1995             See Above

          E. Clifton Hoover       1998             Principal at NFJ. He is a Portfolio Manager with 17 years'
                                                   experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

Adviser/Sub-   Shareholders of each Fund (except the NFJ Dividend Value, NFJ
Adviser        Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal
Relationship   permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which


50  PIMCO Funds: Multi-Manager Series
               daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               How to Buy and Sell Shares

               The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General        . Financial Service Firms.  Broker-dealers, registered
Information    investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services.
               Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

               Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

               . Calculation of Share Price and Redemption Payments. When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under "Redemption Fees." NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms


                                                                  Prospectus 51
               after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

               The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

               . Disclosure Relating to the NFJ Small-Cap Value Fund. Class D shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer be eligible to purchase shares of the Fund.

               Shareholders of other series of PIMCO Funds: Multi-Manager Series and of PIMCO Funds: Pacific Investment Management Series are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

               The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Buying Shares  Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms" above.

               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment     The following investment minimums apply for purchases of Class D
Minimums       shares.

                   Initial Investment Subsequent Investments
                   -----------------------------------------
                    $5,000 per Fund*      $100 per Fund

              * Prior to January 1, 2004 the initial investment minimum
                applicable to purchases of Class D shares will be $2,500.


52  PIMCO Funds: Multi-Manager Series

               Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum        Due to the relatively high cost to the Funds of maintaining
Account Size   small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts with balances of $5,000 or less ($2,500 or less until January 1, 2004) may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004.
               Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging     Except as provided below or in the applicable Fund's or series'
Shares         prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds:
               Pacific Investment Management Series that offers Class D shares.
               Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) of the NAV of the shares exchanged. See "Redemption Fees" below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available.
               In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax
               Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

Selling        You can sell (redeem) Class D shares through your financial
Shares         service firm on any day the New York Stock Exchange is open.
               Unless eligible for a waiver, shareholders who redeem shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) of the NAV of the shares redeemed. See
               ''Redemption Fees'' below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

               Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

               Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.


                                                                  Prospectus 53

Redemptions    The Trust has agreed to redeem shares of each Fund solely in
In Kind        cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption     Investors in Class D shares of the Funds will be subject to a
Fees           "Redemption Fee" on redemptions and exchanges of 2.00% (1.00%
               until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption
               Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               . Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

               1. Name.
               2. Date of birth (for individuals).
               3. Residential or business street address.
               4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.


54  PIMCO Funds: Multi-Manager Series

Request for Multiple Copies of Shareholder Documents
               To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

               Fund                                  At Least Annually Quarterly
               -----------------------------------------------------------------
               NFJ Large-Cap Value, NFJ Dividend
                Value and PEA Growth & Income Funds                        .
               -----------------------------------------------------------------
               All other Funds                               .
               -----------------------------------------------------------------

               In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               You can choose from the following distribution options:

               . Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

               . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

               . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

               Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

               You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

               For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

               Tax Consequences

               . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

               Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.


                                                                  Prospectus 55

               . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

               . the long-term capital gain rate applicable to most
                 shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

               . provided holding period and other requirements are met by the
                 Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities
               and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities


56  PIMCO Funds: Multi-Manager Series
               with longer "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

               Under normal circumstances, the NFJ Large-Cap Value, NFJ Dividend Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The PEA Growth, PEA Opportunity, PEA Renaissance, PEA Target and PEA Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

               Under normal market conditions, the NACM and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth and RCM Tax-Managed Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. There is no limit on the average maturity of the debt securities in the NACM Fund's and RCM Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The PEA Opportunity and NFJ Small-Cap Value
CapitalizationsFunds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM
               Flex Cap Value and RCM Tax-Managed Growth Funds generally have substantial exposure to these risks. The PEA Growth & Income, CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller


                                                                  Prospectus 57
               companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds may purchase securities in initial public offerings
Public         (IPOs). These securities are subject to many of the same risks
Offerings      of investing in companies with smaller market capitalizations.
               Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The PEA Growth, PEA Growth & Income, PEA Opportunity and PEA
(non-U.S.)     Target Funds may invest up to 15% of their respective assets in
Securities     securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The PEA Renaissance and PEA Value Funds may invest up to 25% of their assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

               The RCM Large-Cap Growth Fund may invest 20%, the RCM Tax-Managed Growth may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, Dresdner RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

               All of the Funds may invest in American Depository Receipts
               (ADRs). In addition, the NACM Funds, RCM Funds, PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target and PEA Value Funds may invest in European Depository Receipts
               (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other


58  PIMCO Funds: Multi-Manager Series
               countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in countries with
Securities     developing (or "emerging market") economies. RCM Large-Cap
               Growth Fund may invest significant portions of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target and PEA Value Funds, as well as certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time.

               Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

               The RCM Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's


                                                                  Prospectus 59
               portfolio manager. The Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. The PEA Growth &
Securities     Income Fund may place particular emphasis on convertible
               securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and
               RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The PEA Growth, PEA Growth & Income, PEA Opportunity, PEA Renaissance, PEA Target and PEA Value Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may also purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The RCM Funds (except the RCM Mid-Cap Fund) may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all


60  PIMCO Funds: Multi-Manager Series
               circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities. Equity-linked
Equity-Linked  securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds, particularly the PEA Growth & Income
               Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.


                                                                  Prospectus 61

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities.
               Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
               However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     Each Fund may invest up to 5% of its assets in other investment
in Other       companies. As a shareholder of an investment company, a Fund may
Investment     indirectly bear service and other fees which are in addition to
Companies      the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies
               (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains,


62  PIMCO Funds: Multi-Manager Series
               including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes in     The investment objective of each of the NACM Funds, NFJ
Investment     Large-Cap Value, NFJ Dividend Value, PEA Growth, PEA Growth &
Objectives     Income, PEA Opportunity, PEA Renaissance and PEA Target Funds
and Policies   described in this Prospectus may be changed by the Board of
               Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-Sized  Risks" above and in this section, several of the Funds are newly
Funds          formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the CCM Mid-Cap, NFJ Dividend Value, NFJ
               Large-Cap Value, NFJ Small-Cap Value, RCM Large-Cap Growth and
               RCM Mid-Cap Funds, references to assets in the first paragraph of the Fund Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. In addition, the RCM
               Funds may use Grassroots/(SM)/ Research in addition to their traditional research activities. Grassroots/(SM)/ Research is a division of Dresdner RCM Global Investors LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner RCM Global Investors LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


                                                                  Prospectus 63

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. For the PEA Opportunity Fund, the information below reflects financial results for Class C shares of the Fund, which are offered in a different prospectus. Class D shares of the PEA Opportunity Fund were not outstanding during the periods shown. The performance shown below differs from than that which would have been achieved by Class D shares of the PEA Opportunity Fund because of the lower fees and expenses associated with Class D shares.

For the RCM Funds, information for periods prior to February 2, 2002 reflects the performance of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the Funds on February 1, 2002.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.



                              Net Asset    Net       Net Realized/  Total Income Dividends  Distributions
Year or                         Value   Investment     Unrealized   (Loss) from   from Net    from Net
Period                        Beginning   Income     Gain (Loss) on  Investment  Investment   Realized
Ended                         of Period   (Loss)      Investments    Operations    Income   Capital Gains
---------------------------------------------------------------------------------------------------------
NACM Flex-Cap Value Fund
  07/19/02-06/30/03            $10.00     $ 0.06 (a)    $  2.52 (a)   $  2.58      $(0.03)     $(0.17)
NACM Growth Fund
  07/19/02-06/30/03            $10.00     $(0.04)(a)    $  1.25 (a)   $  1.21      $ 0.00      $ 0.00
NACM Value Fund
  07/19/02-06/30/03            $10.00     $ 0.11 (a)    $  2.03 (a)   $  2.14      $(0.06)     $(0.09)
NFJ Large-Cap Value Fund(i)
  07/19/02-06/30/03            $11.07     $ 0.22 (a)    $  1.39 (a)   $  1.61      $(0.19)     $(0.26)
NFJ Dividend Value Fund(ii)
  06/30/03                     $11.32     $ 0.27 (a)    $ (0.28)(a)   $ (0.01)     $(0.30)     $(0.50)
  10/31/01-06/30/02             11.31       0.19 (a)       0.96 (a)      1.15       (0.28)      (0.86)
NFJ Small Cap Value Fund
  06/30/03                     $21.85     $ 0.41 (a)    $ (0.06)(a)   $  0.35      $(0.23)     $(0.05)
  06/30/01-06/30/02             21.85       0.00 (a)       0.00 (a)      0.00        0.00        0.00
CCM Capital Appreciation Fund
  06/30/03                     $14.56     $(0.01)(a)    $ (0.60)(a)   $ (0.61)     $ 0.00      $ 0.00
  06/30/02                      17.45       0.01 (a)      (2.87)(a)     (2.86)      (0.03)       0.00
  06/30/01                      26.88       0.04 (a)      (1.36)(a)     (1.32)      (0.13)      (7.98)
  06/30/00                      26.63      (0.03)(a)       5.36 (a)      5.33       (0.08)      (5.00)
  06/30/99                      26.01       0.06 (a)       2.34 (a)      2.40       (0.13)      (1.65)
PEA Growth & Income Fund
  06/30/03                     $ 6.98     $ 0.08 (a)    $ (0.45)(a)   $ (0.37)     $(0.10)     $ 0.00
  06/30/02                       9.22       0.08 (a)      (2.29)(a)     (2.21)      (0.03)       0.00
  7/31/00-06/30/01              13.11       0.07 (a)      (0.30)(a)     (0.23)      (0.03)      (3.63)
PEA Growth Fund
  06/30/03                     $16.00     $(0.03)(a)    $ (1.21)(a)   $ (1.24)     $ 0.00      $ 0.00
  06/30/02                      21.73      (0.05)(a)      (5.52)(a)     (5.57)       0.00       (0.16)
  06/30/01                      34.76      (0.12)(a)     (10.56)(a)    (10.68)       0.00       (2.35)
  01/31/00-06/30/00             32.84      (0.11)(a)       2.03 (a)      1.92        0.00        0.00
CCM Mid-Cap Fund (iii)
  06/30/03                     $17.84     $(0.06)(a)    $ (0.40)(a)   $ (0.46)     $ 0.00      $ 0.00
  06/30/02                      21.13       0.00 (a)      (3.16)(a)     (3.16)      (0.11)       0.00
  06/30/01                      30.71       0.10 (a)      (0.76)(a)     (0.66)      (0.13)      (8.79)
  06/30/00                      22.90      (0.01)(a)       7.85 (a)      7.84       (0.01)      (0.02)
  06/30/99                      23.99       0.03 (a)      (0.04)(a)     (0.01)      (0.01)      (1.07)
PEA Opportunity Fund (iv)
Class C
  06/30/03                     $12.26     $(0.19)(a)    $  0.49       $  0.30      $ 0.00      $ 0.00
  06/30/02                      15.67      (0.24)(a)      (3.17)(a)     (3.41)       0.00        0.00
  06/30/01                      27.22      (0.28)(a)      (6.19)(a)     (6.47)       0.00       (5.08)
  06/30/00                      24.19      (0.42)(a)      11.33 (a)     10.91        0.00       (7.88)
  06/30/99                      28.86      (0.37)(a)       0.32 (a)     (0.05)       0.00       (4.62)
  06/30/98                      27.38      (0.46)(a)       3.88 (a)      3.42        0.00       (1.94)

--------
*  Annualized
(i)Formerly the NFJ Basic Value Fund.
(ii)Formerly the NFJ Equity Income Fund.
(iii) Formerly the Mid-Cap Growth Fund.
(iv)The information provided for the PEA Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.10%.
(c)Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)Ratio of expenses to average net assets excluding trustees' expense is 1.15%.
(e)Ratio of expenses to average net assets excluding trustees' and interest expense is 1.20%.
(f)Ratio of expenses to average net assets excluding trustees' expense is 2.05%.
(g)Ratio of expenses to average net assets excluding trustees' expense is 1.40%.
(h)If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(i)If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(j)If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.81%.


64  PIMCO Funds: Multi-Manager Series

  Tax                                      Net                        Ratio of Net
 Basis                                    Assets                       Investment
Return                Net Asset           End of  Ratio of Expenses   Income (Loss) Portfolio
  of        Total     Value End  Total    Period     to Average        to Average   Turnover
Capital Distributions of Period  Return   (000s)     Net Assets        Net Assets     Rate
---------------------------------------------------------------------------------------------
$ 0.00     $(0.20)     $12.38    26.01%  $     15        1.41%(g)(h)*      0.55%*      173%
$ 0.00     $ 0.00      $11.21    12.10%  $     11        1.25%(i)*        (0.42)%*     167%
$ 0.00     $(0.15)     $11.99    21.52%  $     12        1.25%(j)*         1.05%*       84%
$ 0.00     $(0.45)     $12.23    (3.55)% $     59        1.20%*            2.02%*       54%
$ 0.00     $(0.80)     $10.51     0.43 % $     42        1.20%             2.82%        43%
  0.00      (1.14)      11.32    10.51         83        1.21(e)*          2.41*        50
$ 0.00     $(0.28)     $21.92     1.75%  $  2,158        1.25%             1.98%        20%
  0.00       0.00       21.85     0.00         11        1.25*             0.00*        40
$ 0.00     $ 0.00      $13.95    (4.19)% $  3,780        1.10%            (0.07)%      161%
  0.00      (0.03)      14.56   (16.43)     3,655        1.11(b)           0.08        110
  0.00      (8.11)      17.45    (9.18)     2,937        1.10              0.18        112
  0.00      (5.08)      26.88    22.84        524        1.11(c)          (0.10)       119
  0.00      (1.78)      26.63    10.17        339        1.10              0.24        120
$ 0.00     $(0.10)     $ 6.51    (5.18)% $    331        1.35%             1.35%        84%
  0.00      (0.03)       6.98   (23.95)        78        1.35              1.02        101
  0.00      (3.66)       9.22    (4.50)        11       1.35 *            0.69 *        77
$ 0.00     $ 0.00      $14.76    (9.75)% $     72        1.16%(d)         (0.19)%       70%
  0.00      (0.16)      16.00   (25.76)        35        1.16(d)          (0.29)        76
  0.00      (2.35)      21.73   (32.38)        74        1.15             (0.47)        85
  0.00       0.00       34.76     5.85         11        1.16*            (0.78)*       72
$ 0.00     $ 0.00      $17.38    (2.58)% $ 10,333        1.11%(b)         (0.35)%      155%
 (0.02)     (0.13)      17.84   (14.98)     6,716        1.11(b)           0.02        168
  0.00      (8.92)      21.13    (5.65)     6,981        1.10              0.44        153
  0.00      (0.03)      30.71    34.24        796        1.11(c)          (0.05)       164
  0.00      (1.08)      22.90     0.25        359        1.10              0.16         85
$ 0.00     $ 0.00      $12.56     2.45%  $142,354        2.06%(f)         (1.83)%      214%
  0.00       0.00       12.26   (21.76)   164,168        2.06(f)          (1.77)       201
  0.00      (5.08)      15.67   (26.26)   255,355        2.05             (1.42)       237
  0.00      (7.88)      27.22    49.88    401,118        2.06(f)          (1.57)       254
  0.00      (4.62)      24.19     3.20    308,877        2.06(f)          (1.62)       175
  0.00      (1.94)      28.86    13.01    500,011        2.06(f)          (1.63)        86


                                                                  Prospectus 65


                         Net Asset    Net       Net Realized/  Total Income Dividends  Distributions
Year or                    Value   Investment     Unrealized   (Loss) from   from Net    from Net
Period                   Beginning   Income     Gain (Loss) on  Investment  Investment   Realized
Ended                    of Period   (Loss)      Investments    Operations    Income   Capital Gains
----------------------------------------------------------------------------------------------------
PEA Renaissance Fund (i)
  06/30/03                $19.16     $ 0.01 (a)     $(1.24)(a)    $(1.23)     $ 0.00      $(0.69)
  06/30/02                 19.36       0.01 (a)       1.11 (a)      1.12        0.00       (1.32)
  06/30/01                 14.99       0.09 (a)       5.47 (a)      5.56       (0.06)      (1.13)
  06/30/00                 18.22       0.35 (a)      (0.13)(a)      0.22        0.00       (3.45)
  06/30/99                 19.10       0.00 (a)       1.45 (a)      1.45        0.00       (2.33)
PEA Target Fund
  06/30/03                $13.31     $(0.08)(a)     $ 0.11 (a)    $ 0.03      $ 0.00      $ 0.00
  06/30/02                 19.30      (0.11)(a)      (5.88)(a)     (5.99)       0.00        0.00
  06/30/01                 31.14      (0.14)(a)      (7.67)(a)     (7.81)       0.00       (4.03)
  06/12/00-06/30/00        30.46      (0.01)(a)       0.69 (a)      0.68        0.00        0.00
PEA Value Fund (i)
  06/30/03                $13.73     $ 0.10 (a)     $(0.55)(a)    $(0.45)     $ 0.00      $(0.58)
  06/30/02                 16.10       0.09 (a)      (0.55)(a)     (0.46)       0.00       (1.91)
  06/30/01                 11.37       0.10 (a)       4.72 (a)      4.82       (0.09)       0.00
  06/30/00                 15.29       0.23 (a)      (1.34)(a)     (1.11)      (0.24)      (2.57)
  06/30/99                 15.64       0.23 (a)       1.37 (a)      1.60       (0.23)      (1.72)

--------
(i) The information provided for the PEA Renaissance and PEA Value Funds reflects results of operations under each Fund's former Sub-Adviser through May 7, 1999 and May 8, 2000, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.
*  Annualized.
(a)Per share amounts based on average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.25%.
(c)Ratio of expenses to average net assets excluding trustees' expense is 1.20%.
(d)Ratio of expenses to average net assets excluding trustees' expense 1.10%.


66  PIMCO Funds: Multi-Manager Series

                                              Net                      Ratio of Net
   Tax                                       Assets                     Investment
  Basis                  Net Asset           End of  Ratio of Expenses Income (Loss) Portfolio
Return of      Total     Value End  Total    Period     to Average      to Average   Turnover
 Capital   Distributions of Period  Return   (000s)     Net Assets      Net Assets     Rate
----------------------------------------------------------------------------------------------
  $0.00       $(0.69)     $17.24    (5.90)% $ 86,043       1.26%(b)         0.09%        76%
    0.00       (1.32)      19.16     5.46    146,584       1.26(b)          0.04        109
    0.00       (1.19)      19.36    38.27     19,710       1.25             0.48        138
    0.00       (3.45)      14.99     3.56      1,286       1.25             2.21        133
    0.00       (2.33)      18.22    10.01        192       1.25            (0.02)       221
   $0.00      $ 0.00      $13.34     0.22%  $  1,166       1.21%(c)        (0.71)%      105%
    0.00        0.00       13.31   (31.04)       978       1.21(c)         (0.66)       114
    0.00       (4.03)      19.30   (27.82)     1,763       1.20            (0.70)       109
    0.00        0.00       31.14     2.23         10       1.20*           (0.69)*       99
   $0.00      $(0.58)     $12.70    (2.73)% $ 37,032       1.10%            0.85%       152%
    0.00       (1.91)      13.73    (3.73)    40,769       1.10             0.55        190
    0.00       (0.09)      16.10    42.66      4,003       1.10             0.66        204
    0.00       (2.81)      11.37    (7.07)        46       1.11(d)          1.71        196
    0.00       (1.95)      15.29    12.00        118       1.10             1.61        101


                                                                  Prospectus 67


                                                                                         Distributions
                          Net Asset    Net        Net Realized             Distributions   From Net
     Fiscal Year or        Value,   Investment   and Unrealized Total from   From Net      Realized
         Period           Beginning   Income     Gain (Loss) on Investment  Investment      Gain on
         Ended            of Period   (Loss)      Investments   Operations    Income      Investments
------------------------------------------------------------------------------------------------------
RCM Large Cap Growth Fund
  06/30/2003               $10.85     $ 0.03 (a)     $(0.01)(a)   $ 0.02      $(0.03)       $ 0.00
  06/30/2002                14.06       0.01 (a)      (3.22)(a)    (3.21)       0.00          0.00
  01/01/2001-06/30/2001     16.77      (0.01)(a)      (2.70)(a)    (2.71)       0.00         (0.00)
  12/31/2000                19.00      (0.05)(a)      (1.57)(a)    (1.62)       0.00         (0.61)
  03/02/1999-12/31/1999     16.60      (0.08)(a)       6.45 (a)     6.37        0.00         (3.97)
RCM Tax Managed Growth Fund
  06/30/2003               $ 9.41     $(0.01)(a)     $ 0.01 (a)   $ 0.00      $ 0.00        $ 0.00
  06/30/2002                11.78      (0.04)(a)      (2.33)(a)    (2.37)       0.00          0.00
  01/01/2001-06/30/2001     13.75      (0.04)(a)      (2.17)(a)    (2.21)       0.00         (0.00)
  12/31/2000                14.95      (0.11)(a)      (1.09)(a)    (1.20)       0.00          0.00
  02/12/1999-12/31/1999     10.34      (0.29)(a)       5.13 (a)     4.84        0.00         (0.23)
RCM Mid-Cap Fund
  06/30/2002               $ 1.99     $(0.01)(a)     $ 0.08 (a)   $ 0.07      $ 0.00        $ 0.00
  06/30/2002                 2.77      (0.02)(a)      (0.76)(a)    (0.78)       0.00          0.00
  01/01/2001-06/30/2001      3.33      (0.01)(a)      (0.55)(a)    (0.56)       0.00         (0.00)
  12/29/2000-12/31/2000      3.33       0.00 (a)       0.00 (a)     0.00        0.00          0.00

--------
*  Annualized.
(a)Per share amounts based on average number of shares outstanding during period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.02%.


68  PIMCO Funds: Multi-Manager Series


                                                                                        Ratio of
                                                    Net     Ratio of       Ratio of       Net
                           Fund     Net           Assets,  Expenses to   Expenses to   Investment
   Tax                  Redemption Asset          End of   Average Net   Average Net     Income
  Basis                 Fee Added  Value,         Period   Assets With  Assets Without (Loss) to
Return of     Total     to Paid in End of Total     (in    Waiver and     Waiver and    Average   Portfolio
 Capital  Distributions  Capital   Period Return  000's)  Reimbursement Reimbursement  Net Assets Turnover
-----------------------------------------------------------------------------------------------------------
  $0.00      $(0.03)      $0.00    $10.84   0.21% $70,789     1.00%          1.00%        0.33%       25%
   0.00        0.00        0.00     10.85 (22.83)  57,703     1.00           1.13         0.07        36
   0.00        0.00        0.00     14.06 (16.16)  41,355     1.00*          1.36*       (0.10)*      19
   0.00       (0.61)       0.00     16.77  (8.71)  22,782     1.08           1.74        (0.29)       42
   0.00       (3.97)       0.00     19.00  40.48      926     1.20*         60.04*       (0.55)*     109
  $0.00      $ 0.00       $0.00    $ 9.41   0.00% $ 3,120     1.35%          1.35%       (0.15)%      74%
   0.00        0.00        0.00      9.41 (20.12)   3,860     1.46           2.58        (0.42)       68
   0.00        0.00        0.24     11.78 (14.26)   5,889     1.50*          2.98*       (0.67)*      40
   0.00        0.00        0.00     13.75  (8.09)   6,052     1.50           3.03        (0.75)       85
   0.00       (0.23)       0.00     14.95  47.07      759     1.50*         35.08*       (2.66)*      43
  $0.00      $ 0.00       $0.00    $ 2.06   3.52% $ 3,374     1.04%(b)       1.04%(b)    (0.70)%     132%
   0.00        0.00        0.00      1.99 (28.16)   3,975     1.02           1.69        (0.80)      142
   0.00        0.00        0.00      2.77 (16.82)     440     1.02*          9.57*       (0.54)*      76
   0.00        0.00        0.00      3.33   0.00       50     0.00*          0.00*        0.00       193


                                                                  Prospectus 69

               PIMCO Funds: Multi-Manager Series
               The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

                     PIMCO Advisors Distributors LLC
                     2187 Atlantic Street
                     Stamford, CT 06902

               You may also contact your financial service firm for additional information.

               You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

               You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

               [LOGO] PIMCO
               ADVISORS

               File No. 811-6161


70  PIMCO Funds: Multi-Manager Series

               -----------------------------------------------------------------
               INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO Funds: Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISERS

               PIMCO Equity Advisors LLC, Cadence Capital Management LLC, Dresdner RCM Global Investors LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

               -----------------------------------------------------------------
               DISTRIBUTOR

               PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

               PFPC, Inc., P.O. Box 9688, Providence, RI 02940

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------
               For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus


PIMCO Funds:
Multi-
Manager Series

November 1,
2003

Share Class D

This Prospectus describes 9 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

                     (This page left blank intentionally)


2   PIMCO Funds: Multi-Manager Series

               Table of Contents


Summary Information.........................................................  4
Fund Summaries
   NACM Global Fund.........................................................  5
   NACM International Fund..................................................  7
   NACM Pacific Rim Fund....................................................  9
   PEA Innovation Fund...................................................... 12
   RCM Biotechnology Fund................................................... 14
   RCM Global Healthcare Fund............................................... 16
   RCM Global Small-Cap Fund................................................ 19
   RCM Global Technology Fund............................................... 22
   RCM International Growth Equity Fund..................................... 24
Summary of Principal Risks.................................................. 26
Prior Nicholas-Applegate Performance Information............................ 30
Management of the Funds..................................................... 32
How Fund Shares Are Priced.................................................. 37
How to Buy and Sell Shares.................................................. 38
Fund Distributions.......................................................... 41
Tax Consequences............................................................ 42
Characteristics and Risks of Securities and Investment Techniques........... 43
Financial Highlights........................................................ 50


                                                                  Prospectus 3

               Summary Information

               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                             Approximate
                     PIMCO                    Investment           Main                      Number of
                     Fund                     Objective            Investments               Holdings
---------------------------------------------------------------------------------------------------------
Global Stock Funds   NACM Global              Maximum long-term    Equity securities of      65-90
                                              capital appreciation large capitalization
                                                                   companies located in at
                                                                   least three different
                                                                   countries
                     ------------------------------------------------------------------------------------
                     RCM Global Small-Cap     Long-term capital    Equity securities of      55-95
                                              appreciation         issuers located in at
                                                                   least three different
                                                                   countries
---------------------------------------------------------------------------------------------------------
International Stock  NACM International       Maximum long-term    Equity securities of      100-150
Funds                                         capital appreciation large capitalization
                                                                   companies in at least
                                                                   three non-U.S. countries
                     ------------------------------------------------------------------------------------
                     RCM International Growth Long-term capital    Equity securities of      75-115
                     Equity                   appreciation         issuers located in at
                                                                   least ten different
                                                                   countries
                     ------------------------------------------------------------------------------------
                     NACM Pacific Rim         Long-term growth     Equity securities of      80-110
                                              of capital           companies located within
                                                                   the Pacific Rim
---------------------------------------------------------------------------------------------------------
Sector-Related Stock RCM Global Healthcare    Long-term capital    Equity securities of      40-80
Funds                                         appreciation         healthcare-related
                                                                   issuers located in at
                                                                   least three different
                                                                   countries
                     ------------------------------------------------------------------------------------
                     RCM Global Technology    Long-term capital    Equity securities of      65-105
                                              appreciation         technology-related
                                                                   issuers located in at
                                                                   least three different
                                                                   countries
                     ------------------------------------------------------------------------------------
                     PEA Innovation           Capital              Common stocks of          40-70
                                              appreciation; no     technology-related
                                              consideration is     issuers with market
                                              given to income      capitalizations of more
                                                                   than $200 million
                     ------------------------------------------------------------------------------------
                     RCM Biotechnology        Long-term capital    Equity securities of      30-70
                                              appreciation         biotechnology-related
                                                                   issuers
---------------------------------------------------------------------------------------------------------

                          Approximate
Main                      Capitalization
Investments               Range
----------------------------------------------------
Equity securities of      All capitalizations
large capitalization
companies located in at
least three different
countries
----------------------------------------------------
Equity securities of      Same as the MSCI World
issuers located in at     Small Cap Index
least three different
countries
----------------------------------------------------
Equity securities of      Companies with
large capitalization      capitalizations in the top
companies in at least     75% of the relevant
three non-U.S. countries  market
----------------------------------------------------
Equity securities of      All capitalizations
issuers located in at
least ten different
countries
----------------------------------------------------
Equity securities of      All capitalizations
companies located within
the Pacific Rim
----------------------------------------------------
Equity securities of      All capitalizations
healthcare-related
issuers located in at
least three different
countries
----------------------------------------------------
Equity securities of      At least $500 million
technology-related
issuers located in at
least three different
countries
----------------------------------------------------
Common stocks of          More than $200 million
technology-related
issuers with market
capitalizations of more
than $200 million
----------------------------------------------------
Equity securities of      All capitalizations
biotechnology-related
issuers
----------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds. The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.


4   PIMCO Funds: Multi-Manager Series

               PIMCO NACM Global Fund

--------------------------------------------------------------------------------

Principal       Investment Objective    Fund Focus                       Approximate Capitalization Range
Investments     Seeks maximum long-term Equity securities of large       All capitalizations
and Strategies  capital appreciation    capitalization companies located
                                        in at least three different
                Fund Category           countries                        Dividend Frequency
                Global Stocks                                            At least annually
                                        Approximate Number of Holdings
                                        65-90

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

 .  Foreign (non-U.S.) Investment  .  Growth Securities Risk  .  Management Risk
   Risk                            .  Currency Risk           .  Turnover Risk
 .  Emerging Markets Risk          .  Issuer Risk             .  Liquidity Risk
 .  Credit Risk                    .  Derivatives Risk        .  Smaller Company Risk
 .  Market Risk                    .  Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.




                                                                  Prospectus 5

--------------------------------------------------------------------------------
Fees and
Expenses of
the Fund These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)                                   None

Redemption Fee (as a percentage of exchange price or amount redeemed)                        2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                          Distribution                          Total Annual
                                      Advisory            and/or Service            Other       Fund Operating
                                      Fees                (12b-1) Fees(2)           Expenses(3) Expenses
 -------------------------------------------------------------------------------------------------------------
 Class D                              0.70%               0.25%                     0.60%       1.55%
 -------------------------------------------------------------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.60%).

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

        Year 1 Year 3 Year 5 Year 10
------------------------------------
Class D $158    $490   $845  $1,845
------------------------------------



6   PIMCO Funds: Multi-Manager Series

               PIMCO NACM International Fund

--------------------------------------------------------------------------------

Principal       Investment Objective            Fund Focus                           Approximate Capitalization Range
Investments     Seeks maximum long-term capital Equity securities of large           Companies with capitalizations in the
and Strategies  appreciation                    capitalization companies in at least top 75% of the relevant market three countries outside the United
                Fund Category                   States                               Dividend Frequency
                International Stocks                                                 At least annually
                                                Approximate Number of Holdings
                                                100-150

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization companies ("large cap stocks") located in at least three countries outside of the United States. The Fund may invest in over 50 different countries worldwide. The Fund generally invests in companies whose stock market capitalizations are in the top 75% of publicly-traded companies in the relevant market. The capitalization range for large capitalization stocks will vary from country to country and may fluctuate greatly due to changing currency values, differences in the size of the respective economies and movements in local stock markets. The Fund may also invest in companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. companies. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective.

               The portfolio managers focus on a "bottom-up" analysis of the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 200% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk    .Emerging Markets Risk
..Issuer Risk             .Currency Risk     .Foreign (non-U.S.) Investment Risk
..Growth Securities Risk  .Credit Risk       .Leveraging Risk
..Turnover Risk           .Derivatives Risk  .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.



                                                                  Prospectus 7

--------------------------------------------------------------------------------
Fees and
Expenses of
the Fund These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)            None
Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                 Distribution                Total Annual
        Advisory and/or Service  Other       Fund Operating
        Fees     (12b-1) Fees(2) Expenses(3) Expenses
-----------------------------------------------------------
Class D 0.70%    0.25%           0.70%       1.65%
-----------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees (0.70%).

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

        Year 1 Year 3 Year 5 Year 10
------------------------------------
Class D $168    $520   $897  $1,955
------------------------------------



8   PIMCO Funds: Multi-Manager Series

               PIMCO NACM Pacific Rim Fund

--------------------------------------------------------------------------------

Principal       Investment Objective      Fund Focus                       Approximate Capitalization Range
Investments     Seeks long-term growth of Equity securities of Pacific Rim All Capitalizations
and Strategies  capital                   companies
                                                                           Dividend Frequency
                Fund Category             Approximate Number of Holdings   At least annually
                International Stocks      80-110

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

               The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

               In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

 .Foreign (non-U.S.) Investment  .  Issuer Risk             .  Smaller Company Risk
  Risk                           .  Currency Risk           .  Management Risk
 .Emerging Markets Risk          .  Growth Securities Risk  .  Turnover Risk
 .Credit Risk                    .  Leveraging Risk         .  Liquidity Risk
 .Market Risk                    .  Derivatives Risk        .  Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information    The Fund reorganized on July 20, 2002, when the
               Nicholas-Applegate Pacific Rim Fund (the "NACM Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information below provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund's average annual returns compare with the returns of a broad based securities market index and an index of similar funds. For periods prior to July 21, 2002, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund, adjusted to reflect the administrative fees and other expenses paid by the Fund's Institutional Class shares, which are offered in a different prospectus. (The NACM Fund did not offer shares corresponding to the Fund's Class D shares.) Performance information in the Average Annual Total Returns table also shows performance of Institutional Class shares of the NACM Fund, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by the Fund's
               Institutional Class Shares and Class D shares. Although
               Institutional Class and Class D shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class D



                                                                  Prospectus 9
               performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses paid by Institutional Class shares and shares of the NACM Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   ------------------------
                                    [CHART]        1/1/03-9/30/03                16.66%

 1998    1999     2000      2001    2002           Highest and Lowest Quarter Returns
------  -------  -------  -------  ------          (For periods shown in the bar chart)
-6.56%  142.44%  -26.44%  -17.35%  -6.61%          ------------------------
                                                   Highest (4/1/99-6/30/99)      44.16%
                                                   ------------------------
                                                   Lowest (4/1/98-6/30/98)      -23.54%

                              Calendar Year End (through 12/31)

               Average Annual Total Returns (for the periods ended 12/31/02)

                                                            Since NACM
                                                            Fund Inception
                                            1 Year  5 Years (12/31/97)/(4)/
---------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/     -6.61%  5.16%   5.16%
---------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1)/                          -6.82% -0.55%  -0.55%
---------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/  -4.03%  2.59%   2.59%
---------------------------------------------------------------------------
Class D                                      -7.16%  4.66%   4.66%
---------------------------------------------------------------------------
MSCI Pacific Index/(2)/                      -9.02% -3.88%  -3.88%
---------------------------------------------------------------------------
Lipper Pacific Region Funds Average/(3)/    -10.92% -2.60%  -2.60%
---------------------------------------------------------------------------

              (1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class D will vary.
              (2)The Morgan Stanley Capital International (MSCI) Pacific Index
                 is composed of companies representative of the market structure of 6 developed market countries in the Pacific
                 Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
              (3)The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
              (4)The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.
               PIMCO NACM Pacific Rim Fund (continued)


10  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)                                     None

Redemption Fee (as a percentage of exchange price or amount redeemed)                          2.00%*

               * The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees."

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                           Distribution                Total Annual
                  Advisory and/or Service  Other       Fund Operating
                  Fees     (12b-1) Fees(2) Expenses(3) Expenses
          -----------------------------------------------------------
          Class D 0.90%    0.25%           0.75%       1.90%
          -----------------------------------------------------------

              (1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
              (2)The Fund's administration agreement includes a plan for Class
                 D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
              (3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.05% in interest and tax expenses incurred by the class during the most recent fiscal year.

               Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                              Year 1 Year 3 Year 5 Year 10
                      ------------------------------------
                      Class D $193   $597   $1,026 $2,222
                      ------------------------------------




                                                                  Prospectus 11

               PIMCO PEA Innovation Fund
--------------------------------------------------------------------------------

Principal       Investment Objective             Fund Focus                          Approximate Capitalization Range
Investments     Seeks capital appreciation; no   Common stocks of technology-related More than $200 million and Strategies  consideration is given to income companies
                                                                                     Dividend Frequency
                Fund Category                    Approximate Number of Holdings      At least annually
                Sector-Related Stocks            40-70

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and or/service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

               Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund is "diversified" within the meaning of the Investment Company Act of 1940.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

  . Market Risk              . Liquidity Risk           . Credit Risk
  . Issuer Risk              . Foreign Investment Risk  . Management Risk
  . Focused Investment Risk  . Technology Related Risk  . Leveraging Risk
  . Growth Securities Risk   . Currency Risk            . Derivatives Risk
  . Smaller Company Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund's Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


12  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D                            More Recent Return Information
                                                                  ------------------------
                                                                  1/1/03-9/30/03                25.88%

                                                                  Highest and Lowest Quarter Returns
                                                                  (for periods shown in the bar chart)
                                                                  ------------------------------------
                                                                  Highest (10/1/99-12/31/99)    80.23%
                                                                  ------------------------------------
                                                                  Lowest (7/1/01-9/30/01)      -46.30%
                                    [CHART]

 1995    1996   1997    1998    1999      2000    2001      2002
------  ------  -----  ------  -------  -------  -------  -------
45.33%  23.60%  9.03%  79.65%  140.42%  -28.84%  -45.10%  -52.31%

     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                Fund Inception
                                                1 Year  5 Years (12/22/94)/(4)/
-------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                    -52.31% -4.25%  5.81%
-------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/    -52.31% -5.54%  4.47%
-------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                       -32.12% -1.52%  5.99%
-------------------------------------------------------------------------------
NASDAQ Composite Index/(2)/                     -31.52% -3.18%  5.92%
-------------------------------------------------------------------------------
Lipper Science and Technology Fund Average/(3)/ -42.36% -2.52%  5.38%
-------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least
   65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)               None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares-- Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                   Distribution                       Total Annual
                                       Advisory    and/or Service       Other         Fund Operating
                                       Fees        (12b-1) Fees/(2)/    Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                0.65%       0.25%                0.40%         1.30%
----------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
   2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the
   Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1)
   Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for
   details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.
   (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the
Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                       Year 1      Year 3               Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                $132        $412                 $713          $1,568
----------------------------------------------------------------------------------------------------




                                                                  Prospectus 13

               PIMCO RCM Biotechnology Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Equity securities of companies in All capitalizations the biotechnology industry

                      Fund Category                        Approximate Number of Holdings    Dividend Frequency
                      Sector Related Stocks                30-70                             At least annually

               The Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

               Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Biotechnology Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk        .Foreign (non-U.S.)     .Focused Investment Risk
..Issuer Risk             .Derivatives Risk       Investment Risk        .Turnover Risk
..Growth Securities Risk  .Sector Specific Risk  .Emerging Markets Risk  .Credit Risk
..Smaller Company Risk    .IPO Risk              .Currency Risk          .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


14  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class D      More Recent Return Information
                                            ------------------------------------
                                            1/1/03-9/30/03                23.91%

                                            Highest and Lowest Quarter Returns
                                            (for periods shown in the bar chart)
                                            ------------------------------------
                                            Highest (10/1/99-12/31/99)    65.41%
                                            ------------------------------------
                                    [CHART] Lowest (1/1/01-3/31/01)      -34.52%

  1998    1999     2000    2001      2002
 ------  -------  ------  -------  -------
 17.76%  111.39%  81.93%  -24.68%  -39.96%

     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                     Fund inception
                                                                     1 Year  5 Years (12/30/97)/(6)/
----------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -39.96% 15.41%  15.40%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -39.96% 13.54%  13.53%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -24.54% 11.90%  11.90%
----------------------------------------------------------------------------------------------------
NASDAQ Biotechnology Index/(2)/                                      -45.32% 10.39%  10.39%
----------------------------------------------------------------------------------------------------
AMEX Biotechnology Index/(3)/                                        -41.76% 15.80%  15.80%
----------------------------------------------------------------------------------------------------
Lipper Health/Biotechnology Funds Average/(4)/                       -28.04%  6.24%   6.24%
----------------------------------------------------------------------------------------------------
Blended Index/(5)/                                                   -39.27% 10.95%  10.95%
----------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The NASDAQ Biotechnology Index represents the largest and most actively traded
    NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
(3)The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
(4) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(5) The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ Biotechnology Index and 20% MSCI
    World Pharmaceuticals and Biotechnology Index. The NASDAQ Biotechnology Index is
    described above. The Morgan Stanley Capital International ("MSCI") World
    Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development, manufacturing or marketing of products based on advanced biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index meets the classification standards of the Global Industry
    Classification System of MSCI and is a subset of the MSCI World Index. It is not possible to invest directly in these indexes.
(6) The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                   Distribution                       Total Annual
                                       Advisory    and/or Service       Other         Fund Operating
                                       Fees        (12b-1) Fees/(2)/    Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                0.90%       0.25%                0.46%         1.61%
----------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1,
    2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the
    Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1)
    Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds -- Administrative Fees" for
    details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.
    (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class
    D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees'
    expenses incurred during the most recent fiscal year.
Examples. The Examples below are intended to help you compare the cost of investing in
Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                       Year 1      Year 3               Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                $164        $508                 $876          $1,911
----------------------------------------------------------------------------------------------------




                                                                  Prospectus 15

               PIMCO RCM Global Healthcare Fund

--------------------------------------------------------------------------------

Principal       Investment Objective                 Fund Focus                            Approximate Capitalization Range
Investment      Seeks long-term capital appreciation Equity securities of companies in the All capitalizations
and Strategies                                       healthcare industry
                Fund Category                                                              Dividend Frequency
                Global Stocks                        Approximate Number of Holdings        At least annually
                                                     40-80

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies in the healthcare industry. The Fund's assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

               The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Healthcare Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

.. Market Risk              .Derivatives Risk                    . Focused Investment Risk
.. Issuer Risk              .Sector Specific Risk                . Leveraging Risk
.. Growth Securities Risk   .Foreign (non-U.S.) Investment Risk  . Credit Risk
.. Smaller Company Risk     .Emerging Markets Risk               . Turnover Risk
.. Liquidity Risk           .Currency Risk                       . Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


16  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM
               Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The
               Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


Calendar Year Total Returns -- Class D             More Recent Return Information
                                                   ------------------------------------
                                                   1/1/03-9/30/03                13.46%

                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
                                                   ------------------------------------
                                                   Highest (10/1/99-12/31/99)    39.42%
                                                   ------------------------------------
                                                   Lowest (1/1/01-3/31/01)      -24.43%

                                    [CHART]

1997   1998   1999   2000   2001     2002
------ ------ ------ ------ ------- -------
30.00% 25.57% 28.73% 73.37% -13.80% -26.56%
        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                     Fund inception
                                                                     1 Year  5 Years (12/31/96)/(4)/
----------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                         -26.56% 12.15%  14.94%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                         -26.56% 10.12%  12.42%
----------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -16.31%  9.20%  11.31%
----------------------------------------------------------------------------------------------------
MSCI World Healthcare Index/(2)/                                     -17.15%  2.39%   7.56%
----------------------------------------------------------------------------------------------------
Lipper Health/Biotechnology Funds Average/(3)/                       -28.04%  6.24%   8.30%
----------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
    After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The Morgan Stanley Capital International ("MSCI") World Healthcare
    Index is an unmanaged index that includes companies primarily involved in health care equipment and services as well as companies primarily involved in pharmaceuticals and biotechnology. The index meets the classification standards of the Global Industry
    Classification System (GICS) of MSCI and is a subset of the MSCI
    World Index. It is not possible to invest directly in the index.
(3) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(4) The Fund began operations on 12/31/96. Index comparisons begin on
    12/31/96.


                                                                  Prospectus 17

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class D shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)            None
Redemption Fee (as a percentage of exchange price or amount redeemed) 2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00%
  (1.00% until the close of business on February 6, 2004) the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges
  (loads). See "How to Buy and Sell Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                               Distribution                         Total Annual
                                Advisory       and/or Service         Other         Fund Operating
                                Fees           (12b-1) Fees/(2)/      Expenses/(3)/ Expenses
--------------------------------------------------------------------------------------------------
Class D                         0.80%          0.25%                  0.56%         1.61%
--------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940.
    Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1)
    Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds --  Administrative Fees" for details.
    The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or
    Service (12b-1) Fees and 0.01% in trustees' expenses incurred during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                Year 1         Year 3                 Year 5        Year 10
--------------------------------------------------------------------------------------------------
Class D                         $164           $508                   $876          $1,911
--------------------------------------------------------------------------------------------------


18  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Global Small-Cap Fund



--------------------------------------------------------------------------------

Principal       Investment Objective                 Fund Focus                               Approximate Capitalization Range
Investments     Seeks long-term capital appreciation Smaller capitalization equity securities Same as the MSCI World Small Cap
and Strategies                                                                                Index
                Fund Category                        Approximate Number of Holdings
                Global Stocks                        55-95                                    Dividend Frequency
                                                                                              At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities which as of September 30, 2003 would permit the Fund to maintain a weighted-average market capitalization ranging from $555 million to $2.22 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

 . Market Risk            . Derivatives Risk                   . Currency Risk
 . Issuer Risk            . Sector Specific Risk               . Leveraging Risk
 . Growth Securities Risk . Foreign (non-U.S.) Investment Risk . Credit Risk
 . Smaller Company Risk   . Emerging Markets Risk              . Turnover Risk
 . Liquidity Risk         . Focused Investment Risk            . Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 19

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional
               Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class D             More Recent Return Information
                                                   ------------------------------------
                                                   1/1/03-9/30/03                24.13%
                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
                                                   ------------------------------------
                                                   Highest (10/1/99-12/31/99)    64.77%
                                                   ------------------------------------
               [CHART]                             Lowest (7/1/01-9/30/01)      -26.46%

 1997    1998    1999     2000      2001     2002
------  ------  -------  -------  -------  -------
25.17%  19.29%  103.96%  -13.84%  -25.18%  -17.68%

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                       Fund inception
                                                                     1 Year   5 Years  (12/31/96)/(4)/
------------------------------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                                          -17.68%    5.24% 8.33%
------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/                          -17.68%    3.77% 6.23%
------------------------------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale of Fund Shares/(1)/  -10.86%    3.98% 6.14%
------------------------------------------------------------------------------------------------------
MSCI World Small Cap Index/(2)/                                       -15.69%    0.92% 0.26%
------------------------------------------------------------------------------------------------------
Lipper Global Small Cap Funds Average/(3)/                            -19.07%   -0.52% 0.83%
------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as
    401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The Morgan Stanley Capital International World Small Cap Index ("MSCI-WSCI")
    is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
(3) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United
    States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
(4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


20  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)                 None

Redemption Fee (as a percentage of exchange price or amount redeemed)      2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund and are not sales charges
  (loads). See "How to Buy and Sell Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                 Distribution                        Total Annual
                                    Advisory     and/or Service        Other         Fund Operating
                                    Fees         (12b-1) Fees/(2)/     Expenses/(3)/ Expenses
---------------------------------------------------------------------------------------------------
Class D                             1.00%        0.25%                 0.61%         1.86%
---------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January
    1, 2004) may be charged a fee of $16.
(2) The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total
    Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25%
    authorized under the plan is paid under the plan. Please see "Management of the
    Funds -- Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the
    National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in interest expense incurred during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The
Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                    Year 1       Year 3                Year 5        Year 10
---------------------------------------------------------------------------------------------------
Class D                             $189         $585                  $1,006        $2,180
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 21

               PIMCO RCM Global Technology Fund

--------------------------------------------------------------------------------

Principal         Investment Objective                   Fund Focus                         Approximate Capitalization Range
Investments       Seeks long-term capital appreciation   Equity securities of U.S. and non- At least $500 million
and Strategies                                           U.S. technology-related companies
                  Fund Category                                                             Dividend Frequency
                  Global Stocks                          Approximate Number of Holdings     At least annually
                                                         65-105

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies in the technology industry. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

               The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Goldman Sachs Technology and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

.. Market Risk              . Sector Specific Risk               .Focused Investment Risk
.. Issuer Risk              . Technology Related Risk            .Leveraging Risk
.. Growth Securities Risk   . IPO Risk                           .Turnover Risk
.. Smaller Company Risk     . Foreign (non-U.S.) Investment Risk .Credit Risk
.. Liquidity Risk           . Emerging Markets Risk              .Management Risk
.. Derivatives Risk         . Currency Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's
               Class D shares (1/20/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service
               (12b-1) fees and other expenses paid by Class D shares. The
               Fund's total expenses are expected to be higher than the DRCM
               Fund's historical


22  PIMCO Funds: Multi-Manager Series
               total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The performance for the year 1999 benefited to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class D                     More Recent Return Information
                                                           ------------------------
                                    [CHART]                1/1/03-9/30/03                35.99%

 1996    1997    1998    1999     2000     2001      2002  Highest and Lowest Quarter Returns
------  ------  ------  -------  -------  -------  ------- (for periods shown in the bar chart)
26.10%  26.77%  60.66%  182.55%  -14.60%  -39.55%  -40.59% ------------------------------------
                                                           Highest (10/1/99-12/31/99)    82.74%
                                                           ------------------------------------
                                                           Lowest (10/1/00-12/31/00)    -34.54%

     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                Fund inception
                                                1 Year  5 Years (12/27/95)/(4)/
-------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                    -40.59%  6.84%  12.15%
-------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/    -40.59%  6.46%  10.93%
-------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                       -24.92%  5.67%   9.75%
-------------------------------------------------------------------------------
Goldman Sachs Technology Index/(2)/             -40.38% -3.41%   5.07%
-------------------------------------------------------------------------------
Lipper Science & Technology Fund Average/(3)/   -42.36% -2.52%   1.24%
-------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Goldman Sachs Technology index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(3)The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)                   None
Redemption Fee (as a percentage of exchange price or amount redeemed)        2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00%
  of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell
  Shares--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                         Distribution                    Total Annual
                                                Advisory and/or Service    Other         Fund Operating
                                                Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
-------------------------------------------------------------------------------------------------------
Class D                                         0.95%    0.25%             0.56%         1.76%
-------------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940.
   Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be
   Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the Funds--Administrative Fees" for details.
   The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be "service fees," class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in interest expense incurred during the most recent fiscal year.
Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest
$10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                                Year 1   Year 3            Year 5        Year 10
-------------------------------------------------------------------------------------------------------
Class D                                         $179     $554              $954          $2,073
-------------------------------------------------------------------------------------------------------


                                                                  Prospectus 23

               PIMCO RCM International Growth Equity Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Equity securities of companies All capitalizations worldwide
                      Fund Category                                                       Dividend Frequency
                      International Stocks                 Approximate Number of Holdings At least annually
                                                           75-115

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index and the MSCI-ACWI Ex-U.S. Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

.. Market Risk               . Derivatives Risk                       . Focused Investment Risk
.. Issue Risk                . Sector Specific Risk                   . Leveraging Risk
.. Growth Securities Risk    . Foreign (non-U.S.) Investment Risk     . Turnover Risk
.. Smaller Company Risk      . Emerging Markets Risk                  . Credit Risk
.. Liquidity Risk            . Currency Risk                          . Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total
               Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund's
               Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund's Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service
               (12b-1) fees and other expenses paid by Class D shares.


24  PIMCO Funds: Multi-Manager Series

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class D                            More Recent Return Information
                                                                  ------------------------------------
                                    [CHART]                       1/1/03-9/30/03                 8.65%

 1995    1996    1997    1998    1999     2000     2001     2002  Highest and Lowest Quarter Returns
------  ------  ------  ------  ------  -------  -------  ------- (for periods shown in the bar chart)
17.69%  19.02%  17.64%  13.53%  60.27%  -26.95%  -32.23%  -22.94% ------------------------------------
                                                                  Highest (10/1/99-12/31/99)    41.21%
                                                                  ------------------------------------
     Calendar Year End (through 12/31)                            Lowest (1/1/01-3/31/01)      -18.45%

Average Annual Total Returns (for periods ended 12/31/02)
                                                                     Fund inception
                                                   1 Year   5 Years  (5/22/95)/(5)/
-----------------------------------------------------------------------------------
Class D -- Before Taxes/(1)/                        -22.94%   -7.04%    1.37%
-----------------------------------------------------------------------------------
Class D -- After Taxes on Distributions/(1)/        -23.16%   -8.59%   -0.55%
-----------------------------------------------------------------------------------
Class D -- After Taxes on Distributions and Sale
 of Fund Shares/(1)/                                -14.09%   -5.20%    1.07%
-----------------------------------------------------------------------------------
MSCI-EAFE Index/(2)/                                -15.64%   -2.61%    0.15%
-----------------------------------------------------------------------------------
MSCI-ACWI Ex-U.S. Index/(3)/                        -14.68%   -2.66%    0.10%
-----------------------------------------------------------------------------------
Lipper International Funds Average/(4)/             -16.38%   -2.48%    1.52%
-----------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Morgan Stanley Capital International Europe Australasia Far East
   ("MSCI-EAFE") Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
(3)The Morgan Stanley All Country World Free ("MSCI-ACWI") Ex-U.S. Index is a
   widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the
   United States. It is not possible to invest directly in the index.
(4)The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.
(5)The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class D shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None

Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to
  2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and
  Sell Shares--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                     Distribution                     Total Annual
                                           Advisory  and/or Service     Other         Fund Operating
                                           Fees      (12b-1) Fees/(2)/  Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------
Class D                                    0.50%     0.25%              0.78%         1.53%
----------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)The Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of
   0.95% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see "Management of the
   Funds--Administrative Fees" for details. The Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the National Association of
   Securities Dealers, Inc. (the "NASD"). To the extent that such fees are deemed not to be
   "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.08% in trustees' and interest expense incurred during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                           Year 1    Year 3             Year 5        Year 10
----------------------------------------------------------------------------------------------------
Class D                                    $156      $483               $834          $1,824
----------------------------------------------------------------------------------------------------


                                                                  Prospectus 25

               Summary of Principal Risks

               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         The Funds may place particular emphasis on equity securities of
Securities     companies that its portfolio manager or portfolio management
Risk           team believes will experience relatively rapid earnings growth.
               Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global, NACM Pacific
               Rim, PEA Innovation, RCM Biotechnology, RCM Global Healthcare,
               RCM Global Small-Cap, RCM Global Technology and RCM
               International Growth Equity Funds generally have substantial exposure to this risk.

IPO Risk The Funds, particularly the PEA Innovation, RCM Biotechnology and RCM Global Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign


26  PIMCO Funds: Multi-Manager Series
               securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All of the Funds may use derivatives, which are financial
Risk           contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques -- Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Financial Sector Related Risk. Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

               Healthcare Related Risk. The RCM Global Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds may make significant investments in the healthcare industry and may also be subject to these risks.

               Technology Related Risk. Because the PEA Innovation Fund concentrates its investments in companies which utilize innovative technologies, and the RCM Global Technology concentrates its investments in the technology industry, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap Fund, may also be subject to these risks to the extent they invest a substantial portion of their assets in technology or technology-related companies.

               Biotechnology Related Risk. Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        Because all the Funds invest a substantial portion of their
(non-U.S.)     assets in foreign securities, they may experience more rapid and
Investment     extreme changes in value than Funds that invest exclusively in
Risk           securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
               Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
               Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
               standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also


                                                                  Prospectus 27
               adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

               EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The
               NACM Pacific Rim fund may invest a significant portion of its assets in emerging markets. The NACM Global, NACM International and RCM Funds also may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area
               (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Funds and RCM Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, such as the RCM Biotechnology, RCM Global Healthcare, RCM
               Global Technology and RCM International Growth Equity Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The
               NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the PEA Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the Fund normally
               "concentrates" its investments in those companies. Similarly, the RCM Biotechnology, RCM Global Technology and RCM Global
               Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally "concentrate" their investments in such companies.
               Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.


28  PIMCO Funds: Multi-Manager Series

               As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." The NACM International Fund is expected to have a portfolio turnover rate greater than 200%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. Certain of the other Funds, especially the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds, are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


                                                                  Prospectus 29

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Global and NACM International Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Global and NACM International Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The PIMCO Funds are recently organized and do not have a full calendar year of performance.

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR")(1), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               The Global Select Composite consists primarily of a diversified group of foreign and domestic larger market capitalization equities with a focus on stock selection. The Global Select Composite was created on October 1, 1997. The Global Select Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Global Select Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Global Select Composite.

               The International Equity Composite (the "International Composite") consists of equity investments in non-U.S. companies, with emerging countries exposure between 0% and 20%. The International Composite was created on March 1, 1996. The International Composite includes all discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000 having a minimum account size of $10 million. The International Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements,
               specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.
               --------
               (1)AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


30  PIMCO Funds: Multi-Manager Series

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.

Prior Performance of Similar Accounts Relating to the NACM Global Fund

                Nicholas-Applegate      Nicholas-Applegate           MSCI All Country
Year            Global Select Fund/(1)/ Global Select Composite/(2)/ World Index Free/(2)/
------------------------------------------------------------------------------------------
1998            46.18%                  46.18%                             21.97%
------------------------------------------------------------------------------------------
1999            129.35%                 129.35%                            26.85%
------------------------------------------------------------------------------------------
2000            (15.15)%                (16.24)%                           (13.96)%
------------------------------------------------------------------------------------------
2001            (20.37)%                (20.37)%                           (15.91)%
------------------------------------------------------------------------------------------
2002            (18.80)%                (18.80)%                           (18.98)%
------------------------------------------------------------------------------------------
10/1/02-9/30/03 28.50%                  28.80%                             26.77%
------------------------------------------------------------------------------------------
10/1/98-9/30/03 14.39%                  14.14%                             1.15%
------------------------------------------------------------------------------------------
Since Inception 14.49%                  14.23%                             0.52%
------------------------------------------------------------------------------------------

            (1) The "Since Inception" date for Nicholas-Applegate Global Select
                Fund is September 30, 1997.
            (2) The Morgan Stanley Capital International ("MSCI") All Country
                World Index Free is an unmanaged market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The Index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The "Since Inception" date for the Nicholas-Applegate Global Select Composite and MSCI World Index Free is October 1, 1997.

Prior Performance of Similar Accounts Relating to the NACM International Fund

                   Nicholas-Applegate    Nicholas-Applegate
                   International Core    International Equity    MSCI EAFE
Year               Growth Fund/(1)/      Composite/(2)/          Index/(2)/
------------------------------------------------------------------------------
1998               21.54%                22.26%                  20.33%
------------------------------------------------------------------------------
1999               69.07%                68.21%                  27.30%
------------------------------------------------------------------------------
2000               (23.08)%              (24.23)%                (13.96)%
------------------------------------------------------------------------------
2001               (27.97)%              (27.96)%                (21.21)%
------------------------------------------------------------------------------
2002               (19.21)%              (18.80)%                (15.66)%
------------------------------------------------------------------------------
10/1/02-9/30/03    18.94%                19.33%                  23.53%
------------------------------------------------------------------------------
10/1/98-9/30/03    (0.04)%               (0.02)%                 0.39%
------------------------------------------------------------------------------
Since Inception    5.22%                 5.86%                   1.19%
------------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate
                International Core Growth Fund is December 27, 1996.
             (2)Morgan Stanley Capital International Europe, Australia, Far
                East Index ("MSCI EAFE") is an unmanaged total-return performance benchmark. It is a capitalization-weighted index representative of the stock market structure of Europe and the Pacific Basin. The "Since Inception" date for the Nicholas-Applegate International Equity Composite and MSCI EAFE Index is March 1, 1996.


                                                                  Prospectus 31

               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage the Funds' investments. See "Sub-Advisers" below.

               The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

   Fund                                                         Advisory Fees
   --------------------------------------------------------------------------
   RCM International Growth Equity Fund                             0.50%
   PEA Innovation Fund                                              0.65%
   NACM Global and NACM International Funds                         0.70%
   RCM Global Healthcare Fund                                       0.80%
   RCM Biotechnology Fund                                           0.90%
   NACM Pacific Rim Fund*                                           0.91%
   RCM Global Technology Fund                                       0.95%
   RCM Global Small-Cap Fund                                        1.00%

              * From the beginning of the most recently completed fiscal year
                (7/1/02) until July 19, 2002 (the "Interim Period"), the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund's predecessor, paid advisory fees to NACM at an annual rate of 1.00%. The advisory fee rate stated above for the NACM Pacific Rim Fund reflects the weighted average of the advisory fee rate paid during the Interim Period (1.00%) and the current advisory fee rate (0.90%).

               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Class D shareholders
Fees of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to Class D shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               The Adviser or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).


32  PIMCO Funds: Multi-Manager Series

               Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class D shares):

Fund                                                                             Administrative Fees*
-----------------------------------------------------------------------------------------------------
PEA Innovation Fund                                                                     0.65%
RCM Biotechnology Fund                                                                  0.70%
RCM Global Healthcare and RCM Global Technology Funds                                   0.80%
NACM Global and RCM Global Small-Cap Funds                                              0.85%
NACM International, NACM Pacific Rim and RCM International Growth Equity Funds          0.95%

              * As described below under "12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the "Annual Fund Operating Expenses" table provided under "Fees and Expenses of the Fund" for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" (0.25%) and "Other Expenses" (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading "Distribution and/or Service (12b-1) Fees" would be 0.00% and the fees paid under the column reading "Other Expenses" would increase by 0.25% accordingly so that the total Administrative Fee remains the same.

12b-1 Plan     The Funds' administration agreement includes a plan for Class D
for Class D    shares that has been adopted in conformity with the requirements
Shares         set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.
               The "Annual Fund Operating Expenses" tables on the prior pages show the Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Other
               Expenses." If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading "Distribution and/or Service (12b-1)
               Fees" would be 0.00% and the fees paid under the column reading
               "Other Expenses" would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*                             Funds
--------------------------------------------------------------------------------------------------------
Nicholas-Applegate Capital Management    NACM Global, NACM International and NACM Pacific RIm Funds (the
LLC ("NACM")                             "NACM Funds")
600 West Broadway
San Diego, CA 92101
--------------------------------------------------------------------------------------------------------
PIMCO Equity Advisors LLC ("PIMCO        PEA Innovation
Equity Advisors")
1345 Avenue of the Americas, 50th Floor
New York, NY 10105
--------------------------------------------------------------------------------------------------------
Dresdner RCM Global Investors LLC        RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap,
("Dresdner RCM")                         RCM Global Technology and RCM International Growth Equity (the
4 Embarcadero Center                     "RCM Funds")
San Francisco, CA 94111
--------------------------------------------------------------------------------------------------------
* Eachof the Sub-Advisers is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds' investments.


                                                                  Prospectus 33

NACM Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Nicholas-Applegate had approximately $18.4 billion in assets under management.

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.


Fund         Portfolio Managers   Since            Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------
NACM Global Catherine Nicholas    2002 (inception) Nicholas-Applegate's Chief Investment Officer from 1997 to
            (expected to retire                    August, 2002. She is responsible for management of
            12/31/03)                              Nicholas-Applegate's global equities Strategies. Ms. Nicholas joined the firm in 1987 and has 18 years' prior investment experience with Professional Asset Securities, Inc. and Pacific
                                                   Century Advisors.

            Pedro Marcal          2002 (inception) Lead Portfolio Manager for the Nicholas-Applegate Global Select
                                                   strategies since 2001. Lead Portfolio Manager for the
                                                   Nicholas-Applegate Emerging Countries strategies from 1994 until
                                                   2001. He has 5 years' prior investment management experience with
                                                   A.B. Laffer & Associates as an economist and A-Mark Precious
                                                   Metals as a precious metals trader.


            Nicholas Melhuish     2003             Lead Portfolio Manager for Nicholas-Applegate Global Equities
                                                   strategies since 2003. Prior to joining Nicholas-Applegate in
                                                   2003, he spent 4 years with Putnam Investments as an
                                                   international portfolio manager and 8 years with Schroder
                                                   Investment Management managing international, European and Asian equities.

            Horacio A. Valerias   2003             See Above
            Andrew Beal           2002 (inception) Lead Portfolio Manger for the Nicholas-Applegate Emerging
                                                   Countries and Pacific Rim strategies since 2001. Prior to joining
                                                   Nicholas-Applegate in 2001, he spent 10 years with Schroder
                                                   Investment Management (UK) LTD specializing in Asian Investments as Head of Asian institutional investments.

            Melisa Grigolite, CFA 2002 (inception) Portfolio Manager for the Nicholas-Applegate's International
                                                   Growth strategies since 1997. Ms. Grigolite joined the firm in
                                                   1991. She has 11 years' prior experience.

            Michael Fredericks    2002 (inception) International Product Specialist with Nicholas-Applegate since
                                                   2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice
                                                   president; and Bank of America as a senior financial analyst.

            Chris Herrera         2002 (inception) Investment Analyst for Nicholas-Applegate International Growth
                                                   strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.



34  PIMCO Funds: Multi-Manager Series

Fund               Portfolio Managers    Since            Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
NACM International Horacio A. Valeiras   2003             See Above
                   Andrew Beal           2002 (inception) See Above
                   Jon Borchardt         2002 (inception) Investment Analyst for the Nicholas-Applegate International
                                                          strategies since 1996. He has 5 years' prior experience as a
                                                          International Account Administrator with Nicholas-Applegate
                                                          Capital Management.
                   Jason Campbell        2002 (inception) Portfolio Manager for the Nicholas-Applegate International
                                                          strategies since 1998. He has 3 years' prior experience with San
                                                          Diego State University Economics Department as both a teaching assistant and graduate student.
                   John Casarietti       2002 (inception) Investment Analyst for Nicholas-Applegate Emerging Countries
                                                          strategies since 2001 and Account Administrator from 1998 to
                                                          2001. His experience includes responsibilities in the firm's operations department and 4 years' prior experience with
                                                          Interbank Funding Group and Barron Chase Securities.
                   Michael Fredericks    2002 (inception) See Above
                   Melisa Grigolite, CFA 2002 (inception) See Above
                   Rebecca Hagstrom,     2002 (inception) Investment Analyst for Nicholas-Applegate Emerging Countries
                   CFA                                    strategies since 2000. Prior to joining Nicholas-Applegate in
                                                          2000, she spent a total of 5 years with Prudential Global Asset
                                                          Management; Prudential Capital Group; and Prudential Realty
                                                          Group as an investment analyst.
                   Karl Richlenburg      2002 (inception) Investment Analyst for Nicholas-Applegate International
                                                          strategies since 2001. Prior to joining Nicholas-Applegate in
                                                          2001, he spent a total of 8 years with GE Asset Management as an equity research associate; International Equities; and GFI Group
                                                          Ltd., London as a foreign exchange options broker.
                   Eric Sagmeister       2002 (inception) Investment Analyst for Nicholas-Applegate International
                                                          strategies since 1995. His experience with Nicholas-Applegate includes 5 years as a trade settlement coordinator and in the operations department.


                                                                  Prospectus 35

Fund             Portfolio Managers Since         Recent Professional Experience
----------------------------------------------------------------------------------------------------------
NACM Pacific Rim Andrew Beal        2001*         See Above
                 Shu Nung Lee, CFA  October, 2002 Portfolio Manager for the Nicholas-Applegate Pacific
                                                  Rim Strategies and International Strategies. Prior to
                                                  joining the firm in 2002, he was vice president and
                                                  senior research analyst on the Japan equity research
                                                  team and head of the Japan and Asia automotive team
                                                  with Lehman Brothers of Tokyo. Mr. Lee has six years of
                                                  investment research experience.
                 Karl Richtenburg   2001*         See Above
                 Jason Campbell     1998*         See Above
                 John Casarietti    2001*         See Above
                 Michael Fredericks 2001*         See Above

               * Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the PIMCO NACM Pacific Rim Fund's predecessor.

PIMCO Equity   PIMCO Equity Advisors provides equity-related advisory services
Advisors       to mutual funds and institutional accounts. Accounts managed by
               PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.2 billion. See "Investment Adviser and
               Administrator" above for additional information about ADAM of America.

               The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. Different sub-advisory firms served as Sub-Adviser for the PEA Innovation Fund prior to March 6, 1999.

Fund           Portfolio Managers  Since Recent Professional Experience
--------------------------------------------------------------------------------------
PEA Innovation Dennis P. McKechnie 1998  Portfolio Manager of PIMCO Equity Advisors.
                                         Prior to joining ADAM of America, he was
                                         with Columbus Circle Investors from 1991 to
                                         1999, where he managed equity accounts and
                                         served in various capacities including as
                                         Portfolio Manager for the Innovation Fund.
                                         Mr. McKechnie received an M.B.A. from
                                         Columbia Business School and a degree in
                                         electrical engineering from Purdue
                                         University.


               During December, 2001, the sub-advisory functions performed by PIMCO Equity Advisors, a division of ADAM of America, and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were subject to the approval of the Trust's Board of Trustees.



36  PIMCO Funds: Multi-Manager Series

Dresdner RCM   Dresdner RCM is located at Four Embarcadero Center, San
               Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global
               Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner
               RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds (with the exception of the RCM Global Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. Information about some of the investment professionals comprising the investment team is located in the SAI under "Other Information".

               The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small Cap Fund.

               The Healthcare Global Sector Research Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

               The International Equity Portfolio Management Team, is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

               The RCM Global Technology Fund is managed by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM since 1974, and other members of Dresdner RCM's Technology Research Team.

Adviser/Sub-   Shareholders of each Fund (except the PEA Innovation Fund) have
Adviser        approved a proposal permitting the Adviser to enter into new or
Relationship   amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange
               Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Class D shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Because each of the Funds may invest a significant portion of its assets outside the United States, the calculation of the Funds respective NAVs may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock


                                                                  Prospectus 37

               Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Funds, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               How to Buy and Sell Shares

               The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General        . Financial Service Firms.  Broker-dealers, registered
Information    investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services.
               Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

               Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

               . Calculation of Share Price and Redemption Payments. When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under "Redemption Fees." NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

               The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).


38  PIMCO Funds: Multi-Manager Series

Buying Shares  Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms" above.

               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment     The following investment minimums apply for purchases of Class D
Minimums       shares.

                   Initial Investment Subsequent Investments
                   -----------------------------------------
                    $5,000 per Fund*      $100 per Fund
                             * Prior to January 1, 2004 the initial investment
                               minimum applicable to purchases of Class D shares will be $2,500.

               Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum        Due to the relatively high cost to the Funds of maintaining
Account Size   small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged an annual small account fee of $16. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administration has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your
               Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds
               $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February
               6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging     Except as provided below or in the applicable Fund's or series'
Shares         prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds:
               Pacific Investment Management Series that offers Class D shares.
               Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% (1.00% for the PEA
               Innovation, RCM Biotechnology and RCM Global Healthcare Funds until the close of business on February 6, 2004) of the NAV of the shares exchanged. See "Redemption Fees" below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an


                                                                  Prospectus 39
               exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to your financial service firm of any termination or material modification of the exchange privilege with respect to Class D shares.

Selling        You can sell (redeem) Class D shares through your financial
Shares         service firm on any day the New York Stock Exchange is open.
               Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% (1.00% for the PEA Innovation, RCM Biotechnology and
               RCM Global Healthcare Funds until the close of business on February 6, 2004) of the NAV of the shares redeemed. See
               "Redemption Fees" below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

               Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

               Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions    The Trust has agreed to redeem shares of each Fund solely in
In Kind        cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption     Investors in Class D shares of the Funds will be subject to a
Fees           "Redemption Fee" on redemptions and exchanges of 2.00% (1.00%
               for the PEA Innovation, RCM Biotechnology and RCM Global
               Healthcare Funds until the close of business on February 6,
               2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.


40  PIMCO Funds: Multi-Manager Series

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

                 1. Name.

                 2. Date of birth (for individuals).

                 3. Residential or business street address.

                 4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem you shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents please
Documents      contact your financial service firm. Within 30 days after
               receipt of your request your financial service firm will begin sending you individual copies.

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               You can choose from the following distribution options:

               . Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

               . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.


                                                                  Prospectus 41

               . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

               Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

               You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

               For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

               Tax Consequences

               . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

               Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

               . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the NACM Funds, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.


42  PIMCO Funds: Multi-Manager Series

               This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities
               and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
               When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               The PEA Innovation Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities. The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

               Under normal market conditions, the NACM Funds and RCM Funds will invest primarily in equity securities. In addition, the RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

               The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.


                                                                  Prospectus 43

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The RCM Global Small-Cap Fund invests
Capitalizationsprimarily in smaller companies and is especially sensitive to the risks described below. In addition, all of the Funds (except the NACM International and RCM Global Small-Cap Funds) generally have substantial exposure to these risks.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds, particularly the PEA Innovation, RCM Biotechnology
Public         and RCM Global Technology Funds, may purchase securities in
Offerings      initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The NACM Global and NACM International Funds invest principally
(non-U.S.)     in securities of foreign issuers, securities traded principally
Securities     in securities markets outside the United States and/or
               securities denominated in foreign currencies (together, "foreign securities"). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim. The PEA
               Innovation Fund may invest up to 40% of its assets in foreign securities.

               For the RCM Funds, Dresdner RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

               All of the Funds may invest in American Depository Receipts
               (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these


44  PIMCO Funds: Multi-Manager Series
               securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

               Certain Funds, particularly the NACM Global and NACM International Funds, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in countries with
Securities     developing (or "emerging market") economies. The NACM Pacific
               Rim and RCM Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility;
               restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. Each of the NACM Global, NACM International, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention


                                                                  Prospectus 45

               (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The NACM Funds, the PEA Innovation Fund, as well as certain of the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. Convertible
Securities     securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each of the Funds may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


46  PIMCO Funds: Multi-Manager Series

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities. Equity-linked
Equity-Linked  securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.


                                                                  Prospectus 47

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds may invest in these securities.
               Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities.
               These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (10% in the case of the RCM International
               Growth Equity Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment


48  PIMCO Funds: Multi-Manager Series

               Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     Each Fund may invest up to 5% of its assets in other investment
in Other       companies. As a shareholder of an investment company, a Fund may
Investment     indirectly bear service and other fees which are in addition to
Companies      the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies
               (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover rates greater than 200%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes in     The investment objective of the PEA Innovation Fund and the NACM
Investment     Funds described in this Prospectus may be changed by the Board
Objectives     of Trustees without shareholder approval. The investment
and Policies   objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-Sized  Risks" above and in this section, several of the Funds are newly
Funds          formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the NACM Pacific Rim and the RCM Funds, references to assets in the first paragraph of the Fund
               Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. In addition, the RCM
               Funds may use Grassroots/(SM)/ Research in addition to their traditional research activities. Grassroots/(SM)/ Research is a division of Dresdner RCM Global Investors LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner RCM Global Investors LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


                                                                  Prospectus 49

               Financial Highlights

               The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions.

               For the RCM Funds, the financial information shown below for periods prior to February 1, 2002, is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the RCM Funds on February 1, 2002. The Nicholas-Applegate Pacific Rim Fund reorganized into the NACM Pacific Rim Fund on July 20, 2002.

               This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.



                        Net Asset    Net       Net Realized/  Total Income Dividends  Distributions
Year or                   Value   Investment     Unrealized   (Loss) from   from Net    from Net
Period                  Beginning   Income     Gain (Loss) on  Investment  Investment   Realized
Ended                   of Period   (Loss)      Investments    Operations    Income   Capital Gains
---------------------------------------------------------------------------------------------------
NACM Global Fund
  07/19/02-06/30/03      $10.00     $(0.05)(a)    $  1.80 (a)   $  1.75      $(0.03)     $ 0.00
NACM International Fund
  07/19/02-06/30/03      $10.00     $ 0.11 (a)    $  0.31 (a)   $  0.42      $(0.15)     $ 0.00
NACM Pacific Rim Fund
  07/31/02-6/30/03       $ 6.86     $ 0.02 (a)    $ (0.60)(a)   $ (0.58)     $ 0.00      $ 0.00
PEA Innovation Fund
  06/30/03               $13.87     $(0.13)(a)    $ (0.40)(a)   $ (0.53)     $ 0.00      $ 0.00
  06/30/02                28.92      (0.24)(a)     (14.81)(a)    (15.05)       0.00        0.00
  06/30/01                72.72      (0.47)(a)     (36.98)(a)    (37.45)       0.00       (6.35)
  06/30/00                37.52      (0.59)(a)      42.18 (a)     41.59        0.00       (6.39)
  06/30/99                24.28      (0.29)(a)      14.79 (a)     14.50        0.00       (1.26)

--------
 * Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.30%.
(c)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.61%.
(e)Ratio of expenses to average net assets excluding tax expense is 1.90%.


50  PIMCO Funds: Multi-Manager Series

                                      Net                     Ratio of Net
                                    Assets,                    Investment
                 Net Asset          End of  Ratio of Expenses Income (Loss) Portfolio
    Total        Value End  Total   Period     to Average      to Average   Turnover
Distributions    of Period  Return  (000's)    Net Assets      Net Assets     Rate
-------------------------------------------------------------------------------------
   $(0.03)        $11.72   17.55 %  $    33       1.55%(c)*       (0.53)%*     260%
   $(0.15)        $10.27    4.37 %  $    10       1.67%(d)*        1.21 %*     157%
   $ 0.00         $ 6.28    (8.45)% $    12       1.90%(e)*        0.35 %*     264%
   $  0.00        $13.34    (3.82)% $13,245       1.30%           (1.10)%      290%
      0.00         13.87   (52.04)   15,830       1.31 (b)        (1.12)       207
     (6.35)        28.92   (55.16)   44,384       1.30            (0.96)       271
     (6.39)        72.72   115.85    85,096       1.30            (0.93)       186
     (1.26)        37.52    61.62    18,366       1.30            (0.89)       119


                                                                  Prospectus 51


                                                                                             Distributions
                          Net Asset     Net        Net Realized                Distributions   From Net
    Fiscal Year or         Value,    Investment   and Unrealized    Total from   From Net      Realized
        Period            Beginning    Income     Gain (Loss) on    Investment  Investment      Gain on
        Ended             of Period    (Loss)      Investments      Operations    Income      Investments
----------------------------------------------------------------------------------------------------------
RCM Biotechnology Fund
  06/30/2003               $15.96      $(0.25)(a)    $  5.53(a)      $  5.28      $ 0.00        $ 0.00
  06/30/2002                29.80       (0.32)(a)     (13.52)(a)      (13.84)       0.00          0.00
  1/1/2001-06/30/2001       36.39       (0.18)(a)      (6.41)(a)       (6.59)       0.00         (0.00)
  12/31/2000                20.02       (0.37)(a)      16.78 (a)(c)    16.41        0.00         (0.04)
  12/31/1999                11.44       (0.15)(a)      12.03 (a)       11.88        0.00         (3.30)
  12/31/1998                10.00       (0.10)(a)       1.86 (a)        1.76        0.00         (0.32)
RCM Global Small-Cap Fund
  06/30/2003               $13.18      $(0.10)(a)    $  0.46(a)      $  0.36      $ 0.00        $ 0.00
  06/30/2002                16.14       (0.17)(a)      (2.79)(a)       (2.96)       0.00          0.00
  1/1/2001-06/30/2001       18.59       (0.11)(a)      (2.34)(a)       (2.45)       0.00         (0.00)
  12/31/2000                23.31       (0.26)(a)      (2.96)(a)       (3.22)       0.00         (1.50)
  3/9/1999-12/31/1999       11.63       (0.21)(a)      13.67 (a)       13.46        0.00         (1.78)
RCM Global Technology Fund
  06/30/2003               $20.47      $(0.25)(a)    $  4.04(a)      $  3.79      $ 0.00        $ 0.00
  06/30/2002                32.42       (0.32)(a)     (11.63)(a)      (11.95)       0.00          0.00
  1/1/2001-06/30/2001       50.09       (0.09)(a)     (17.58)(a)      (17.67)       0.00         (0.00)
  12/31/2000                59.13       (0.38)(a)      (8.23)(a)       (8.61)       0.00         (0.43)
  01/20/1999-12/31/1999     24.01       (0.49)(a)      36.99 (a)       36.50        0.00         (1.38)
RCM Global Healthcare Fund
  06/30/2003               $16.25      $(0.15)(a)    $  2.54(a)      $  2.39      $ 0.00        $ 0.00
  06/30/2002                21.65       (0.19)(a)      (4.53)(a)       (4.72)       0.00         (0.68)
  01/1/2001-06/30/2001      24.60       (0.09)(a)      (2.86)(a)       (2.95)       0.00         (0.00)
  12/31/2000                14.25       (0.16)(a)      10.61 (a)       10.45        0.00         (0.10)
  12/31/1999                13.42       (0.11)(a)       3.53 (a)        3.42        0.00         (2.59)
  12/31/1998                11.65       (0.09)(a)       3.02 (a)        2.93        0.00         (1.16)
RCM International Growth Equity Fund
  06/30/2003               $ 8.30      $ 0.05(a)     $ (0.93)(a)     $ (0.88)     $(0.05)       $ 0.00
  06/30/2002                11.03        0.01 (a)      (2.51)(a)       (2.50)      (0.23)         0.00
  1/1/2001-06/30/2001       13.82        0.02 (a)      (2.81)(a)       (2.79)       0.00         (0.00)
  12/31/2000                22.31       (0.05)(a)      (5.99)(a)       (6.04)      (0.26)        (2.19)
  3/9/1999-12/31/1999       14.78        0.01 (a)      9.08 (a)         9.09       (0.16)        (1.40)

--------

*  Annualized.
(a)Per share amounts based on average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' and interest expense is 1.45%.
(c)The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(d)Ratio of expenses to average net assets excluding interest expense is 1.75%.
(e)Ratio of expenses to average net assets excluding trustee's expense is 1.60%.
(f)Ratio of expenses to average net assets excluding interest expense is 1.85%.


52  PIMCO Funds: Multi-Manager Series

                                                                                  Ratio of
                                                      Ratio of       Ratio of       Net
                 Fund     Net               Net      Expenses to   Expenses to   Investment
              Redemption Asset            Assets,    Average Net   Average Net     Income
              Fee Added  Value,            End of    Assets With  Assets Without (Loss) to  Portfolio
    Total     to Paid-In End of  Total     Period    Waiver and     Waiver and    Average   Turnover
Distributions  Capital   Period  Return  (in 000's) Reimbursement Reimbursement  Net Assets   Rate
-----------------------------------------------------------------------------------------------------
   $ 0.00       $0.00    $21.24  33.08%   $319,143      1.61%(e)       1.61%(e)    (1.45)%     145%
     0.00        0.00     15.96 (46.43)    293,216      1.54           1.54        (1.32)       76
     0.00        0.00     29.80 (18.11)    760,362      1.50*          1.50*       (1.27)*      43
    (0.04)       0.00     36.39  81.93     908,401      1.50           1.53        (1.06)      250
    (3.30)       0.00     20.02 111.39      14,870      1.50           4.53        (1.09)      431
    (0.32)       0.00     11.44  17.76       3,911      1.50           4.87        (0.95)      127
   $ 0.00       $0.00    $13.54   2.73%   $  5,172      1.86%(f)       1.86%(f)    (0.87)%     183%
     0.00        0.00     13.18 (18.34)      6,840      1.92           2.70        (1.25)      326
     0.00        0.00     16.14 (13.18)     16,842      1.75*          2.64*       (1.30)*     134
    (1.50)       0.00     18.59 (13.84)     15,640      1.75           2.20        (1.06)      202
    (1.78)       0.00     23.31 116.97       1,430      1.75*         16.71*       (1.49)*     162
   $ 0.00       $0.00    $24.26  18.51%   $155,574      1.76%(d)       1.76%(d)    (1.32)%     237%
     0.00        0.00     20.47 (36.92)    149,774      1.63           1.65        (1.19)      343
     0.00        0.00     32.42 (35.22)    258,371      1.56*          1.56*       (0.45)*     386
    (0.43)       0.00     50.09 (14.60)    378,043      1.50           1.50        (0.55)      451
    (1.38)       0.00     59.13 152.69      82,330      1.75*          1.99*       (1.32)*     119
   $ 0.00       $0.00    $18.64  14.71%   $170,980      1.61%(e)       1.61%(e)    (0.94)%     151%
    (0.68)       0.00     16.25 (22.15)    166,442      1.54           1.57        (0.98)      145
     0.00        0.00     21.65 (11.99)    240,503      1.50*          1.54*       (0.87)*      69
    (0.10)       0.00     24.60  73.37     256,909      1.50           1.64        (0.68)      216
    (2.59)       0.00     14.25  28.73       6,284      1.50           4.85        (0.81)      394
    (1.16)       0.00     13.42  25.57       5,487      1.50           3.65        (0.69)      154
   $(0.05)      $0.07(a) $ 7.44  (9.68)%  $  3,547      1.53%(b)       1.53%(b)     0.75%       86%
    (0.23)       0.00      8.30 (22.89)      5,904      1.45           1.80         0.14       261
     0.00        0.00     11.03 (20.19)     10,832      1.25*          1.94*        0.33*       84
    (2.45)       0.00     13.82 (26.95)      5,124      1.25           2.36        (0.29)      162
    (1.56)       0.00     22.31  62.48       1,738      1.25*         10.89*        0.07*      140


                                                                  Prospectus 53

               PIMCO Funds: Multi-Manager Series
               The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-87-PIMCO, or by writing to:

                     PIMCO Advisors Distributors LLC
                     2187 Atlantic Street
                     Stamford, CT 06902

               You may also contact your financial service firm for additional information.

               You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

               You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

               [LOGO] PIMCO
               ADVISORS

               File No. 811-6161


54  PIMCO Funds: Multi-Manager Series

               -----------------------------------------------------------------
               INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO Funds: Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISERS

               Nicholas-Applegate Capital Management LLC, PIMCO Equity Advisors LLC, Dresdner RCM Global Investors LLC

               -----------------------------------------------------------------
               DISTRIBUTOR

               PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

               PFPC, Inc., P.O. Box 9688, Providence, RI 02940

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO
               64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------
               For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

                                                  Filed Pursuant to Rule 497(c).
                                                File Nos. 33-36528 and 811-6161.

                                                                        11.01.03

--> Receive this electronically and eliminate paper mailings.
    To enroll, go to www.pimcoadvisors.com/edelivery.

PIMCO Asset Allocation Fund

--------------------------------------------------------------------------------

Share Classes          Contents
-------------          --------
  A  B  C              Overview  .....................................  2

                       Key Concepts  .................................  3

                       Fund Summary  .................................  6

                       Summary of Principal Risks  ................... 11

                       Investment Objectives and
                       Principal Investment Strategies  .............. 20

                       Underlying Funds  ............................. 24

                       Other Risk Information  ....................... 30

                       Management of the Fund  ....................... 31

                       Investment Options--Class A, B & C Shares  .... 36

                       How Fund Shares are Priced  ................... 42

                       How to Buy and Sell Shares  ................... 43

                       Fund Distributions ............................ 52

                       Tax Consequences .............................. 53

                       Financial Highlights .......................... 56


The Securities and Exchange
Commission has not approved or
disapproved these Securities, or                          P I M C O
determined if this prospectus                             A D V I S O R S
is truthful or complete. Any
representation to the contrary
is a criminal offense.

Overview


This Prospectus describes the PIMCO Asset Allocation Fund, a mutual fund offered by PIMCO Funds: Multi-Manager Series.

The Fund invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.


Asset Allocation Fund

Investment Objective     Allocation Strategy    Target Range
Seeks long-term capital  Underlying Stock Funds 60%    50%-70%
appreciation and current Underlying Bond Funds  40%    30%-50%
income

Dividend Frequency
Quarterly

Key Concepts


The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Fund invests only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.
   Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.
   The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund's assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 6, and are discussed in greater detail under "Investment Objectives and Principal Investment Strategies." A "Summary of Principal Risks" begins on page 11.

Risk/Return Comparison
You should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable if you have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.
   It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies
PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as the investment adviser to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser's Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser


                                      PIMCO Asset Allocation Fund Prospectus 3

according to the Fund's equity/fixed income allocation targets and ranges. The Committee attempts to diversify the Fund's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.
   The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).
   Please see "Underlying Funds" in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.
   The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.
   The Committee then allocates the Fund's assets among the Underlying Funds selected by the Adviser to fill out the asset class and sub-class weightings it has identified according to the Fund's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund's assets in varying percentages among any or all of the Underlying Funds selected by the Adviser based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of Funds" Structure and Expenses
The term "fund of funds" is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. Your cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and


4   PIMCO Asset Allocation Fund Prospectus

bonds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Portfolio Descriptions and Fees
The following Fund Summary identifies the Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund's investment strategies and related information is included under "Investment Objectives and Principal Investment Strategies" in this Prospectus.


                                      PIMCO Asset Allocation Fund Prospectus 5

Fund Summary

Principal Investments and Strategies
The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Bond Funds. The Fund's fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.
   Please see "Asset Allocation Strategies" beginning on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Fund's assets among particular Underlying Funds.
   The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.
   Based on the Fund's equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks
Allocation Risk The Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee's allocation techniques and decisions and/or the Adviser's selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.
   Underlying Fund Risks The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.
   Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

..Market Risk              .Credit Risk               .Emerging Markets Risk
..Issuer Risk              .High Yield Risk           .Currency Risk
..Value Securities Risk    .Mortgage Risk             .Focused Investment Risk
..Growth Securities Risk   .Liquidity Risk            .Leveraging Risk
..Smaller Company Risk     .Derivatives Risk          .Management Risk
..Interest Rate Risk       .Foreign Investment Risk

Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.


6   PIMCO Asset Allocation Fund Prospectus

Performance Information
Shown below is summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart and the information below it show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class A

                                    [CHART]

   1999     2000     2001     2002
   ----     ----     ----   -------
  12.03%    4.32%   -3.76%  -10.55%



                       Calendar Year End (through 12/31)

More Recent Return Information
------------------------------------ -
1/1/03-9/30/03                 8.92%
------------------------------------ -

More Recent Return Information
(for periods shown in the bar chart)
------------------------------------ -
Highest (10/1/99-12/31/99)     9.40%
------------------------------------ -
Lowest (7/1/02-9/30/02)      -11.61%
------------------------------------ -


                                      PIMCO Asset Allocation Fund Prospectus 7

Average Annual Total Returns (for periods ended 12/31/02)

                                                                            Fund Inception
                                                                   1 Year   (9/30/98)(6)
------------------------------------------------------------------------------------------
Class A -- Before Taxes(1)                                         -15.44%   1.08%
------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions(1)                         -16.23%  -1.01%
------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of Fund Shares(1)   -9.44%  0.05%
------------------------------------------------------------------------------------------
Class B                                                            -15.65%   1.28%
------------------------------------------------------------------------------------------
Class C                                                            -12.19%   1.65%
------------------------------------------------------------------------------------------
Russell 3000 Index(2)                                              -21.55%  -1.35%
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(3)                             10.26%   6.90%
------------------------------------------------------------------------------------------
Lipper Balanced Fund Average(4)                                    -11.59%   1.13%
------------------------------------------------------------------------------------------
Blended Index(5)                                                     -8.04%  2.83%
------------------------------------------------------------------------------------------

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
(4) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5) The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indexes.
(6) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.


8   PIMCO Asset Allocation Fund Prospectus

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:
Shareholder Fees (fees paid directly from your investment)

                                            Maximum Contingent Deferred Redemption Fee (as a
        Maximum Sales Charge (Load)         Sales Charge (Load) (as a   percentage of exchange
        Imposed on Purchases                percentage of original      price or amount
        (as a percentage of offering price) purchase price)             redeemed)(4)
----------------------------------------------------------------------------------------------
Class A 5.50%                               1%(1)                       2%
----------------------------------------------------------------------------------------------
Class B None                                5%(2)                       2%
----------------------------------------------------------------------------------------------
Class C None                                1%(3)                       2%
----------------------------------------------------------------------------------------------

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4) The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares -- Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                             Other Expenses
                                     --------------------------------
                     Distribution                                    Total Annual
            Advisory and/or Service  Administrative Underlying       Fund Operating
Share Class Fees     (12b-1) Fees(1) Fees(2)        Fund Expenses(3) Expenses
-----------------------------------------------------------------------------------
Class A     None     0.25%           0.40%          0.68%            1.33%
-----------------------------------------------------------------------------------
Class B     None     1.00            0.40           0.68             2.08
-----------------------------------------------------------------------------------
Class C     None     1.00            0.40           0.68             2.08
-----------------------------------------------------------------------------------

(1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, de pending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2) The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.
(3) Based on expenses incurred during the most recent fiscal year. Underlying Fund Expenses for the Fund are based upon a recent allocation of the Fund's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Fund--Underlying Fund Expenses." Total Annual Fund Operating Expenses and the Examples set forth below are based on the Underlying Fund Expenses the Fund incurred during its most recent fiscal year. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be higher or lower than those shown above.


                                      PIMCO Asset Allocation Fund Prospectus 9

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares Example: Assuming you do not redeem
            at the end of each period                your shares
----------------------------------------------------------------------------------------
Share Class Year 1    Year 3    Year 5    Year 10    Year 1   Year 3   Year 5   Year 10
----------------------------------------------------------------------------------------
Class A     $678      $948      $1,239    $2,063     $678     $948     $1,239   $2,063
----------------------------------------------------------------------------------------
Class B      711       952       1,319     2,216      211      652      1,119    2,216
----------------------------------------------------------------------------------------
Class C      311       652       1,119     2,410      211      652      1,119    2,410
----------------------------------------------------------------------------------------


10  PIMCO Asset Allocation Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's investments as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary beginning on page 6 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

Allocation Risk
The Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser's Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks
Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
   The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.
   The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund pro-


                                      PIMCO Asset Allocation Fund Prospectus 11

spectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Market Risk
The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk
The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value Securities Risk
Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund's portfolio manager believes are selling at a price lower than their true value. PEA Renaissance, PEA Value, NFJ Small-Cap Value, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk
Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. PEA Growth, PEA Target, PEA Opportunity, CCM Capital Appreciation, CCM Mid-Cap, CCM Emerging Companies, RCM Large-Cap Growth, RCM Tax-Managed Growth, RCM International Growth Equity and PEA Innovation Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.


12  PIMCO Asset Allocation Fund Prospectus

Smaller Company Risk
The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. CCM Emerging Companies, NFJ Small-Cap Value, RCM Global Technology, PEA Opportunity and PEA Innovation Funds generally have substantial exposure to this risk. CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity Risk
Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk
Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.
   A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.


                                      PIMCO Asset Allocation Fund Prospectus 13

   Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
   Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.
   Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
   Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.
   Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory considerations.
   Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate


14  PIMCO Asset Allocation Fund Prospectus

perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign (non-U.S.) Investment Risk
Many Underlying Funds (in particular, PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.
   The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund's investment in foreign securities.
   Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging Markets Risk
Certain Underlying Funds (in particular, the PIMCO Emerging Markets Bond Fund) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.


                                      PIMCO Asset Allocation Fund Prospectus 15

Currency Risk
Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused Investment Risk
Focusing Fund investments in a small number of issuers, industries or foreign currencies increases risk. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM Global Technology and RCM International Growth Equity Funds are "non-diversified," which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund's net asset value. Some of those investments also may present substantial credit or other risks. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PEA Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments within those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.


16  PIMCO Asset Allocation Fund Prospectus

   Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging Risk
Leverage, including borrowing, will cause the value of an Underlying Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund's use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk
All of the Underlying Funds that invest in fixed income securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.
   "Duration" is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, PIMCO Short-Term and PIMCO Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).
   Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).


                                      PIMCO Asset Allocation Fund Prospectus 17

Credit Risk
All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
   The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High Yield Risk
High yield securities (commonly known as "junk bonds") are fixed income securities rated lower than Baa by Moody's or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and PIMCO Emerging Markets Bond Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and PIMCO Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund's ability to sell them (liquidity risk).

Mortgage Risk
Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.



18  PIMCO Asset Allocation Fund Prospectus

Management Risk
Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on PIMCO StocksPLUS Fund
The Fund may invest in PIMCO StocksPLUS Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.


                                      PIMCO Asset Allocation Fund Prospectus 19

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund's assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund's investments will change, the net asset value per share of the Fund will also vary.
   The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by the Adviser and/or its affiliates.
   The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser's Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund equity/fixed income allocation targets and ranges. Please see "Asset Allocation Strategies" in the Fund Summary above for a description of the allocation strategies and techniques used by the Committee.
   The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund's investment in a particular Underlying Fund may exceed 25% of the Fund's total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund's shareholders. The Fund is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.


20  PIMCO Asset Allocation Fund Prospectus

Equity Portion of the Fund
The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category
..  Growth
..  Blend (Broad Market)
..  Value
..  Enhanced Index
..  Sector-Related

By Region
..  U.S. Equities
..  International Developed Markets Equities
..  International Emerging Markets Equities

By Size
..  Large-Cap
..  Mid-Cap
..  Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."

Fixed Income Portion of the Fund
The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty
..  Governments
..  Mortgages
..  Corporate
..  Inflation-Indexed


                                      PIMCO Asset Allocation Fund Prospectus 21

By Region
..  U.S. Fixed Income
..  Developed Foreign Fixed Income
..  Emerging Markets Fixed Income

By Credit Quality
..  Investment Grade/Money Market
..  Medium Grade
..  High Yield

By Duration
..  Long-Term
..  Intermediate-Term
..  Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."

Temporary Defensive Strategies
In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund's investment objective and principal investment strategies and may adversely affect the Fund's ability to achieve its investment objective.

Portfolio Turnover
A change in the securities held by the Fund is known as "portfolio turnover." Because the Adviser does not expect to reallocate the Fund's assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance and the return to shareholders.


22  PIMCO Asset Allocation Fund Prospectus

Changes in Investment Objectives and Policies
The investment objective, equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund's investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                                      PIMCO Asset Allocation Fund Prospectus 23

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds
The Adviser, a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, Dresdner RCM Global Investors LLC, NFJ Investment Group L.P. and PIMCO Equity Advisors LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying Stock Funds
The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.


24  PIMCO Asset Allocation Fund Prospectus

                                                                                        Approximate Approximate
PIMCO           Investment                       Main                                   Number of   Capitalization
Fund            Objective                        Investments                            Holdings    Range
---------------------------------------------------------------------------------------------------------------------------------
Growth Stock Funds
PEA Growth      Long-term growth of capital;     Common stocks of companies with        35-50       At least $5 billion
                income is an incidental          market capitalizations of at least $5
                consideration                    billion
---------------------------------------------------------------------------------------------------------------------------------
PEA Target      Capital appreciation; no         Common stocks of companies with        up to 100   Between $1 billion
                consideration is given to income market capitalizations of between                             and $10 billion
                                                 $1 billion and $10 billion
---------------------------------------------------------------------------------------------------------------------------------
PEA Opportunity Capital appreciation; no         Common stocks of companies with        80-120      Less than $2 billion
                consideration is given to income market capitalizations of less than
                                                 $2 billion
---------------------------------------------------------------------------------------------------------------------------------
RCM Tax-Managed After-tax growth of capital      A broadly diversified portfolio of     25-65       All capitalizations
Growth                                           equity securities of U.S. issuers
---------------------------------------------------------------------------------------------------------------------------------
StocksPLUS      Total return that exceeds that   S&P 500 stock index derivatives        N/A         N/A
                of the S&P 500 Index             backed by a portfolio of short-term
                                                 fixed-income securities
---------------------------------------------------------------------------------------------------------------------------------
RCM Large-Cap   Long-term capital appreciation   Large capitalization equity securities 45-85       At least $3 billion
Growth
---------------------------------------------------------------------------------------------------------------------------------
RCM Mid-Cap     Long-term capital appreciation   Small to medium capitalization         85-125      Same as the
                                                 equity securities                                  Russell Mid-Cap
                                                                                                    Growth Index
---------------------------------------------------------------------------------------------------------------------------------
Blend Stock Funds
CCM Capital     Growth of capital                Common stocks of companies with        75-95       At least $1 billion
Appreciation                                     market capitalizations of at least $1
                                                 billion that have improving
                                                 fundamentals and whose stock is
                                                 reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------------
CCM Mid-Cap     Growth of capital                Common stocks of companies with        75-95       More than $500
                                                 medium market capitalizations                      million            (excluding
                                                 (more than $500 million, but                       the 200 largest
                                                 excluding the 200 largest                                     capitalization
                                                 capitalization companies)                          companies)
---------------------------------------------------------------------------------------------------------------------------------
CCM Emerging    Long-term growth of capital      Common stocks of companies with        75-95       Lower 50% of the
Companies                                        market capitalizations that rank in                Russell 2000 Index
                                                 the lower 50% of the Russell 2000                  (but at least $100
                                                 Index (but at least $100 million) that             million)
                                                 have improving fundamentals and
                                                 whose stock is reasonably valued by
                                                 the market
---------------------------------------------------------------------------------------------------------------------------------


                                      PIMCO Asset Allocation Fund Prospectus 25

                                                                                          Approximate Approximate
PIMCO               Investment                       Main                                 Number of   Capitalization
Fund                Objective                        Investments                          Holdings    Range
---------------------------------------------------------------------------------------------------------------------------------
Value Stock Funds
PEA Renaissance     Long-term growth of capital      Common stocks of companies with      50-90       All capitalizations
                    and income                       below-average valuations whose
                                                     business fundamentals are expected
                                                     to improve
---------------------------------------------------------------------------------------------------------------------------------
PEA Value           Long-term growth of capital      Common stocks of companies with      35-60       More than $5
                    and income                       market capitalizations of more than              billion
                                                     $5 billion and below average
                                                     valuations whose business
                                                     fundamentals are expected to
                                                     improve
---------------------------------------------------------------------------------------------------------------------------------
NFJ Small-Cap Value Long-term growth of capital      Common stocks of companies with      100-150     Between $100
                    and income                       market capitalizations of between                million
                                                     $100 million and $1.5 billion ($1.8                         and $1.5 billion
                                                     billion effective 11/30/03) and                  ($1.8 billion
                                                     below-average price-to-earnings                  effective 11/30/03)
                                                     ratios relative to the market and
                                                     their industry groups
---------------------------------------------------------------------------------------------------------------------------------
International Stock Funds
RCM International   Long-term capital appreciation   Equity securities of issuers located 75-115      All capitalizations
Growth Equity                                        in at least ten different countries
---------------------------------------------------------------------------------------------------------------------------------
Sector-Related Stock Funds
PEA Innovation      Capital appreciation; no         Common stocks of technology-         40-70       More than $200
                    consideration is given to income related issuers with market                      million
                                                     capitalizations of more than $200
                                                     million
---------------------------------------------------------------------------------------------------------------------------------
RCM Global          Long-term capital appreciation   Equity securities of technology-     65-105      At least $500
Technology                                           related issuers located in at least              million
                                                     three different countries
---------------------------------------------------------------------------------------------------------------------------------


26  PIMCO Asset Allocation Fund Prospectus

Underlying Bond Funds
The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.
   The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO
Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-927-4648.

                                                                                          Non-U.S.
                                                                                          Dollar
                                                                                          Denominated
PIMCO Fund         Main Investments      Duration                   Credit Quality(1)     Securities(2)
-------------------------------------------------------------------------------------------------------
Short Duration Bond Funds
PIMCO Money Market Money market          (less or =)90 days dollar- Min 95% Prime 1;      0%
                   instruments           weighted average           (less or =)5% Prime 2
                                         maturity
-------------------------------------------------------------------------------------------------------
PIMCO Short-Term   Money market
                   instruments and short
                   maturity fixed income                            B to Aaa; max 10%
                   securities            0-1 yr                     below Baa             0-5%(3)
-------------------------------------------------------------------------------------------------------
PIMCO Low Duration Short maturity fixed
                   income                                           B to Aaa; max 10%
                   securities            1-3 yrs                    below Baa             0-20%(3)
-------------------------------------------------------------------------------------------------------


                                      PIMCO Asset Allocation Fund Prospectus 27

                                                                                       Non-U.S.
                                                                                       Dollar
                                                                                       Denominated
PIMCO Fund              Main Investments         Duration            Credit Quality(1) Securities(2)
-----------------------------------------------------------------------------------------------------------
Intermediate Duration Bond Funds
PIMCO Moderate Duration Short and intermediate
                        maturity fixed income                        B to Aaa; max 10%
                        securities               2-5 yrs             below Baa         0-20%(3)
-----------------------------------------------------------------------------------------------------------
PIMCO Total Return      Intermediate maturity
                        fixed                                        B to Aaa; max 10%
                        income securities        3-6 yrs             below Baa         0-20%(3)
-----------------------------------------------------------------------------------------------------------
PIMCO Total Return II   Intermediate maturity
                        fixed income securities
                        with quality and non-
                        U.S. issuer restrictions 3-6 yrs             Baa to Aaa        0%
-----------------------------------------------------------------------------------------------------------
Long Duration Bond Funds
PIMCO Long-Term U.S.    Long-term maturity
Government              fixed income securities  (greater or =)8 yrs A to Aaa          0%
-----------------------------------------------------------------------------------------------------------
International Bond Funds
PIMCO Global Bond       U.S. and non-U.S.
                        intermediate maturity                        B to Aaa; max 10%
                        fixed income securities  3-7 yrs             below Baa         25-75%(4)
-----------------------------------------------------------------------------------------------------------
PIMCO Foreign Bond      Intermediate maturity
                        hedged non-U.S. fixed                        B to Aaa; max 10%
                        income securities        3-7 yrs             below Baa         (greater or =)80%(4)
-----------------------------------------------------------------------------------------------------------
PIMCO Emerging Markets  Emerging market fixed
Bond                    income securities        0-8 yrs             Max 15% below B   (greater or =)80%(4)
-----------------------------------------------------------------------------------------------------------
High Yield Bond Funds
PIMCO High Yield        Higher yielding fixed                        B to Aaa; min 80%
                        income securities        2-6 yrs             below Baa         0-15%(5)
-----------------------------------------------------------------------------------------------------------
Real Return Bond Funds
PIMCO Real Return       Inflation-indexed fixed  +/- 2 years of its  B to Aaa; max 10%
                        income securities        Index               below Baa         0-20%(3)
-----------------------------------------------------------------------------------------------------------

1. As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Rating Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
2. Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
3. The percentage limitation relates to non-U.S. dollar-denominated securities.
4. The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
5. The percentage imitation relates to euro-denominated securities.


28  PIMCO Asset Allocation Fund Prospectus

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds
In addition to purchasing the securities listed above under "Main Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-927-4648.

Additional Un-
derlying Funds
In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.


                                      PIMCO Asset Allocation Fund Prospectus 29

Other Risk Information

Potential Conflicts of Interest
The Adviser has broad discretion to allocate and reallocate the Fund's assets among the Underlying Funds consistent with the Fund's investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund's investment program. The Adviser is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.


30  PIMCO Asset Allocation Fund Prospectus

Management of the Fund

Investment Adviser and Administrator
PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters.
   The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of ADAM of America. As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.
   The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Asset Allocation Committee
The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser's Asset Allocation Committee is responsible for determining how the Fund's assets are allocated and reallocated from time-to-time among the Underlying Funds selected by the Adviser. The following provides information about the individuals who comprise the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Fund.

Asset Allocation
Committee Member   Since      Recent Professional Experience
--------------------------------------------------------------------------------------------------
Mark Phelps        June, 2002 Chief Investment Officer of Dresdner RCM Global Investors LLC
                              ("Dresdner RCM") and International Equities Team and member of
                              Dresdner RCM's overall global asset allocation committee. He joined
                              Dresdner RCM in 1985 and is a Managing Director and Portfolio
                              Manager.

Lee R. Thomas, III June, 2002 Managing Director and senior member of Pacific Investment
                              Management Company's portfolio management and investment
                              strategy groups. He also oversees the firm's international portfolio management team. He joined Pacific Investment Management
                              Company in 1995.


                                      PIMCO Asset Allocation Fund Prospectus 31

Asset Allocation
Committee Member     Since          Recent Professional Experience
---------------------------------------------------------------------------------------------------------
Ara J. Jelalian, CFA November, 2002 Director, Portfolio Manager of International/Global Equities Dresdner
                                    RCM. Mr. Jelalian is a senior member of the International Equity
                                    Team and is responsible for both portfolio and product management.
                                    In addition to managing specialty portfolios, he also leads the product enhancement and development effort. He joined Dresdner
                                    RCM in 1998 after seven years with Capital Resources (formerly SEI
                                    Capital Resources), where he held positions as Managing Director of
                                    Research and Director of International Research. Prior to SEI, he
                                    spent seven years as an International Economist with First Chicago
                                    Corporation, where he analyzed and forecast macroeconomic and financial trends in the major industrialized countries and consulted the bank's clients and money management group (now UBS Brinson)
                                    on international markets.

Advisory Fees
The Fund does not pay any fees to the Adviser under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific
Investment Management Company by the Underlying Funds in which the Fund invests. See "Underlying Fund Expenses" below.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.
   The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares up to $2.5 billion, and 0.35% based on such average daily net assets in excess of $2.5 billion. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Ad-

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

32  PIMCO Asset Allocation Fund Prospectus

viser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See "Underlying Fund Expenses" below.

Underlying Fund Expenses
The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.
   The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

.. The Fund does not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

..  The Underlying Funds invest in Institutional Class shares of the Underlying
   Funds, which are not subject to any sales charges or 12b-1 fees.

   The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Fund" in the Fund Summary above.


                                      PIMCO Asset Allocation Fund Prospectus 33

                                Annual Underlying Fund Expenses
                                (Based on the average daily net assets attributable to a Fund's
                                Institutional Class shares):
                                Advisory    Administrative    Other       Total Fund
Underlying Fund                 Fees        Fees              Expenses    Operating Expenses
-----------------------------------------------------------------------------------------------
PEA Growth                      0.50%       0.25%             0.01%       0.76%
-----------------------------------------------------------------------------------------------
PEA Target                      0.55        0.25              0.01        0.81
-----------------------------------------------------------------------------------------------
PEA Opportunity                 0.65        0.25              0.01        0.91
-----------------------------------------------------------------------------------------------
RCM Tax-Managed Growth          0.60        0.30              0.01        0.91
-----------------------------------------------------------------------------------------------
RCM Large-Cap Growth            0.45        0.30              0.00        0.75
-----------------------------------------------------------------------------------------------
RCM Mid-Cap                     0.47        0.30              0.01        0.78
-----------------------------------------------------------------------------------------------
CCM Capital Appreciation        0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
CCM Mid-Cap                     0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
CCM Emerging Companies          1.25        0.25              0.00        1.50
-----------------------------------------------------------------------------------------------
PEA Renaissance                 0.60        0.25              0.01        0.86
-----------------------------------------------------------------------------------------------
PEA Value                       0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
NFJ Small-Cap Value             0.60        0.25              0.00        0.85
-----------------------------------------------------------------------------------------------
PIMCO StocksPLUS                0.40        0.25              0.00        0.65
-----------------------------------------------------------------------------------------------
RCM International Growth Equity 0.50        0.50              0.09        1.09
-----------------------------------------------------------------------------------------------
PEA Innovation                  0.65        0.25              0.00        0.90
-----------------------------------------------------------------------------------------------
RCM Global Technology           0.95        0.40              0.01        1.36
-----------------------------------------------------------------------------------------------
PIMCO Money Market              0.15        0.20              0.00        0.35
-----------------------------------------------------------------------------------------------
PIMCO Short-Term                0.25        0.20              0.00        0.45
-----------------------------------------------------------------------------------------------
PIMCO Low Duration              0.25        0.18              0.00        0.43
-----------------------------------------------------------------------------------------------
PIMCO Moderate Duration         0.25        0.20              0.00        0.45
-----------------------------------------------------------------------------------------------
PIMCO Total Return              0.25        0.18              0.00        0.43
-----------------------------------------------------------------------------------------------
PIMCO Total Return II           0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------
PIMCO Long-Term U.S.
 Government                     0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------


34  PIMCO Asset Allocation Fund Prospectus

                            Annual Underlying Fund Expenses
                            (Based on the average daily net assets attributable to a Fund's
                            Institutional Class shares):
                            Advisory    Administrative    Other       Total Fund
Underlying Fund             Fees        Fees              Expenses    Operating Expenses
-------------------------------------------------------------------------------------------
PIMCO Global Bond           0.25%       0.30%             0.01%       0.56%
-------------------------------------------------------------------------------------------
PIMCO Foreign Bond          0.25        0.25              0.00        0.50
-------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond 0.45        0.40              0.02        0.87
-------------------------------------------------------------------------------------------
PIMCO High Yield            0.25        0.25              0.00        0.50
-------------------------------------------------------------------------------------------
PIMCO Real Return           0.25        0.20              0.02        0.47
-------------------------------------------------------------------------------------------

Distributor
The Trust's Distributor is PIMCO Advisors Distributors LLC, an affiliate of the
Adviser. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

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

                                      PIMCO Asset Allocation Fund Prospectus 35


Investment Options -- Class A, B and C Shares


The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

   The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.
More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares
(the "Guide"), which is included as part of the Statement of Additional
Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A Shares
.. You pay an initial sales charge of up to 5.50% when you buy Class A shares.
The sales charge is deducted from your investment so that not all of your purchase payment is invested.

.. You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

.. Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

.. You normally pay no contingent deferred sales charge ("CDSC") when you redeem
Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The
Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares -- Redemption Fees."

Class B Shares
.. You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

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36  PIMCO Asset Allocation Fund Prospectus




.. You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares -- Redemption Fees."

.. Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares
.. You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

.. You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares -- Redemption Fees."

.. Class C shares are subject to higher 12b-1 fees than Class A shares.
Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class
B shares if the shares are held for more than

Some or all of the payments described below are paid or "reallowed" to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges
-- Class A
Shares
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales

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

                                      PIMCO Asset Allocation Fund Prospectus 37

charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

                  Initial Sales Charge Initial Sales Charge
Amount of         as % of Net          as % of Public Offering
Purchase          Amount Invested      Price
--------------------------------------------------------------
$0-$49,999        5.82%                5.50%
--------------------------------------------------------------
$50,000-$99,999   4.71%                4.50%
--------------------------------------------------------------
$100,000-$249,999 3.63%                3.50%
--------------------------------------------------------------
$250,000-$499,999 2.56%                2.50%
--------------------------------------------------------------
$500,000-$999,999 2.04%                2.00%
--------------------------------------------------------------
$1,000,000 +      0.00%*               0.00%*
--------------------------------------------------------------

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Class B and Class C Shares
As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) -- Class B and Class C Shares Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase   Percentage Contingent
Payment was Made       Deferred Sales Charge
--------------------------------------------
First                  5
--------------------------------------------
Second                 4
--------------------------------------------
Third                  3
--------------------------------------------
Fourth                 3
--------------------------------------------
Fifth                  2
--------------------------------------------
Sixth                  1
--------------------------------------------
Seventh and thereafter 0*
--------------------------------------------

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.


38  PIMCO Asset Allocation Fund Prospectus

Class C Shares

Years Since Purchase Percentage Contingent
Payment was Made     Deferred Sales Charge
------------------------------------------
First                1
------------------------------------------
Thereafter           0
------------------------------------------

CDSCs on Class A Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
"Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs will be Calculated Until the Close of Business on February 6, 2004
A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

For example, the following illustrates the operation of the Class B CDSC:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor's account for that Portfolio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment).
   At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be Calculated -- Shares Purchased After December 31, 2001
Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class
A shares) purchased after December 31, 2001, will change from that described above. As previously disclosed to shareholders, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased after February 6, 2004.

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

                                      PIMCO Asset Allocation Fund Prospectus 39




Under the new calculation method, the following rules will apply:

.. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

.. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

.. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

.. In determining whether a CDSC is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed.

For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares
   ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The
Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

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

40  PIMCO Asset Allocation Fund Prospectus

   There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

                 All Portfolios Servicing Fee Distribution Fee
                 ---------------------------------------------
                 Class A        0.25%         None
                 ---------------------------------------------
                 Class B        0.25%         0.75%
                 ---------------------------------------------
                 Class C        0.25%         0.75%
                 ---------------------------------------------

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.


                                      PIMCO Asset Allocation Fund Prospectus 41


How Fund Shares Are Priced

The net asset value ("NAV") of the Fund's Class A, Class B and Class C shares is determined by dividing the total value of the Fund's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.
   The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund's shares.
For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price
("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indexes. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.
   Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.
The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. As a result, to the extent that the Fund invests in Underlying Funds that hold foreign securities, the NAV of the Fund's shares may change at times when you can not purchase, redeem or exchange shares.
   Fund and Underlying Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE
Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
   In unusual circumstances, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value or estimate their value as determined in good faith by the Fund's Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.
Fair valuation may also be used by the Underlying Fund's Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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

42  PIMCO Asset Allocation Fund Prospectus

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders' Guide
More detailed information about the Trust's purchase, sale and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders' Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

..  Automated telephone and wire transfer procedures

..  Automatic purchase, exchange and withdrawal programs

..  Programs that establish a link from your Fund account to your bank account

..  Special arrangements for tax-qualified retirement plans

.. Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares

.. Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments
When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's
NAV). Please see the Guide for details.
   The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).


                                      PIMCO Asset Allocation Fund Prospectus 43

Buying Shares
You can buy Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

.. Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

   PIMCO Advisors Distributors LLC
   P.O. Box 9688
   Providence, RI 02940-0926

   The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.
   The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
   The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.
   The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.
   An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.


44  PIMCO Asset Allocation Fund Prospectus

Investment Minimums
The following investment minimums apply for purchases of Class A, Class B and Class C shares:

Initial Investment Subsequent Investments
$5,000*            $100

* Prior to January 1, 2004 the initial investment minimum applicable to purchases of Class A, Class B and Class C shares will be $2,500.

   Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee
Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $5,000, except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size
Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

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                                      PIMCO Asset Allocation Fund Prospectus 45




Exchanging Shares
You may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of another series of the Trust or PIMCO Funds: Pacific
Investment Management Series, subject to any restrictions on exchanges set forth in the applicable fund's or series' prospectus(es). Effective as of the close of business on February 6, 2004, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See "Redemption Fees" below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 ($2,500 until January 1, 2004) minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss.
If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors
Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.
   The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of the Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different
PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.
   The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

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46  PIMCO Asset Allocation Fund Prospectus




Selling Shares
You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

.. Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

   (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

   (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

   (3) any share certificates issued for any of the shares to be redeemed (see
   "Certificated Shares" below); and

   (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

   A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request.
Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.
   If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

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                                      PIMCO Asset Allocation Fund Prospectus 47



The Guide describes a number of additional ways you can redeem your shares, including:

..  Telephone requests to the Transfer Agent

..  PIMCO Funds Automated Telephone System (ATS)

..  Expedited wire transfers

..  Automatic Withdrawal Plan

..  PIMCO Funds Fund Link

   Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares.
You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.
   Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.
   Redemptions of Fund shares may be suspended when trading on the New York
Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments
Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind
The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the

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48  PIMCO Asset Allocation Fund Prospectus



best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees
Effective as of the close of business on February 6, 2004, investors in Class
A, Class B and Class C shares of the Fund will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period beings with each acquisition of shares through a purchase or exchange.
For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO", method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.
   Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange.
Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
   The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

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                                      PIMCO Asset Allocation Fund Prospectus 49




.. Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption
Fee waivers at any time.

Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature
Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians.
Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee
When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion
Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc.
Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of theses programs will not be accepted.
Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemental prospectus.

Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:
   1. Name.
   2. Date of birth (for individuals).
   3. Residential or business street address.
   4. Social security number, taxpayer identification number, or other identifying number.

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50  PIMCO Asset Allocation Fund Prospectus




Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed on the previous page.
   Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database.
Additional information may be required to open accounts for corporations and other entities.
   After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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                                      PIMCO Asset Allocation Fund Prospectus 51


Fund Distributions


The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.
   In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.
Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

.. Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

.. Invest all distributions in shares of the same class of another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

.. Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

   You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.
   If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.
   For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

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52  PIMCO Asset Allocation Fund Prospectus


Tax Consequences


.. Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.
   Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.
   Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.
   The Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

.. Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund's for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund's shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

.. Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

 .  the long-term capital gain rate applicable to most shareholders will be 15%
    (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

 . provided holding period and other requirements are met by the Fund, a regulated investment company may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. If the Fund receives dividends from a regulated investment company designated by

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                                      PIMCO Asset Allocation Fund Prospectus 53



   the regulated investment company as qualified dividend income, and the Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income.

   Fund dividends representing distributions of interest income and net short term capital gains derived from a regulated investment company's debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.
   As described in the Statement of Additional Information under the section captioned "Taxation," the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.
   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

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54  PIMCO Asset Allocation Fund Prospectus

                     [This page intentionally left blank]

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

                 Net Asset    Net     Net Realized/  Total Income Dividends
   Year or         Value   Investment   Unrealized       From      From Net  Tax Basis
   Period        Beginning   Income   Gain (Loss) on  Investment  Investment Return of
    Ended        of Period   (Loss)    Investments    Operations    Income    Capital
--------------------------------------------------------------------------------------
  Class A
   06/30/03       $ 9.24     $0.25(a)     $ 0.03 (a)    $ 0.28      $(0.24)   $ 0.00
   06/30/02         9.92      0.37(a)      (0.80)(a)     (0.43)      (0.25)     0.00
   06/30/01        11.48      0.61(a)      (0.80)(a)     (0.19)      (0.59)    (0.09)
   06/30/00        11.27      0.56(a)       0.44(a)       1.00       (0.35)     0.00
   06/30/99(b)     10.00      0.31(a)       1.23(a)       1.54       (0.27)     0.00
  Class B
   06/30/03         9.21      0.18(a)       0.04 (a)      0.22       (0.18)     0.00
   06/30/02         9.90      0.32(a)      (0.82)(a)     (0.50)      (0.19)     0.00
   06/30/01        11.46      0.53(a)      (0.80)(a)     (0.27)      (0.52)    (0.08)
   06/30/00        11.25      0.48(a)       0.44(a)       0.92       (0.27)     0.00
   06/30/99(b)     10.00      0.16(a)       1.31(a)       1.47       (0.22)     0.00
  Class C
   06/30/03         9.21      0.18(a)       0.03 (a)      0.21       (0.17)     0.00
   06/30/02         9.89      0.32(a)      (0.81)(a)     (0.49)      (0.19)     0.00
   06/30/01        11.46      0.53(a)      (0.81)(a)     (0.28)      (0.52)    (0.08)
   06/30/00        11.24      0.48(a)       0.44(a)       0.92       (0.26)     0.00
   06/30/99(b)     10.00      0.18(a)       1.29(a)       1.47       (0.23)     0.00

--------
* Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)Commenced operations on September 30, 1998.
(c)Ratio of expenses to average net assets excluding underlying PIMCO Funds'
   expenses in which the Fund invests.


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56  PIMCO Asset Allocation Fund Prospectus

                                                                      Ratio of Net
Distributions                                                          Investment
    from                    Net Asset        Net Assets   Ratio of       Income
Net Realized                  Value             End       Expenses     (Loss) to   Portfolio
   Capital        Total        End    Total  of Period   to Average     Average    Turnover
    Gains     Distributions of Period Return   (000s)   Net Assets(c)  Net Assets    Rate
--------------------------------------------------------------------------------------------
   $ 0.00        $(0.24)     $ 9.28    3.15%  $11,675       0.65%         2.86%       13%
     0.00         (0.25)       9.24   (4.39)    4,867       0.65          3.77        24
    (0.69)        (1.37)       9.92   (1.92)    3,044       0.65          5.65        39
    (0.44)        (0.79)      11.48    9.15     2,170       0.65          4.96        44
     0.00         (0.27)      11.27   15.50     2,196       0.65*         3.76*       39
     0.00         (0.18)       9.25    2.44    15,617       1.40          2.10        13
     0.00         (0.19)       9.21   (5.15)   10,675       1.40          3.29        24
    (0.69)        (1.29)       9.90   (2.62)    5,038       1.40          4.90        39
    (0.44)        (0.71)      11.46    8.36     4,415       1.40          4.21        44
     0.00         (0.22)      11.25   14.83     3,653       1.40*         1.92*       39
     0.00         (0.17)       9.25    2.40    39,761       1.40          2.10        13
     0.00         (0.19)       9.21   (5.05)   32,778       1.40          3.34        24
    (0.69)        (1.29)       9.89   (2.71)   13,349       1.40          4.90        39
    (0.44)        (0.70)      11.46    8.41    10,376       1.40          4.22        44
     0.00         (0.23)      11.24   14.82     9,826       1.40*         2.14*       39



                                      PIMCO Asset Allocation Fund Prospectus 57

PIMCO Funds: Asset Allocation Fund


The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. In addition, the current Trust prospectus and the prospectus of PIMCO
Funds: Pacific Investment Management Series relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Fund's most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
   The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.
   You may get free copies of any of these materials, request other information about the Fund or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

   PIMCO Advisors Distributors LLC
   2187 Atlantic Street
   Stamford, Connecticut 06902

   You may review and copy information about the Trust, the Fund and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.
   You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund and the Underlying Funds.

File No. 811-6161



58  PIMCO Asset Allocation Fund Prospectus

PIMCO Funds Asset Allocation Fund


Investment            PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY
Adviser and           10105
Administrator
----------------------------------------------------------------------------------------------------
Distributor           PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
----------------------------------------------------------------------------------------------------
Custodian             State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
----------------------------------------------------------------------------------------------------
Shareholder Servicing PFPC, Inc., P.O. Box 9688, Providence, RI 02940
Agent and Transfer
Agent
----------------------------------------------------------------------------------------------------
Independent           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountants
----------------------------------------------------------------------------------------------------
Legal Counsel         Ropes & Gray LLP, One International Place, Boston, MA 02110
----------------------------------------------------------------------------------------------------

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

P I M C O
--------------
A D V I S O R S






































THIS COVER IS NOT PART OF THE PROSPECTUS.                          PZ048. 11/03

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus

PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Class R

This Prospectus describes 12 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliates. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                                  Prospectus 1

               Table of Contents

Summary Information..............................................  3
Fund Summaries
   CCM Capital Appreciation Fund.................................  5
   CCM Mid-Cap Fund..............................................  8
   NACM Global Fund.............................................. 11
   NACM International Fund....................................... 13
   NFJ Dividend Value Fund....................................... 15
   NFJ Small-Cap Value Fund...................................... 17
   PEA Growth Fund............................................... 20
   PEA Growth & Income Fund...................................... 23
   PEA Renaissance Fund.......................................... 26
   PEA Value Fund................................................ 28
   RCM Large-Cap Growth Fund..................................... 31
   RCM Mid-Cap Fund.............................................. 34
Summary of Principal Risks....................................... 37
Prior Nicholas-Applegate Performance Information................. 40
Management of the Funds.......................................... 42
How Fund Shares Are Priced....................................... 49
How to Buy and Sell Shares....................................... 49
Fund Distributions............................................... 53
Tax Consequences................................................. 54
Characteristics and Risks of Securities and Investment Techniques 55
Financial Highlights............................................. 64


2   PIMCO Funds: Multi-Manager Series

               Summary Information



               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                        Approximate Approximate
                                                                                        Number of   Capitalization
              PIMCO Fund               Investment Objective   Main Investments          Holdings    Range
------------------------------------------------------------------------------------------------------------------------------
Value Stock   NFJ Dividend Value       Current income as a    Income producing common   40-50       More than $2 billion
Funds         (formerly NFJ Equity     primary objective;     stocks of companies with
              Income)                  long-term growth of    market capitalizations
                                       capital is a secondary of more than $2 billion
                                       objective
              ----------------------------------------------------------------------------------------------------------------
              PEA Value                Long-term growth of    Common stocks of          35-60       More than $5 billion
                                       capital and income     companies with market
                                                              capitalizations of more
                                                              than $5 billion and
                                                              below-average valuations
                                                              whose business
                                                              fundamentals are
                                                              expected to improve
              ----------------------------------------------------------------------------------------------------------------
              PEA Renaissance          Long-term growth of    Common stocks of          50-90       All capitalizations
                                       capital and income     companies with below
                                                              average valuations whose
                                                              business fundamentals
                                                              are expected to improve
              ----------------------------------------------------------------------------------------------------------------
              NFJ Small-Cap Value      Long-term growth of    Common stocks of          100-150     Between $100 million and
                                       capital and income     companies with market                 $1.5 billion ($1.8 billion
                                                              capitalizations of                    effective 11/30/03)
                                                              between $100 million and
                                                              $1.5 billion ($1.8
                                                              billion effective
                                                              11/30/03) and
                                                              below-average
                                                              price-to-earnings ratios
                                                              relative to the market
                                                              and their industry groups
------------------------------------------------------------------------------------------------------------------------------
Blend Stock   PEA Growth & Income      Long-term growth of    Common stocks of          40-60       Greater than $5 billion
Funds                                  capital and current    companies with market
                                       income                 capitalizations of
                                                              greater than $5 billion
              ----------------------------------------------------------------------------------------------------------------
              CCM Capital Appreciation Growth of capital      Common stocks of          75-95       At least $1 billion
                                                              companies with market
                                                              capitalizations of at
                                                              least $1 billion that
                                                              have improving
                                                              fundamentals and whose
                                                              stock is reasonably
                                                              valued by the market
              ----------------------------------------------------------------------------------------------------------------
              CCM Mid-Cap              Growth of capital      Common stocks of          75-95       More than $500 million
                                                              companies with medium                 (excluding the 200 largest
                                                              market capitalizations                capitalization companies)
                                                              (more than $500 million,
                                                              but excluding the 200
                                                              largest capitalization
                                                              companies)
------------------------------------------------------------------------------------------------------------------------------
Growth Stock  RCM Large-Cap Growth     Long-term capital      Large capitalization      45-85       At least $3 billion
Funds                                  appreciation           equity securities
              ----------------------------------------------------------------------------------------------------------------
              PEA Growth               Long-term growth of    Common stocks of          35-50       At least $5 billion
                                       capital; income is an  companies with market
                                       incidental             capitalizations of at
                                       consideration          least $5 billion
              ----------------------------------------------------------------------------------------------------------------
              RCM Mid-Cap              Long-term capital      Small to medium           85-125      Same as the Russell Mid-
                                       appreciation           capitalization equity                 Cap Growth Index
                                                              securities
------------------------------------------------------------------------------------------------------------------------------
Global Stock  NACM Global              Maximum long-term      Equity securities of      65-90       All capitalizations
Funds                                  capital appreciation   large capitalization
                                                              companies located in at
                                                              least three different
                                                              countries
------------------------------------------------------------------------------------------------------------------------------
International NACM International       Maximum long-term      Equity securities of      100-150     Companies with
Stock Funds                            capital appreciation   large capitalization                  capitalizations in the top
                                                              companies in at least                 75% of the relevant
                                                              three non-U.S. countries              market
------------------------------------------------------------------------------------------------------------------------------


                                                                  Prospectus 3

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds.  The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some Funds are subject to percentage investment limitations as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

               The NFJ Equity Income Fund recently changed its name to the "NFJ Dividend Value Fund."


4   PIMCO Funds: Multi-Manager Series

               PIMCO CCM Capital Appreciation Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Larger capitalization common stocks At least $1 billion

                      Fund Category           Approximate Number of Holdings      Dividend Frequency
                      Blend Stocks            75-95                               At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

               In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk            .Growth Securities Risk   .Credit Risk
             .Issuer Risk            .Focused Investment Risk  .Management Risk
             .Value Securities Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 5

Calendar Year Total Returns -- Institutional Class                               More Recent Return Information
                                                                                 1/1/03-9/30/03                10.42%

                                    [CHART]                                      Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
 1993    1994     1995    1996    1997    1998    1999    2000     2001    2002               -----------------------
------  -------  ------  ------  ------  ------  ------  ------  ------- ------- Highest (10/1/99-12/31/99)    23.43%
17.70%  -4.26%   37.14%  26.79%  34.22%  17.59%  22.30%  14.02%  -18.89% -23.32%              -----------------------
                                                                                 Lowest (7/1/02-9/30/02)      -15.85%
        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                         Fund Inception
                                                1 Year  5 Years 10 Years (3/8/91)/(4)/
---------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/        -23.32%  0.39%  10.37%   11.31%
---------------------------------------------------------------------------------------
Institutional Class -- After Taxes
 on Distributions/(1)/                          -23.32% -2.48%   7.70%    8.77%
---------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/     -14.32%  0.34%   8.32%    9.16%
---------------------------------------------------------------------------------------
Class R                                         -23.90% -0.36%   9.55%   10.48%
---------------------------------------------------------------------------------------
S&P 500 Index/(2)/                              -22.10% -0.59%   9.34%    9.93%
---------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average/(3)/        -21.21%  0.28%   8.37%    9.10%
---------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.



6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees           These tables describe the fees and expenses you may pay if you
and Expenses   buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/


                                 Distribution                              Total Annual
                 Advisory        and/or Service           Other            Fund Operating
Share Class      Fees            (12b-1) Fees/(2)/        Expenses/(3)/    Expenses
--------------------------------------------------------------------------------------------
Class R          0.45%       0.50%                        0.50%            1.45%
--------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until
    January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Class R                                  $148   $459   $792   $1,735
---------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO CCM Mid-Cap Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks growth of capital Medium capitalization common stocks More than $500 million, but excluding the 200 largest
                      Fund Category           Approximate Number of Holdings      capitalization companies
                      Blend Stocks            75-95
                                                                                  Dividend Frequency
                                                                                  At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

               The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

               The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

   .Market Risk            .Growth Securities Risk  .Focused Investment Risk
   .Issuer Risk            .Smaller Company Risk    .Credit Risk
   .Value Securities Risk  .Liquidity Risk          .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional
               Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


8   PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                             More Recent Return Information
                                                                               1/1/03-9/30/03                11.56%
                                    [CHART]
                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
 1993    1994    1995    1996    1997   1998   1999     2000    2001    2002                   --------------------
-----  ------  ------  ------  ------  ------  -----  ------  ------  -------- Highest (1/1/00-3/31/00)      23.82%
15.77%  -2.36%  37.29%  23.36%  34.17%  7.93%  12.98%  28.44%  -19.35% -20.06%                 --------------------
                                                                               Lowest (7/1/98)-9/30/98)     -14.40%
        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                 Fund Inception
                                                        1 Year  5 Years 10 Years (8/26/91)/(4)/
-----------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                -20.06%  0.19%  10.00%   10.80%
-----------------------------------------------------------------------------------------------
Institutional Class --
 After Taxes on Distributions/(1)/                      -20.06% -1.96%   7.79%    8.80%
-----------------------------------------------------------------------------------------------
Institutional Class --
 After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                            -12.32% -0.20%   7.83%    8.67%
-----------------------------------------------------------------------------------------------
Class R                                                 -20.67% -0.56%   9.18%    9.98%
-----------------------------------------------------------------------------------------------
Russell Mid-Cap Index/(2)/                              -16.19%  2.19%   9.92%   10.93%
-----------------------------------------------------------------------------------------------
Lipper Mid-Cap Core Funds Average/(3)/                  -16.97%  3.62%   9.43%   10.31%
-----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown.
    After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400
    Index. It does not take into account sales charges.
(4) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.


                                                                  Prospectus 9

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
                                                                              Maximum Contingent Deferred Sales Charge
                                Maximum Sales Charge (Load) Imposed on        (Load) (as a percentage of original purchase
                                Purchases (as a percentage of offering price) price)
---------------------------------------------------------------------------------------------------------------------------
Class R                         None                                          None
---------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                   Distribution                                      Total Annual
                                Advisory           and/or Service             Other                  Fund Operating
Share Class                     Fees               (12b-1) Fees/(2)/          Expenses/(3)/          Expenses
---------------------------------------------------------------------------------------------------------------------------
Class R                         0.45%              0.50%                      0.51%                  1.46%
---------------------------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January
    1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares and
    0.01% in trustees' expense incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in
Class R shares of the Fund with the costs of investing in other mutual funds. The
Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Class R                                  $149   $462   $797   $1,746
---------------------------------------------------------------------


10  PIMCO Funds: Multi-Manager Series

               PIMCO NACM Global Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective            Fund Focus                                Approximate Capitalization Range
and Strategies        Seeks maximum long-term capital Equity securities of large capitalization All capitalizations
                      appreciation                    companies located in at least three
                                                      different countries                       Dividend Frequency
                      Fund Category                                                             At least annually
                      Global Stocks                   Approximate Number of Holdings
                                                      65-90

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

         .Foreign (non-U.S.)     .Growth Securities Risk  .Management Risk
          Investment Risk        .Currency Risk           .Turnover Risk
         .Emerging Markets Risk  .Issuer Risk             .Liquidity Risk
         .Credit Risk            .Derivatives Risk        .Smaller Company Risk
         .Market Risk            .Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 11

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class R shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
Share Class                              Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class R                                  0.70%    0.50%             0.60%         1.80%
------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
   Association of Securities Dealers, Inc.
(3)Other Expenses reflect a 0.60% Administrative Fee paid by the class.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Class R                                  $183   $566   $975   $2,116
---------------------------------------------------------------------


12  PIMCO Funds: Multi-Manager Series

               PIMCO NACM International Fund


--------------------------------------------------------------------------------

Principal Investments Investment Objective            Fund Focus
and Strategies        Seeks maximum long-term capital Equity securities of large capitalization
                      appreciation                    companies in at least three countries
                                                      outside the United States

                      Fund Category                   Approximate Number of Holdings
                      International Stocks            100-150

Principal Investments Approximate Capitalization Range
and Strategies        Companies with capitalizations in
                      the top 75% of the relevant market


                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization companies ("large cap stocks") located in at least three countries outside of the United States. The Fund may invest in over 50 different countries worldwide. The Fund generally invests in companies whose stock market capitalizations are in the top 75% of publicly-traded companies in the relevant market. The capitalization range for large capitalization stocks will vary from country to country and may fluctuate greatly due to changing currency values, differences in the size of the respective economies and movements in local stock markets. The Fund may also invest in companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. companies. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective.

               The portfolio managers focus on a "bottom-up" analysis of the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 200% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk    .Emerging Markets Risk
..Issuer Risk             .Currency Risk     .Foreign (non-U.S.) Investment Risk
..Growth Securities Risk  .Credit Risk       .Leveraging Risk
..Turnover Risk           .Derivatives Risk  .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 13

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class R shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
Share Class                              Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class R                                  0.70%    0.50%             0.70%         1.90%
------------------------------------------------------------------------------------------------
(1)Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2)Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National
   Association of Securities Dealers, Inc.
(3)Other Expenses reflect a 0.70% Administrative Fee paid by the class.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
Examples show what your costs would be based on these assumptions.

                  Share Class     Year 1 Year 3 Year 5 Year 10
                  --------------------------------------------
                  Class R         $193   $597   $1,026 $2,222
                  --------------------------------------------


14  PIMCO Funds: Multi-Manager Series

               PIMCO NFJ Dividend Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                   Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks current income as a primary      Income producing common stocks with More than $2 billion
                      objective; long-term growth of capital potential for capital appreciation
                      is a secondary objective                                                   Dividend Frequency
                                                             Approximate Number of Holdings      Quarterly
                      Fund Category                          40-50
                      Value Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

               The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

               In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund recently changed its name from the "NFJ Equity Income Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Credit Risk              .Derivatives Risk
            .Issuer Risk            .Management Risk          .Leveraging Risk
            .Value Securities Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 15

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   1/1/03-9/30/03                8.25%
                                       [CHART]
                                                   Highest and Lowest Quarter Returns
                                                   for periods shown in the bar chart)
                   2001    2002                                -----------------------
                  ------  ------                   Highest (4/1/01-6/30/01)     12.07%
                  16.40%  -6.62%                               -----------------------
                                                   Lowest (7/1/02-9/30/02)     -17.07%
        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                 Portfolio Inception
                                                          1 Year  (5/8/00)/(4)/
------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                  -6.62%   6.37%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/  -8.59%   3.67%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                             -3.23%   4.27%
------------------------------------------------------------------------------------
Class R                                                   -7.31%   5.58%
------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                       -22.10% -15.95%
------------------------------------------------------------------------------------
Lipper Equity Income Funds Average/(3)/                  -15.84%  -5.10%
------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4) The Portfolio began operations on 5/8/00. Index comparisons begin on
    4/30/00.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
                                                                        Maximum Contingent Deferred Sales Charge
                          Maximum Sales Charge (Load) Imposed on        (Load) (as a percentage of original purchase
                          Purchases (as a percentage of offering price) price)
---------------------------------------------------------------------------------------------------------------------
Class R                   None                                          None
---------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                Distribution                                   Total Annual
                          Advisory              and/or Service          Other                  Fund Operating
Share Class               Fees                  (12b-1) Fees/(2)/       Expenses/(3)/          Expenses
---------------------------------------------------------------------------------------------------------------------
Class R                   0.45%                 0.50%                   0.50%                  1.45%
---------------------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until
    January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Class R                                  $148   $459   $792   $1,735
---------------------------------------------------------------------


16  PIMCO Funds: Multi-Manager Series

PIMCO NFJ Small-Cap Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued smaller capitalization Between $100 million and
                      and income                        common stocks                      $1.5 billion ($1.8 billion effective
                                                                                           11/30/03)
                      Fund Category                     Approximate Number of Holdings
                      Value Stocks                      100-150                            Dividend Frequency
                                                                                           At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion ($1.8 billion effective 11/30/03) at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

               The Fund's initial selection universe consists of approximately 4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

               From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

               The Fund may utilize options and other derivative instruments (such as stock index futures contracts) primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is not currently open to new investors. See "How to Buy and Sell Shares -- General Information -- Disclosure Relating to the NFJ Small-Cap Value Fund."

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

         . Market Risk            . Smaller Company Risk     . Credit Risk
         . Issuer Risk            . Liquidity Risk           . Management Risk
         . Value Securities Risk  . Focused Investment Risk  . Derivatives Risk
                                                             . Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 17

Calendar Year Total Returns -- Institutional Class                             More Recent Return Information
                                                                               1/1/03-9/30/03                 9.30%

                                                                               Highest and Lowest Quarter Returns
                                       [CHART]                                 (for periods shown in the bar chart)
                                                                                            -----------------------
                                                                               Highest (4/1/99-6/30/99)      16.39%
 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002               -----------------------
------  ------  ------  ------  ------  ------  ------  ------  ------  ------ Lowest (7/1/98-9/30/98)      -18.61%
13.84%  -3.69%  25.47%  27.72%  35.02%  -9.16%  -6.40%  21.65%  19.12%   3.15%

        Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                      Fund Inception
                                                             1 Year  5 Years 10 Years (10/1/91)/(4)/
----------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                       3.15%  4.91%  11.67%   12.60%
----------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/       2.58%  4.04%   9.49%   10.49%
----------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                      1.93%  3.51%   8.65%    9.60%
----------------------------------------------------------------------------------------------------
Class R                                                        2.38%  4.13%  10.84%   11.77%
----------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                        -20.48% -1.36%   7.16%    8.48%
----------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average(3)                      -10.27%  3.99%  10.31%   11.97%
----------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
    After-tax returns for Class R shares will vary.
(2) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
(3) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the
    S&P Small-Cap 600 Index. It does not take into account sales charges.
(4) The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.


18  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class R                                            0.60%    0.50%             0.50%         1.60%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class Year 1 Year 3 Year 5 Year 10
----------------------------------------
Class R     $163   $505   $871   $1,900
----------------------------------------


                                                                  Prospectus 19

               PIMCO PEA Growth Fund


--------------------------------------------------------------------------------
Principal Investments and Strategies

Principal Investments Investment Objective               Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital; Larger capitalization common   At least $5 billion
                      income is an incidental            stocks
                      consideration                                                     Dividend Frequency
                                                         Approximate Number of Holdings At least annually
                      Fund Category                      35-50
                      Growth Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

               The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk              .Currency Risk            .Management Risk
          .Issuer Risk              .Technology Related Risk  .Derivatives Risk
          .Growth Securities Risk   .Focused Investment Risk  .Leveraging Risk
          .Foreign Investment Risk  .Credit Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Class C shares, which are offered in a different prospectus.
               This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares is based on the performance of the Fund's Class C shares. The
               Class C performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


20  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class C                                           More Recent Return Information
                                                                                 1/1/03-9/30/03                 7.36%
                                    [CHART]
                                                                                 Highest and Lowest Quarter Returns
                                                                                 (for periods shown in the bar chart)
1993    1994    1995    1996    1997    1998    1999     2000    2001     2002                -----------------------
-----  ------  ------  ------  ------  ------  ------  -------  -------  ------- Highest (10/1/99-12/31/99)    36.21%
9.32%  -0.75%  27.47%  17.52%  21.84%  38.90%  39.83%  -14.86%  -29.59%  -29.72%              -----------------------
                                                                                 Lowest (1/1/01-3/31/01)      -23.69%


     Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                          Fund Inception
                                                   1 Year  5 Year 10 Year (2/24/84)/(4)/
----------------------------------------------------------------------------------------
Class C -- Before Taxes/(1)/                       -30.43% -3.93% 4.95%   10.76%
----------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions/(1)/       -30.43% -5.44% 2.49%    8.30%
----------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions and Sale
 of Fund Shares/(1)/                               -18.68% -2.23% 4.03%    8.81%
----------------------------------------------------------------------------------------
Class R                                            -29.43% -3.54% 5.37%   11.20%
----------------------------------------------------------------------------------------
S&P 500 Index /(2)/                                -22.10% -0.59% 9.34%   12.57%
----------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/           -23.88% -2.13% 7.43%   10.72%
----------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class C shares only. After-tax returns for Class R shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.


                                                                  Prospectus 21

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class R shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class R                                            0.50%    0.50%             0.50%         1.50%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class Year 1 Year 3 Year 5 Year 10
----------------------------------------
Class R     $153   $474   $818    $1,791
----------------------------------------


22  PIMCO Funds: Multi-Manager Series

               PIMCO PEA Growth & Income Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                      Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Medium and large capitalization Greater than $5 billion
                      and current income                common stocks
                                                                                        Dividend Frequency
                      Fund Category                     Approximate Number of Holdings  Quarterly
                      Blend Stocks                      40-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

               When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

               When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

               The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

          .Market Risk             .Liquidity Risk           .Fixed Income Risk
          .Issuer Risk             .Foreign Investment Risk  .High Yield Risk
          .Growth Securities Risk  .Currency Risk            .Credit Risk
          .Value Securities Risk   .Focused Investment Risk  .Management Risk
          .Smaller Company Risk    .Technology Related Risk  .Derivatives Risk
          .Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all of


                                                                  Prospectus 23
               the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The performance information below for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000 and its investment objective on September 26, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns --             More Recent Return Information
Institutional Class                        1/1/02-9/30/03                 8.06%

                                           Highest and Lowest Quarter Returns
[CHART]                                    (for periods shown in the bar chart)
                                                        -----------------------
 1995    1996    1997    1998    1999      Highest (10/1/99-12/31/99)    40.12%
          2000    2001     2002                         -----------------------
 ------  ------  -----   ------  ------    Lowest (7/1/01-9/30/01)      -21.95%
        ------  -------  -------
 31.72%  17.31%  16.22%  29.89%  51.81%
        19.79%  -24.56%  -19.57%

    Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)
                                                                                       Fund Inception
                                                                       1 Year  5 Years (12/28/94)/(4)/
------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                               -19.57%  7.47%  12.53%
------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/               -20.00%  0.89%   6.19%
------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1)/                            -12.01%  3.87%   7.99%
------------------------------------------------------------------------------------------------------
Class R                                                                -20.18%  6.66%  11.70%
------------------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                     -22.10% -0.59%  10.30%
------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average/(3)/                               -23.88% -2.13%   7.93%
------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by
    Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300%
    of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.


24  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class R shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory andor Service     Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class R                                            0.60%    0.50%             0.50%         1.60%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1 Year 3 Year 5 Year 10
--------------------------------------------
Class R         $163   $505   $871   $1,900
--------------------------------------------


                                                                  Prospectus 25

               PIMCO PEA Renaissance Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                        Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued stocks with improving All capitalizations
                      and income                        business fundamentals
                                                                                          Dividend Frequency
                      Fund Category                     Approximate Number of Holdings    At least annually
                      Value Stocks                      50-90

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company's competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      . Market Risk            . Foreign Investment Risk  . Credit Risk
      . Issuer Risk            . Currency Risk            . Management Risk
      . Value Securities Risk  . Derivatives Risk         . Leveraging Risk
      . Focused Investment
        Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and information to its right shows the performance of the Fund's
               Class C shares, which are offered in a different prospectus.
               This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table for Class R shares is based on the performance of the Fund's Class C shares. The Class
               C performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


26  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Class C                                          More Recent Return Information
                                                                                1/1/03-9/30/03                20.71%
                                    [CHART]
                                                                                Highest and Lowest Quarter Returns
                                                                                (for periods shown in the bar chart)
 1993    1994    1995    1996    1997    1998   1999     2000    2001    2002   Highest (10/1/01-12/31/01)    20.95%
------  ------  ------  ------  ------  ------  -----   ------  ------  -------             ------------------------
21.23%  -5.05%  27.61%  24.40%  34.90%  10.72%  9.02%   36.66%  18.51%  -26.66% Lowest (7/1/02-9/30/02)      -31.93%
                                                                                            ------------------------



Average Annual Total Returns (for periods ended
12/31/02)
                                                                                              Fund Inception
                                                                     1 Year  5 Years 10 Years (4/18/88)/(4)/
------------------------------------------------------------------------------------------------------------
Class C -- Before Taxes/(1)/                                         -27.36% 7.47%   13.46%   11.63%
------------------------------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions/(1)/                         -28.64% 3.80%    9.74%    8.57%
------------------------------------------------------------------------------------------------------------
Class C -- After Taxes on Distributions and Sale of Fund Shares/(1)/ -16.74% 4.51%    9.60%    8.43%
------------------------------------------------------------------------------------------------------------
Class R                                                              -26.36% 7.90%   13.91%   12.08%
------------------------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index/(2)/                                      -9.65% 2.95%   11.05%   13.42%
------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average/(3)/                              -14.67% 3.60%   10.40%   10.72%
------------------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class C shares only.
    After-tax returns for Class R shares will vary.
(2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory and/or Service    Other         Fund Operating
                                         Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class R                                  0.60%    0.50%             0.51%         1.61%
------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the National
    Association of Securities Dealers, Inc.
(3) Other expenses reflects a 0.50% Administrative Fee paid by Class R shares and 0.01% in trustees' expense incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                         Year 1   Year 3            Year 5        Year 10
------------------------------------------------------------------------------------------------
Class R                                  $164     $508              $876          $1,911
------------------------------------------------------------------------------------------------


                                                                  Prospectus 27

               PIMCO PEA Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                         Approximate Capitalization Range
and Strategies        Seeks long-term growth of capital Undervalued larger capitalization  More than $5 billion
                      and income                        stocks with improving fundamentals
                                                                                           Dividend Frequency
                      Fund Category                     Approximate Number of Holdings     At least annually
                      Value Stocks                      35-60

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

               The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

               The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      .  Market Risk            .  Foreign Investment Risk  .  Credit Risk
      .  Issuer Risk            .  Currency Risk            .  Management Risk
      .  Value Securities Risk  .  Focused Investment Risk  .  Leveraging Risk
                                                            .  Derivatives Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's
               Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class
               R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional
               Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


28  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns --             More Recent Return Information
Institutional Class                        1/1/03-9/30/03                15.45%

                                           Highest and Lowest Quarter Returns
[CHART]                                    (for periods shown in the bar chart)
                                                        -----------------------
                                           Highest (4/1/99-6/30/99)      17.92%
1993    1994    1995    1996    1997                    -----------------------
1998   1999   2000     2001   2002         Lowest (7/1/02-9/30/02)      -27.72%
------  ------  ------  ------  ------
------  -----  ------  ------ -------
16.41%  -4.07%  38.91%  20.34%  26.21%
10.17%  4.30%  31.02%  15.70% -24.80%

    Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                            Fund Inception
                                                   1 Year  5 Years 10 Years (12/30/91)/(4)/
-------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1) /          -24.80%  5.55%  11.93%   12.10%
-------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1) /                               -26.21%  1.96%   8.12%    8.49%
-------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1) /       -15.20%  3.05%   8.27%    8.56%
-------------------------------------------------------------------------------------------
Class R                                            -25.38%  4.76%  11.10%   11.80%
-------------------------------------------------------------------------------------------
Russell 1000 Value Index /(2)/                     -15.52%  1.16%  10.81%   11.08%
-------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Average /(3)/         -19.93% -0.63%   8.44%    8.64%
-------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
    After-tax returns for Class R shares will vary.
(2) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.


                                                                  Prospectus 29

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Class R shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/
                                                            Distribution                    Total Annual
                                                   Advisory and/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class R                                            0.45%    0.50%             0.50%         1.45%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by the class.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class     Year 1 Year 3 Year 5 Year 10
--------------------------------------------
Class R         $148   $459   $792   $1,735
--------------------------------------------


30  PIMCO Funds: Multi-Manager Series

               PIMCO RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus
and Strategies        Seeks long-term capital appreciation Large capitalization equity securities

                      Fund Category                        Approximate Number of Holdings
                      Growth Stocks                        45-85

Principal Investments Approximate Capitalization Range
and Strategies        At least $3 billion

                      Dividend Frequency
                      At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Sector Specific Risk                .Credit Risk
..Issuer Risk             .Foreign (non-U.S.) Investment Risk  .Management Risk
..Growth Securities Risk  .Currency Risk                       .Leveraging Risk
..Liquidity Risk          .Emerging Markets Risk               .Derivatives Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


                                                                  Prospectus 31

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund.
               The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional
               Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table shows performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although
               Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns --             More Recent Return Information
Institutional Class                        1/1/03-9/30/03                 6.31%

                                           Highest and Lowest Quarter Returns
[CHART]                                    (for periods shown in the bar chart)
                                                        -----------------------
1997    1998    1999    2000    2001       Highest (10/1/98-12/31/98)    29.25%
2002                                                    -----------------------
------  ------  ------  ------  -------    Lowest (1/1/01-3/31/01)      -19.06%
-------
31.99%  44.11%  44.84%  -8.37%  -21.99%
-22.94%

    Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/02)

                                                                     Fund inception
                                                     1 Year  5 Years (12/31/96)/(4)/
------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1) /          -22.94%   2.83%   7.20%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions/(1) /                               -23.06%   1.02%   5.26%
------------------------------------------------------------------------------------
Institutional Class -- After Taxes on
 Distributions and Sale of Fund Shares/(1) /       -14.08%   2.37%   5.81%
------------------------------------------------------------------------------------
Class R                                            -23.49%   2.11%   6.45%
------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                 -22.10%  -0.59%   4.40%
------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/         -27.90%  -2.81%   1.04%
------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
    Institutional Class shares only. After-tax returns for Class R shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks.
    It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.


32  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                            Distribution                    Total Annual
                                                   Advisory And/or Service    Other         Fund Operating
Share Class                                        Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
----------------------------------------------------------------------------------------------------------
Class R                                            0.45%    0.50%             0.50%         1.45%
----------------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities
    Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the
Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Class R                                  $148   $459   $792   $1,735
---------------------------------------------------------------------


                                                                  Prospectus 33

               PIMCO RCM Mid-Cap Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Fund Focus                           Approximate Capitalization Range
and Strategies        Seeks long-term capital appreciation Equity and equity-related securities Same as the Russell Mid-Cap
                                                           of U.S. companies with small and     Growth Index
                      Fund Category                        medium market capitalizations
                      Growth Stocks                                                             Dividend Frequency
                                                           Approximate Number of Holdings       At least annually
                                                           85-125

               The Fund seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return are:

..Market Risk             .Sector Specific Risk                .Credit Risk
..Issuer Risk             .Foreign (non-U.S.) Investment Risk  .Management Risk
..Growth Securities Risk  .Emerging Markets Risk               .Leveraging Risk
..Smaller Company Risk    .Currency Risk                       .Derivatives Risk
..Liquidity Risk          .Turnover Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


34  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when a corresponding
Information    fund of Dresdner RCM Global Funds, Inc. (the "DRCM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund.
               The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional
               Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown in the bar chart. Performance information shown in the Average Annual Total Returns table shows performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although
               Institutional Class and Class R shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund.
               The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class                             More Recent Return Information
                                                                               1/1/03-9/30/03                10.19%
                                    [CHART]
                                                                               Highest and Lowest Quarter Returns
                                                                               (for periods shown in the bar chart)
 1993   1994    1995    1996    1997    1998    1999   2000    2001     2002                -----------------------
------  -----  ------  ------  ------  ------  ------  -----  -------  ------- Highest (10/1/99-12/31/99)    42.23%
10.72%  0.76%  34.53%  19.07%  17.50%  15.06%  60.16%  1.22%  -24.62%  -26.29%              -----------------------
                                                                               Lowest (10/1/00-12/31/00)    -25.04%
        Calendar Year End (through 12/31)


               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                  Fund inception
                                                         1 Year  5 Years 10 Years (11/6/79)/(4)/
------------------------------------------------------------------------------------------------
Institutional
 Class -- Before
 Taxes/(1)/                                              -26.29%  0.72%  8.08%    15.44%
------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/ -26.29% -5.72%  0.90%     9.68%
------------------------------------------------------------------------------------------------
Institutional
 Class -- After
 Taxes on
 Distributions and
 Sale of Fund
 Shares/(1)/                                             -16.15% -0.30%  4.50%    11.10%
------------------------------------------------------------------------------------------------
Class R                                                  -26.82%  0.01%  7.33%    14.64%
------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                        -27.40% -1.82%  6.71%    12.65%
------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                 -28.52% -1.48%  6.22%    10.41%
------------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest
    historical individual federal marginal income tax rates
    and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax
    situation and may differ from those shown. After-tax
    returns are not relevant to investors who hold Fund
    shares through tax-deferred arrangements such as 401(k)
    plans or individual retirement accounts. In some cases
    the return after taxes may exceed the return before
    taxes due to an assumed tax benefit from any losses on
    a sale of Fund shares at the end of the measurement
    period. After-tax returns are for Institutional Class
    shares only. After-tax returns for Class R shares will
    vary.
(2) The Russell Mid-Cap Growth Index is an unmanaged index
    that measures the performance of those Russell Mid-Cap
    companies with higher price-to-book ratios and higher
    forecasted growth values. The stocks are also members
    of the Russell 1000(R) Growth Index. It is not possible
    to invest directly in the index.
(3) The Lipper Mid-Cap Growth Funds Average is a total
    return performance average of funds tracked by Lipper,
    Inc. that normally invest primarily in companies with
    market capitalizations less than $5 billion at the time
    of purchase. It does not take into account sales
    charges.
(4) The Fund began operations on 10/31/79. Index
    comparisons begin on 10/31/79. Index comparisons for
    the Russell Mid-Cap Growth Index represent the return
    of the Russell Mid-Cap Growth Index since its inception
    on 12/31/85. For periods prior to 12/31/85, the index
    comparisons represent the return of the Russell Mid-Cap
    Index.


                                                                  Prospectus 35

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Class R shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on        Maximum Contingent Deferred Sales Charge (Load)
        Purchases (as a percentage of offering price) (as a percentage of original purchase price)
-----------------------------------------------------------------------------------------------------
Class R None                                          None
-----------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)/(1)/

                                                  Distribution                    Total Annual
                                         Advisory And/or Service    Other         Fund Operating
Share Class                              Fees     (12b-1) Fees/(2)/ Expenses/(3)/ Expenses
------------------------------------------------------------------------------------------------
Class R                                  0.47%    0.50%             0.51%         1.48%
------------------------------------------------------------------------------------------------
(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004)
    may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the
    National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.50% Administrative Fee paid Class R shares and 0.01% in trustees' expense incurred during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
Examples show what your costs would be based on these assumptions.

Share Class                                             Year 1 Year 3 Year 5 Year 10
------------------------------------------------------------------------------------
Class R                                                 $151   $468   $808   $1,768
------------------------------------------------------------------------------------


36  PIMCO Funds: Multi-Manager Series

               Summary of Principal Risks

               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, NFJ Dividend
               Value, PEA Growth & Income, CCM Mid-Cap, NFJ Small-Cap Value and
               PEA Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         Each Fund may invest in equity securities of companies that its
Securities     portfolio manager or portfolio management team believes will
Risk           experience relatively rapid earnings growth. The CCM Capital
               Appreciation, PEA Growth, PEA Growth & Income, CCM Mid-Cap, NACM
               Global, NACM International, RCM Large-Cap Growth and RCM Mid-Cap
               Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global and NFJ
               Small-Cap Value Funds generally have substantial exposure to this risk. The PEA Growth & Income, CCM Mid-Cap and RCM Mid-Cap
               Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    All Funds except the CCM Capital Appreciation, CCM Mid-Cap and
Risk           RCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The


                                                                  Prospectus 37

               Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Healthcare Related Risk. Certain funds, such as the RCM Large-Cap Growth and RCM Mid-Cap Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

               Technology Related Risk. Certain Funds, such as the RCM Large-Cap Growth and RCM Mid-Cap Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        A Fund that invests in foreign securities may experience more
(non-U.S.)     rapid and extreme changes in value than Funds that invest
Investment     exclusively in securities of U.S. issuers or securities that
Risk           trade exclusively in U.S. markets. The NACM Global, NACM
               International and RCM Large-Cap Growth Funds are especially susceptible to this risk. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
               Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
               Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
               standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The
               NACM Global, NACM International and RCM Large-Cap Growth Funds may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Global, NACM International and RCM Large-Cap Growth Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.


38  PIMCO Funds: Multi-Manager Series

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or
               "financial and business services," which may share common
               characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.
Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk. The PEA Growth & Income
               Fund is particularly sensitive to this risk because it may invest a significant portion of its assets in interest rate sensitive securities such as corporate bonds.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." Certain of the Funds, specifically the NACM Global, NACM International and RCM Mid-Cap Funds, are particularly susceptible to this risk. The NACM International Fund is expected to have a portfolio turnover rate greater than 200%. The NACM Global Fund is expected to have a portfolio turnover rate greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               The PEA Growth & Income Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them
               (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


                                                                  Prospectus 39

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Global and NACM International Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Global and NACM International Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The PIMCO Funds are recently organized and do not have a full calendar year of performance.

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"1), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               The Global Select Composite consists primarily of a diversified group of foreign and domestic larger market capitalization equities with a focus on stock selection. The Global Select Composite was created on October 1, 1997. The Global Select Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Global Select Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Global Select Composite.

               The International Equity Composite (the "International Composite") consists of equity investments in non-U.S. companies, with emerging countries exposure between 0% and 20%. The International Composite was created on March 1, 1996. The International Composite includes all discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000 having a minimum account size of $10 million. The International Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               --------
              1 AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.



40  PIMCO Funds: Multi-Manager Series

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.


Prior Performance of Similar Accounts Relating to the NACM Global Fund
                Nicholas-Applegate      Nicholas-Applegate           MSCI All Country
Year            Global Select Fund/(1)/ Global Select Composite/(2)/ World Index Free(2)
----------------------------------------------------------------------------------------
1998            46.18%                  48.13%                            21.97%
----------------------------------------------------------------------------------------
1999            129.35%                 132.41%                           26.82%
----------------------------------------------------------------------------------------
2000            (15.15)%                (15.54)%                          (13.94)%
----------------------------------------------------------------------------------------
2001            (20.37)%                (19.30)%                          (15.91)%
----------------------------------------------------------------------------------------
2002            (18.80)%                (17.71)%                          (18.98)%
----------------------------------------------------------------------------------------
10/1/02-9/30/03 28.50%                  29.86%                            26.77%
----------------------------------------------------------------------------------------
10/1/98-9/30/03 14.44%                  15.58%                            0.52%
----------------------------------------------------------------------------------------
Since Inception 14.44%                  15.58%                            0.52%
----------------------------------------------------------------------------------------

             (1)The "Since Inception" date for Nicholas-Applegate Global Select
                Fund is September 30, 1997.
             (2)The Morgan Stanley Capital International ("MSCI") All Country
                World Index Free is an unmanaged market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The Index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The "Since Inception" date for the Nicholas-Applegate Global Select Composite and MSCI All County World Index Free is October 1, 1997.

Prior Performance of Similar Accounts Relating to the NACM International Fund
                   Nicholas-Applegate    Nicholas-Applegate
                   International Core    International Equity    MSCI EAFE
Year               Growth Fund/(1)/      Composite/(2)/          Index/(2)/
------------------------------------------------------------------------------
1998               21.54%                23.65%                  20.33%
------------------------------------------------------------------------------
1999               69.07%                69.72%                  27.30%
------------------------------------------------------------------------------
2000               (23.08)%              (23.62)%                (13.96)%
------------------------------------------------------------------------------
2001               (27.97)%              (27.58)%                (21.21)%
------------------------------------------------------------------------------
2002               (19.21)%              (18.32)%                (15.66)%
------------------------------------------------------------------------------
10/1/02-9/30/03    18.94%                19.96%                  26.54%
------------------------------------------------------------------------------
10/1/98-9/30/03    (0.28)%               0.27%                   0.34%
------------------------------------------------------------------------------
Since Inception    5.22%                 6.80%                   0.92%
------------------------------------------------------------------------------

             (1)The "Since Inception" date for Nicholas-Applegate International
                Core Growth Fund is December 27, 1996.
             (2)The Morgan Stanley Capital International Europe, Australia, Far
                East Index ("MSCI EAFE") is an unmanaged total-return performance benchmark. It is a capitalization-weighted index representative of the stock market structure of Europe and the Pacific Basin. The "Since Inception" date for Nicholas-Applegate International Equity Composite and MSCI EAFE Index is March 27, 1996.


                                                                  Prospectus 41

               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained investment management firms ("Sub-Advisers") to manage each Fund's investments. See "Sub-Advisers" below.

               The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund                                                              Advisory Fees
-------------------------------------------------------------------------------
CCM Capital Appreciation, NFJ Dividend Value, CCM Mid-Cap, RCM
 Large-Cap Growth and PEA Value Funds                                 0.45%
RCM Mid-Cap Fund                                                      0.47%
PEA Growth Fund                                                       0.50%
PEA Growth & Income, PEA Renaissance and NFJ Small-Cap Value
 Funds                                                                0.60%
NACM Global and NACM International Funds                              0.70%


Administrative Each Fund pays for the administrative services it
Fees requires under a fee structure which is essentially fixed. Class R shareholders of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to Class R shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.


42  PIMCO Funds: Multi-Manager Series

               Class R shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class R shares):

               Fund                                          Administrative Fees
               -----------------------------------------------------------------
               NACM International Fund                              0.70%
               NACM Global Fund                                     0.60%
               All other Funds                                      0.50%

Sub-Advisers   Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

         Sub-Adviser*                        Funds
         -----------------------------------------------------------------------
         PIMCO Equity Advisors LLC           PEA Growth, PEA Growth & Income,
         ("PIMCO Equity Advisors")           PEA Value and PEA Renaissance
         1345 Avenue of the Americas, 50th
          Floor
         New York, NY 10105
         ------------------------------------
         Cadence Capital Management LLC      CCM Capital Appreciation and CCM
          ("Cadence")                        Mid-Cap
         265 Franklin Street
         11th Floor
         Boston, MA 02110
         ------------------------------------
         Dresdner RCM Global Investors LLC   RCM Large-Cap Growth and RCM
         ("Dresdner RCM")                    Mid-Cap (the "RCM Funds")
         4 Embarcadero Center
         San Francisco, CA 94111
         ------------------------------------
         Nicholas-Applegate Capital          NACM Global and NACM International
          Management LLC ("NACM")            (the "NACM Funds")
         600 West Broadway
         San Diego, CA 92101
         ------------------------------------
         NFJ Investment Group L.P. ("NFJ")   NFJ Dividend Value and NFJ
         2121 San Jacinto, Suite 1840        Small-Cap Value
         Dallas, TX 75201
         ------------------------------------

              * Each Sub-Adviser is affiliated with the Adviser.

               The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.


                                                                  Prospectus 43

PIMCO Equity   PIMCO Equity Advisors provides equity-related advisory services
Advisors       to mutual funds and institutional accounts. Accounts managed by
               PIMCO Equity Advisors had combined assets as of September 30, 2003, of approximately $9.2 billion.

               The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the PEA Growth Fund prior to March 6, 1999, for the PEA Growth & Income Fund prior to July 1, 1999, for the PEA Value Fund prior to May 8, 2000 and for the PEA Renaissance Fund prior to May 7, 1999.


Fund                Portfolio Managers Since Recent Professional Experience
---------------------------------------------------------------------------------------------------------------
PEA Growth          Kenneth W. Corba   1999  Managing Director and Chief Investment Officer of PIMCO Equity
                                             Advisors and a Member of the Management Board of ADAM of America.
                                             Prior to joining ADAM of America, he was with Eagle Asset
                                             Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio Manager. He
                                             was with Stein Roe and Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital
                                             Management Group, Senior Vice President and Portfolio Manager.

PEA Growth & Income Mr. Corba          1999  See above.

PEA Value           John K. Schneider  2000  Managing Director of PIMCO Equity Advisors. Prior to joining ADAM of America, he was a partner and Portfolio Manager of Schneider
                                             Capital Management from 1996 to 1999, where he managed equity accounts for various institutional clients. Prior to that he was a member of the Equity Policy Committee and Director of Research
                                             at Newbold's Asset Management from 1991 to 1996.

PEA Renaissance     Mr. Schneider      1999  See above.

               During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of ADAM of America and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were approved by the Trust's Board of Trustees.


44  PIMCO Funds: Multi-Manager Series

Cadence Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2003, of approximately $5.1 billion.

               The following individuals at Cadence share primary responsibility for each of the noted Funds.


Fund         Portfolio Managers        Since             Recent Professional Experience
-----------------------------------------------------------------------------------------------------------
CCM Capital  David B. Breed            1991 (Inception)  Managing Director, Chief Executive Officer, Chief
Appreciation                                             Investment Officer and founding partner of
                                                         Cadence. Member of the Management Board of PIMCO
                                                         Funds Advisors. He is a research generalist and
                                                         has led the team of portfolio managers and
                                                         analysts since 1988. Mr. Breed has managed
                                                         separate equity accounts for many institutional
                                                         clients and has led the team that manages the
                                                         PIMCO Funds sub-advised by Cadence since those
                                                         Funds' inception dates.

             William B. Bannick        1992              Managing Director and Executive Vice President at
                                                         Cadence. Mr. Bannick is a research generalist and
                                                         Senior Portfolio Manager for the Cadence team. He
                                                         has managed separately managed equity accounts
                                                         for various Cadence institutional clients and has
                                                         been a member of the team that manages the PIMCO
                                                         Funds sub-advised by Cadence since joining
                                                         Cadence in 1992.

             Katherine A. Burdon       1993              Managing Director and Senior Portfolio Manager at
                                                         Cadence. Ms. Burdon is a research generalist and
                                                         has managed separately managed equity accounts
                                                         for various Cadence institutional clients and has
                                                         been a member of the team that manages the PIMCO
                                                         Funds sub-advised by Cadence since joining
                                                         Cadence in 1993.

CCM Mid-Cap  Messrs. Breed and Bannick Same as Capital   See above.
             and Ms. Burdon            Appreciation Fund


Dresdner RCM   Dresdner RCM is located at Four Embarcadero Center, San
               Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global
               Investors US Holdings LLC, Dresdner RCM provides advisory services to mutual funds and institutional accounts. Dresdner
               RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. Information about some of the investment professionals comprising the investment team is located in the SAI under "Other Information".

               The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

               The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.


                                                                  Prospectus 45

NACM Organized in 1984, Nicholas-Applegate, an affiliate of the Adviser, provides advisory services to mutual funds and institutional accounts. As of September 30, 2003,
               Nicholas-Applegate had approximately $18.4 billion in assets under management.

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund                Portfolio Managers   Since            Recent Professional Experience
----------------------------------------------------------------------------------------------------------------------------
NACM Global        Catherine Nicholas    2002 (inception) Nicholas-Applegate's Chief Investment Officer from 1997 to
                   (expected to retire                    August, 2002. She is responsible for management of
                   12/31/03)                              Nicholas-Applegate's global equities strategies. Ms. Nicholas joined the firm in 1987 and has 18 years' prior investment experience with Professional Asset Securities, Inc. and Pacific
                                                          Century Advisors.

                   Pedro Marcal          2002 (inception) Lead Portfolio Manager for the Nicholas-Applegate Global Select
                                                          strategies since 2001. Lead Portfolio Manager for the
                                                          Nicholas-Applegate Emerging Countries strategies from 1994 until
                                                          2001. He has 5 years' prior investment management experience with
                                                          A.B. Laffer & Associates as an economist and A-Mark Precious
                                                          Metals as a precious metals trader.


                   Nicholas Melhuish     2003             Lead Portfolio Manager for Nicholas-Applegate Global Equities
                                                          strategies since 2003. Prior to joining Nicholas-Applegate in
                                                          2003, he spent 4 years with Putnam Investments as an
                                                          international portfolio manager and 8 years with Schroder
                                                          Investment Management managing international, European and Asian equities.

                   Horacio A. Valerias   2003             See Above
                   Andrew Beal           2002 (inception) Lead Portfolio Manger for the Nicholas-Applegate Emerging
                                                          Countries and Pacific Rim strategies since 2001. Prior to joining
                                                          Nicholas-Applegate in 2001, he spent 10 years with Schroder
                                                          Investment Management (UK) LTD specializing in Asian Investments as Head of Asian institutional investments.

                   Melisa Grigolite, CFA 2002 (inception) Portfolio Manager for the Nicholas-Applegate's International
                                                          Growth strategies since 1997. Ms. Grigolite joined the firm in
                                                          1991. She has 11 years' prior experience.

                   Michael Fredericks    2002 (inception) International Product Specialist with Nicholas-Applegate since
                                                          2001. Prior to joining Nicholas-Applegate in 2001, he spent a total of 7 years with Callan Associates as an assistant vice president; Baring Asset Management as an assistant vice
                                                          president; and Bank of America as a senior financial analyst.

                   Chris Herrera         2002 (inception) Investment Analyst for Nicholas-Applegate International Growth
                                                          strategies. Prior to joining Nicholas-Applegate in 2000, he was an analyst in the Investment Banking division of Lehman Brothers for 3 years.
NACM International Horacio A. Valeiras   2003             See Above
                   Andrew Beal           2002 (inception) See Above
                   Jon Borchardt         2002 (inception) Investment Analyst for the Nicholas-Applegate International
                                                          strategies since 1996. He has 5 years' prior experience as a
                                                          International Account Administrator with Nicholas-Applegate
                                                          Capital Management.
                   Jason Campbell        2002 (inception) Portfolio Manager for the Nicholas-Applegate International
                                                          strategies since 1998. He has 3 years' prior experience with San
                                                          Diego State University Economics Department as both a teaching assistant and graduate student.


46  PIMCO Funds: Multi-Manager Series

Fund  Portfolio Managers   Since            Recent Professional Experience
--------------------------------------------------------------------------------------------------------------
     John Casarietti       2002 (inception) Investment Analyst for Nicholas-Applegate Emerging Countries
                                            strategies since 2001 and Account Administrator 1998 to 2001. His experience includes responsibilities in the firm's operations department and 4 years' prior experience with Interbank Funding
                                            Group and Barron Chase Securities.
     Michael Fredericks    2002 (inception) See Above
     Melisa Grigolite, CFA 2002 (inception) See Above
     Rebecca Hagstrom,     2002 (inception) Investment Analyst for Nicholas-Applegate Emerging Countries
     CFA                                    strategies since 2000. Prior to joining Nicholas-Applegate in
                                            2000, she spent a total of 5 years with Prudential Global Asset
                                            Management; Prudential Capital Group; and Prudential Realty Group
                                            as an investment analyst.
     Karl Richlenburg      2002 (inception) Investment Analyst for Nicholas-Applegate International
                                            strategies since 2001. Prior to joining Nicholas-Applegate in
                                            2001, he spent a total of 8 years with GE Asset Management as an equity research associate; International Equities; and GFI Group
                                            Ltd., London as a foreign exchange options broker.
     Eric Sagmeister       2002 (inception) Investment Analyst for Nicholas-Applegate International
                                            strategies since 1995. His experience with Nicholas-Applegate includes 5 years as a trade settlement coordinator and in the operations department.

NFJ NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2003, of approximately $3.9 billion.

               The following individuals at NFJ share primary responsibility for the noted Fund.

Fund                Portfolio Managers      Since            Recent Professional Experience
-----------------------------------------------------------------------------------------------------
NFJ Dividend Value  Chris Najork            2000 (Inception) Managing Director and founding partner
                                                             of NFJ. He has over 30 years'
                                                             experience encompassing equity research
                                                             and portfolio management. Prior to the
                                                             formation of NFJ in 1989, he was a
                                                             Senior Vice President, Senior Portfolio
                                                             Manager and analyst at NationsBank,
                                                             which he joined in 1974.
                    Benno J. Fischer        2000 (Inception) Managing Director and founding partner
                                                             of NFJ. He has over 30 years'
                                                             experience in portfolio management
                                                             investment analysis and research. Prior
                                                             to the formation of NFJ in 1989, he was
                                                             Chief Investment Officer (institutional
                                                             and fixed income), Senior Vice
                                                             President and Senior Portfolio Manager
                                                             at NationsBank, which he joined in
                                                             1971. Prior to joining NationsBank, Mr.
                                                             Fischer was a securities analyst at
                                                             Chase Manhattan Bank and Clark, Dodge.
                    Jeffrey S. Partenheimer 2002             Principal at NFJ. He is a portfolio
                                                             manager with over 17 years' experience
                                                             in financial analysis, portfolio
                                                             management and large corporate finance.
                                                             Prior to joining NFJ in 1999, he spent
                                                             10 years in commercial banking (8 of
                                                             those years managing investment
                                                             portfolios) and 4 years as a treasury
                                                             director for DSC Communications in
                                                             Plano, Texas. He began his career as a
                                                             financial analyst with First City Bank
                                                             of Dallas in 1985. He is both a CFA and
                                                             CPA.
NFJ Small-Cap Value Mr. Najork              1991 (Inception) See Above
                    Mr. Fischer             1991 (Inception) See Above
                    Paul A. Magnuson        1995             Principal at NFJ. He is a Portfolio
                                                             Manager and Senior Research Analyst
                                                             with 17 years' experience in equity
                                                             analysis and portfolio management.
                                                             Prior to joining NFJ in 1992, he was an
                                                             assistant vice president at
                                                             NationsBank, which he joined in 1985.
                                                             Within the Trust Investment Qualitative
                                                             Services Division at NationsBank, he
                                                             was responsible for equity analytics
                                                             and structured fund management.


                                                                  Prospectus 47

     Fund Portfolio Managers Since Recent Professional Experience
     ----------------------------------------------------------------------
          E. Clifton Hoover  1998  Principal at NFJ. He is a Portfolio
                                   Manager with 17 years' experience in
                                   financial analysis and portfolio
                                   management. Prior to joining NFJ in
                                   1997, he was associated with Credit
                                   Lyonnais from 1991 to 1997, where he
                                   served as a vice-president and was
                                   responsible for the financial analysis
                                   and portfolio management of a
                                   diversified portfolio. He began his
                                   career as a financial analyst with
                                   NationsBank in 1985.


Adviser/       Shareholders of each Fund (except the NFJ Dividend Value and CCM
Sub-Adviser    Mid-Cap Funds) have approved a proposal permitting the Adviser
Relationship   to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America.
               Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.


48  PIMCO Funds: Multi-Manager Series

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Class R shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               How to Buy and Sell Shares

               The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds. For additional information, please see the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, which is part of the Statement of Additional Information which is incorporated herein by reference.

General        . Retirement Plans.   Class R shares generally are available
Information    only to 401(k) plans, 457 plans, employer sponsored 403(b)
               plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, "retirement plans"). In addition, Class
               R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the plan's financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings
               Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan.

               The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

               Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Funds. Eligible retirement plans may also purchase shares directly from the Trust. See "Buying Shares" below. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.


                                                                  Prospectus 49

               Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge retirement plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

               Financial service firms and retirement plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or retirement plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or retirement plan for its clients). The Distributor may pay a financial service firm or retirement plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the retirement plan's and/or the financial service firm's materials regarding its fees and services.

               . Calculation of Share Price and Redemption Payments. When shareholders buy or sell (redeem) Class R shares of the Funds, they pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day's NAV if the orders were received by the firm from the retirement plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

               Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

               The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

               . Disclosure Relating to the NFJ Small-Cap Value Fund. Class R shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer be eligible to purchase shares of the Fund.

               Shareholders of other series of PIMCO Funds: Multi-Manager Series and of PIMCO Funds: Pacific Investment Management Series are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

               The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.


50  PIMCO Funds: Multi-Manager Series

Distribution   The Funds pay fees to the Distributor on an ongoing basis as
and            compensation for the services the Distributor renders and the
Servicing      expenses it bears in connection with the sale and distribution
(12b-1) Plans  of Fund shares ("distribution fees") and in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
               ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to Class R shares):

                     Servicing                       Distribution
All Funds            Fee                             Fee
----------------------------------------------------------------------------
 Class R    0.25%                            0.25%
----------------------------------------------------------------------------

               Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of the Funds' shares.

Buying Shares  Class R shares of each Fund are continuously offered to retirement plans. See "Retirement Plans" above. Plan participants may purchase Class R shares only through their retirement plans. In connection with purchases, retirement plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Retirement plans and financial service firms may charge for such services. A retirement plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Retirement plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the retirement plan level.

               Retirement plans which wish to invest directly by mail should send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

                                      PIMCO Advisors Distributors LLC
                                      P.O. Box 9688
                                      Providence, RI 02940-0926

               The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

               The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

               Class R shares of the Funds will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, retirement plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the Trust's transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.


                                                                  Prospectus 51

Investment     The following investment minimums apply for purchases of Class R
Minimums       shares.

                   Initial Investment Subsequent Investments
                   -----------------------------------------
                    $5,000 per Fund*      $100 per Fund
               * Prior to January 1, 2004 the initial investment minimum applicable to purchase of Class R shares will be $2,500.

               In addition, accounts with balances of $5,000 or less ($2,500 or less until January 1, 2004) may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for certain special investment programs and plans offered by the Trust.

               Retirement plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

Minimum        Due to the relatively high cost to the Funds of maintaining
Account Size   small accounts, investors are asked to maintain an account balance in each Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor's balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO
               Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging     Except as provided below or in the applicable Fund's or series'
Shares         prospectus(es), Class R shares of any Fund may be exchanged for
               Class R shares of any other Fund or series of PIMCO Funds:
               Pacific Investment Management Series that offers Class R shares.
               Shares are exchanged on the basis of their respective NAVs next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Retirement plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Retirement plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

               An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to a plan's financial service firm of any termination or material modification of the exchange privilege with respect to Class R shares.

Selling        Class R shares may be redeemed through the investor's plan
Shares         administrator on any day the New York Stock Exchange is open.
               Investors do not pay any fees or charges to the Trust or the Distributor when selling shares. However, retirement plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

               Subject to any restrictions in the applicable retirement plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Retirement plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge for their services.


52  PIMCO Funds: Multi-Manager Series

               Redemption proceeds will be forwarded to the retirement plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

               Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions    The Trust has agreed to redeem shares of each Fund solely in
In Kind        cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

                 1. Name.

                 2. Date of birth (for individuals).

                 3. Residential or business street address.

                 4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund                       At Least Annually Quarterly
------------------------------------------------------
NFJ Dividend Value and PEA
 Growth & Income Funds                           .
------------------------------------------------------
All other Funds                    .
------------------------------------------------------

               In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               You can choose from the following distribution options:

               . Reinvest all distributions in additional Class R shares of your Fund at NAV. This will be done unless you elect another option.

               . Invest all distributions in Class R shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or


                                                                  Prospectus 53
                series selected for investment with the identical registered name. In addition, your retirement plan must offer both this option and the selected Fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

               . Receive all distributions in cash (which will be credited to your account at your retirement plan). This option must be elected when your account is set up.

               You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

               If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

               For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

               Tax Consequences

               . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

               Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

               . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax for shareholders that are subject to such tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the NACM Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any


54  PIMCO Funds: Multi-Manager Series
               individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities
               and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               The CCM Capital Appreciation and CCM Mid-Cap Funds intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. Neither of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

               Under normal circumstances, the NFJ Dividend Value and NFJ Small-Cap Value Funds intend to be fully invested in equity securities (aside from cash management practices), except that each of these Funds may make temporary investments of some or all of its assets in investment-grade debt securities, cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The PEA Growth and PEA Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The PEA Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The PEA Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

               Under normal market conditions, the NACM Funds and RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap


                                                                  Prospectus 55

               Fund may invest up to 20% of its total assets in U.S. Government debt obligations. In addition, the NACM Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the NACM Funds' and RCM Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. When the Sub-Adviser believes that any of the NACM Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), each NACM Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

               The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The NFJ Small-Cap Value Fund invests primarily
Capitalizationsin smaller companies and are especially sensitive to the risks described below. In addition, the NACM Funds generally have substantial exposure to these risks. The PEA Growth & Income, CCM Mid-Cap and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds may purchase securities in initial public offerings
Public         (IPOs). These securities are subject to many of the same risks
Offerings      of investing in companies with smaller market capitalizations.
               Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


56  PIMCO Funds: Multi-Manager Series

Foreign        The NACM Funds invest principally in securities of foreign
(non-U.S.)     issues, securities traded principally in securities markets
Securities     outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The PEA
               Growth and PEA Growth & Income Funds may invest up to 15% of their respective assets in foreign securities. The PEA
               Renaissance and PEA Value Funds may invest up to 25% of their assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below).

               The RCM Large-Cap Growth Fund may invest 20% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, Dresdner RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

               All of the Funds may invest in American Depository Receipts
               (ADRs). In addition, the PEA Growth, PEA Growth & Income, PEA Renaissance and PEA Value Funds and the RCM Funds and the NACM Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

               Certain Funds, particularly the NACM Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in countries with
Securities     developing (or "emerging market") economies. The RCM Large-Cap
               Growth Fund and the NACM International Fund may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
               significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


                                                                  Prospectus 57

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. Each of the NACM Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The NACM Global, NACM International, PEA Growth, PEA Growth & Income, PEA Renaissance and PEA Value Funds, as well as the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the NACM and RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

               The NACM and RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The NACM Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. The PEA Growth &
Securities     Income Fund may place particular emphasis on convertible
               securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide


58  PIMCO Funds: Multi-Manager Series
               income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund (except the CCM Capital Appreciation, CCM Mid-Cap and
               RCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The NACM Global, NACM International, PEA Growth, PEA Growth & Income, PEA Renaissance, PEA Value and RCM Large-Cap Growth Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The NACM Global, NACM International and RCM Large-Cap Growth Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result


                                                                  Prospectus 59
               in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-        The Funds may invest in equity-linked securities. Equity-linked
Linked         securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds, particularly the NACM Global, NACM
               International and PEA Growth & Income Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.


60  PIMCO Funds: Multi-Manager Series

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (5% in the case of the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities.
               Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
               However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in  Each Fund may invest up to 5% of its assets in other investment
Other          companies. As a shareholder of an investment company, a Fund may
Investment     indirectly bear service and other fees which are in addition to
Companies      the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies
               (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have a portfolio turnover rate greater than 200%. The NACM
               Global Fund is expected to have a portfolio turnover rate greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.


                                                                  Prospectus 61

Changes in     The investment objective of each of the NACM Funds, NFJ Dividend
Investment     Value, PEA Growth, PEA Growth & Income and PEA Renaissance Funds
Objectives and described in this Prospectus may be changed by the Board of
Policies       Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-       Risks" above and in this section, several of the Funds are newly
Sized Funds    formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the CCM Mid-Cap, NFJ Dividend Value, NFJ
               Small-Cap Value, RCM Large-Cap Growth and RCM Mid-Cap Growth
               Funds, references to assets in the first paragraph of the Fund
               Summaries for these funds refer to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. In addition, the RCM
               Funds may use Grassroots/(sm)/ Research in addition to their traditional research activities. Grassroots/(sm)/ Research is a division of Dresdner RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner
               RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


62  PIMCO Funds: Multi-Manager Series

                     (This page intentionally left blank)


                                                                  Prospectus 63

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

The information shown below for the RCM Large-Cap Growth Fund and RCM Mid-Cap Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into these Funds on February 1, 2002.


                             Net Asset    Net       Net Realized/  Total Income Dividends  Distributions
          Year or              Value   Investment     Unrealized       From      From Net    From Net
          Period             Beginning   Income     Gain (Loss) on  Investment  Investment   Realized
           Ended             of Period   (Loss)      Investments    Operations    Income   Capital Gains
--------------------------------------------------------------------------------------------------------
CCM Capital Appreciation Fund
  Class R
   12/31/02-06/30/03          $12.72    $(0.03)(a)      $1.52(a)      $1.49      $  0.00      $  0.00
CCM Mid-Cap Fund (i)
  Class R
   12/31/02-06/30/03          $15.58    $(0.07)(a)      $2.07(a)      $2.00      $  0.00      $  0.00
NACM Global Fund
  Class R
   12/31/02-06/30/03          $10.40    $(0.03)(a)      $1.33(a)      $1.30      $  0.00      $  0.00
NACM International Fund
  Class R
   12/31/02-06/30/03          $ 9.43    $  0.06(a)      $0.77(a)      $0.83      $  0.00      $  0.00
NFJ Dividend Value Fund (ii)
  Class R
   12/31/02 - 06/30/03        $ 9.77    $  0.13 (a)     $0.71(a)      $0.84      $(0.10)      $  0.00
PEA Growth Fund
  Class R
   12/31/02 - 06/30/03        $13.24    $(0.04)(a)      $1.22(a)      $1.18      $  0.00      $  0.00
PEA Growth & Income Fund
  Class R
   12/31/02 - 06/30/03        $ 6.06    $  0.04 (a)     $0.48(a)      $0.52      $(0.02)      $  0.00
PEA Renaissance Fund
  Class R
   12/31/02 - 06/30/03        $13.81    $(0.02)(a)      $3.19(a)      $3.17      $  0.00      $(0.69)

--------
(i) Formerly the Mid-Cap Growth Fund.
(ii)Formerly the NFJ Equity Income Fund.
 *  Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.45%.
(c)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 10.82%.
(e)  Ratio of expenses to average net assets excluding trustees' expense is
     1.60%


64  PIMCO Funds: Multi-Manager Series

                                                                      Ratio of Net
                                                        Ratio of       Investment
               Net Asset                Net Assets End Expenses to  Income (Loss) to
    Total     Value End of                of Period    Average Net    Average Net      Portfolio
Distributions    Period    Total Return     (000s)       Assets          Assets      Turnover Rate
--------------------------------------------------------------------------------------------------
   $ 0.00        $14.21       11.71%         $11          1.45%*         (0.46)%*         161%
   $ 0.00        $17.58       12.84%         $28          1.46%(b)*      (0.83)%*         155%
   $ 0.00        $11.70       12.50%         $11          1.80%(c)*      (0.56)%*         260%
   $ 0.00        $10.26        8.80%         $11          1.90%(d)*       1.35%*          157%
   $(0.10)       $10.51        8.56%         $11          1.45%*          2.77%            43%
   $ 0.00        $14.42       (8.02)%        $11          1.50%*         (0.60)%*          70%
   $(0.02)       $ 6.56       (5.52)%        $11          1.60%*          1.20%*           84%
   $(0.69)       $16.29       17.96%         $12          1.61%(e)*      (0.29)%*          76%


                                                                  Prospectus 65


                                                     Net Realized/                  Dividends   Distributions
   Year or             Net Asset Value      Net        Unrealized    Total Income    From Net      From Net
   Period                 Beginning     Investment   Gain (Loss) on From Investment Investment Realized Capital
   Ended                  of Period    Income (Loss)  Investments     Operations      Income        Gains
---------------------------------------------------------------------------------------------------------------
NFJ Small-Cap Value Fund
  Class R
   12/31/02-06/30/03       $20.00         $ 0.18(a)      $1.77(a)        $1.95        $0.00         $ 0.00
PEA Value Fund
  Class R
   12/31/02-06/30/03       $11.02         $ 0.10(a)      $2.32(a)        $2.42        $0.00         $(0.58)
RCM Large-Cap Growth Fund
  Class R
   12/31/02-06/30/03       $10.10         $ 0.00(a)      $0.81(a)        $0.81        $0.00         $ 0.00
RCM Mid-Cap Fund
  Class R
   12/31/02-06/30/03       $ 1.85         $(0.01)(a)     $0.24(a)        $0.23        $0.00         $ 0.00

--------
(a) Per share amounts based upon average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustee's expense is 1.47%.



66  PIMCO Funds: Multi-Manager Series

                                                                        Ratio of Net
                                                          Ratio of       Investment
               Net Asset                                 Expenses to  Income (Loss) to
    Total     Value End of               Net Assets End  Average Net    Average Net      Portfolio
Distributions    Period    Total Return of Period (000s)   Assets          Assets      Turnover Rate
----------------------------------------------------------------------------------------------------
   $ 0.00        $21.95        9.75%          $105          1.60%*          1.72%*           20%
   $(0.58)       $12.86       16.70%          $621          1.45%*          1.59%*          152%
   $ 0.00        $10.91        8.02%          $ 40          1.45%*         (0.05)%*          25%
   $ 0.00        $ 2.08       12.43%          $ 11          1.48%(b)*      (1.14)%*         132%


                                                                  Prospectus 67

               PIMCO Funds: Multi-Manager Series


               The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

               The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

               You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                     PIMCO Advisors Distributors LLC
                     2187 Atlantic Street
                     Stamford, Connecticut 06902

               You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commssion's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

               You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

               [LOGO] PIMCO
               ADVISORS

               File No. 811-6161


68  PIMCO Funds: Multi-Manager Series

               -----------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISERS

               PIMCO Equity Advisors LLC, Cadence Capital Management LLC, Dresdner RCM Global Investors LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

               -----------------------------------------------------------------
               DISTRIBUTOR

               PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

               PFPC, Inc., P.O. Box 9688, Providence, RI 02940

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------
               For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

                                                     Not part of the Prospectus

                                                  Filed Pursuant to Rule 497(c).
                                                File Nos. 33-36528 and 811-6161.

                                                                      Prospectus
                                                                        11.01.03


      Receive this electronically and eliminate paper mailings.
-->   To enroll, go to www.pimcoadvisors.com/edelivery.


PIMCO PEA Renaissance Fund

--------------------------------------------------------------------------------

Share Classes          Contents

A  B  C                Overview .........................................     2

                       Fund Summary .....................................     3

                       Summary of Principal Risks .......................     7

                       Management of the Fund ...........................    11

                       Investment Options - Class A, B and C Shares .....    14

                       How Fund Shares are Priced .......................    20

                       How to Buy and Sell Shares .......................    21

                       Fund Distributions ...............................    30

                       Tax Consequences .................................    31

                       Characteristics and Risks of
                       Securities and Investment Techniques .............    33

                       Financial Highlights .............................    44



The Securities and Exchange
Commission has not approved or
disapproved these securities, or deter-
mined if this prospectus is truthful or
complete. Any representation to the                         P I M C O
contrary is a criminal offense.                             A D V I S O R S

Overview


This Prospectus describes PIMCO PEA Renaissance Fund, a mutual fund offered by PIMCO Funds: Multi-Manager Series. The Fund provides access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliate, PIMCO Equity Advisors LLC. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Fund before you invest. Please read it carefully.


PEA Renaissance Fund

Investment Objective              Fund Focus                        Approximate Capitalization Range
Seeks long-term growth of capital Undervalued stocks with improving All capitalizations
and income                        business fundamentals

Fund Category                     Approximate Number of Holdings    Dividend Frequency
Value Stocks                      50-90                             At least annually

Fund Description, Performance and Fees. The following Fund Summary identifies the Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the Fund Summary.

It is possible to lose money on an investment in the Fund. The fact that a mutual fund like the Fund had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to percentage investment limitations, as discussed in the Fund Summary. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

Fund Summary


The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.
   The portfolio manager selects stocks for the Fund using a "value" style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company's competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.
   The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).
   The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

..Market Risk               .Issuer Risk       .Derivatives Risk
..Foreign Investment Risk   .Currency Risk     .Management Risk
..Credit Risk               .Leveraging Risk   .Value Securities Risk
..Focused Investment Risk

Please see "Summary of Principal Risks" following this Fund Summary for a description of the risks of investing in the Fund.


                                       PIMCO PEA Renaissance Fund Prospectus 3

Performance Information
The information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below it show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class C

                                    [CHART]

 1993    1994    1995    1996    1997    1998   1999    2000    2001    2002
------  ------  ------  ------  ------  ------  -----  ------  ------  -------
21.23%  -5.05%  27.61%  24.40%  34.90%  10.72%  9.02%  36.66%  18.51%  -26.66%

                       Calendar Year End (through 12/31)

More Recent Return Information
------------------------------------ -------
1/1/03-9/30/03                       20.71%
------------------------------------ -------

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------ -------
Highest (10/1/01-12/31/01)            20.95%
------------------------------------ -------
Lowest (7/1/02-9/30/02)              -31.93%
------------------------------------ -------


4   PIMCO PEA Renaissance Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/02)

                                                                             Fund Inception
                                                    1 Year  5 Years 10 Years (4/18/88)(4)
-------------------------------------------------------------------------------------------
Class A -- Before Taxes(1)                          -30.17% 7.06%   13.66%   12.04%
-------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions(1)          -31.33% 3.46%   9.82%    8.85%
-------------------------------------------------------------------------------------------
Class A -- After Taxes on Distributions and Sale of
      Fund Shares(1)                                -18.47% 4.17%    9.65%   8.67%
-------------------------------------------------------------------------------------------
Class B                                             -30.15% 7.19%   13.70%   12.07%
-------------------------------------------------------------------------------------------
Class C                                             -27.36% 7.47%   13.46%   11.63%
-------------------------------------------------------------------------------------------
Russell Mid-Cap Value Index(2)                      -9.65%  2.95%   11.05%   13.42%
-------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Average(3)               -14.67% 3.60%   10.40%   10.72%
-------------------------------------------------------------------------------------------

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3) The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.


                                       PIMCO PEA Renaissance Fund Prospectus 5

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

                                            Maximum Contingent Deferred
        Maximum Sales Charge (Load)         Sales Charge (Load) (as a       Redemption Fee (as a percentage
        Imposed on Purchases                percentage of original purchase of exchange price or amount
        (as a percentage of offering price) price)                          redeemed)(4)
-----------------------------------------------------------------------------------------------------------
Class A                5.50%                             1%(1)                            2%
-----------------------------------------------------------------------------------------------------------
Class B                None                              5%(2)                            2%
-----------------------------------------------------------------------------------------------------------
Class C                None                              1%(3)                            2%
-----------------------------------------------------------------------------------------------------------

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4) The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                     Distribution                Total Annual
            Advisory and/or Service  Other       Fund Operating
Share Class Fees     (12b-1) Fees(2) Expenses(3) Expenses
---------------------------------------------------------------
Class A     0.60%    0.25%           0.40%       1.25%
---------------------------------------------------------------
Class B     0.60     1.00            0.40        2.00
---------------------------------------------------------------
Class C     0.60     1.00            0.40        2.00
---------------------------------------------------------------

(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Example: Assuming you redeem your shares at Example: Assuming you do not redeem
            the end of each period                      your shares
Share Class Year 1     Year 3     Year 5     Year 10    Year 1   Year 3   Year 5   Year 10
-------------------------------------------------------------------------------------------
Class A     $670       $925       $1,199     $1,978     $670     $925     $1,199   $1,978
-------------------------------------------------------------------------------------------
Class B      703        927        1,278      2,131      203      627      1,078    2,131
-------------------------------------------------------------------------------------------
Class C      303        627        1,078      2,327      203      627      1,078    2,327
-------------------------------------------------------------------------------------------

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6   PIMCO PEA Renaissance Fund Prospectus


Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called
"principal risks." The principal risks of the Fund are identified in the Fund
Summary and are summarized in this section. The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value Securities Risk
The Fund places particular emphasis on value securities. Value securities are securities issued by companies that may not be expected to experience significant earnings growth, but whose securities the portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

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

                                       PIMCO PEA Renaissance Fund Prospectus 7




Derivatives Risk
The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under "Characteristics and Risks of Securities and Investment
Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional
Information. The Fund may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging Risk
Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Foreign (non-U.S.) Investment Risk
The Fund invests in foreign securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market

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

8   PIMCO PEA Renaissance Fund Prospectus

disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to the Fund's investment in foreign securities.

Currency Risk
Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk
Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Credit Risk
The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


                                       PIMCO PEA Renaissance Fund Prospectus 9

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and/or the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


10  PIMCO PEA Renaissance Fund Prospectus

Management of the Fund

Investment Adviser and Administrator
PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters.
   The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.
   The Adviser has retained its affiliate, PIMCO Equity Advisors LLC ("PEA" or the "Sub-Adviser"), to manage the Fund's investments. See "Sub-Adviser" below. In addition, the Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Fund as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees
The Fund pays a monthly advisory fee to the Adviser in return for providing or arranging for the provision of investment advisory services. For the fiscal year ended June 30, 2003, the Fund paid monthly advisory fees to the Adviser at the annual rate of 0.60% of average daily net assets. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.


                                       PIMCO PEA Renaissance Fund Prospectus 11

Class A, B and C shareholders of the Fund pay the Adviser monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares). The Administrative Fee rate is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-Adviser
PEA has full investment discretion and makes all determinations with respect to the investment of the Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of September 30, 2003, of approximately $9.2 billion. PEA's address is 1345 Avenue of the Americas, 50th Floor, New York, New York 10105.

Individual Portfolio Manager
The following person has primary responsibility for managing the Fund.

Portfolio Manager Since Recent Professional Experience
-----------------------------------------------------------------------------------------------
John K. Schneider 1999  Mr. Schneider is a Managing Director of PEA. Prior to joining PEA, he was a partner and Portfolio Manager of Schneider Capital
                        Management from 1996 to 1999, where he managed equity accounts for various institutional clients. Prior to that he was a member of the
                        Equity Policy Committee and Director of Research at Newbold's
                        Asset Management from 1991 to 1996.

A different sub-advisory firm served as Sub-Adviser for the Fund prior to May
7, 1999. During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of ADAM of America were transferred to PIMCO
Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the funds, including the Fund, previously sub-advised by PIMCO Equity Advisors. The Fund's portfolio manager did not change as a result of these changes, which were approved by the Trust's Board of Trustees.

Adviser/Sub-
Adviser Relationship
Shareholders of the Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently

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

12  PIMCO PEA Renaissance Fund Prospectus

prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee all sub-advisers and to recommend their hiring, termination and replacement.

Distributor
The Trust's Distributor is PIMCO Advisors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.


                                       PIMCO PEA Renaissance Fund Prospectus 13


Investment Options -- Class A, B and C Shares



The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.
   The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.
More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares
(the "Guide"), which is included as part of the Statement of Additional
Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A Shares
.. You pay an initial sales charge of up to 5.50% when you buy Class A shares.
The sales charge is deducted from your investment so that not all of your purchase payment is invested.

.. You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

.. Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

.. You normally pay no contingent deferred sales charge ("CDSC") when you redeem
Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The
Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

Class B Shares
.. You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

.. You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

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14  PIMCO PEA Renaissance Fund Prospectus

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

.. Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares
.. You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

.. You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

.. Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class
B shares if the shares are held for more than eight years.

Some or all of the payments described below are paid or "reallowed" to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales
Charges -- Class A Shares
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth on the following page. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.


                                       PIMCO PEA Renaissance Fund Prospectus 15




                             Initial Sales Charge Initial Sales Charge
                             as % of Net          as % of Public
          Amount of Purchase Amount Invested      Offering Price
          ------------------------------------------------------------
          $0-$49,999         5.82%                5.50%
          ------------------------------------------------------------
          $50,000-$99,999    4.71%                4.50%
          ------------------------------------------------------------
          $100,000-$249,999  3.63%                3.50%
          ------------------------------------------------------------
          $250,000-$499,999  2.56%                2.50%
          ------------------------------------------------------------
          $500,000-$999,999  2.04%                2.00%
          ------------------------------------------------------------
          $1,000,000 +       0.00%*               0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase.
See "CDSCs on Class A Shares" below.

Class B and Class C Shares
As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) -- Class B and Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

                  Years Since Purchase   Percentage Contingent
                  Payment was Made       Deferred Sales Charge
                  --------------------------------------------
                  First                  5
                  --------------------------------------------
                  Second                 4
                  --------------------------------------------
                  Third                  3
                  --------------------------------------------
                  Fourth                 3
                  --------------------------------------------
                  Fifth                  2
                  --------------------------------------------
                  Sixth                  1
                  --------------------------------------------
                  Seventh and thereafter 0*
                  --------------------------------------------

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

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16  PIMCO PEA Renaissance Fund Prospectus




Class C Shares

              Years Since Purchase Percentage Contingent Deferred
              Payment was Made     Sales Charge
              ---------------------------------------------------
              First                1
              ---------------------------------------------------
              Thereafter           0
              ---------------------------------------------------

CDSCs on Class A Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
"Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs will be Calculated Until the Close of Business on February 6, 2004
A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

For example, the following illustrates the current operation of the Class B
CDSC:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor's account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment).
   At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will
be Calculated
 -- Shares Purchased After December 31, 2001
Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class
A shares) purchased after December 31,

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

                                       PIMCO PEA Renaissance Fund Prospectus 17



2001, will change from that described above. As previously disclosed to shareholders, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased after February 6, 2004.

Under the new calculation method, the following rules will apply:

.. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

.. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

.. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

.. In determining whether a CDSC is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed.

For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor's account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares
   ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The
Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund

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18  PIMCO PEA Renaissance Fund Prospectus



shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts
("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
   There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

                          Servicing      Fee Distribution Fee
                  -------------------------------------------
                  Class A 0.25%              None
                  -------------------------------------------
                  Class B 0.25%              0.75%
                  -------------------------------------------
                  Class C 0.25%              0.75%
                  -------------------------------------------

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares of certain Funds may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January
1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

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                                       PIMCO PEA Renaissance Fund Prospectus 19

How Fund Shares Are Priced


The net asset value ("NAV") of the Fund's Class A, Class B and Class C shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.
   For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.
   Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Because the Fund may invest a significant portion of its assets outside the United States, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
   Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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

How to Buy and Sell Shares


The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders' Guide
More detailed information about the Trust's purchase, sale and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders' Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

..  Automated telephone and wire transfer procedures

..  Automatic purchase, exchange and withdrawal programs

..  Programs that establish a link from your Fund account to your bank account

..  Special arrangements for tax-qualified retirement plans

.. Investment programs which allow you to reduce or eliminate initial sales charges

.. Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments
When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.
   The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

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



Buying Shares
You can buy Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

.. Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926.
   The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.
   The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit card, traveler's checks, credit card checks, or checks drawn or non-U.S. banks even if payment may be effected through a U.S. bank.
   The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.
   The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.
   An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

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



Investment Minimums
The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment Subsequent Investments
$5,000*            $100

* Prior to January 1, 2004 the initial investment minimum applicable to Class A, Class B and Class C shares will be $2,500.

   Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds
Fund Link programs. Please see the Guide for details.

Small Account Fee
Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $5,000, except for Uniform
Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size
Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO
Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February
6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

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                                       PIMCO PEA Renaissance Fund Prospectus 23




Exchanging Shares
Except as provided below and/or in the Fund's or series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same
Class of shares of any other fund that is a series of the Trust or of PIMCO
Funds: Pacific Investment Management Series. Effective as of the close of business on February 6 , 2004, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See
"Redemption Fees" below. Shares are exchanged on the basis of their respective
NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 ($2,500 until January 1, 2004) minimum initial purchase requirements for each fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO
Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688,
Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.
   The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.
   The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

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



Selling Shares
You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

.. Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

   (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

   (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

   (3) any share certificates issued for any of the shares to be redeemed (see
   "Certificated Shares" below); and

   (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

   A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request.
Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts -- you must redeem through your broker.
   If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

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                                       PIMCO PEA Renaissance Fund Prospectus 25




The Guide describes a number of additional ways you can redeem your shares, including:

..  Telephone requests to the Transfer Agent

..  PIMCO Funds Automated Telephone System (ATS)

..  Expedited wire transfers

..  Automatic Withdrawal Plan

..  PIMCO Funds Fund Link

   Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares.
You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.
   Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.
   Redemptions of Fund shares may be suspended when trading on the New York
Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments
Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind
The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the

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


best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees
Effective as of the close of business on February 6, 2004, investors in Class
A, Class B and Class C shares of the Fund will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange.
For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

   Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange.
Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

   The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive

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                                       PIMCO PEA Renaissance Fund Prospectus 27



investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption
Fee waivers at any time.

Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature
Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians.
Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee
When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion
Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc.
Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.
Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

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



Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:
   1. Name.
   2. Date of birth (for individuals).
   3. Residential or business street address.
   4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

   Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database.
Additional information may be required to open accounts for corporations and other entities.

   After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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                                       PIMCO PEA Renaissance Fund Prospectus 29

Fund Distributions


The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

.. Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

.. Invest all distributions in shares of the same class of any other fund that is a series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in that series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

.. Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

   You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

   If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

   For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

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

Tax Consequences

.. Taxes on Fund Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.
   Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.
   Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

.. Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

.. A Note on Foreign Investments. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

.. Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

 . the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

 . provided holding period and other requirements are met by the Fund, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be

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   taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

   Fund dividends representing distributions of interest income and net short term capital gains derived from the Fund's debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.
   As described in the Statement of Additional Information under the section captioned "Taxation," the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.
   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Fixed Income Securities and Defensive Strategies
Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.
   Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.
   The Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities.
   The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of the Fund and may adversely affect the Fund's ability to achieve its investment objective.

Companies With Smaller Market Capitalizations
The Fund may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. Companies which are smaller and less well-known or seasoned

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than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.
   Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings
The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser or its affiliates to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.


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Foreign (non-U.S.) Securities
The Fund may invest up to 25% of its assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). In addition, the Fund may invest in American Depository Receipts
(ADRs), European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over- the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.
   Investing in foreign securities involves special risks and considerations not typically associated volved for a Fund that invests in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities
The Fund may invest in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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   Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
   Special Risks of Investing in Russian and Other Eastern European
Securities. The Fund may invest in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies
Because the Fund may invest a significant portion of its assets in foreign securities, it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by governments or central banks, or by currency controls or political developments. The non-U.S. currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
   Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in

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another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives
The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
   Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

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   The Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
   Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
   Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.
   Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
   Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
   Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.
   Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have

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to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities
The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities
The Fund may invest in securities based on its credit ratings assigned by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.
   The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund

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may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield Securities
Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield securities" or "junk bonds." The Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales
The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, the Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

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When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings
The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or PEA in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities
The Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid

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securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
The Fund may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Changes in Investment Objectives and Policies
The investment objective of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


42  PIMCO PEA Renaissance Fund Prospectus

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Fund's investments refer to total assets.

Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.


                                       PIMCO PEA Renaissance Fund Prospectus 43

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

              Net Asset               Net Realized/                  Dividends  Distributions
  Year or       Value        Net        Unrealized    Total Income    From Net    From Net
  Period      Beginning  Investment   Gain (Loss) on From Investment Investment   Realized
   Ended      of Period Income (Loss)  Investments     Operations      Income   Capital Gains
---------------------------------------------------------------------------------------------
PEA Renaissance Fund (i)
  Class A
   06/30/03    $19.10      $0.01 (a)      $(1.24)(a)     $(1.23)       $ 0.00      $(0.69)
   06/30/02     19.31       0.02 (a)       1.09 (a)        1.11          0.00       (1.32)
   06/30/01     14.95       0.10 (a)        5.46(a)        5.56         (0.07)      (1.13)
   06/30/00     18.21        0.06(a)        0.13(a)        0.19          0.00       (3.45)
   06/30/99     19.10       (0.01)(a)       1.45(a)        1.44          0.00       (2.33)
  Class B
   06/30/03     18.37       (0.09)(a)      (1.22)(a)      (1.31)         0.00       (0.69)
   06/30/02     18.74       (0.13)(a)      1.08 (a)        0.95          0.00       (1.32)
   06/30/01     14.60       (0.03)(a)       5.31(a)        5.28         (0.01)      (1.13)
   06/30/00     17.99       (0.07)(a)       0.13(a)        0.06          0.00       (3.45)
   06/30/99     19.06       (0.13)(a)       1.39(a)        1.26          0.00       (2.33)
  Class C
   06/30/03     18.26       (0.09)(a)      (1.22)(a)      (1.31)         0.00       (0.69)
   06/30/02     18.64       (0.13)(a)       1.07(a)        0.94          0.00       (1.32)
   06/30/01     14.52       (0.02)(a)       5.28(a)        5.26         (0.01)      (1.13)
   06/30/00     17.91       (0.07)(a)       0.13(a)        0.06          0.00       (3.45)
   06/30/99     18.96       (0.13)(a)       1.41(a)        1.28          0.00       (2.33)

--------
(a)Per share amounts based upon average number of shares outstanding during the period.
(i)The information provided for the Fund reflects results of operations under the Fund's former sub-adviser through May 7, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.


44  PIMCO PEA Renaissance Fund Prospectus

                                                         Ratio of Net
                                Net Assets  Ratio of      Investment
              Net Asset           End of   Expenses to   Income (Loss) Portfolio
    Total     Value End Total     Period   Average Net    to Average   Turnover
Distributions of Period Return    (000s)     Assets       Net Assets     Rate
--------------------------------------------------------------------------------
   $(0.69)     $17.18   (5.92)% $1,157,435    1.25%           0.09%        76%
    (1.32)      19.10    5.43    1,503,396    1.24(b)(d)      0.09        109
    (1.20)      19.31   38.39      424,024    1.25            0.57        138
    (3.45)      14.95    3.36       68,433    1.25            0.36        133
    (2.33)      18.21    9.94       90,445    1.26(c)        (0.04)       221
    (0.69)      16.37   (6.60)     838,701    2.00           (0.66)        76
    (1.32)      18.37    4.71    1,090,610    1.98(f)        (0.65)       109
    (1.14)      18.74   37.23      315,977    2.00           (0.17)       138
    (3.45)      14.60    2.59       89,621    2.00           (0.45)       133
    (2.33)      17.99    8.94      126,576    2.00           (0.78)       221
    (0.69)      16.26   (6.65)   1,020,956    2.00           (0.66)        76
    (1.32)      18.26    4.68    1,439,607    1.99(f)(e)     (0.65)       109
    (1.14)      18.64   37.29      607,511    2.00           (0.14)       138
    (3.45)      14.52    2.60      311,519    2.00           (0.45)       133
    (2.33)      17.91    9.12      442,049    2.00           (0.79)       221

--------
(b)If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended June 30, 2002.
(c)Ratio of expenses to average net assets excluding trustee expense is 1.25%
(d)Ratio of expenses to average net assets excluding trustee expense is 1.23%.
(e)Ratio of expenses to average net assets excluding trustee expense is 1.98%.
(f)If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.


                                       PIMCO PEA Renaissance Fund Prospectus 45

PIMCO Funds: Multi-Manager Series

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
   The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.
   You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

   PIMCO Advisors Distributors LLC
   2187 Atlantic Street
   Stamford, Connecticut 06902

   You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.
   You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund.

[LOGO] PIMCO
ADVISORS

File No. 811-6161

PIMCO Funds: Multi-Manager Series


-----------------------------------------------------------------------------------------------------------
Investment            PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY
Adviser and           10105
Administrator
-----------------------------------------------------------------------------------------------------------
Distributor           PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
-----------------------------------------------------------------------------------------------------------
Custodian             State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
-----------------------------------------------------------------------------------------------------------
Shareholder Servicing PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688
Agent and Transfer
Agent
-----------------------------------------------------------------------------------------------------------
Independent           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountants
-----------------------------------------------------------------------------------------------------------
Legal Counsel         Ropes & Gray LLP, One International Place, Boston, MA 02110
-----------------------------------------------------------------------------------------------------------
For Account           For PIMCO Funds account information contact your financial advisor, or if you receive
Information           account information directly from PIMCO Funds, you can also call 1-800-426-0107.
                      Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern
                      Time. Or visit our Web site at www.pimcoadvisors.com.
-----------------------------------------------------------------------------------------------------------

                                                    Not part of the Prospectus.

P I M C O
A D V I S O R S










THIS COVER IS NOT PART OF THE PROSPECTUS

                                                  Filed Pursuant to Rule 497(c).
                                                File Nos. 33-36528 and 811-6161.

                                                                        11.01.03


      Receive this electronically and eliminate paper mailings.
-->   To enroll, go to www.pimcoadvisors.com/edelivery.


PIMCO PEA Innovation Fund

--------------------------------------------------------------------------------

Share Classes          Contents

A  B  C                Overview .........................................     2

                       Fund Summary .....................................     3

                       Summary of Principal Risks .......................     7

                       Management of the Fund ...........................    12

                       Investment Options - Class A, B and C Shares .....    14

                       How Fund Shares are Priced .......................    20

                       How to Buy and Sell Shares .......................    21

                       Fund Distributions ...............................    29

                       Tax Consequences .................................    30

                       Characteristics and Risks of
                       Securities and Investment Techniques .............    32

                       Financial Highlights .............................    44



The Securities and Exchange
Commission has not approved or
disapproved these securities, or deter-
mined if this prospectus is truthful or
complete. Any representation to the                         P I M C O
contrary is a criminal offense.                             A D V I S O R S

Overview

This Prospectus describes PIMCO PEA Innovation Fund, a mutual fund offered by PIMCO Funds: Multi-Manager Series. The Fund provides access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliate, PIMCO Equity Advisors LLC. As of September 30, 2003, the Adviser and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Fund before you invest. Please read it carefully.


PEA Innovation Fund              Fund Focus                          Approximate Capitalization Range
Investment Objective             Common stocks of technology-related More than $200 million
Seeks capital appreciation; no   companies
consideration is given to income                                     Dividend Frequency
                                 Approximate Number of Holdings      At least annually
Fund Category                    40-70
Sector-Related Stocks

Fund Description, Performance and Fees. The following Fund Summary identifies the Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the Fund Summary.

It is possible to lose money on an investment in the Fund. The fact that a mutual fund like the Fund had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to percentage investment limitations, as discussed in the Fund Summary. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.

Fund Summary

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.
   The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.
   Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes.
   In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies. The Fund is "diversified" within the meaning of the Investment Company Act of 1940.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

..Market Risk            .Credit Risk               .Turnover Risk
..Smaller Company Risk   .Focused Investment Risk   .Management Risk
..Currency Risk          .Foreign Investment Risk   .Growth Securities Risk
..Issuer Risk            .Leveraging Risk           .Technology Related Risk
..Liquidity Risk         .Derivatives Risk

Please see "Summary of Principal Risks" following this Fund Summary for a description of the risks of investing in the Fund.


                                        PIMCO PEA Innovation Fund Prospectus 3

Performance Information
The information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below it show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Class A

 LOGO

More Recent Return Information
------------------------------------ -
1/1/03 - 9/30/03              25.95%
------------------------------------ -

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
------------------------------------ -
Highest (10/1/99 - 12/31/99)  80.12%
------------------------------------ -
Lowest (7/1/01 - 9/30/01)    -46.31%
------------------------------------ -


4   PIMCO PEA Innovation Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/02)

                                                                                    Fund Inception
                                                                    1 Year  5 Years (12/22/94)/(4)/
---------------------------------------------------------------------------------------------------
Class A - Before Taxes/(1)/                                         -54.99% -5.45%  4.98%
---------------------------------------------------------------------------------------------------
Class A - After Taxes on Distributions/(1)/                         -54.99% -6.72%  3.65%
---------------------------------------------------------------------------------------------------
Class A - After Taxes on Distributions and Sale of Fund Shares/(1)/ -33.76% -2.46%  5.28%
---------------------------------------------------------------------------------------------------
Class B                                                             -55.10% -5.31%  5.08%
---------------------------------------------------------------------------------------------------
Class C                                                             -53.18% -5.01%  4.98%
---------------------------------------------------------------------------------------------------
NASDAQ Composite Index/(2)/                                         -31.52% -3.18%  5.92%
---------------------------------------------------------------------------------------------------
Lipper Science and Technology Fund Average/(3)/                     -42.36% -2.52%  5.38%
---------------------------------------------------------------------------------------------------

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2) The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.



                                        PIMCO PEA Innovation Fund Prospectus 5

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

                                            Maximum Contingent Deferred
        Maximum Sales Charge (Load)         Sales Charge (Load) (as a       Redemption Fee (as a percentage
        Imposed on Purchases                percentage of original purchase of exchange price or amount
        (as a percentage of offering price) price)                          redeemed)(4)
-----------------------------------------------------------------------------------------------------------
Class A                5.50%                             1%(1)              2%
-----------------------------------------------------------------------------------------------------------
Class B                None                              5%(2)              2%
-----------------------------------------------------------------------------------------------------------
Class C                None                              1%(3)              2%
-----------------------------------------------------------------------------------------------------------

(1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
(3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4) The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "How to Buy and Sell Shares--Redemption Fees." The Fund will begin to impose the Redemption Fee as of the close of business on February 6, 2004.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                     Distribution                Total Annual
            Advisory and/or Service  Other       Fund Operating
Share Class Fees     (12b-1) Fees(2) Expenses(3) Expenses
---------------------------------------------------------------
Class A     0.65%    0.25%           0.40%       1.30%
---------------------------------------------------------------
Class B     0.65     1.00            0.40        2.05
---------------------------------------------------------------
Class C     0.65     1.00            0.40        2.05
---------------------------------------------------------------

(1) Accounts with a minimum balance of $5,000 or less ($2,500 or less until January 1, 2004) may be charged a fee of $16.
(2) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

        Example: Assuming you redeem your shares     Example: Assuming you do not redeem your
        at the end of each period                    shares
        Year 1     Year 3     Year 5     Year 10     Year 1     Year 3     Year 5     Year 10
-------------------------------------------------------------------------------------------------
Class A   $675       $939     $1,224      $2,032       $675       $939     $1,224      $2,032
-------------------------------------------------------------------------------------------------
Class B    708        943      1,303       2,184        208        643      1,103       2,184
-------------------------------------------------------------------------------------------------
Class C    308        643      1,103       2,379        208        643      1,103       2,379
-------------------------------------------------------------------------------------------------


6   PIMCO PEA Innovation Fund Prospectus

Summary of Principal Risks


The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary and are summarized in this section. The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in the Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Growth Securities Risk
The Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The Fund may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk
The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited


                                        PIMCO PEA Innovation Fund Prospectus 7



product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The
Fund generally has substantial exposure to this risk.

IPO Risk
The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity Risk
The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price. A fund, like the Fund, with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tends to have the greatest exposure to liquidity risk.

Derivatives Risk
The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under "Characteristics and Risks of Securities and Investment
Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional
Information. The Fund may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They

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



also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks
Mutual funds, such as the Fund, that invest a substantial portion of its assets in related industries (or "sectors") may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
   Technology Related Risk. Because the Fund concentrates its investments in companies which utilize innovative technologies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.
   The Fund may from time to time invest a substantial portion of its assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk
The Fund may invest a significant percentage of its assets in foreign securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to the Fund's investment in foreign securities.
   EMU Countries Risk. The Fund may invest a significant percentage of its assets in companies located in both EMU and non-EMU European countries.
Investments in EMU countries, all of

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                                        PIMCO PEA Innovation Fund Prospectus 9



which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires.
High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk
Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk
Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk
Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Some of those issuers also may present substantial credit or other risks. The Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the Fund normally "concentrates" its investments in those companies. Also, the Fund may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk
Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Fund may engage in transactions or

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



purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk
A change in the securities held by the Fund is known as "portfolio turnover."
High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Credit Risk
The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and/or the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

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                                        PIMCO PEA Innovation Fund Prospectus 11

Management of the Fund

Investment Adviser and Administrator
PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters.
   The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.
   The Adviser has retained its affiliate, PIMCO Equity Advisors LLC ("PEA" or the "Sub-Adviser"), to manage the Fund's investments. See "Sub-Adviser" below. In addition, the Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Fund as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees
The Fund pays a monthly advisory fee to the Adviser in return for providing or arranging for the provision of investment advisory services. For the fiscal year ended June 30, 2003, the Fund paid monthly advisory fees to the Adviser at the annual rate of 0.65% of average daily net assets. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.
   Class A, B and C shareholders of the Fund pay the Adviser monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the

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12  PIMCO PEA Innovation Fund Prospectus
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


aggregate to the Fund's Class A, Class B and Class C shares). The
Administrative Fee rate is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-Adviser
PEA has full investment discretion and makes all determinations with respect to the investment of the Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees. PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of September 30, 2003, of approximately $9.2 billion. PEA's address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105.

Individual Portfolio Manager
The following person has primary responsibility for managing the Fund.

Portfolio Manager   Since Recent Professional Experience
-------------------------------------------------------------------------------------------
Dennis P. McKechnie 1998  Managing Director of PIMCO Equity Advisors. Prior to joining ADAM of America, he was with Columbus Circle Investors from 1991 to
                          1999, where he managed equity accounts and served in various capacities including as Portfolio Manager for the Fund. Mr.
                          McKechnie received his M.B.A. from Columbia Business School and a degree in electrical engineering from Purdue University.

A different sub-advisory firm served as Sub-Adviser for the Fund prior to March
6, 1999. During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of ADAM of America were transferred to PIMCO
Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of ADAM of America. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the funds, including the Fund, previously sub-advised by PIMCO Equity Advisors. The Fund's portfolio manager did not change as a result of these changes, which were approved by the Trust's Board of Trustees.

Distributor
The Trust's Distributor is PIMCO Advisors Distributors LLC, an affiliate of the
Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

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                                        PIMCO PEA Innovation Fund Prospectus 13


Investment Options -- Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.
   The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services.
More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares
(the "Guide"), which is included as part of the Statement of Additional
Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A Shares
.. You pay an initial sales charge of up to 5.50% when you buy Class A shares.
The sales charge is deducted from your investment so that not all of your purchase payment is invested.

.. You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

.. Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

.. You normally pay no contingent deferred sales charge ("CDSC") when you redeem
Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The
Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

Class B Shares
.. You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

.. You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."


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


.. Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares
.. You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

.. You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

.. Effective as of the close of business on February 6, 2004, a redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See "How to Buy and Sell Shares--Redemption Fees."

.. Class C shares are subject to higher 12b-1 fees than Class A shares.
Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

.. Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class
B shares if the shares are held for more than eight years.

Some or all of the payments described below are paid or "reallowed" to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges -- Class A Shares
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth on the following page. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

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                                        PIMCO PEA Innovation Fund Prospectus 15


                  Initial Sales Charge Initial Sales Charge
Amount of         as % of Net          as % of Public
Purchase          Amount Invested      Offering Price
-----------------------------------------------------------
$0-$49,999        5.82%                5.50%
-----------------------------------------------------------
$50,000-$99,999   4.71%                4.50%
-----------------------------------------------------------
$100,000-$249,999 3.63%                3.50%
-----------------------------------------------------------
$250,000-$499,999 2.56%                2.50%
-----------------------------------------------------------
$500,000-$999,999 2.04%                2.00%
-----------------------------------------------------------
$1,000,000 +      0.00%*               0.00%*
-----------------------------------------------------------

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Class B and Class C Shares
As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) -- Class B and Class C Shares Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase   Percentage Contingent Deferred
Payment was Made       Sales Charge
-----------------------------------------------------
First                  5
-----------------------------------------------------
Second                 4
-----------------------------------------------------
Third                  3
-----------------------------------------------------
Fourth                 3
-----------------------------------------------------
Fifth                  2
-----------------------------------------------------
Sixth                  1
-----------------------------------------------------
Seventh and thereafter 0*
-----------------------------------------------------

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

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16  PIMCO PEA Innovation Fund Prospectus
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



Class C Shares

Years Since Purchase Percentage Contingent Deferred
Payment was Made     Sale Charge
---------------------------------------------------
First                1
---------------------------------------------------
Thereafter           0
---------------------------------------------------

CDSCs on Class A Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
"Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs will be Calculated Until the Close of Business on February 6, 2004
A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

For example, the following illustrates the current operation of the Class B
CDSC:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor's account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be
Calculated
 -- Shares Purchased After December 31, 2001
Effective as of the close of business on February 6, 2004, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class
A shares) purchased after December 31, 2001, will change from that described above. As previously disclosed to shareholders, the CDSC on

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                                        PIMCO PEA Innovation Fund Prospectus 17



all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased after February 6, 2004.

Under the new calculation method, the following rules will apply:

.. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

.. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

.. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

.. In determining whether a CDSC is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed.

For example, the following illustrates the operation of the Class B CDSC beginning as of the close of business on February 6, 2004:

.. Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor's account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares
  ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The
Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made

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18  PIMCO PEA Innovation Fund Prospectus



pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
   There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

                             Servicing Fee Distribution Fee
                     --------------------------------------
                     Class A 0.25%         None
                     --------------------------------------
                     Class B 0.25%         0.75%
                     --------------------------------------
                     Class C 0.25%         0.75%
                     --------------------------------------

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares of certain Funds may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.
Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January
1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

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                                        PIMCO PEA Innovation Fund Prospectus 19


How Fund Shares Are Priced



The net asset value ("NAV") of the Fund's Class A, Class B and Class C shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.
   For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ
National Market and SmallCap securities may also be calculated using the NASDAQ
Official Closing Price ("NOCP") instead of the last reported sales price.
Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.
   Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.
As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York
Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Because the Fund may invest a significant portion of its assets outside the United States, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
   Fund shares are valued at the close of regular trading on the New York Stock
Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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20  PIMCO PEA Innovation Fund Prospectus

How to Buy and Sell Shares



The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders' Guide
More detailed information about the Trust's purchase, sale and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders' Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

..  Automated telephone and wire transfer procedures

..  Automatic purchase, exchange and withdrawal programs

..  Programs that establish a link from your Fund account to your bank account

..  Special arrangements for tax-qualified retirement plans

.. Investment programs which allow you to reduce or eliminate initial sales charges

.. Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments
When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.
   The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

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



Buying Shares
You can buy Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

.. Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

   PIMCO Advisors Distributors LLC,
   P.O. Box 9688
   Providence, RI 02940-0926.

   The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.
   The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler's checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
   The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.
   The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.
   An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.


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


Investment Minimums
The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment Subsequent Investments
$5,000*            $100

*Prior to January 1, 2004, the initial investment minimum applicable to Class
 A, Class B and Class C shares will be $2,500.
   Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds
Fund Link programs. Please see the Guide for details.

Small Account Fee
Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $5,000, except for Uniform
Gift to Minors, IRA, Roth IRA and Auto-Invest accounts for which the limit is $2,500 (until January 1, 2004 the minimums will be $2,500 and $1,000, respectively). The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size
Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO
Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February
6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging Shares
Except as provided below and/or in the Fund's or series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same
Class of shares of any other fund that is

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


a series of the Trust or of PIMCO Funds: Pacific Investment Management Series.
Effective as of the close of business on February 6, 2004, unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See "Redemption Fees" below. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 ($2,500 until January 1, 2004) minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO
Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688,
Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.
   The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions an investor may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.
   The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling Shares
You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

.. Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

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



.. Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

   (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

   (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

   (3) any share certificates issued for any of the shares to be redeemed (see
   "Certificated Shares" below); and

   (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

   A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request.
Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.
   If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

..  Telephone requests to the Transfer Agent

..  PIMCO Funds Automated Telephone System (ATS)

..  Expedited wire transfers

..  Automatic Withdrawal Plan

..  PIMCO Funds Fund Link

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                                        PIMCO PEA Innovation Fund Prospectus 25
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



   Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares.
You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.
   Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.
   Redemptions of Fund shares may be suspended when trading on the New York
Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments
Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind
The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees
   Effective as of the close of business on February 6, 2004, investors in Class A, Class B and Class C shares of the Fund will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61/st/ day

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26  PIMCO PEA Innovation Fund Prospectus
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



after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange.
For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.
   Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange.
Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
   The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.
   Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption
Fee waivers at any time.

Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature
Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, admin-

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                                        PIMCO PEA Innovation Fund Prospectus 27

istrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee
When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

   1. Name.
   2. Date of birth (for individuals).
   3. Residential or business street address.
   4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
   Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
   After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.



28  PIMCO PEA Innovation Fund Prospectus

Fund Distributions


The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record at least annually.
   In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

.. Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

.. Invest all distributions in shares of the same class of any other fund that is a series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in that series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

.. Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

   You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.
   If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.
   For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.


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                                        PIMCO PEA Innovation Fund Prospectus 29
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

Tax Consequences

.. Taxes on Fund Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.
   Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.
   Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

.. Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

.. A Note on Foreign Investments. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

.. Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

    . the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

    . provided holding period and other requirements are met by the Fund, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.



30  PIMCO PEA Innovation Fund Prospectus

Fund dividends representing distributions of interest income and net short term capital gains derived from the Fund's debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.
   As described in the Statement of Additional Information under the section captioned "Taxation," the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.
   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio manager can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Fixed Income Securities and Defensive Strategies
Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.
   Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.
   The Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities.
   The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of the Fund and may adversely affect the Fund's ability to achieve its investment objective.

Companies With Smaller Market Capitalizations
The Fund may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Fund generally has substantial exposure to these risks.



32  PIMCO PEA Innovation Fund Prospectus

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.
   Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings
The Fund may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser or its affiliates to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during peri-


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ods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign (non-U.S.) Securities
The Fund may invest up to 40% of its assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). In addition, the Fund may invest in American Depository Receipts
(ADRs), European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.
   Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for a Fund that invests in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities
The Fund may invest in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropria-



34 PIMCO PEA Innovation Fund Prospectus tion or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
   Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
   Special Risks of Investing in Russian and Other Eastern European
Securities. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies
Because the Fund may invest a significant portion of its assets in foreign securities, it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by governments or central banks, or by currency controls or political developments. The non-U.S. currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
   Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific cur-


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rency at a future date at a price set at the time of the contract, reduces the
Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, the Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives
The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
   Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The



36  PIMCO PEA Innovation Fund Prospectus

Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Fund may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Fund may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.
   The Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
   Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
   Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.
   Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
   Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
   Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.
   Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest.


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If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities
The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities
The Fund may invest in securities based on its credit ratings assigned by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not



38 PIMCO PEA Innovation Fund Prospectus necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and PEA do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.
   The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield Securities
Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield securities" or "junk bonds." The Fund may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Short Sales
The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, the Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to re-


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place the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Fund will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings
The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Adviser or PEA in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities
The Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such secu-



40 PIMCO PEA Innovation Fund Prospectus rities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
The Fund may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Changes in Investment Objectives and Policies
The investment objective of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund's investment objective or policies, including a


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change approved by shareholder vote, shareholders should consider whether the
Fund remains an appropriate investment in light of their then current financial position and needs.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise specified, references to assets in the percentage limitations on the Fund's investments refer to total assets.

Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.



42  PIMCO PEA Innovation Fund Prospectus

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

                                                    Net          Total                Distributions
                                                 Realized/      Income    Dividends     From Net
  Year or     Net Asset Value       Net          Unrealized       From     From Net     Realized
  Period         Beginning      Investment     Gain (Loss) on  Investment Investment     Capital
   Ended         of Period     Income (Loss)    Investments    Operations   Income        Gains
---------------------------------------------------------------------------------------------------
PEA Innovation Fund (i)
  Class A
   06/30/03       $13.77          $(0.13)(a)     $ (0.39)(a)    $ (0.52)    $ 0.00       $ 0.00
   06/30/02        28.74           (0.23)(a)      (14.74)(a)     (14.97)      0.00         0.00
   06/30/01        72.29           (0.46)(a)      (36.74)(a)     (37.20)      0.00        (6.35)
   06/30/00        37.46           (0.58)(a)       41.80(a)       41.22       0.00        (6.39)
   06/30/99        24.28           (0.28)(a)       14.72(a)       14.44       0.00        (1.26)
  Class B
   06/30/03        12.88           (0.20(a)        (0.39)(a)      (0.59)      0.00         0.00
   06/30/02        27.07           (0.37)(a)      (13.82)(a)     (14.19)      0.00         0.00
   06/30/01        69.06           (0.78)(a)      (34.86)(a)     (35.64)      0.00        (6.35)
   06/30/00        36.09           (1.01)(a)       40.37(a)       39.36       0.00        (6.39)
   06/30/99        23.60           (0.49)(a)       14.24(a)       13.75       0.00        (1.26)
  Class C
   06/30/03        12.87           (0.20)(a)       (0.38)(a)      (0.58)      0.00         0.00
   06/30/02        27.06           (0.37)(a)      (13.82)(a)     (14.19)      0.00         0.00
   06/30/01        69.04           (0.79)(a)      (34.84)(a)     (35.63)      0.00        (6.35)
   06/30/00        36.08           (1.00)(a)       40.35(a)       39.35       0.00        (6.39)
   06/30/99        23.59           (0.48)(a)       14.23(a)       13.75       0.00        (1.26)

--------
* Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 1.30%.
(c)If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.
(d)Ratio of expenses to average net assets excluding trustees' expense is 2.05%.
(e)If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.
(i)The information provided for the Fund reflects results of operations under the Fund's former sub-adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.



44  PIMCO PEA Innovation Fund Prospectus

                                                              Ratio of Net
                                                   Ratio of    Investment
              Net Asset                           Expenses to Income (Loss)
    Total     Value End  Total    Net Assets End  Average Net  to Average     Portfolio
Distributions of Period  Return  of Period (000s)   Assets     Net Assets   Turnover Rate
-----------------------------------------------------------------------------------------
    $0.00      $13.25    (3.78)%    $  284,382       1.30%        (1.10)%        290%
     0.00       13.77   (52.09)        300,730       1.31(b)      (1.12)         207
   (6.35)       28.74   (55.14)        734,124       1.28(c)      (0.95)         271
   (6.39)       72.29   115.04       1,408,455       1.30         (0.91)         186
   (1.26)       37.46    61.36         313,946       1.30         (0.90)         119
     0.00       12.29    (4.58)        249,043        205         (1.85)         290
     0.00       12.88   (52.42)        304,020       2.06(d)      (1.87)         207
   (6.35)       27.07   (55.48)        801,890       2.03(e)      (1.69)         271
   (6.39)       69.06   114.17       1,680,792       2.05         (1.66)         186
   (1.26)       36.09    60.17         351,876       2.05         (1.64)         119
     0.00       12.29    (4.51)        344,192       2.05         (1.85)         290
     0.00       12.87   (52.44)        381,016       2.06(d)      (1.87)         207
   (6.35)       27.06   (55.48)      1,009,666       2.04(e)      (1.70)         271
   (6.39)       69.04   114.17       2,275,811       2.05         (1.66)         186
   (1.26)       36.08    60.20         580,251       2.05         (1.65)         119


                                        PIMCO PEA Innovation Fund Prospectus 45

PIMCO Funds: Multi-Manager Series

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
   The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.
   You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

      PIMCO Advisors Distributors LLC
      2187 Atlantic Street
      Stamford, Connecticut 06902

   You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.
   You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund.

[LOGO] PIMCO
ADVISORS

File No. 811-6161

PIMCO Funds: Multi-Manager Series


--------------------------------------------------------------------------------

Investment            PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105
Adviser and
Administrator

------------------------------------------------------------------------------------------------------------
Distributor           PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

------------------------------------------------------------------------------------------------------------
Custodian             State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

------------------------------------------------------------------------------------------------------------
Shareholder Servicing PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688
Agent and Transfer
Agent

------------------------------------------------------------------------------------------------------------
Independent
Accountants           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

------------------------------------------------------------------------------------------------------------
Legal Counsel         Ropes & Gray LLP, One International Place, Boston MA 02110

------------------------------------------------------------------------------------------------------------
For Account           For PIMCO Funds account information contact your financial advisor, or if you receive
Information           account information directly from PIMCO Funds, you can also call 1-800-426-0107.
                      Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time.
                      Or visit our Web site at www.pimcoadvisors.com.


                                                    Not part of the Prospectus.

P I M C O
A D V I S O R S









THIS COVER IS NOT PART OF THE PROSPECTUS                          PZ581.11/03

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus


PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Classes Institutional and Administrative

This Prospectus describes 6 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliate, Nicholas-Applegate Capital Management. As of September 30, 2003, PIMCO Advisors Fund Management and its investment management affiliates managed approximately $445.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

               Table of Contents

Summary Information......................................................  3
Fund Summaries
   NACM Flex-Cap Value Fund..............................................  4
   NACM Global Fund......................................................  6
   NACM Growth Fund......................................................  8
   NACM International Fund............................................... 10
   NACM Pacific Rim Fund................................................. 12
   NACM Value Fund....................................................... 15
Summary of Principal Risks............................................... 17
Prior Nicholas-Applegate Performance Information......................... 19
Management of the Funds.................................................. 22
Investment Options -- Institutional Class and Administrative Class Shares 25
Purchases, Redemptions and Exchanges..................................... 26
How Fund Shares Are Priced............................................... 31
Fund Distributions....................................................... 32
Tax Consequences......................................................... 32
Characteristics and Risks of Securities and Investment Techniques........ 33
Financial Highlights..................................................... 40


2   PIMCO Funds: Multi-Manager Series

               Summary Information


               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

                                                                                       Approximate Approximate
                                        Investment                                     Number of   Capitalization
                    PIMCO Fund          Objective            Main Investments          Holdings    Range
-----------------------------------------------------------------------------------------------------------------------------
Growth Stock Funds  NACM Growth         Long-term capital    Large capitalization      30-40       Upper 90% of the Russell
                                        appreciation         equity securities                     1000 Growth Index
-----------------------------------------------------------------------------------------------------------------------------
Value Stock Funds   NACM Value          Long-term capital    Equity securities of      60-75       Russell 1000 Value Index
                                        appreciation         large U.S. companies
                                                             that are undervalued in
                                                             the marketplace
                    ---------------------------------------------------------------------------------------------------------
                    NACM Flex-Cap Value Long-term capital    Equity securities of      50-75       All capitalizations
                                        appreciation         U.S. companies that are
                                                             undervalued in the
                                                             marketplace
-----------------------------------------------------------------------------------------------------------------------------
Global Stock Funds  NACM Global         Maximum long-term    Equity securities of      65-90       All capitalizations
                                        capital appreciation large capitalization
                                                             companies located in at
                                                             least three different
                                                             countries
-----------------------------------------------------------------------------------------------------------------------------
International Stock NACM International  Maximum long-term    Equity securities of      100-150     Companies with
Funds                                   capital appreciation large capitalization                  capitalizations in the top
                                                             companies in at least                 75% of the relevant
                                                             three non-U.S. countries              market
                    ---------------------------------------------------------------------------------------------------------
                    NACM Pacific Rim    Long-term growth of  Equity securities of      80-110      All capitalizations
                                        capital              companies located within
                                                             the Pacific Rim
-----------------------------------------------------------------------------------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds. The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.


                                                                  Prospectus 3

               PIMCO NACM Flex-Cap Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                               Approximate Capitalization Range
and Strategies        Seeks long-term capital Equity securities of U.S. companies that All capitalizations
                      appreciation            are undervalued in the marketplace

                      Fund Category           Approximate Number of Holdings           Dividend Frequency
                      Value Stocks            50-75                                    At least annually

               The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

             .Market Risk              .Liquidity Risk        .Credit Risk
             .Issuer Risk              .Leveraging Risk       .Management Risk
             .Value Securities Risk    .Smaller Company Risk  .Derivatives Risk
             .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


4   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from
your investment)                                                                        None

Redemption Fee (as a percentage of exchange
price or amount redeemed)                                                               2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.65%    None           0.31%         0.96%
---------------------------------------------------------------------------------------------
Administrative Class                     0.65     0.25%          0.31          1.21
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee paid by each class and 0.01% in trustees' expenses incurred by Institutional Class and Administrative Class shares during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1   Year 3         Year 5        Year 10
---------------------------------------------------------------------------------------------
Institutional Class                        $ 98     $306         $531           $1,178
---------------------------------------------------------------------------------------------
Administrative Class                        123      384          665            1,466
---------------------------------------------------------------------------------------------


                                                                  Prospectus 5

               PIMCO NACM Global Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective            Fund Focus                                Approximate Capitalization Range
and Strategies        Seeks maximum long-term capital Equity securities of large capitalization All capitalizations
                      appreciation                    companies located in at least three
                                                      different countries

                      Fund Category                   Approximate Number of Holdings            Dividend Frequency
                      Global Stocks                   65-90                                     At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

         .Foreign (non-U.S.)     .Growth Securities Risk  .Management Risk
          Investment Risk        .Currency Risk           .Turnover Risk
         .Emerging Markets Risk  .Issuer Risk             .Liquidity Risk
         .Credit Risk            .Derivatives Risk        .Smaller Company Risk
         .Market Risk            .Leveraging Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly
from your investment)                                                          None

Redemption Fee (as a percentage of
exchange price or amount redeemed)                                            2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.70%    None           0.40%         1.10%
---------------------------------------------------------------------------------------------
Administrative Class                     0.70     0.25%          0.40          1.35
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.40% Administrative Fee paid by each class.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                                       Year 1 Year 3 Year 5 Year 10
----------------------------------------------------------------------------------------------
Institutional Class                                               $112   $350   $606   $1,340
----------------------------------------------------------------------------------------------
Administrative Class                                               137    428    739    1,624
----------------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO NACM Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                             Approximate Capitalization Range
and Strategies        Seeks long-term capital Large capitalization equity securities Upper 90% of the Russell 1000
                      appreciation                                                   Growth Index

                      Fund Category           Approximate Number of Holdings         Dividend Frequency
                      Growth Stocks           30-40                                  At least annually

               The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($2.4 billion and greater as of September 30, 2003). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards. The Fund's portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is currently subject to purchase and exchange restrictions and is available only to certain investors. Please see "Purchases, Redemptions and Exchanges" below.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

           .Market Risk             .Liquidity Risk    .Leveraging Risk
           .Issuer Risk             .Credit Risk       .Management Risk
           .Growth Securities Risk  .Derivatives Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


8   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your
investment)                                                                               None

Redemption Fee (as a percentage of exchange
price or amount redeemed)                                                                2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged.
  Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.50%    None           0.30%         0.80%
---------------------------------------------------------------------------------------------
Administrative Class                     0.50     0.25%          0.30          1.05
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee paid by each class.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                             Year 1 Year 3 Year 5 Year 10
------------------------------------------------------------------------------------
Institutional Class                                       $ 82   $255   $444  $  990
------------------------------------------------------------------------------------
Administrative Class                                       107    334    579   1,283
------------------------------------------------------------------------------------


                                                                  Prospectus 9

               PIMCO NACM International Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                                Approximate Capitalization Range
and Strategies        Seeks maximum long-term Equity securities of large capitalization Companies with capitalizations in
                      capital appreciation    companies in at least three countries     the top 75% of the relevant market
                                              outside the United States

                      Fund Category           Approximate Number of Holdings            Dividend Frequency
                      International Stocks    100-150                                   At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization companies ("large cap stocks") located in at least three countries outside of the United States. The Fund may invest in over 50 different countries worldwide. The Fund generally invests in companies whose stock market capitalizations are in the top 75% of publicly-traded companies in the relevant market. The capitalization range for large capitalization stocks will vary from country to country and may fluctuate greatly due to changing currency values, differences in the size of the respective economies and movements in local stock markets. The Fund may also invest in companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. companies. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective.

               The portfolio managers focus on a "bottom-up" analysis of the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 200% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk    .Emerging Markets Risk
..Issuer Risk             .Currency Risk     .Foreign (non-U.S.) Investment Risk
..Growth Securities Risk  .Credit Risk       .Leveraging Risk
..Turnover Risk           .Derivatives Risk  .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


10  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from
your investment)                                                                        None

Redemption Fee (as a percentage of exchange
price or amount redeemed)                                                               2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.70%    None           0.50%         1.20%
---------------------------------------------------------------------------------------------
Administrative Class                     0.70     0.25%          0.50          1.45
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.50% Administrative Fee paid by each class.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                             Year 1 Year 3 Year 5 Year 10
------------------------------------------------------------------------------------
Institutional Class                                       $122   $381   $660  $1,455
------------------------------------------------------------------------------------
Administrative Class                                       148    459    792   1,735
------------------------------------------------------------------------------------


                                                                  Prospectus 11

               PIMCO NACM Pacific Rim Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective   Fund Focus                                 Approximate Capitalization Range
and Strategies        Seeks long-term growth Equity securities of Pacific Rim companies All Capitalizations of capital

                      Fund Category          Approximate Number of Holdings             Dividend Frequency
                      International Stocks   80-110                                     At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

               The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund's assets among securities of countries that they expect will provide the best opportunities for meeting the Fund's investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

               In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

               The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

      .Foreign (non-U.S.)     .Issuer Risk             .Smaller Company Risk
       Investment Risk        .Currency Risk           .Management Risk
      .Emerging Markets Risk  .Growth Securities Risk  .Turnover Risk
      .Credit Risk            .Leveraging Risk         .Liquidity Risk
      .Market Risk            .Derivatives Risk        .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


12  PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on July 20, 2002, when the
Information    Nicholas-Applegate Pacific Rim Fund (the "NACM Fund")
               reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The bar chart, the information to its right and the Average Annual Total Returns
               Table show performance of Institutional Class shares of the NACM
               Fund, adjusted to reflect the actual advisory fees, administrative fees and other expenses paid by the Fund's
               Institutional Class shares. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund's average annual returns compare with the returns of a broad based securities market index and an index of similar funds. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   1/1/03-9/30/03                16.66%
                                    [CHART]        Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
 1998     1999    2000     2001     2002                        -----------------------
------- ------- -------- -------- --------         Highest (4/1/99--6/30/99)     44.16%
(6.55)% 142.44% (26.44)% (17.35)%  (6.61)%                      -----------------------
                                                   Lowest (4/1/98--6/30/98)     -23.54%



        Calendar Year End (through 12/31)

               Average Annual Total Returns (for the periods ended 12/31/02)

                                                                             Since NACM Fund
                                                             1 Year  5 Years Inception (12/31/97)/(4)/
------------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                      -6.61%  5.16%   5.16%
------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/      -6.82% -0.55%  -0.55%
------------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                     -4.03%  2.59%   2.59%
------------------------------------------------------------------------------------------------------
MSCI Pacific Index/(2)/                                       -9.02% -3.88%  -3.88%
------------------------------------------------------------------------------------------------------
Lipper Pacific Region Funds Average/(3)/                     -10.92% -2.60%  -2.60%
------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimates using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Morgan Stanley Capital International (MSCI) Pacific Index is
   composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong,
   Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)The Fund began operations on 12/31/97. Index comparisons begin on
   12/31/97.



                                                                  Prospectus 13

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly
from your investment)                                                   None

Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See
  "Purchases, Redemptions and Exchanges--Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.90%    None           0.56%         1.46%
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.50% Administrative Fee paid by Institutional Class shares and
   0.06% in tax, interest and non-recurring expenses attributable to the Institutional Class shares during the most recent fiscal year.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions./ /

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Institutional Class                      $149   $462   $797    $1,746
---------------------------------------------------------------------


14  PIMCO Funds: Multi-Manager Series

               PIMCO NACM Value Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                                Approximate Capitalization Range
and Strategies        Seeks long-term capital Equity securities of large U.S. companies Russell 1000 Value Index
                      appreciation            that are undervalued in the marketplace

                      Fund Category           Approximate Number of Holdings            Dividend Frequency
                      Value Stocks            60-75                                     At least annually

               The Fund seeks to achieve its investment objective by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratio, price-to-book ratios and price-to-cash flow ratios. The Fund emphasizes equity securities of undervalued, large U.S. companies with market capitalizations similar to the Russell 1000 Value Index.

               In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and other material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

               The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

               The Fund is currently subject to purchase and exchange restrictions and is available only to certain investors. Please see "Purchases, Redemptions and Exchanges" below.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

            .Market Risk            .Liquidity Risk    .Credit Risk
            .Issuer Risk            .Leveraging Risk   .Management Risk
            .Value Securities Risk  .Derivatives Risk  .Focused Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund recently commenced operations and does not yet have a
Information    full calendar year of performance. Thus, no bar chart or Average
               Annual Total Returns table is included for the Fund.


                                                                  Prospectus 15

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from
your investment)                                                                         None

Redemption Fee (as a percentage of exchange
price or amount redeemed)                                                                2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The
  Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  Distribution                 Total Annual
                                         Advisory and/or Service Other         Fund Operating
Share Class                              Fees     (12b-1) Fees   Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------
Institutional Class                      0.50%    None           0.30%         0.80%
---------------------------------------------------------------------------------------------
Administrative Class                     0.50     0.25%          0.30          1.05
---------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee paid by each class.

Examples. The Examples are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                              Year 1 Year 3 Year 5 Year 10
---------------------------------------------------------------------
Institutional Class                        $ 82   $255   $444  $  990
---------------------------------------------------------------------
Administrative Class                        107    334    579   1,283
---------------------------------------------------------------------


16  PIMCO Funds: Multi-Manager Series

               Summary of Principal Risks

               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Fund may invest in companies that may not be expected to
Securities     experience significant earnings growth, but whose securities its
Risk           portfolio manager believes are selling at a price lower than their true value. The NACM Flex-Cap Value and NACM Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth         Each Fund may invest in equity securities of companies that its
Securities     portfolio manager or portfolio management team believes will
Risk           experience relatively rapid earnings growth. The NACM Global,
               NACM Growth, NACM International and NACM Pacific Rim Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, NACM
               Global and NACM Pacific Rim Funds generally have substantial exposure to this risk.

Liquidity      Liquidity risk exists when particular investments are difficult
Risk           to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Foreign        Funds that invest in foreign securities, and particularly the
(non-U.S.)     NACM Global, NACM International and NACM Pacific Rim Funds, may
Investment     experience more rapid and extreme changes in value than Funds
Risk           that invest exclusively in securities of U.S. issuers or
               securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or narrowly defined area such as the Pacific Rim, it will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in


                                                                  Prospectus 17
               certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The NACM
               Pacific Rim Fund may invest a significant portion of its assets in emerging markets. The NACM Global and NACM International
               Funds may also invest significant portions of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The NACM Global, NACM International and NACM Pacific Rim Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, in particular the NACM Pacific Rim Fund, may be subject to increased risk to the extent that they focus their investments in securities dominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Derivatives    The Funds may use derivatives, which are financial contracts
Risk           whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment
               Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may use derivatives as part of a strategy designed to reduce, or "hedge", exposure to other risks, such as interest rate or currency risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. All of the Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." The NACM International Fund is expected to have portfolio turnover rates greater than 200%. The NACM Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.


18  PIMCO Funds: Multi-Manager Series

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. PIMCO Advisors Fund
               Management, Nicholas-Applegate Capital Management and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

               Prior Nicholas-Applegate Performance Information

               The following tables set forth historical performance information for the mutual funds (the "Nicholas-Applegate Institutional Funds") managed by Nicholas-Applegate Capital Management ("NACM") that have substantially similar investment objectives, policies, strategies and investment restrictions as the NACM Global, NACM Growth, NACM International and NACM Value Funds, respectively. The tables also show historical performance of institutional accounts managed by NACM (the "NACM Composites") with investment objectives, policies, strategies and risks substantially similar to those of the NACM Global, NACM Growth, NACM International and NACM Value Funds (the "PIMCO Funds").

               The composite data is provided to illustrate the past performance of NACM in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the PIMCO Funds. The information shown below does not represent any PIMCO Fund's performance, and should not be considered a prediction of the future performance of a PIMCO Fund or of NACM. The PIMCO Funds are recently organized and do not have a full calendar year of performance.

               The NACM Composite performance data shown below was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR")/1/, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The NACM Composites include all actual, fee-paying, discretionary, institutional private accounts managed by NACM that have investment objectives, policies, strategies and risks substantially similar to those of the respective PIMCO Funds.

               The Global Select Composite consists primarily of a diversified group of foreign and domestic larger market capitalization equities with a focus on stock selection. The Global Select Composite was created on October 1, 1997. The Global Select Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Global Select Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Global Select Composite.

               The US Large Cap Select Growth Composite (the "Growth Composite") consists primarily of domestic growth equities with market capitalization range equivalent to the top 90% of the Russell 1000 Growth Index. The Growth Composite was created on April 1, 1995. The Growth Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Growth Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Growth Composite.

               The International Equity Composite (the "International Composite") consists of equity investments in non-U.S. companies, with emerging countries exposure between 0% and 20%. The International Composite was created on March 1, 1996. The International Composite includes all discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000 having a minimum account size of $10 million. The International Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings.
               --------
             (1)AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


                                                                  Prospectus 19

               The Large Cap Value Composite (the "Value Composite") consists primarily of domestic growth equities with market capitalization equivalent to the top 90% of the Russell 1000 Value Index. The Value Composite was created on April 1, 1994. The Value Composite includes all actual fee paying discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks, managed by NACM for at least one full month, and beginning January 1, 2000, having a minimum account size of $10 million. The Value Composite includes both tax-exempt and taxable accounts and assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Value Composite.

               A complete list and description of Nicholas-Applegate's composites and presentations are available upon request by contacting (619) 687-2800, or write Nicholas-Applegate, 600 W. Broadway, 29th Floor, San Diego, CA 92101, Attn: Performance Measurement Manager.

               Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's assets value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

               The institutional private accounts that are included in the NACM Composites are subject to lower expenses than the PIMCO Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the PIMCO Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the NACM Composites would have been less favorable had they been subject to the same expenses as the PIMCO Funds or had they been regulated as investment companies under the federal securities laws. Similarly, the Nicholas-Applegate Institutional Funds have been subject to lower levels of expenses than the corresponding PIMCO Funds; if they had been subject to the same level of expenses, the performance results shown below would have been lower. The results presented below are net of all fees.

               The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

               Each table below shows the average annual total returns for the corresponding Nicholas-Applegate Institutional Fund and NACM Composite, and a broad-based securities market index as of September 30, 2003.

Prior Performance of Similar Accounts Relating to the NACM Global Fund
                Nicholas-Applegate      Nicholas-Applegate           MSCI All Country
Year            Global Select Fund/(1)/ Global Select Composite/(2)/ World Index Free/(2)/
------------------------------------------------------------------------------------------
1998            46.18%                  46.18%                             21.97%
------------------------------------------------------------------------------------------
1999            129.35%                 129.35%                            26.85%
------------------------------------------------------------------------------------------
2000            (15.15)%                (16.24)%                           (13.96)%
------------------------------------------------------------------------------------------
2001            (20.37)%                (20.37)%                           (15.91)%
------------------------------------------------------------------------------------------
2002            (18.80)%                (18.80)%                           (18.98)%
------------------------------------------------------------------------------------------
10/1/02-9/30/03 28.50%                  28.80%                             26.77%
------------------------------------------------------------------------------------------
10/1/98-9/30/03 14.39%                  14.14%                             1.15%
------------------------------------------------------------------------------------------
Since Inception 14.49%                  14.23%                             0.52%
------------------------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate Global
                Select Fund is September 30, 1997.
             (2)The Morgan Stanley Capital International ("MSCI") All Country
                World Index Free is an unmanaged market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The Index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The "Since Inception" date for the Nicholas-Applegate Global Select Composite and MSCI All Country World Index Free is October 1, 1997.


20  PIMCO Funds: Multi-Manager Series

Prior Performance of Similar Accounts Relating to the NACM Growth Fund
                                      Nicholas-Applegate
                Nicholas-Applegate    U.S. Large Cap
                U.S. Large Cap Select Select Growth      Russell 1000 Growth
Year            Growth Fund/(1)/      Composite/(2)/     Index/(2)/
----------------------------------------------------------------------------
1998            60.80%                61.47%                  38.71%
----------------------------------------------------------------------------
1999            96.11%                101.62%                 33.16%
----------------------------------------------------------------------------
2000            (23.98)%              (25.06)%                (22.42)%
----------------------------------------------------------------------------
2001            (41.21)%              (41.17)%                (20.42)%
----------------------------------------------------------------------------
2002            (33.79)%              (33.38)%                (27.88)%
----------------------------------------------------------------------------
10/1/02-9/30/03 13.18%                13.33%                  25.92%
----------------------------------------------------------------------------
10/1/98-9/30/03 (1.68)%               (1.05)%                 (2.46)%
----------------------------------------------------------------------------
Since Inception 6.64%                 11.10%                  8.13%
----------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate US Large
                Cap Select Growth Fund is December 27, 1996.
             (2)The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell
                3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the market for large cap stocks. The "Since Inception" date for the Nicholas-Applegate US Large Cap Select Growth Composite and Russell 1000 Growth Index is April 1, 1995.

Prior Performance of Similar Accounts Relating to the NACM International Fund
                   Nicholas-Applegate    Nicholas-Applegate
                   International Core    International Equity    MSCI EAFE
Year               Growth Fund/(1)/      Composite/(2)/          Index/(2)/
------------------------------------------------------------------------------
1998               21.54%                22.26%                  20.33%
------------------------------------------------------------------------------
1999               69.07%                68.21%                  27.30%
------------------------------------------------------------------------------
2000               (23.08)%              (24.27)%                (13.96)%
------------------------------------------------------------------------------
2001               (27.97)%              (27.96)%                (21.20)%
------------------------------------------------------------------------------
2002               (19.21)%              (18.80)%                (15.66)%
------------------------------------------------------------------------------
10/1/02-9/30/03    18.94%                19.33%                  26.54%
------------------------------------------------------------------------------
10/1/98-9/30/03    0.04%                 (0.02)%                 0.34%
------------------------------------------------------------------------------
Since Inception    5.22%                 5.86%                   0.92%
------------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate
                International Core Growth Fund is December 27, 1996.
             (2)Morgan Stanley Capital International Europe, Australia, Far
                East Index ("MSCI EAFE") is an unmanaged total-return performance benchmark. It is a capitalization-weighted index representative of the stock market structure of Europe and the Pacific Basin. The "Since Inception" date for the Nicholas-Applegate International Equity Composite and the MSCI EAFE Index is March 31, 1996.

Prior Performance of Similar Accounts Relating to the NACM Value Fund
                                          Nicholas-Applegate
                Nicholas-Applegate        Large Cap Value    Russell 1000 Value
Year            Large Cap Value Fund/(1)/ Composite/(2)/     Index(2)
-------------------------------------------------------------------------------
1998            20.13%                    20.09%                  15.63%
-------------------------------------------------------------------------------
1999            8.88%                     8.96%                   7.35%
-------------------------------------------------------------------------------
2000            7.82%                     7.76%                   7.01%
-------------------------------------------------------------------------------
2001            (1.02)%                   (0.68)%                 (5.59)%
-------------------------------------------------------------------------------
2002            (18.21)%                  (17.94)%                (15.52)%
-------------------------------------------------------------------------------
10/1/02-9/30/03 26.01%                    25.90%                  24.37%
-------------------------------------------------------------------------------
10/1/98-9/30/03 4.65%                     4.76%                   4.00%
-------------------------------------------------------------------------------
Since Inception 11.56%                    13.25%                  11.39%
-------------------------------------------------------------------------------

             (1)The "Since Inception" date for the Nicholas-Applegate Large Cap
                Value Fund is April 30, 1996.
             (2)The Russell 1000 Value Index measures the performance of those
                Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged. The "Since Inception" date for the Nicholas-Applegate Large Cap Value Composite and Russell 1000 Value Index is April 1, 1994.


                                                                  Prospectus 21

               Management of the Funds

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management ("Nicholas-Applegate" or the "Sub-Adviser") to manage each Fund's investments. See "Sub-Adviser" below. The Adviser has retained its affiliate, Pacific Investment Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               Each of the Funds (except for the NACM Pacific Rim Fund) commenced operations on July 19, 2002 and commenced paying advisory fees to the Adviser as of such date. During the most recently completed fiscal year, the Funds paid monthly advisory fees to the adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

                     Fund                     Advisory Fees
                     --------------------------------------
                     NACM Flex-Cap Value Fund     0.65%
                     NACM Global Fund             0.70%
                     NACM Growth Fund             0.50%
                     NACM International Fund      0.70%
                     NACM Pacific Rim Fund*       0.91%
                     NACM Value Fund              0.50%

              * From the beginning of the most recently completed fiscal year
                (7/1/02) until July 19, 2002 (the "Interim Period"), the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund's predecessor, paid advisory fees to NACM at the annual rate of 1.00%. The advisory fee rate stated above for the NACM Pacific Rim Fund reflects the weighted average of the advisory fee paid during the Interim Period (1.00%) and the current advisory fee rate (0.90%).

               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Institutional Class
Fees and Administrative Class shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. The Adviser, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               Institutional Class and Administrative Class shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares):

                  Fund                     Administrative Fees
                  --------------------------------------------
                  NACM Flex-Cap Value Fund        0.30%
                  NACM Global Fund                0.40%
                  NACM Growth Fund                0.30%
                  NACM International Fund         0.50%
                  NACM Pacific Rim Fund           0.50%
                  NACM Value Fund                 0.30%


22  PIMCO Funds: Multi-Manager Series

Sub-Adviser    Nicholas-Applegate Capital Management LLC serves as the
               Sub-Adviser for the Funds. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees.

               Nicholas-Applegate is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, Nicholas-Applegate, an indirect subsidiary of ADAM of America, provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Nicholas-Applegate had approximately $18.4 billion in assets under management.

               The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras CFA is the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years' prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation Strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund          Portfolio Managers    Since            Recent Professional Experience
---------------------------------------------------------------------------------------------
NACM Flex-Cap Stephen Sexauer       2003             Lead Portfolio Manager for
 Value                                               Nicholas-Applegate U.S. Value
                                                     strategies since 2003. Prior to joining
                                                     Nicholas-Applegate in 2003, he spent 13
                                                     years with Morgan Stanley Investment
                                                     Management managing value equity
                                                     portfolios. Mr. Sexauer's background
                                                     includes economic consulting with
                                                     Merrill Lynch Economics and Wharton
                                                     Econometrics. He has 20 years'
                                                     investment experience.
              Mark Stuckelman       2002 (inception) Portfolio Manager for the
                                                     Nicholas-Applegate Large Cap Value Fund
                                                     since 1995 and Value Opportunities Fund
                                                     since 2001. Previously, he has
                                                     investment management experience with
                                                     Wells Fargo Bank Investment Management
                                                     Group; Fidelity Management Trust Co.
                                                     and BARRA.

              Aerus Tran            2002 (inception) Investment Analyst for
                                                     Nicholas-Applegate U.S. Systematic
                                                     strategies since 2001. Previously, he
                                                     was a Senior UNIX Systems Administrator
                                                     (since 1999). Prior to joining
                                                     Nicholas-Applegate in 1999, he was with
                                                     the San Diego Association of
                                                     Governments; Perwich, Goff & Karavatos;
                                                     Best Mortgage, LLC; Western Riverside
                                                     Association of Governments; and San
                                                     Bernardino Association of Governments.

              Mark Roemer           2002 (inception) Product Specialist with
                                                     Nicholas-Applegate since 2001. Prior to
                                                     joining Nicholas-Applegate in 2001, he
                                                     spent a total of 5 years with Barclays
                                                     Global Investors as principal and U.S.
                                                     Equity product manager and Kleinwort
                                                     Benson Investment Management of London.

NACM Global   Catherine Nicholas    2002 (inception) Nicholas-Applegate's Chief Investment
              (expected to retire                    Officer from 1997 to August, 2002. She
              12/31/03)                              is responsible for management of
                                                     Nicholas-Applegate's global equities
                                                     Strategies. Ms. Nicholas joined the
                                                     firm in 1987 and has 18 years' prior
                                                     investment experience with Professional
                                                     Asset Securities, Inc. and Pacific
                                                     Century Advisors.

              Pedro Marcal          2002 (inception) Lead Portfolio Manager for the
                                                     Nicholas-Applegate Global Select
                                                     strategies since 2001. Lead Portfolio
                                                     Manager for the Nicholas-Applegate
                                                     Emerging Countries strategies from 1994
                                                     until 2001. He has 5 years' prior
                                                     investment management experience with
                                                     A.B. Laffer & Associates as an
                                                     economist and A-Mark Precious Metals as
                                                     a precious metals trader.

              Nicholas Melhuish     2003             Lead Portfolio Manager for
                                                     Nicholas-Applegate Global Equities
                                                     strategies since 2003. Prior to joining
                                                     Nicholas-Applegate in 2003, he spent 4
                                                     years with Putnam Investments as an
                                                     international portfolio manager and 8
                                                     years with Schroder Investment
                                                     Management managing international,
                                                     European and Asian equities.

              Horacio A. Valeiras   2003             See Above

              Andrew Beal           2002 (inception) Lead Portfolio Manger for the
                                                     Nicholas-Applegate Emerging Countries
                                                     and Pacific Rim strategies since 2001.
                                                     Prior to joining Nicholas-Applegate in
                                                     2001, he spent 10 years with Schroder
                                                     Investment Management (UK) LTD
                                                     specializing in Asian investments as
                                                     Head of Asian institutional investments.

              Melisa Grigolite, CFA 2002 (inception) Portfolio Manager for the
                                                     Nicholas-Applegate's International
                                                     Growth strategies since 1997. Ms.
                                                     Grigolite joined the firm in 1991. She
                                                     has 11 years' prior experience.

              Chris Herrera         2002 (inception) Investment Analyst for
                                                     Nicholas-Applegate's International
                                                     Growth strategies. Prior to joining
                                                     Nicholas-Applegate in 2000, he was an
                                                     analyst in the Investment Banking
                                                     division of Lehman Brothers for 3 years.



                                                                  Prospectus 23

Fund               Portfolio Managers    Since            Recent Professional Experience
--------------------------------------------------------------------------------------------------
                   Michael Fredericks    2002 (inception) International Product Specialist with
                                                          Nicholas-Applegate since 2001. Prior to
                                                          joining Nicholas-Applegate in 2001, he
                                                          spent a total of 7 years with Callan
                                                          Associates as an assistant vice
                                                          president; Baring Asset Management as
                                                          an assistant vice president; and Bank
                                                          of America as a senior financial
                                                          analyst.

NACM Growth        Michael Barraclough   2003             Lead Portfolio Manager for
                                                          Nicholas-Applegate Mid Cap strategies
                                                          since 2003. Prior to his appointment as
                                                          Lead Portfolio Manager for Mid Cap
                                                          strategies, Mr. Barraclough held
                                                          portfolio management responsibilities
                                                          for Large Cap Growth strategies. Prior
                                                          to joining Nicholas-Applegate in 1993,
                                                          he spent 2 years with Dunham &
                                                          Associates as investment counsel.

                   Stephen Ross          October, 2002    Lead Portfolio Manager for
                                                          Nicholas-Applegate's U.S. Large and Mid
                                                          Cap Growth strategies. He is a member
                                                          of the Executive Committee and was
                                                          previously the lead portfolio manager
                                                          of the managed accounts team. Mr. Ross
                                                          joined the firm in 1994 and has 13
                                                          years of investment experience,
                                                          including positions with Lincoln
                                                          National Pension Investment, Merrill
                                                          Lynch and T. Rowe Price.

                   Thomas Smith, CFA     2002 (inception) Investment Analyst for the
                                                          Nicholas-Applegate U.S Large Cap Select
                                                          Growth and U.S Equity strategies since
                                                          1998. Account Administrator for the
                                                          Nicholas-Applegate Large Cap Growth and
                                                          Mid Cap Growth Funds from 1995-1998. He
                                                          has 4 years' prior investment
                                                          experience with Wells Fargo Bank and
                                                          Dean Witter Reynolds.

                   Carrie L. Boyko       2003             Since joining the firm in 1997 she was
                                                          a member of the Managed Account Team
                                                          and currently is an investment analyst
                                                          with portfolio management and research
                                                          responsibilities on the U.S. Large and
                                                          Mid Cap Growth team. Prior to joining
                                                          the firm in 1997, she was with the
                                                          Pershing Division of Donaldson, Lufkin
                                                          and Jenrette. She has 12 years of
                                                          investment experience.

                   Stephen Sexauer       2003             See Above

NACM International Horacio A. Valeiras   2003             See Above

                   Andrew Beal           2002 (inception) See Above

                   Jon Borchardt         2002 (inception) Investment Analyst for the
                                                          Nicholas-Applegate International
                                                          strategies since 1996. He has 5 years'
                                                          prior experience as a International
                                                          Account Administrator with
                                                          Nicholas-Applegate Capital Management.

                   Jason Campbell        2002 (inception) Portfolio Manger for the
                                                          Nicholas-Applegate International
                                                          strategies since 1998. He has 3 years'
                                                          prior experience with San Diego State
                                                          University Economics Department as both
                                                          a teaching assistant and graduate
                                                          student.

                   John Casarietti       2002 (inception) Investment Analyst for
                                                          Nicholas-Applegate Emerging Countries
                                                          strategies since 2001 and Account
                                                          Administrator 1998 to 2001. His
                                                          experience includes responsibilities in
                                                          the firm's operations department and 4
                                                          years' prior experience with Interbank
                                                          Funding Group and Barron Chase
                                                          Securities.

                   Michael Fredericks    2002 (inception) See Above

                   Melisa Grigolite, CFA 2002 (inception) See Above

                   Rebecca Hagstrom, CFA 2002 (inception) Investment Analyst for
                                                          Nicholas-Applegate Emerging Countries
                                                          strategies since 2000. Prior to joining
                                                          Nicholas-Applegate in 2000, she spent a
                                                          total of 5 years with Prudential Global
                                                          Asset Management; Prudential Capital
                                                          Group; and Prudential Realty Group as
                                                          an investment analyst.

                   Karl Richtenburg      2002 (inception) Investment Analyst for
                                                          Nicholas-Applegate International
                                                          strategies since 2001. Prior to joining
                                                          Nicholas-Applegate in 2001, he spent a
                                                          total of 8 years with GE Asset
                                                          Management as an equity research
                                                          associate; International Equities; and
                                                          GFI Group Ltd., London as a foreign
                                                          exchange options banker.

                   Eric Sagmeister       2002 (inception) Investment Analyst for
                                                          Nicholas-Applegate's International
                                                          strategies since 1995. His experience
                                                          with Nicholas-Applegate includes 5
                                                          years' as a trade settlement
                                                          coordinator and in the operations
                                                          department.



24  PIMCO Funds: Multi-Manager Series

Fund             Portfolio Managers Since            Recent Professional Experience
---------------------------------------------------------------------------------------------
NACM Pacific Rim Andrew Beal        2001*            See Above

                 Shu Nung Lee, CFA  October, 2002    Portfolio Manager for the
                                                     Nicholas-Applegate Pacific Rim Fund and
                                                     International Strategies. Prior to
                                                     joining the firm in 2002, he was vice
                                                     president and senior research analyst
                                                     on the Japan equity research team and
                                                     head of the Japan and Asia automotive
                                                     team with Lehman Brothers of Tokyo. Mr.
                                                     Lee has six years of investment
                                                     research experience.

                 Karl Richtenburg   2001*            See Above

                 Jason Campbell     1998*            See Above

                 John Casarietti    2001*            See Above

                 Michael Fredericks 2001*            See Above

NACM Value       Stephen Sexauer    2003             See Above

                 Mark Stuckelman    2002 (inception) See Above

                 Aerus Tran         2002 (inception) See Above

                 Mark Roemer        2002 (inception) See Above

              --------
              * Represents the date the individual became involved in the management of the Nicholas-Applegate Pacific Rim Fund, the PIMCO NACM Pacific Rim Fund's predecessor.

Adviser/       Shareholders of each Fund have approved a proposal permitting
Sub-Adviser    the Adviser to enter into new or amended sub-advisory agreements
Relationship   with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America.
               Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of PIMCO Advisors Fund Management. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange
               Commission.

               Investment Options --
                Institutional Class and Administrative Class
               Shares

               The Trust offers investors Institutional Class and
               Administrative Class shares of the Funds in this Prospectus (except for the NACM Pacific Rim Fund which only offers Institutional Class shares).

               The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for all Funds except the NACM Global, NACM International and NACM Pacific Rim Funds) may apply to shares that are redeemed or exchanged within 60 days of acquisition. See "Purchases, Redemptions and Exchanges--Redemption Fees" below.

               Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

               . Service and Distribution (12b-1) Fees--Administrative Class Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder


                                                                  Prospectus 25
               services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

               In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

               . Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

               Purchases, Redemptions and Exchanges

Purchasing     Investors may purchase Institutional Class and Administrative
Shares         Class shares of the Funds at the relevant net asset value
               ("NAV") of that class without a sales charge or other fee.

               Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

               Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

               Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

               . Investment Minimum. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional Class and Administrative Class shares offered to clients of the Adviser, the Fund's sub-administrator, Pacific Investment Management Company, or to clients of the Sub-Adviser to the Trusts' Funds, and its affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

               The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

               . Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, Boston Financial Data Services--Midwest (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The


26  PIMCO Funds: Multi-Manager Series

               Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

               . Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

               Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services--Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

               An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

               . Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

               . Other Purchase Information. Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

               The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

               An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

               Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

               Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

               . Restrictions on Purchases of the NACM Growth and NACM Value Funds. Institutional Class shares of the NACM Growth and NACM Value Funds are not available for purchase by the general public. Institutional Class shares of these two Funds are currently available only for purchase by the PIMCO Asset Allocation Fund and by the benefit plans of PIMCO Advisors Fund Management and its affiliates. The Funds' Board of Trustees may modify or eliminate these restrictions at any time.

               . Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should


                                                                  Prospectus 27
               contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

               . Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges equal to 2.00% (1.00% until the close of business on February 6, 2004 for all Funds except the NACM Global, NACM International and NACM Pacific Rim Funds) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Redemption Fee is also waived for transactions by the PIMCO Asset Allocation Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming      .Redemptions by Mail. An investor may redeem (sell)
Shares         Institutional Class and Administrative Class shares by
               submitting a written request to PIMCO Funds at 840 Newport
               Center Drive, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client
               Registration Application that are required to effect a redemption.

               .Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

               In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the


28  PIMCO Funds: Multi-Manager Series

               Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

               Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

               Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

               . Other Redemption Information. Subject to any applicable fund redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

               Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for all Funds except the NACM Global, NACM International and NACM Pacific Rim Funds) of the NAV of the shares redeemed. See "Redemption Fees" above.

               Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

               For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

               Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

               The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                                                                  Prospectus 29

               Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange       Except as provided below, or in the applicable Funds' or series
Privilege      prospectus(es), an investor may exchange Institutional Class or
               Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

               Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds for shares of any other Fund within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for all Funds except the NACM Global, NACM International and NACM Pacific Rim Funds) of the NAV of the shares exchanged. See "Redemption Fees" above. Similarly, unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of a Fund for the same class of shares of the PPA Tax-Efficient Structured Emerging Markets Fund, another series of the Trust, will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of that Fund acquired in connection with the exchange.

               An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions investors may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

               Institutional Class shares of the NACM Growth and NACM Value Funds are not available for exchanges from Institutional Class shares of other PIMCO Funds.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

               1. Name.
               2. Date of birth (for individuals).
               3. Residential or business street address.
               4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.


30  PIMCO Funds: Multi-Manager Series

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Institutional Class and Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Global, NACM International and NACM Pacific Rim Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.


                                                                  Prospectus 31

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

               Shareholders do not pay any sales charges or other fees (including Redemption Fees) on the receipt of shares received through the reinvestment of Fund distributions.

               For further information on distribution options, please contact the Trust at 1-800-927-4648.

               Tax Consequences

               . Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

               Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

               . Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the NACM Global, NACM International and NACM Pacific Rim Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets; and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.


32  PIMCO Funds: Multi-Manager Series

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
               When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer durations (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               Under normal market conditions, the Funds will invest primarily in equity securities. In addition, the Funds may invest a portion of their assets in debt obligations issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. There is no limit on the average maturity of the debt securities in the Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the Funds should adopt a temporary defensive posture (as part of a non-principal investment strategy), any Fund may hold all or a substantial portion of its assets in high-quality fixed income securities, which may include debt obligations issued or guaranteed by the U.S. government or non-U.S. governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by U.S. and non-U.S. corporate issuers.

               These temporary defensive strategies would be inconsistent with the investment objectives and principal investment strategies of the Funds and may adversely affect the Funds' ability to achieve their investment objectives.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The NACM Flex-Cap Value, NACM Global and NACM
CapitalizationsPacific Rim Funds generally have substantial exposure to this risk.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research


                                                                  Prospectus 33
               and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds may purchase securities in initial public offerings
Public         (IPOs). These securities are subject to many of the same risks
Offerings      of investing in companies with smaller market capitalizations.
               Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions fewer companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The NACM Global and NACM International Funds invest principally
(non-U.S.)     in securities of foreign issuers, securities traded principally
Securities     in securities markets outside the United States and/or
               securities denominated in foreign currencies (together, "foreign securities"). The NACM Pacific Rim Fund invests principally in equity securities of companies located within the Pacific Rim.

               All of the Funds may invest in American Depository Receipts
               (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

               Certain Funds, particularly the NACM Global and NACM International Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained


34  PIMCO Funds: Multi-Manager Series
               in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Each of the Funds may invest in securities of issuers based in
Market         or that trade principally in countries with developing (or
Securities     "emerging market") economies. The NACM Pacific Rim Fund may invest a significant portion of its assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
               significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. The NACM Global and NACM International Funds may each invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The NACM Global, NACM International and NACM Pacific Rim Funds are particularly sensitive to this risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The NACM Global, NACM International and NACM Pacific Rim Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.


                                                                  Prospectus 35

               The NACM Global, NACM International and NACM Pacific Rim Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible    Each Fund may invest in convertible securities. Convertible
Securities     securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund may, to a limited extent, use a number of derivative instruments for risk management purposes (hedging) as part of its non-principal investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.


36  PIMCO Funds: Multi-Manager Series

               Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities, such as
Equity-Linked  participation notes, equity swaps and zero-strike options and
Securities     warrants. Equity-linked securities are privately issued
               securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign (non-U.S.) Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as participation notes, swap agreements and zero-strike warrants and options. See
               "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard and Poor's Ratings Services
Securities     ("S&P"). Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The
               Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." Each of the Funds may invest in these securities.
               Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities.
               These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend up to
Portfolio      30% of its total assets to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Global, NACM
               International and NACM Pacific Rim Funds, a Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the


                                                                  Prospectus 37
               right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
And Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.
               In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities
               (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     The Funds may invest up to 5% of their assets in securities of
in Other       other investment companies, such as closed-end management
Investment     investment companies, or in pooled accounts or other investment
Companies      vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover rates greater than 200%. The NACM
               Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.


38  PIMCO Funds: Multi-Manager Series

Changes in     The investment objective of each of the Funds described in this
Investment     Prospectus may be changed by the Board of Trustees without
Objectives     shareholder approval. Unless otherwise stated in the Statement
and Policies   of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-Sized  Risks" above and in this section, each of the Funds (except for
Funds          NACM Pacific Rim Fund) are newly formed and therefore have no performance history for investors to evaluate. Also, it is possible that the Funds, particularly the smaller-sized Funds, may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to total assets, except that for the NACM Pacific Rim Fund, references to assets in the first paragraph of the Fund Summaries for this fund refers to net assets plus borrowings made for investment purposes.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. Please see the
               Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


                                                                  Prospectus 39

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional and Administrative Class shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. For the NACM Pacific Rim Fund, the financial information shown below for periods prior to July 20, 2002 is that of the Nicholas-Applegate Pacific Rim Fund, the NACM Pacific Rim Fund's predecessor, which reorganized into the NACM Pacific Rim Fund on July 20, 2002. The NACM Pacific Rim Fund did not offer Administrative Class shares during the periods shown.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.



                                                             Net Realized/                    Dividends     Distributions
                             Net Asset Value                Unrealized Gain  Total Income        from          from Net
                              Beginning of   Net Investment    (Loss) on    from Investment Net Investment Realized Capital
                                 Period      Income (Loss)    Investments     Operations        Income          Gains
---------------------------------------------------------------------------------------------------------------------------
NACM Flex-Cap Value Fund
  Institutional Class
   07/19/2002 - 06/30/2003       $10.00          $ 0.11 (a)     $ 2.52 (a)      $ 2.63         $(0.05)         $ (0.17)
  Administrative Class
   07/19/2002 - 06/30/2003        10.00            0.08 (a)       2.52 (a)        2.60          (0.04)           (0.17)
NACM Global Fund
  Institutional Class
   07/19/2002 - 06/30/2003       $10.00          $(0.01)(a)     $ 1.80 (a)      $ 1.79         $(0.05)         $  0.00
  Administrative Class
   07/19/2002 - 06/30/2003        10.00           (0.03)(a)       1.80 (a)        1.77          (0.04)            0.00
NACM Growth Fund
  Institutional Class
   07/19/2002 - 06/30/2003       $10.00          $ 0.00 (a)     $ 1.25 (a)      $ 1.25          $ 0.00         $  0.00
  Administrative Class
   07/19/2002 - 06/30/2003        10.00           (0.02)(a)       1.25 (a)        1.23            0.00            0.00
NACM International Fund
  Institutional Class
   07/19/2002 - 06/30/2003       $10.00          $ 0.11 (a)     $ 0.36 (a)      $ 0.47         $(0.17)         $  0.00
  Administrative Class
   07/19/2002 - 06/30/2003        10.00            0.09 (a)       0.35 (a)        0.44          (0.16)            0.00
NACM Pacific Rim Fund
  Institutional Class
   06/30/2003                    $ 7.30          $ 0.04 (a)     $(1.03)(a)      $(0.99)         $ 0.00         $  0.00
   04/01/2002 - 06/30/2002         7.22            0.00 (i)       0.08            0.08            0.00            0.00
   03/31/2002                      6.93            0.05 (i)       0.24            0.29            0.00            0.00
   03/31/2001                     25.45           (0.08)(i)      (7.10)          (7.18)           0.00          (11.34)
   03/31/2000                     12.33           (0.11)(i)      16.15           16.04            0.00           (2.92)
   03/31/1999                     12.66           (0.07)(i)      (0.26)          (0.33)           0.00            0.00
NACM Value Fund
  Institutional Class
   07/19/2002 - 06/30/2003       $10.00          $ 0.16 (a)     $ 2.03 (a)      $ 2.19         $(0.08)         $ (0.09)
  Administrative Class
   07/19/2002 - 06/30/2003        10.00            0.13 (a)       2.03 (a)        2.16          (0.07)           (0.09)

--------
*  Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(c)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(d)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(e)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(f)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(g)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.25%.
(h)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.68%.
(i)Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.


40  PIMCO Funds: Multi-Manager Series

                                                                              Ratio of Net
                                                               Ratio of        Investment
                                                              Expenses to     Income (Loss)
      Total     Net Asset Value               Net Assets End  Average Net      to Average     Portfolio
  Distributions  End of Period  Total Return of Period (000s)   Assets         Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------
     $ (0.22)       $12.41          26.53%       $ 1,202         0.96%(b)(t)*      1.01%*        173%
       (0.21)        12.39          26.21             13         1.21(c)(u)*       0.76  *       173
     $ (0.05)       $11.74          17.96%       $ 1,121         1.10%(j)*        (0.08)%*       260%
       (0.04)        11.73          17.74             12         1.35(k)*         (0.33)  *      260
     $  0.00        $11.25          12.50%       $ 1,070         0.80%(l)*         0.02%*        167%
        0.00         11.23          12.30             11         1.05(m)*         (0.22) *       167
     $ (0.17)       $10.30           4.86%       $ 3,009         1.20%(n)*         1.19%*        157%
       (0.16)        10.28           4.55             10         1.45(o)*          0.94  *       157
     $  0.00        $ 6.31         (13.05)%      $ 5,592         1.46%(p)(q)       0.63%         264%
        0.00          7.30           1.11         11,575         1.44(d)*          0.00  *        66
        0.00          7.22           4.18         11,429         1.45(e)           0.70          390
      (11.34)         6.93         (36.44)         2,026         1.78(f)         (0.60)         1180
       (2.92)        25.45         136.92          3,821         1.62(g)         (0.55)          424
        0.00         12.33          (2.69)         1,099         1.57(h)         (0.67)          450
     $ (0.17)       $12.02          22.04%       $ 1,160         0.80%(r)*         1.50%*         84%
       (0.16)        12.00          21.72             12         1.05(s)*          1.25  *        84

--------
(j)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(k)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(l)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(m)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(n)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.62%.
(o)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.37%.
(p)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(q)Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(r)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.37%.
(s)If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.62%.
(t)Ratio of expenses to average net assets excluding trustees' expense is 0.95%.
(u)Ratio of expenses to average net assets excluding trustees' expense is 1.20%.


                                                                  Prospectus 41

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

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PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

               -----------------------------------------------------------------
               SUB-ADVISER

               Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, CA 92101

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

               -----------------------------------------------------------------
               TRANSFER AGENT

               Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

               -----------------------------------------------------------------

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
RCM Funds Prospectus


PIMCO Funds:
Multi-Manager
Series

November 1, 2003

Share Classes Institutional and Administrative

This Prospectus describes 6 mutual funds offered by PIMCO Funds: Multi-Manager Series. The Funds provide access to the professional investment advisory services offered by PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management" or the "Adviser") and its investment management affiliate, Dresdner RCM Global Investors LLC, which is the Sub-Adviser for the Funds. PIMCO Advisors Fund Management's and Dresdner RCM's institutional heritage is reflected in the RCM Funds offered in this Prospectus.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

               Table of Contents

Summary Information......................................................  3
Fund Summaries
   RCM Global Small-Cap Fund.............................................  4
   RCM Global Technology Fund............................................  6
   RCM International Growth Equity Fund..................................  8
   RCM Large-Cap Growth Fund............................................. 10
   RCM Mid-Cap Fund...................................................... 12
   RCM Tax-Managed Growth Fund........................................... 14
Summary of Principal Risks............................................... 16
Management of the Funds.................................................. 20
Investment Options -- Institutional Class and Administrative Class Shares 22
Purchases, Redemptions and Exchanges..................................... 23
How Fund Shares Are Priced............................................... 27
Fund Distributions....................................................... 28
Tax Consequences......................................................... 28
Characteristics and Risks of Securities and Investment Techniques........ 29
Financial Highlights..................................................... 36


2   PIMCO Funds: Multi-Manager Series

               Summary Information


               The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

                                                                                      Approximate Approximate
                                                                                      Number of   Capitalization
              Fund Name                Investment Objective Main Investments          Holdings    Range
--------------------------------------------------------------------------------------------------------------------------
Domestic      RCM Large-Cap Growth     Long-term capital    Large capitalization      45-85       At least $3 billion
Funds                                  appreciation         equity securities
              ------------------------------------------------------------------------------------------------------------
              RCM Mid-Cap              Long-term capital    Small to medium           85-125      Same as the Russell Mid-
                                       appreciation         capitalization equity                 Cap Growth Index
                                                            securities
              ------------------------------------------------------------------------------------------------------------
              RCM Tax-Managed          After-tax growth of  A broadly diversified     25-65       All capitalizations
              Growth                   capital              portfolio of equity
                                                            securities of U.S.
                                                            issuers
--------------------------------------------------------------------------------------------------------------------------
Global Funds  RCM Global Small-Cap     Long-term capital    Equity securities of      55-95       Same as the MSCI World
                                       appreciation         issuers located in at                 Small-Cap Index
                                                            least three different
                                                            countries
              ------------------------------------------------------------------------------------------------------------
              RCM Global Technology    Long-term capital    Equity securities of      65-105      At least $500 million
                                       appreciation         technology-related
                                                            issuers located in at
                                                            least three different
                                                            countries
--------------------------------------------------------------------------------------------------------------------------
International RCM International Growth Long-term capital    Equity securities of      75-115      All capitalizations
Funds         Equity                   appreciation         issuers located in at
                                                            least ten different
                                                            countries
--------------------------------------------------------------------------------------------------------------------------

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All   It is possible to lose money on investments in the Funds.  The
Funds          fact that a Fund had good performance in the past is no
               assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance
               Corporation or any other government agency.

               Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See "Characteristics and Risks of Securities and Investment Techniques--Percentage Investment Limitations" for more information about these limitations.


                                                                  Prospectus 3

               PIMCO RCM Global Small-Cap Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                               Approximate Capitalization Range
and Strategies        Seeks long-term capital Smaller capitalization equity securities Same as the MSCI World Small-Cap
                      appreciation                                                     Index
                                              Approximate Number of Holdings
                                              55-95                                    Dividend Frequency
                                                                                       At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of September 30, 2003 would permit the Fund to maintain a weighted-average market capitalization ranging from $555 million to $2.22 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Derivatives Risk                    .Focused Investment Risk
..Issuer Risk             .Sector Specific Risk                .Leveraging Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Turnover Risk
..Smaller Company Risk    .Emerging Markets Risk               .Credit Risk
..Liquidity Risk          .Currency Risk                       .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


4   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
               Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual
               Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM
               Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                                -----------------------
                                    [CHART]        1/1/03-9/30/03                24.28%

1997    1998    1999    2000    2001     2002      Highest and Lowest Quarter Returns
----    ----    ----    ----    ----    ------     (for periods shown in the bar chart)
25.48% 19.29% 104.63% -13.88%  -25.05%  -17.39%                 -----------------------
        Calendar Year End (through 12/31)          Highest (4th Qtr. '99)        64.80%
                                                                -----------------------
                                                   Lowest (3rd Qtr. '01)        -26.36%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                              Fund inception
                                              1 Year  5 Years (12/31/96)/(4)/
   --------------------------------------------------------------------------
   Institutional
    Class -- Before
    Taxes/(1)/                                -17.39%  5.41%  8.52%
   --------------------------------------------------------------------------
   Institutional
    Class -- After
    Taxes on
    Distributions
    Distributions/(1)/                        -17.39%  3.94%  6.41%
   --------------------------------------------------------------------------
   Institutional
    Class -- After
    Taxes on
    Distributions and
    Sale of Fund
    Shares/(1)/                               -10.68%  4.11%  6.29%
   --------------------------------------------------------------------------
   MSCI World
    Small-Cap
    Index/(2)/                                -15.69%  0.92%  0.26%
   --------------------------------------------------------------------------
   Lipper Global Small Cap Funds Average/(3)/ -19.07% -0.52%  0.83%
   --------------------------------------------------------------------------
   (1)After-tax returns are estimated using the
      highest historical individual federal marginal
      income tax rates and do not reflect the impact
      of state and local taxes. Actual after-tax
      returns depend on an investor's tax situation
      and may differ from those shown. After-tax
      returns are not relevant to investors who hold
      Fund shares through tax-deferred arrangements
      such as 401(k) plans or individual retirement
      accounts. In some cases the return after taxes
      may exceed the return before taxes due to an
      assumed tax benefit from any losses on a sale of
      Fund shares at the end of the measurement period.
   (2)The Morgan Stanley Capital International World
      Small-Cap Index ("MSCI-WSCI") is a widely
      recognized, unmanaged, market capitalization
      weighted index composed of securities
      representative of the market structure of
      developed market countries in North America,
      Europe and the Asia/Pacific region. It is not
      possible to invest directly in the index.
   (3)The Lipper Global Small Cap Funds Average is a
      total return performance average of funds
      tracked by Lipper, Inc. that invest at least 25%
      of their portfolio in securities with primary
      trading markets outside the United States, and
      that limits at least 65% of their investments to
      companies with market capitalizations less than
      U.S. $1 billion at the time of purchase. It does
      not take into account sales charges.
   (4)The Fund began operations on 12/31/96. Index
      comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class shares of the Fund:
of the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See
  "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
                                           Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              1.00%      None             0.41%         1.41%
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.40% Administrative Fee and 0.01% in trustees' expenses paid by the class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                           Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $144       $446             $771          $1,691
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 5

               PIMCO RCM Global Technology Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                             Approximate Capitalization Range
and Strategies        Seeks long-term capital Equity securities of U.S. and non-U.S. At least $500 million
                      appreciation            technology-related companies
                                                                                     Dividend Frequency
                                              Approximate Number of Holdings         At least annually
                                              65-105

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies in the technology industry. The Fund normally invests in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

               The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Goldman Sachs Technology Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Sector Specific Risk                .Focused Investment Risk
..Issuer Risk             .Technology Related Risk             .Leveraging Risk
..Growth Securities Risk  .IPO Risk                            .Turnover Risk
..Smaller Company Risk    .Foreign (non-U.S.) Investment Risk  .Credit Risk
..Liquidity Risk          .Emerging Markets Risk               .Management Risk
..Derivatives Risk        .Currency Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
               Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total
               Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM
               Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The Fund's total expenses are expected to be higher than the DRCM Fund's historical expenses. If the DCRM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The Fund does not currently offer Administrative Class shares. The performance for the year 1999 benefited to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class      More Recent Return Information
                                                                     -----------------------
                                    [CHART]             1/1/03-9/30/03                36.27%

1996    1997    1998    1999     2000    2001    2002   Highest and Lowest Quarter Returns
----    ----    ----    ----     ----    ----   ------  (for periods shown in the bar chart)
26.41% 27.08%  61.05%  182.95% -14.33% -39.31%  -40.37%              -----------------------
        Calendar Year End (through 12/31)               Highest (4th Qtr. '99)        82.82%
                                                                     -----------------------
                                                        Lowest (4th Qtr. '00)        -34.45%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                             Fund inception
                                                             1 Year  5 Years (12/27/95)/(4)/
--------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                     -40.37% 7.16%   12.46%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/     -40.37% 6.77%   11.24%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions
 and Sale of Fund Shares/(1)/                                -24.79% 5.93%   10.01%
--------------------------------------------------------------------------------------------
Goldman Sachs Technology Index/(2)/                          -40.38% -3.41%   5.07%
--------------------------------------------------------------------------------------------
Lipper Science & Technology Fund Average/(3)/                -42.36% -2.52%   1.24%
--------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
   After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(3)The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See
  "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
                                           Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.95%      None             0.41%         1.36%
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.40% Administrative Fee and 0.01% in trustees' expense paid by the class during the most recent fiscal year.
Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
                                           Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $138       $431             $745          $1,635
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 7

               PIMCO RCM International Growth Equity Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term capital Equity securities of           All capitalizations
                      appreciation            companies worldwide
                                                                             Dividend Frequency
                                              Approximate Number of Holdings At least annually
                                              75-115

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

               In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI EAFE Index and the MSCI ACWI Ex-U.S. Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

               In addition to traditional research activities, the portfolio management team uses Grassroots/SM/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Derivatives Risk                    .Focused Investment Risk
..Issuer Risk             .Sector Specific Risk                .Leveraging Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Turnover Risk
..Smaller Company Risk    .Emerging Markets Risk               .Credit Risk
..Liquidity Risk          .Currency Risk                       .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.


8   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
               Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual
               Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on May 22, 1995.
               The information provides some indication of the risks of investing in the Fund showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. The Fund's Administrative Class shares were not outstanding for a full calendar year during the time periods shown. Performance information shown in the Average
               Annual Total Returns table for the Administrative Class shares is based on the performance of the DRCM Fund's Institutional
               Class shares, adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative
               Class shares.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns -- Institutional Class               More Recent Return Information
                                                                 -----------------------
                                    [CHART]                      1/1/03-9/30/03                 9.06%

1995    1996    1997    1998    1999    2000     2001     2002   Highest and Lowest Quarter Returns
----    ----    ----    ----    ----    ----     ----    ------  (for periods shown in the bar chart)
17.98% 19.31%  17.93%  13.81%  60.66%  -26.76%  -31.96%  -22.65% -----------------------
                                                                 Highest (4th Qtr. '99)        41.32%
        Calendar Year End (through 12/31)                        -----------------------
                                                                 Lowest (1st Qtr. '01)        -18.43%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                           Fund inception
                                                         1 Year   5 Years  (5/22/95)/(5)/
-----------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                  -22.65%   -6.76%   1.66%
-----------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/  -22.92%   -8.36%  -0.30%
-----------------------------------------------------------------------------------------
Institutional Class -- After
 Taxes on Distributions and
 Sale of Fund Shares/(1)/                                 -13.91%   -5.01%   1.28%
-----------------------------------------------------------------------------------------
Administrative Class                                      -23.20%   -7.08%   1.35%
-----------------------------------------------------------------------------------------
MSCI-EAFE Index/(2)/                                      -15.64%   -2.61%   0.15%
-----------------------------------------------------------------------------------------
MSCI-ACWI Ex-U.S. Index/(3)/                              -14.68%   -2.66%   0.10%
-----------------------------------------------------------------------------------------
Lipper International Funds Average/(4)/                   -16.38%   -2.48%   1.52%
-----------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest
   historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not
   relevant to investors who hold Fund shares through
   tax-deferred arrangements such as 401(k) plans or
   individual retirement accounts. In some cases the return
   after taxes may exceed the return before taxes due to an
   assumed tax benefit from any losses on a sale of Fund
   shares at the end of the measurement period. After-tax
   returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)The Morgan Stanley Capital International Europe Australasia
   Far East ("MCSI-EAFE") Index is a widely recognized,
   unmanaged index of issuers located in the countries of
   Europe, Australia and the Far East. It is not possible to
   invest directly in the index.
(3)The Morgan Stanley All Country World Free ("MCSI-ACWI")
   Ex-U.S. Index is a widely recognized, unmanaged index of
   issuers located in countries throughout the world,
   representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.
(4)The Lipper International Funds Average is a total return
   performance average of funds tracked by Lipper, Inc. that
   invest their assets in securities with primary trading
   markets outside of the United States. It does not take into account sales charges.
(5)The Fund began operations on 5/22/95. Index comparisons
   begin on 5/31/95.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)              None
Redemption Fee (as a percentage of exchange price or amount redeemed)   2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption
  Fees are paid to and retained by the Fund and are not sales charges (loads). See
  "Purchases, Redemptions and Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.50%      None             0.59%         1.09%
---------------------------------------------------------------------------------------------------
Administrative                             0.50       0.25%            0.61          1.36
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.50% Administrative Fee and 0.09% in trustees' and interest expense paid by Institutional Class shares during the most recent fiscal year and a 0.50%
   Administrative Fee and 0.11% in trustees' and interest expense paid by Administrative
   Class shares during the most recent fiscal year.
Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.
Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $111       $347             $601          $1,329
---------------------------------------------------------------------------------------------------
Administrative                              138        431              745           1,635
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 9

               PIMCO RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                     Approximate Capitalization Range
and Strategies        Seeks long-term capital Larger capitalization equity   At least $3 billion
                      appreciation            securities

                                              Approximate Number of Holdings Dividend Frequency
                                              45-85                          At least annually

               The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Sector Specific Risk                .Emerging Markets Risk
..Issuer Risk             .Foreign (non-U.S.) Investment Risk  .Credit Risk
..Growth Securities Risk  .Currency Risk                       .Management Risk
..Liquidity Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
               Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual
               Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. The Fund's
               Administrative Class shares were not outstanding for a full calendar year during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on the performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


10  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class      More Recent Return Information
                                                        -----------------------
                            [CHART]                     1/1/03-9/30/03                 6.31%

 1997     1998     1999      2000      2001      2002   Highest and Lowest Quarter Returns
-------  -------  -------   -------   -------   ------- (for periods shown in the bar chart)
31.99%   44.11%   44.84%    -8.37%    -21.99%   -22.94% -----------------------
                                                        Highest (4th Qtr. '98)        29.25%
                                                        -----------------------
        Calendar Year End (through 12/31)               Lowest (1st Qtr. '01)        -19.06%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                             Fund inception
                                                             1 Year  5 Years (12/31/96)/(4)/
--------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                     -22.94%  2.83%  7.20%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/     -23.06%  1.02%  5.26%
--------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                    -14.08%  2.37%  5.81%
--------------------------------------------------------------------------------------------
Administrative Class                                         -23.11%  2.58%  6.94%
--------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                           -22.10% -0.59%  4.40%
--------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/                   -27.90% -2.81%  1.04%
--------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
    Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
    After-tax returns for Administrative Class shares will vary.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.45%      None             0.30%         0.75%
---------------------------------------------------------------------------------------------------
Administrative                             0.45       0.25%            0.30          1.00
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee paid by each class.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $ 77       $240             $417          $  930
---------------------------------------------------------------------------------------------------
Administrative                              102        318              552           1,225
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 11

               PIMCO RCM Mid-Cap Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective    Fund Focus                            Approximate Capitalization Range
and Strategies        Seeks long-term capital Small to medium capitalization equity Russell Mid-Cap Growth Index
                      appreciation            securities
                                                                                    Dividend Frequency
                                              Approximate Number of Holdings        At least annually
                                              85-125

               The Fund seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses Grassroots/(SM)/ Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return are:

 .Market Risk             .Liquidity Risk                      .Currency Risk
 .Issuer Risk             .Sector Specific Risk                .Turnover Risk
 .Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Credit Risk
 .Smaller Company Risk    .Emerging Markets Risk               .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc., (the
               "DRCM Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February
               2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on November 6, 1979. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. The Fund's Administrative Class shares were not outstanding for a full calendar year during the time periods shown. Performance information shown in the Average Annual Total
               Returns table for the Administrative Class shares is based on the performance of the DRCM Fund's Institutional Class shares, adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


12  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class                              More Recent Return Information
                                                                                             -----------------------
                                       [CHART]                                  1/1/03-9/30/03                10.19%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002   Highest and Lowest Quarter Returns
 ----    ----    ----    ----    ----    ----    ----    ----    ----    -----  (for periods shown in the bar chart)
10.72%   0.76%  34.53%  19.07%  17.50%  15.06%  60.16%   1.22%  -24.62% -26.29%              -----------------------
                                                                                Highest (4th Qtr. '99)        42.23%
        Calendar Year End (through 12/31)                                                    -----------------------
                                                                                Lowest (4th Qtr. '00)        -25.04%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                      Fund Inception
                                                             1 Year  5 Years 10 Years (11/6/79)/(4)/
----------------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                     -26.29%  0.72%  8.08%    15.44%
----------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/     -26.29% -5.72%  0.90%     9.68%
----------------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and
 Sale of Fund Shares/(1)/                                    -16.15% -0.30%  4.50%    11.10%
----------------------------------------------------------------------------------------------------
Administrative Class                                         -26.71%  0.41%  7.78%    15.14%
----------------------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index/(2)/                            -27.40% -1.82%  6.71%    12.65%
----------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average/(3)/                     -28.52% -1.48%  6.22%    10.41%
----------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k)
   plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
   After-tax returns for Administrative Class shares will vary.
(2)The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those
   Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values.
   The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(3)The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the index comparisons represent the return of the Russell Mid-Cap Index.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class or Administrative Class shares
the Fund       of the Fund:

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%*

* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
Share Class                                Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.47%      None             0.31%         0.78%
---------------------------------------------------------------------------------------------------
Administrative                             0.47       0.25%            0.32          1.04
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee and 0.01% in trustees expenses paid by
   Institutional Class shares during the most recent fiscal year and a 0.30% Administrative
   Fee and 0.02% in trustees' expenses paid by Administrative Class shares during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $ 80       $249             $433          $  966
---------------------------------------------------------------------------------------------------
Administrative                              106        331              574           1,271
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 13

               PIMCO RCM Tax-Managed Growth Fund

--------------------------------------------------------------------------------

Principal Investments Investment Objective              Fund Focus                          Approximate Capitalization Range
and Strategies        Seeks after-tax growth of capital Equity securities of U.S. companies All capitalizations

                                                        Approximate Number of Holdings      Dividend Frequency
                                                        25-65                               At least annually

               The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               To maximize after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

               In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities (though generally the Fund will not invest more than 10% of its assets in such securities). This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal      Among the principal risks of investing in the Fund, which could
Risks          adversely affect its net asset value, yield and total return, are:

..Market Risk             .Liquidity Risk                      .Currency Risk
..Issuer Risk             .Derivatives Risk                    .Sector Specific Risk
..Growth Securities Risk  .Foreign (non-U.S.) Investment Risk  .Leveraging Risk
..Smaller Company Risk    .Emerging Markets Risk               .Management Risk

               Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance    The Fund reorganized on February 1, 2002 when shares of a
Information    corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
               Fund") reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual
               Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

               The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The Fund does not currently offer Administrative Class shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


14  PIMCO Funds: Multi-Manager Series

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                                -----------------------
                                    [CHART]        1/1/03-9/30/03                 6.71%

  1999     2000     2001     2002                  Highest and Lowest Quarter Returns
-------  -------  -------  -------                 (for periods shown in the bar chart)
52.44%   -8.07%   -21.63%  -18.43%                              -----------------------
                                                   Highest (4th Qtr. '99)        31.98%
                                                                -----------------------
        Calendar Year End (through 12/31)          Lowest (1st Qtr. '01)        -18.29%

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                               Fund
                                                                               inception
                                                                       1 Year  (12/30/98)/(4)/
----------------------------------------------------------------------------------------------
Institutional Class -- Before Taxes/(1)/                               -18.43%  -2.71%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions/(1)/               -18.43%  -2.87%
----------------------------------------------------------------------------------------------
Institutional Class -- After Taxes on Distributions and Sale of Fund
 Shares/(1)/                                                           -11.31%  -2.20%
----------------------------------------------------------------------------------------------
S&P 500 Index/(2)/                                                     -22.10%  -6.78%
----------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average/(3)/                             -27.90% -10.43%
----------------------------------------------------------------------------------------------
(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap
    400 Index. It does not take into account sales charges.
(4) The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses of    buy and hold Institutional Class shares of the Fund:
the Fund

Shareholder Fees (fees paid directly from your investment)             None
Redemption Fee (as a percentage of exchange price or amount redeemed)  2.00%
* The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges--Redemption Fees."
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                                                      Distribution                   Total Annual
                                           Advisory   and/or Service   Other         Fund Operating
                                           Fees       (12b-1) Fees     Expenses/(1)/ Expenses
---------------------------------------------------------------------------------------------------
Institutional                              0.60%      None             0.31%         0.91%
---------------------------------------------------------------------------------------------------
(1)Other Expenses reflects a 0.30% Administrative Fee and 0.01% in trustees' expenses paid by the class during the most recent fiscal year.

Examples. The Examples below are intended to help you compare the cost of investing in
Institutional Class shares of the Fund with the costs of investing in other mutual funds.
The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                           Year 1     Year 3           Year 5        Year 10
---------------------------------------------------------------------------------------------------
Institutional                              $93        $290             $504          $1,120
---------------------------------------------------------------------------------------------------


                                                                  Prospectus 15

               Summary of Principal Risks
               The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.
               The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk    The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Growth         The Funds may place particular emphasis on equity securities of
Securities     companies that its portfolio management team or portfolio
Risk           manager believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The RCM Global Small-Cap Fund, in particular, and the RCM Global Technology, RCM Tax-Managed
               Growth and RCM International Growth Equity Funds generally have substantial exposure to this risk. The RCM Mid-Cap Fund also has significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk The Funds, particularly the RCM Global Technology Fund, may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity      All of the Funds are subject to liquidity risk. Liquidity risk
Risk           exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


16  PIMCO Funds: Multi-Manager Series

Derivatives    All of the Funds except the RCM Mid-Cap Fund may use
Risk           derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment
               Objectives and Policies" in the Statement of Additional
               Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A
               Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector         In addition to other risks, Funds that invest a substantial
Specific       portion of their assets in related industries (or "sectors") may
Risks          have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

               Financial Sector Related Risk. Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on that Fund than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.

               Healthcare Related Risk. Certain of the Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

               Technology Related Risk. Because the RCM Global Technology Fund concentrates its investments in the technology industry, it is subject to risks particularly affecting that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds such as the RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds, may also be subject to these risks to the extent they invest a substantial portion of their assets in technology or technology-related companies.

               The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign        A Fund that invests in foreign securities, and particularly the
(non-U.S.)     RCM Global Small-Cap, RCM Global Technology and RCM
Investment     International Growth Equity Funds, may experience more rapid and
Risk           extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The RCM Large-Cap Growth, RCM Tax-Managed
               Growth and RCM Mid-Cap Funds may invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM Global Small-Cap, RCM Global
               Technology or RCM International Growth Equity Fund, invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South
               America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Specifically, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries.
               Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.


                                                                  Prospectus 17

               EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging       Foreign investment risk may be particularly high to the extent
Markets Risk   that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The
               RCM Global Small-Cap, RCM Global Technology, RCM International
               Growth Equity and RCM Large-Cap Growth Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency Risk  Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies or regions increases risk.
Risk           Funds, such as the RCM Global Technology and RCM International
               Growth Equity Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
               Some of those issuers also may present substantial credit or other risks. The RCM Global Small-Cap Fund may be subject to increased risk to the extent that it focuses its investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM
               Global Technology Fund is vulnerable to events affecting technology companies because this Fund normally "concentrates" its investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging     Leverage, including borrowing, will cause the value of a Fund's
Risk           shares to be more volatile than if the Fund did not use
               leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage.
               The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   To the extent that Funds purchase fixed income securities such
Risk           as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

               Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.



18  PIMCO Funds: Multi-Manager Series

Turnover Risk  A change in the securities held by a Fund is known as "portfolio turnover." Certain of the Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit Risk    All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield     Funds that invest in high yield securities and unrated
Risk           securities of similar quality (commonly known as "junk bonds")
               may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities.
               These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management     Each Fund is subject to management risk because it is an
Risk           actively managed investment portfolio. The Adviser, the
               Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


                                                                  Prospectus 19

               Management of the Funds
Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained its investment management affiliate (the "Sub-Adviser"), Dresdner RCM Global Investors LLC ("Dresdner RCM"), to manage each Fund's investments. The Adviser has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees  Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               The Funds were reorganized on February 1, 2002 and commenced paying advisory fees to the Adviser as of such date. The Funds pay monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

               Fund                                 Advisory Fees
               --------------------------------------------------
               RCM Large-Cap Growth Fund                0.45%
               RCM Mid-Cap Fund                         0.47%
               RCM International Growth Equity Fund     0.50%
               RCM Tax-Managed Growth Fund              0.60%
               RCM Global Technology Fund               0.95%
               RCM Global Small-Cap Fund                1.00%

               Each Fund pays for the administrative services it requires under Administrative a fee structure which is essentially fixed. Institutional and
Fees Administrative Class shareholders of each Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors Fund Management monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

Fund                                                               Administrative Fees
--------------------------------------------------------------------------------------
RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds        0.30%
RCM Global Small-Cap and RCM Global Technology Funds                      0.40%
RCM International Growth Equity Fund                                      0.50%


20  PIMCO Funds: Multi-Manager Series

Sub-Adviser    The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, subject to the general supervision of the Adviser and the Board of Trustees.

               Dresdner RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC, Dresdner RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of ADAM of America. Dresdner RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. Dresdner RCM provides advisory services to mutual funds and institutional accounts. As of September 30, 2003, Dresdner RCM had approximately $30.8 billion in assets under management.

               Each of the Funds (with the exception of the RCM Global Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds. Information about some of the investment professionals comprising the investment team is located in the SAI under "Other Information."

               The Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

               The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

               The Mid-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

               The Small-Cap Equity Portfolio Management Team and the Global Equity Portfolio Management Team are primarily responsible for the day-to-day management of the RCM Global Small-Cap Fund.

               The International Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund.

               The RCM Global Technology Fund is managed by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM since 1974, and other members of Dresdner RCM's Technology Research Team.

Adviser/Sub-   Shareholders of each Fund have approved a proposal permitting
Adviser        the Adviser to enter into new or amended sub-advisory agreements
Relationship   with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by ADAM of America.
               Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.


                                                                  Prospectus 21

               Investment Options --
               Institutional Class and Administrative Class Shares

               The Trust offers investors Institutional Class and
               Administrative Class shares of the Funds in this Prospectus.

               The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds) may apply to shares that are redeemed or exchanged within 60 days of acquisition. See "Purchases, Redemptions and Exchanges--Redemption Fees" below.

               Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

               . Service and Distribution (12b-1) Fees--Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

               In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

               . Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


22  PIMCO Funds: Multi-Manager Series

               Purchases, Redemptions and Exchanges

Purchasing     Investors may purchase Institutional Class and Administrative
Shares         Class shares of the Funds at the relevant net asset value
               ("NAV") of that class without a sales charge or other fee.

               Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

               Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

               Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

               . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Adviser, the Fund's sub-administrator, Pacific Investment Management Company, or to clients of the sub-advisers to the Trust's Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

               The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

               . Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, Boston Financial Data Services-Midwest (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

               . Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

               Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services-Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

               An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.


                                                                  Prospectus 23

               . Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

               . Other Purchase Information. Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

               The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

               An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

               Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

               Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

               . Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

               . Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% (1.00% until the close of business on February 6, 2004 for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund's Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.


24  PIMCO Funds: Multi-Manager Series

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Redemption Fee is also waived for transactions by the PIMCO Asset Allocation Fund. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming      . Redemptions by Mail. An investor may redeem (sell)
Shares         Institutional Class and Administrative Class shares by
               submitting a written request to PIMCO Funds at 840 Newport
               Center Drive, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client
               Registration Application that are required to effect a redemption.

               . Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

               In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

               Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

               Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

               . Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

               Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds) of the NAV of the shares redeemed. See "Redemption Fees" above.

               Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.


                                                                  Prospectus 25

               For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

               Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

               The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

               Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange       Except as provided below or in the applicable Funds' or series
Privilege      prospectus(es), an investor may exchange Institutional Class or
               Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

               Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004 for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds) of the NAV of the shares exchanged. See "Redemption Fees" above. Similarly, unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of a Fund for the same class of shares of the PIMCO PPA Tax-Efficient Structured Emerging Markets Fund, another series of the Trust, will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of that Fund acquired in connection with the exchange.

               An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions investors may make. An investor makes a "round trip" transaction when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.


26  PIMCO Funds: Multi-Manager Series

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

                 1. Name.

                 2. Date of birth (for individuals).

                 3. Residential or business street address.

                 4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request        To reduce expenses, it is intended that only one copy of the
for Multiple   Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               How Fund Shares Are Priced

               The net asset value ("NAV") of a Fund's Institutional and Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap Securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reputed sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

               Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

               Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction


                                                                  Prospectus 27
               pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

               Fund Distributions

               Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

               Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

               Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

               For further information on distribution options, please contact the Trust at 1-800-927-4648.

               Tax Consequences

               . Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

               Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

               . Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

               . A Note on the RCM Tax-Managed Growth Fund. The RCM Tax-Managed Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

               . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the


28  PIMCO Funds: Multi-Manager Series
               timing or amount of the Fund's distributions. Shareholders of the RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

               . Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Funds, the Funds may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

               Fund dividends representing distributions of interest income and net short term capital gains derived from the Funds' debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

               Characteristics and Risks of Securities and Investment Techniques

               This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the portfolio management teams and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income   Fixed income securities are obligations of the issuer to make
Securities     payments of principal and/or interest on future dates, and
and            include corporate and government bonds, notes, certificates of
Defensive      deposit, commercial paper, convertible securities and
Strategies     mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer
               "durations" (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

               Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               Under normal market conditions, the RCM Funds will invest primarily in equity securities. In addition, the RCM Large-Cap Growth, RCM Tax-Managed Growth, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may invest up to 20% of their total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM


                                                                  Prospectus 29

               Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. There is no limit on the average maturity of the debt securities in the RCM Funds' portfolios. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities, which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies      Each of the Funds may invest in securities of companies with
With Smaller   market capitalizations that are small compared to other publicly
Market         traded companies. The RCM Global Small-Cap Fund, in particular,
Capitalizationsgenerally invests primarily in smaller companies and are especially sensitive to the risks described below. In addition, the RCM Global Technology, RCM Tax-Managed Growth and RCM
               International Growth Equity Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to these risks because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

               Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

               Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial        The Funds, particularly the RCM Global Technology Fund, may
Public         purchase securities in initial public offerings (IPOs). These
Offerings      securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion
               (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign        The Funds invest in the following types of foreign equity and
(non-U.S.)     equity-linked securities (together, "foreign securities"):
Securities     securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet a Fund's investment criteria.
               The Funds also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.


30  PIMCO Funds: Multi-Manager Series

               All of the Funds may invest in American Depository Receipts
               (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

               Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging       Each of the Funds that may invest in foreign securities may
Market         invest in securities of issuers based in or that trade
Securities     principally in countries with developing (or "emerging market")
               economies. The RCM Global Small-Cap, RCM Global Technology, RCM
               International Growth Equity and RCM Large-Cap Growth Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

               Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Special Risks of Investing in Russian and Other Eastern European Securities. Each of the RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign        A Fund that invests directly in foreign currencies or in
Currencies     securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Global
               Small-Cap, RCM Global Technology and RCM International Growth
               Equity Funds are particularly sensitive to this risk.

               Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in


                                                                  Prospectus 31
               interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

               Foreign Currency Transactions. The RCM Tax-Managed Growth, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

               The RCM Tax-Managed Growth, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate      Each Fund may invest in corporate debt securities. Corporate
Debt           debt securities are subject to the risk of the issuer's
Securities     inability to meet principal and interest payments on the
               obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
               When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible    Each Fund may invest in convertible securities. Convertible
Securities     securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives    Each Fund (except the RCM Mid-Cap Fund) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies.
               A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

               Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call


32  PIMCO Funds: Multi-Manager Series
               and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

               A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

               Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

               The Funds may invest in equity-linked securities. Equity-linked
Equity-Linked  securities are privately issued securities whose investment
Securities     results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
               "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.


                                                                  Prospectus 33

Credit         The Funds may invest in securities based on their credit ratings
Ratings and    assigned by rating agencies such as Moody's Investors Service,
Unrated        Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Securities     Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.
               Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

               A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High Yield     Securities rated lower than Baa by Moody's or lower than BBB by
Securities     S&P are sometimes referred to as "high yield securities" or
               "junk bonds." The Funds may invest in these securities.
               Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of       For the purpose of achieving income, each Fund may lend its
Portfolio      portfolio securities to brokers, dealers, and other financial
Securities     institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
               "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales    Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued,   Each Fund may purchase securities which it is eligible to
Delayed        purchase on a when-issued basis, may purchase and sell such
Delivery and   securities for delayed delivery and may make contracts to
Forward        purchase such securities for a fixed price at a future date
Commitment     beyond normal settlement time (forward commitments). When-issued
Transactions   transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value.
               Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase     Each Fund may enter into repurchase agreements, in which the
Agreements     Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse        Each Fund may enter into reverse repurchase agreements, subject
Repurchase     to the Fund's limitations on borrowings. A reverse repurchase
Agreements     agreement involves the sale of a security by a Fund and its
and Other      agreement to repurchase the instrument at a specified time and
Borrowings     price, and may be considered a form of borrowing for some
               purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional


34  PIMCO Funds: Multi-Manager Series

               Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short- term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid       Each Fund may invest in securities that are illiquid so long as
Securities     not more than 15% (10% in the case of the RCM International
               Growth Equity Fund and 5% for the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
               However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment     The Funds may invest in securities of other investment
in Other       companies, such as closed-end management investment companies
Investment     and exchange traded funds, or in pooled accounts or other
Companies      investment vehicles which invest in foreign markets. As a
               shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio      The length of time a Fund has held a particular security is not
Turnover       generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover."
               Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Changes in     Each Fund's investment objective is a fundamental policy that
Investment     may not be changed without shareholder approval. In addition, it
Objectives     is a fundamental policy that may not be changed without
and Policies   shareholder approval that the RCM Global Small Cap and RCM
               Global Technology Funds must all invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and        In addition to the risks described under "Summary of Principal
Smaller-Sized  Risks" above and in this section, several of the Funds are newly
Funds          formed and therefore have limited performance history for
               investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
               Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage     Unless otherwise stated, all percentage limitations on Fund
Investment     investments listed in this Prospectus will apply at the time of
Limitations    investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. References to assets in the percentage limitations on the Funds' investments refer to net assets plus borrowings made for investment purposes, except with respect to the principal investment objective of the RCM Tax Managed Growth
               Fund. References to assets in the first paragraph of the Fund
               Summary for the RCM Tax Managed Growth Fund refer to total assets.

Other          The Funds may invest in other types of securities and use a
Investments    variety of investment techniques and strategies which are not
and            described in this Prospectus. These securities and techniques
Techniques     may subject the Funds to additional risks. In addition, the
               Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner RCM Global Investors LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.


                                                                  Prospectus 35

Financial Highlights
The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The financial information shown below for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Fund on February 1, 2002. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are available without charge upon request from the Distributor and incorporated by reference into the SAI.



                                                            Net Realized and    Total from Distributions from Distributions from
    Fiscal Year or       Net Asset Value   Net Investment    Unrealized Gain    Investment   Net Investment   Net Realized Gain
     Period Ended      Beginning of Period Income (Loss)  (Loss) on Investments Operations       Income         on Investments
--------------------------------------------------------------------------------------------------------------------------------
RCM Large-Cap Growth Fund
Institutional Class
 06/30/03                    $10.95            $ 0.06(a)         $ (0.02)(a)     $  0.04         $(0.03)            $ 0.00
 06/30/02                     14.18              0.04(a)           (3.25)(a)       (3.21)         (0.02)              0.00
 1/1/01-6/30/01               16.89              0.01(a)           (2.72)(a)       (2.71)          0.00               0.00
 12/31/00                     19.07             (0.02)(a)          (1.55)(a)       (1.57)          0.00              (0.61)
 12/31/99                     16.14             (0.05)(a)           6.95(a)         6.90           0.00              (3.97)
 12/31/98                     12.53             (0.02)(a)           5.51(a)         5.49          (0.01)             (1.87)
Administrative Class
 06/30/03                     10.94              0.04(a)           (0.01)(a)        0.03          (0.03)              0.00
 02/05/2002-06/30/2002        12.30              0.00(a)           (1.36)(a)       (1.36)          0.00               0.00
RCM Tax-Managed Growth Fund
Institutional Class
 06/30/03                    $ 9.45            $ 0.03(a)         $  0.02(a)      $  0.05         $ 0.00             $ 0.00
 06/30/02                     11.81             (0.01)(a)          (2.35)(a)       (2.36)          0.00               0.00
 1/1/01-6/30/01               13.78             (0.02)(a)          (2.13)(a)       (2.15)          0.00               0.00
 12/31/00                     14.99             (0.09)(a)          (1.12)(a)       (1.21)          0.00               0.00
 12/31/99                     10.00             (0.06)(a)           5.28(a)         5.22           0.00              (0.23)
 12/30/98-12/31/98            10.00              0.00(a)            0.00(a)         0.00           0.00               0.00
RCM Mid-Cap Fund
Institutional Class
 06/30/03                    $ 2.01            $(0.01)(a)        $  0.09(a)      $  0.08         $ 0.00             $ 0.00
 06/30/02                      2.78             (0.01)(a)          (0.76)(a)       (0.77)          0.00               0.00
 1/1/01-6/30/01                3.33              0.00(a)           (0.55)(a)       (0.55)          0.00               0.00
 12/31/00                      8.02             (0.04)(a)           0.20(a)         0.16           0.00              (4.85)
 12/31/99                      5.87             (0.01)(a)           3.42(a)         3.41           0.00              (1.26)
 12/31/98                      6.23              0.00(a)            0.81(a)         0.81           0.00              (1.17)
Administrative Class
 06/30/03                      2.00             (0.01)(a)           0.08(a)         0.07           0.00               0.00
 02/05/2002-06/30/2002         2.28             (0.01)(a)          (0.27)(a)       (0.28)          0.00               0.00
RCM Global Small-Cap Fund
Institutional Class
 06/30/03                    $13.27            $(0.06)(a)        $  0.41(a)      $  0.35         $ 0.00             $ 0.00
 06/30/02                     16.21             (0.13)(a)          (2.81)(a)       (2.94)          0.00               0.00
 1/1/01-6/30/01               18.63             (0.09)(a)          (2.33)(a)       (2.42)          0.00               0.00
 12/31/00                     23.38             (0.21)(a)          (3.04)(a)       (3.25)          0.00              (1.50)
 12/31/99                     12.37             (0.17)(a)          12.96(a)        12.79           0.00              (1.78)
 12/31/98                     11.09             (0.13)(a)           2.23(a)         2.10           0.00              (0.82)
RCM Global Technology Fund
Institutional Class
 06/30/03                    $20.68            $(0.18)(a)        $  4.10(a)      $  3.92         $ 0.00             $ 0.00
 06/30/02                     32.64             (0.23)(a)         (11.73)(a)      (11.96)          0.00               0.00
 1/1/01-6/30/01               50.33             (0.01)(a)         (17.68)(a)      (17.69)          0.00               0.00
 12/31/00                     59.21             (0.18)(a)          (8.27)(a)       (8.45)          0.00              (0.43)
 12/31/99                     21.40             (0.35)(a)          39.54(a)        39.19           0.00              (1.38)
 12/31/98                     13.69             (0.16)(a)           8.44(a)         8.28           0.00              (0.57)
RCM International Growth Equity Fund
Institutional Class
 06/30/03                    $ 8.34            $ 0.06(a)         $ (0.88)(a)     $ (0.82)        $(0.06)            $ 0.00
 06/30/02                     11.07              0.02(a)           (2.50)(a)       (2.48)         (0.25)              0.00
 1/1/01-6/30/01               13.84              0.04(a)           (2.81)(a)       (2.77)          0.00               0.00
 12/31/00                     22.34             (0.01)(a)          (6.00)(a)       (6.01)         (0.30)             (2.19)
 12/31/99                     14.98              0.02(a)            8.91(a)         8.93          (0.17)             (1.40)
 12/31/98                     13.70              0.06(a)            1.80(a)         1.86          (0.23)             (0.35)
Administrative Class
 06/30/03                      8.33              0.02(a)           (0.86)(a)       (0.84)         (0.03)              0.00
 02/05/2002-06/30/2002         8.32              0.04(a)           (0.03)(a)        0.01           0.00               0.00

--------
* Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)Ratio of expenses to average net assets excluding trustees' expense is 0.90%.
(c)Ratio of expenses to average net assets excluding trustees' expenses is 0.77%.
(d)Ratio of expenses to average net assets excluding trustees' and interest expense is 1.25%.
(e)Ratio of expenses to average net assets excluding trustees' and interest expense is 1.00%.
(f)Ratio of expenses to average net assets excluding trustees' expense is 1.40%.


36  PIMCO Funds: Multi-Manager Series

                             Fund
Tax Basis                Reimbursement  Net Asset           Net Assets,    Ratio of Expenses to      Ratio of Expenses to
Return of     Total      Fee Added to   Value, End Total   End of Period Average Net Assets with  Average Net Assets without
 Capital  Distributions Paid-In Capital of Period  Return     (000s)     Waiver and Reimbursement  Waiver and Reimbursement
-----------------------------------------------------------------------------------------------------------------------------

 $(0.01)     $(0.04)         $0.00        $10.95     0.41%  $  276,210             0.75%                     0.75%
   0.00       (0.02)          0.00         10.95   (22.68)     173,021             0.75                      0.83
   0.00        0.00           0.00         14.18   (16.05)      56,196             0.75*                     1.05*
   0.00       (0.61)          0.00         16.89    (8.37)      41,741             0.88                      1.37
   0.00       (3.97)          0.00         19.07    44.84       14,898             0.95                      2.45
   0.00       (1.88)          0.00         16.14    44.11        7,935             0.95                      3.04

   0.00       (0.03)          0.00         10.94     0.30       77,886             1.00                      1.00
   0.00       (0.00)          0.00         10.94   (11.06)      18,216             1.00*                     1.00*
 $ 0.00      $ 0.00          $0.00        $ 9.50    (0.53%  $    3,041             0.91%(b)                  0.91%(b)
   0.00        0.00           0.00          9.45   (19.98)       2,825             1.14                      2.47
   0.00        0.00           0.18         11.81   (14.30)       4,298             1.25*                     2.06*
   0.00        0.00           0.00         13.78    (8.07)      25,774             1.25                      1.58
   0.00       (0.23)          0.00         14.99    52.44        1,499             1.25                     14.36
   0.00        0.00           0.00         10.00     0.00        1,000             0.00                      0.00
 $ 0.00      $ 0.00          $0.00        $ 2.09     3.98%  $  224,615             0.78%(c)                  0.78%(c)
   0.00        0.00           0.00          2.01   (27.70)     350,827             0.77                      0.81
   0.00        0.00           0.00          2.78   (16.52)     773,592             0.77*                     0.79*
   0.00       (4.85)          0.00          3.33     1.25      890,883             0.00                      0.76
   0.00       (1.26)          0.00          8.02    60.18    1,357,489             0.00                      0.77
   0.00       (1.17)          0.00          5.87    15.06      975,263             0.00                      0.76

   0.00        0.00           0.00          2.07     3.50            9             1.04(g)                   1.04(g)
   0.00        0.00           0.00          2.00   (12.28)           9             1.02*                     1.02*
 $ 0.00      $ 0.00          $0.04        $13.66     2.94%  $    3,964             1.41%(f)                  1.41%(f)
   0.00        0.00           0.00         13.27   (18.09)       5,354             1.61                      2.46
   0.00        0.00           0.00         16.21   (13.09)      10,618             1.50*                     2.26*
   0.00       (1.50)          0.00         18.63   (13.88)      17,804             1.50                      1.70
   0.00       (1.78)          0.00         23.38   104.63       24,073             1.50                      4.10
   0.00       (0.82)          0.00         12.37    19.29        5,479             1.75                      3.86
 $ 0.00      $ 0.00          $0.00        $24.60    18.96%  $  105,151             1.36%(h)                  1.36%(h)
   0.00        0.00           0.00         20.68   (36.68)     116,387             1.29                      1.29
   0.00        0.00           0.00         32.64   (35.10)     204,755             1.15*                     1.15*
   0.00       (0.43)          0.00         50.33   (14.33)     366,353             1.21                      1.21
   0.00       (1.38)          0.00         59.21   182.95      197,897             1.50                      1.50
   0.00       (0.57)          0.00         21.40    61.05       18,558             1.75                      2.49

 $ 0.00      $(0.06)         $0.06        $ 7.52    (9.02%  $   20,803             1.09%(e)                  1.09%(e)
   0.00       (0.25)          0.00          8.34   (22.56)      72,858             1.08                      1.17
   0.00        0.00           0.00         11.07   (20.09)     182,271             1.00*                     1.04*
   0.00       (2.49)          0.00         13.84   (26.76)     225,278             1.00                      1.00
   0.00       (1.57)          0.00         22.34    60.66      285,561             1.00                      1.06
   0.00       (0.58)          0.00         14.98    13.81      121,975             1.00                      1.06

   0.00       (0.03)          0.00          7.46   (10.01)         482             1.36(d)                   1.36(d)
   0.00        0.00           0.00          8.33     0.12       12,166             1.42*                     1.42*

Ratio of Net Investment Portfolio
   Income (Loss) to     Turnover
  Average Net Assets      Rate
---------------------------------

          0.58%             25%
          0.33              36
          0.16*             19
         (0.13)             42
         (0.26)            109
         (0.11)            100

          0.36              25
         (0.05)*            36
          0.28%             74%
         (0.10)             68
         (0.31)*            40
         (0.58)             85
         (0.47)             43
          0.00               0
         (0.46)%           132%
         (0.47)            142
         (0.27)*            76
         (0.41)            193
         (0.22)            198
         (0.01)            168

         (0.69)            132
         (0.86)*           142
         (0.47)%           183%
         (1.04)            326
         (1.06)*           134
         (0.84)            202
         (1.13)            162
         (1.03)            184
         (0.92)%           237%
         (0.85)            343
         (0.04)*           386
         (0.26)            451
         (1.02)            119
         (0.99)            266

          0.83%             86%
          0.17             261
          0.62*             84
         (0.04)            162
          0.12             140
          0.37              84

          0.24              86
          1.19*            261

--------
(g)Ratio of expenses to average net assets excluding trustees' expense is 1.02%.
(h)Ratio of expenses to average net assets excluding trustees' expense is 1.35%.




                                                                  Prospectus 37

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

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

                     (This page intentionally left blank)

               ---------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

 ------------------------------------------------------------------------------
               SUB-ADVISER

               Dresdner RCM Global Investors LLC, 4 Embarcadero Center, San Francisco, CA 94111

 ------------------------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

 ------------------------------------------------------------------------------
               TRANSFER AGENT

               Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

 ------------------------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

 ------------------------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

 ------------------------------------------------------------------------------

                                                 Filed Pursuant to Rule 497(c).
                                               File Nos. 33-36528 and 811-6161.
PIMCO Funds Prospectus

PIMCO Funds: Multi-Manager Series

November 1, 2003

Share Classes Institutional and Administrative

This Prospectus describes PIMCO Asset Allocation Fund, an actively managed mutual fund offered by PIMCO Funds: Multi-Manager Series (the "Trust").

The Fund invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                  Prospectus 1

               Table of Contents

Summary Information......................................................  3
Fund Summary.............................................................  5
Summary of Principal Risks...............................................  8
Investment Objectives and Principal Investment Strategies................ 13
Underlying Funds......................................................... 15
Other Risk Information................................................... 17
Management of the Fund................................................... 18
Investment Options -- Institutional Class and Administrative Class Shares 20
Purchases, Redemptions and Exchanges..................................... 21
How Fund Shares Are Priced............................................... 24
Fund Distributions....................................................... 26
Tax Consequences......................................................... 26
Financial Highlights..................................................... 28


2   PIMCO Funds: Multi-Manager Series

               Summary Information

               The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Fund invests only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

               Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

               The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund's assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 5, and are discussed in greater detail under "Investment Objectives and Principal Investment Strategies." A "Summary of Principal Risks" begins on page 8.

Risk/Return    An investor should choose the Fund based on personal investment
Comparison     objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable for investors that have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

               It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund's investments will not decline in the future or will appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset          PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Allocation     Management" or the "Adviser") serves as the investment adviser
Strategies     to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser's Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund's equity/fixed income allocation targets and ranges.
               The Committee attempts to diversify the Fund's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

               The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

               Please see "Underlying Funds" in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

               The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The


                                                                  Prospectus 3

               Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

               The Committee then allocates the Fund's assets among the Underlying Funds selected by the Adviser to fill out the asset class and sub-class weightings it has identified according to the Fund's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund's assets in varying percentages among any or all of the Underlying Funds selected by the Adviser based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of       The term "fund of funds" is used to describe mutual funds, such
Funds"         as the Fund, that pursue their investment objectives by
Structure      investing in other mutual funds. The cost of investing in the
and Expenses   Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Portfolio      The following Fund Summary identifies the Fund's investment
Descriptions   objective, principal investments and strategies, principal
and Fees       risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund's investment strategies and related information is included under "Investment Objectives and Principal Investment Strategies" in this Prospectus.


4   PIMCO Funds: Multi-Manager Series

               PIMCO Asset Allocation Fund
--------------------------------------------------------------------------------

Principal Investments Investment Objective                 Allocation Strategy    Target Range
and Strategies        Seeks long-term capital appreciation Underlying Stock Funds 60%    50%-70%
                      and current income                   Underlying Bond Funds  40%    30%-50%

                      Dividend Frequency
                      Quarterly

               The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%--70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%--50%) of its assets in Underlying Bond Funds. The Fund's fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see "Asset Allocation Strategies" on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Fund's assets among particular Underlying Funds.

               The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

               Based on the Fund's equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal      Allocation Risk  The Fund's investment performance depends upon
Risks          how its assets are allocated and reallocated among particular
               Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee's allocation techniques and decisions and/or the Adviser's selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

               Underlying Fund Risks The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund's allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

               Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

    .Market Risk             .Credit Risk              .Emerging Markets Risk
    .Issuer Risk             .High Yield Risk          .Currency Risk
    .Value Securities Risk   .Mortgage Risk            .Focused Investment Risk
    .Growth Securities Risk  .Liquidity Risk           .Leveraging Risk
    .Smaller Company Risk    .Derivatives Risk         .Management Risk
    .Interest Rate Risk      .Foreign Investment Risk

               Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

--------------------------------------------------------------------------------
Performance    The top of the next page shows summary performance information
Information    for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares.
               For periods prior to the inception of Institutional Class and Administrative Class shares (3/99), the Average Annual Total
               Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. The Fund's past performance before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                                                  Prospectus 5

Calendar Year Total Returns -- Institutional Class More Recent Return Information
                                                   1/1/03-9/30/03                 9.06%
                                    [CHART]
                                                   Highest and Lowest Quarter Returns
                                                   (for periods shown in the bar chart)
  1999    2000     2001     2002                                -----------------------
  ----    ----     ----     -----                  Highest (4th Qtr. '99)         9.63%
 12.71%   4.95%   -3.26%   -10.10%                              -----------------------
                                                   Lowest (3rd Qtr. '02)        -11.58%
        Calendar Year End (through 12/31)

               Average Annual Total Returns (for periods ended 12/31/02)

                                                                                         Fund Inception
                                                                                 1 Year  (9/30/98)(6)
-------------------------------------------------------------------------------------------------------
Institutional Class - Before Taxes/(1)/                                          -10.10% 3.00%
-------------------------------------------------------------------------------------------------------
Institutional Class - After Taxes on Distributions/(1)/                          -11.10% 0.69%
-------------------------------------------------------------------------------------------------------

Institutional Class - After Taxes on Distributions and Sale of Fund Shares/(1)/   -6.16% 1.49%
-------------------------------------------------------------------------------------------------------
Administrative Class                                                             -10.31% 2.80%
-------------------------------------------------------------------------------------------------------
Russell 3000 Index(2)                                                            -21.55% -1.35%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(3)                                           10.26% 6.90%
-------------------------------------------------------------------------------------------------------
Lipper Balanced Fund Average(4)                                                  -11.59% 1.13%
-------------------------------------------------------------------------------------------------------
Blended Index(5)                                                                  -8.04% 2.83%
-------------------------------------------------------------------------------------------------------
(1)After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for
   Administrative Class shares will vary.
(2)The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(3)The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S.
   dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
(4)The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper,
   Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5)The Blended Index represents the blended performance of a hypothetical index developed by PIMCO
   Funds Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40%
   Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond
   Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.
(6)The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.


6   PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and       These tables describe the fees and expenses you may pay if you
Expenses       buy and hold Institutional Class or Administrative Class shares
of the Fund    of the Fund:

Shareholder Fees (fees paid directly from your investment)                      None

Redemption Fee (as a percentage of exchange price or amount redeemed)           2.00%*
* The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition
  (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and
  Exchanges-- Redemption Fees."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                          Other Expenses
                                                                 ----------------------------------
                                                  Distribution                                     Total Annual
                                         Advisory and/or Service Administrative Underlying         Fund Operating
Share Class                              Fees     (12b-1) Fees   Fees/(1)/      Fund Expenses/(2)/ Expenses/(1)/
-----------------------------------------------------------------------------------------------------------------
Institutional                            None     None           0.15%          0.68%              0.83%
-----------------------------------------------------------------------------------------------------------------
Administrative                           None     0.25%          0.15           0.68               1.08
-----------------------------------------------------------------------------------------------------------------
(1)The Administrative Fees for the Fund do not reflect a voluntary fee waiver of 0.05% currently in effect.
   While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Fund Operating
   Expenses are estimated to be as follows: Institutional Class, 0.78%; Administrative Class, 1.03%.
(2)Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Fund are estimated based upon a recent allocation of the Fund's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Fund--Underlying Fund Expenses." Total
   Annual Fund Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund
   Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be higher or lower than those shown above.

Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or
Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class                                       Year 1         Year 3         Year 5             Year 10
-----------------------------------------------------------------------------------------------------------------
Institutional                                     $ 85           $265           $460               $1,025
-----------------------------------------------------------------------------------------------------------------
Administrative                                     110            343            595                1,317
-----------------------------------------------------------------------------------------------------------------

Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3,
5 and 10, respectively, are as follows: Institutional Class--$80, $249, $433 and $985; Administrative
Class--$105, $328, $568 and $1,277.


                                                                  Prospectus 7

               Summary of Principal Risks

               The value of an investment in the Fund changes with the values of the Fund's investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's investments as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary beginning on page 5 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

               Allocation Risk

               The Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser's Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

               Underlying Fund Risks

               Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund is closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

               The Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

               The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Market Risk    The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk    The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value          Each Underlying Stock Fund may invest in companies that may not
 Securities    be expected to experience significant earnings growth, but whose
Risk           securities the Fund's portfolio manager believes are selling at a price lower than their true value. PEA Renaissance, PEA Value, NFJ Small-Cap Value, CCM Capital Appreciation, CCM Mid-Cap and
               CCM Emerging Companies Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.


8   PIMCO Funds: Multi-Manager Series

Growth         Each Underlying Stock Fund may invest in equity securities of
Securities     companies that its portfolio manager believes will experience
Risk           relatively rapid earnings growth. PEA Growth, PEA Target, PEA
               Opportunity, CCM Capital Appreciation, CCM Mid-Cap, CCM Emerging
               Companies, RCM Mid-Cap, RCM Large-Cap Growth, RCM Tax Managed
               Growth, RCM International Growth Equity and PEA Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller        The general risks associated with equity securities and
Company Risk   liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. CCM Emerging Companies, NFJ
               Small-Cap Value, RCM Global Technology, PEA Opportunity and PEA
               Innovation Funds generally have substantial exposure to this risk. CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity      Many of the Underlying Funds are subject to liquidity risk.
Risk           Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price.
               Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives    Many of the Underlying Funds may, but are not required to, use a
Risk           number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.
               Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

               A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

               Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

               Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

               Leveraging Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

               Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory considerations.


                                                                  Prospectus 9

               Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

               Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund's use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign        Many Underlying Funds (in particular, PIMCO Global Bond, PIMCO
(non-U.S.)     Foreign Bond, PIMCO Emerging Markets Bond, RCM International
Investment     Growth Equity and RCM Global Technology Funds) invest in
Risk           securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

               The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund's investment in foreign securities.

               Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging       Certain Underlying Funds (in particular, PIMCO Emerging Markets
Markets Risk   Bond Fund) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk  Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused        Focusing Fund investments in a small number of issuers,
Investment     industries or foreign currencies increases risk. PIMCO Global
Risk           Bond, PIMCO Foreign Bond and PIMCO Emerging Markets Bond Funds
               are "non-diversified," which means that they


10  PIMCO Funds: Multi-Manager Series
               invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund's net asset value. Some of those investments also may present substantial credit or other risks. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PEA Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments in those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

               Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging     Leverage, including borrowing, will cause the value of an
Risk           Underlying  Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An
               Underlying Fund's use of derivatives may also involve leverage.
               The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income   All of the Underlying Funds that invest in fixed income
Risk           securities such as bonds or notes, and particularly the
               Underlying Bond Funds, are subject to fixed income risk. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
               As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer
               "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

               Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, PIMCO Short-Term and PIMCO Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

               Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit Risk    All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody's Investors Service, Inc. ("Moody's") and Standard &
               Poor's Ratings Services ("S&P").

               The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.


                                                                  Prospectus 11

High Yield     High yield securities (commonly known as "junk bonds") are fixed
Risk           income securities rated lower than Baa by Moody's or BBB by S&P, or unrated securities determined to be of comparable quality.
               Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and PIMCO Emerging Markets Bond
               Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and PIMCO Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund's ability to sell them (liquidity risk).

Mortgage Risk  Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management     Each Underlying Fund is subject to management risk because it is
Risk           an actively managed investment portfolio. The Adviser, Pacific
               Investment Management Company LLC ("Pacific Investment
               Management Company"), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on      The Fund may invest in PIMCO StocksPLUS Fund. While the
PIMCO          investment objective of that Fund is to achieve a total return
StocksPLUS     which exceeds the total return performance of the S&P 500 Index,
Fund           it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities.
               Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.


12  PIMCO Funds: Multi-Manager Series

               Investment Objectives and Principal Investment Strategies

               The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund's assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund's investments will change, the net asset value per share of the Fund will also vary.

               The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by the Adviser and/or its affiliates.

               The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser's Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund's equity/fixed income allocation targets and ranges. Please see "Asset Allocation Strategies" in the Fund Summary above for a description of the allocation strategies and techniques used by the Committee.

               The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund's investment in a particular Underlying Fund may exceed 25% of the Fund's total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund's shareholders. The Fund is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

Equity         The equity portion of the Fund will be allocated among a number
Portion of     of Underlying Stock Funds which represent a broad range of
the Fund       equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

               By Investment Style/Category
               . Growth
               . Blend (Broad Market)
               . Value
               . Enhanced Index
               . Sector-Related

               By Region
               . U.S. Equities
               . International Developed Markets Equities
               . International Emerging Markets Equities

               By Size
               . Large-Cap
               . Mid-Cap
               . Small-Cap

               For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds."

Fixed Income   The fixed income portion of the Fund will be allocated among a
Portion of     number of Underlying Bond Funds which represent a broad range of
the Fund       fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

               By Sector/Investment Specialty
               . Governments
               . Mortgages
               . Corporate
               . Inflation-Indexed


                                                                  Prospectus 13

               By Region
               . U.S. Fixed Income
               . Developed Foreign Fixed Income
               . Emerging Markets Fixed Income

               By Credit Quality
               . Investment Grade/Money Market
               . Medium Grade
               . High Yield

               By Duration
               . Long-Term
               . Intermediate-Term
               . Short-Term

               For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds."

Temporary      In response to unfavorable market and other conditions, the Fund
Defensive      may invest up to 100% of its assets in PIMCO Money Market Fund
Strategies     (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund's investment objective and principal investment strategies and may adversely affect the Fund's ability to achieve its investment objective.

Portfolio      A change in the securities held by the Fund is known as
Turnover       "portfolio turnover." Because the Adviser does not expect to reallocate the Fund's assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying
               Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance and the return to shareholders.

Changes in     The investment objective, the equity/fixed income allocation
Investment     targets and ranges, and, unless otherwise noted, other
Objectives     investment policies of the Fund described in this Prospectus may
and Policies   be changed by the Board of Trustees without shareholder
               approval. If there is a change in the Fund's investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


14  PIMCO Funds: Multi-Manager Series

               Underlying Funds

               The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory       The Adviser, a wholly owned indirect subsidiary of Allianz
Arrangements   Dresdner Asset Management of America L.P. ("ADAM of America"),
for the        serves as investment adviser for each of the Underlying Stock
Underlying     Funds, except that its affiliate, Pacific Investment Management
Funds          Company, is the sole investment adviser to PIMCO StocksPLUS
               Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include
               Cadence Capital Management LLC, Dresdner RCM Global Investors
               LLC, NFJ Investment Group L.P. and PIMCO Equity Advisors LLC.
               Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment
               Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying     The following provides a concise description of the investment
Stock Funds    objective, main investments and other information about each
               Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.


             PIMCO                    Investment                            Main
             Fund                     Objective                             Investments
---------------------------------------------------------------------------------------------------------------------------------
Growth Stock PEA Growth               Long-term growth of capital and       Common stocks of companies with market
Funds                                 income                                capitalizations of at least $5 billion
             --------------------------------------------------------------------------------------------------------------------
             PEA Target               Capital appreciation; no              Common stocks of companies with market
                                      consideration is given to income      capitalizations of between $1 billion and
                                                                            $10 billion
             --------------------------------------------------------------------------------------------------------------------
             PEA Opportunity          Capital appreciation; no              Common stocks of companies with market
                                      consideration is given to income      capitalizations of less than $2 billion
             --------------------------------------------------------------------------------------------------------------------
             RCM Tax-Managed Growth   After-tax growth of capital           A broadly diversified portfolio of equity securities
                                                                            of U.S. issuers
             --------------------------------------------------------------------------------------------------------------------
             PIMCO StocksPLUS         Total return that exceeds that of the S&P 500 stock index derivatives backed by a
                                      S&P 500 Index                         portfolio of short-term fixed-income securities
             --------------------------------------------------------------------------------------------------------------------
             RCM Large-Cap Growth     Long-term capital appreciation        Large capitalization equity securities
             --------------------------------------------------------------------------------------------------------------------
             RCM Mid-Cap              Long-term capital appreciation        Small to medium capitalization equity securities.


             --------------------------------------------------------------------------------------------------------------------
Blend Stock  CCM Capital Appreciation Growth of capital                     Common stocks of companies with market
Funds                                                                       capitalizations of at least $1 billion that have
                                                                            improving fundamentals and whose stock is
                                                                            reasonably valued by the market
             --------------------------------------------------------------------------------------------------------------------
             CCM Mid-Cap              Growth of capital                     Common stocks of companies with medium
                                                                            market capitalizations (more than $500 million
                                                                            but excluding the 200 largest capitalization
                                                                            companies)

             --------------------------------------------------------------------------------------------------------------------
             CCM Emerging Companies   Long-term growth of capital           Common stocks of companies with market
                                                                            capitalizations that rank in the lower 50% of the
                                                                            Russell 2000 Index (but at least $100 million)
                                                                            that have improving fundamentals and whose
                                                                            stock is reasonably valued by the market
---------------------------------------------------------------------------------------------------------------------------------

             Approximate Approximate
             Number of   Capitalization
             Holdings    Range
--------------------------------------------
Growth Stock 35-50       At least $5 billion
Funds
             -------------------------------
             up to 100   Between $1
              billion and $10
              billion
             -------------------------------
             80-120      Less than $2
              billion
             -------------------------------
             25-65       All capitalizations

             -------------------------------
             N/A         N/A

             -------------------------------
             45-85       At least $3 billion
             -------------------------------
             85-125      Same as the
                         Russell Mid-Cap
                         Growth Index
             -------------------------------
Blend Stock  75-95       At least $1 billion
Funds


             -------------------------------
             75-95       More than $500
              million (excluding
              the 200 largest
              capitalization
                         companies)
             -------------------------------
             75-95       Lower 50% of the
              Russell 2000
              Index (but at least
              $100 million)

--------------------------------------------


                                                                  Prospectus 15


               PIMCO                    Investment
               Fund                     Objective
-------------------------------------------------------------------------------
Value Stock    PEA Renaissance          Long-term growth of capital and
Funds                                   income

               ----------------------------------------------------------------
               PEA Value                Long-term growth of capital and
                                        income


               ----------------------------------------------------------------
               NFJ Small-Cap Value      Long-term growth of capital and
                                        income



-------------------------------------------------------------------------------
International  RCM International Growth Long-term capital appreciation
Stock Funds    Equity
-------------------------------------------------------------------------------
Sector-Related PEA Innovation           Capital appreciation; no consideration
Stock Funds                             is given to income

               ----------------------------------------------------------------
               RCM Global Technology    Long-term capital appreciation

                                                                    Approximate Approximate
               Main                                                 Number of   Capitalization
               Investments                                          Holdings    Range
---------------------------------------------------------------------------------------------------
Value Stock    Common stocks of companies with below-               50-90       All capitalizations
Funds          average valuations whose business
               fundamentals are expected to improve
               ------------------------------------------------------------------------------------
               Common stocks of companies with market               35-60       More than $5
               capitalizations of more than $5 billion and below     billion
               average valuations whose business
               fundamentals are expected to improve
               ------------------------------------------------------------------------------------
               Common stocks of companies with market               100-150     Between $100
               capitalizations of between $100 million and $1.5      million and $1.5
               billion ($1.8 billion effective 11/30/03) and                    billion ($1.8
               below-average price-to-earnings ratios relative                  billion effective
               to the market and their industry groups                          11/30/03)
---------------------------------------------------------------------------------------------------
International  Equity securities of issuers located in at least ten 75-115      All capitalizations
Stock Funds    different countries
---------------------------------------------------------------------------------------------------
Sector-Related Common stocks of technology-related issues           40-70       More than $200
Stock Funds    with market capitalizations of more than $200         million
               million
               ------------------------------------------------------------------------------------
               Equity securities of technology-related issuers      65-105      At least $500
               located in at least three different countries                    million

Underlying     The investment objective of each Underlying Bond Fund (except as
Bond Funds     provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying
               Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

               The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.




               PIMCO Fund              Main Investments                              Duration         Credit Quality(1)
------------------------------------------------------------------------------------------------------------------------
Short Duration PIMCO Money Market      Money market instruments                      #90 days dollar- Min 95%
Bond Funds                                                                           weighted average Prime 1; #5%
                                                                                     maturity         Prime 2
               ---------------------------------------------------------------------------------------------------------
               PIMCO Short-Term        Money market instruments and short maturity   0-1 yr           B to Aaa; max
                                       fixed income securities                                        10% below Baa
               ---------------------------------------------------------------------------------------------------------
               PIMCO Low Duration      Short maturity fixed income securities        1-3 yrs          B to Aaa; max
                                                                                                      10% below Baa
------------------------------------------------------------------------------------------------------------------------
Intermediate   PIMCO Moderate Duration Short and intermediate maturity fixed income  2-5 yrs          B to Aaa; max 10%
Duration                               securities                                                     below Baa
Bond Funds
               ---------------------------------------------------------------------------------------------------------
               PIMCO Total Return      Intermediate maturity fixed income securities 3-6 yrs          B to Aaa; max 10%
                                                                                                      below Baa
               ---------------------------------------------------------------------------------------------------------
               PIMCO Total Return II   Intermediate maturity fixed income securities 3-6 yrs          Baa to Aaa
                                       with quality and non-U.S. issuer restrictions
------------------------------------------------------------------------------------------------------------------------

               Non-
               U.S. Dollar
               Denominated
               Securities(2)
----------------------------
Short Duration 0%
Bond Funds

               -------------
               0-5%/(3)/

               -------------
               0-20%/(3)/

----------------------------
Intermediate   0-20%/(3)/
Duration
Bond Funds
               -------------
               0-20%/(3)/

               -------------
               0%

----------------------------


16  PIMCO Funds: Multi-Manager Series




                  PIMCO Fund             Main Investments                            Duration           Credit Quality(1)
--------------------------------------------------------------------------------------------------------------------------
Long Duration     PIMCO Long-Term U.S.   Long-term maturity fixed income securities  $8 yrs             A to Aaa
Bond Funds        Government
--------------------------------------------------------------------------------------------------------------------------
International     PIMCO Global Bond      U.S. and non-U.S. intermediate              3-7 yrs            B to Aaa; max 10%
Bond Funds                               maturity fixed income securities                               below Baa
                  --------------------------------------------------------------------------------------------------------
                  PIMCO Foreign Bond     Intermediate maturity hedged non-U.S. fixed 3-7 yrs            B to Aaa; max
                                         income securities                                              10% below Baa
                  --------------------------------------------------------------------------------------------------------
                  PIMCO Emerging Markets Emerging market fixed income securities     0-8 yrs            Max 15% below B
                  Bond
--------------------------------------------------------------------------------------------------------------------------
High Yield        PIMCO High Yield       Higher yielding fixed income securities     2-6 yrs            B to Aaa; min 80%
Bond Funds                                                                                              below Baa
--------------------------------------------------------------------------------------------------------------------------
Inflation Indexed PIMCO Real Return      Inflation-indexed fixed income securities   +/- 2 years of its B to Aaa; max 10%
Bond Funds                                                                           Index              below Baa

                  Non-
                  U.S. Dollar
                  Denominated
                  Securities(2)
-------------------------------
Long Duration     0%
Bond Funds
-------------------------------
International     25-75%/(4)/
Bond Funds
                  -------------
                  $80%/(4)/

                  -------------
                  $80%/(4)/

-------------------------------
High Yield        0-15%/(5)/
Bond Funds
-------------------------------
Inflation Indexed 0-20%/(3)/
Bond Funds

1.As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
2.Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
3.The percentage limitation relates to non-U.S. dollar-denominated securities. 4.The percentage limitation relates to securities of foreign issuers denominated in any currency.
5.The percentage limitation relates to euro-denominated securities.

               Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other          In addition to purchasing the securities listed above under
Investment     "Main Investments," some or all of the Underlying Funds may to
Practices of   varying extents: lend portfolio securities; enter into
the            repurchase agreements and reverse repurchase agreements;
Underlying     purchase and sell securities on a when-issued or delayed
Funds          delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying
               Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Additional     In addition to the Funds listed above, the Fund may invest in
Underlying     additional Underlying Funds, including those that may become
Funds          available for investment in the future, at the discretion of the
               Adviser and without shareholder approval.

               Other Risk Information

Potential      The Adviser has broad discretion to allocate and reallocate the
Conflicts of   Fund's assets among the Underlying Funds consistent with the
Interest       Fund's investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying
               Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund's assets in Underlying
               Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund's investment program. The Adviser is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.


                                                                  Prospectus 17

               Management of the Fund

Investment     PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Adviser and    Management" or the "Adviser") serves as the investment adviser
Administrator  and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters.

               The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of ADAM of America. As of September 30, 2003, the Adviser and its investment management affiliates had approximately $445.5 billion in assets under management.

               The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Asset          The Adviser selects the Underlying Funds in which the Fund may
Allocation     invest. The Adviser's Asset Allocation Committee is responsible
Committee      for determining how the Fund's assets are allocated and
               reallocated from time-to-time among the Underlying Funds selected by the Adviser. The following provides information about the individuals who comprise the Asset Allocation
               Committee and are primarily responsible for making asset allocation and other investment decisions for the Fund.

Asset Allocation
Committee
Member               Since          Recent Professional Experience
--------------------------------------------------------------------------------------
Mark Phelps          June, 2002     Chief Investment Officer of Dresdner RCM Global
                                    Investors LLC ("Dresdner RCM") Global and
                                    International Equities Team and member of
                                    Dresdner RCM's overall global asset allocation
                                    committee. He joined Dresdner RCM in 1985 and is
                                    a Managing Director and Portfolio Manager.

Lee R. Thomas, III   June, 2002     Managing Director and senior member of Pacific
                                    Investment Management Company's portfolio
                                    management and investment strategy groups. He
                                    also oversees the firm's international portfolio
                                    management team. He joined Pacific Investment
                                    Management Company in 1995.

Ara J. Jelalian, CFA November, 2002 Director and Portfolio Manager of
                                    International/Global Equities at Dresdner RCM.
                                    Mr. Jelalian is a senior member of the
                                    International Equity Team and is responsible for
                                    both portfolio and product management. In
                                    addition to managing specialty portfolios, he
                                    also leads the product enhancement and
                                    development effort. He joined Dresdner RCM in
                                    1998 after seven years with Capital Resources
                                    (formerly SEI Capital Resources), where he held
                                    positions as Managing Director of Research and
                                    Director of International Research. Prior to SEI,
                                    he spent seven years as an International
                                    Economist with First Chicago Corporation, where
                                    he analyzed and forecast macroeconomic and
                                    financial trends in the major industrialized
                                    countries and consulted the bank's clients and
                                    money management group (now UBS Brinson) on
                                    international markets.

Advisory Fees  The Fund does not pay any fees to the Adviser under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See "Underlying Fund Expenses" below.

               Institutional Class and Administrative Class shareholders of the Administrative Fund pay an administrative fee to PIMCO Advisors Fund
Fees Management, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

               The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares. In order to reduce expenses, the Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the annual rate of 0.10%, calculated in the manner specified above. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Adviser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See "Underlying Fund Expenses" below.



18  PIMCO Funds: Multi-Manager Series

Underlying     The expenses associated with investing in a "fund of funds,"
Fund Expenses  such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

               The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

               . The Fund does not pay any fees for asset allocation or
                 advisory services under the Trust's investment advisory agreement.

               . The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

               The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Portfolio" in the Fund Summary above.

                                Annual Underlying Fund Expenses
                                (Based on the average daily net assets attributable to a Fund's
                                Institutional Class shares):
                                Advisory    Administrative    Other       Total Fund
Underlying Fund                 Fees        Fees              Expenses    Operating Expenses
-----------------------------------------------------------------------------------------------
PEA Growth                      0.50%       0.25%             0.01%       0.76%
-----------------------------------------------------------------------------------------------
PEA Target                      0.55        0.25              0.01        0.81
-----------------------------------------------------------------------------------------------
PEA Opportunity                 0.65        0.25              0.01        0.91
-----------------------------------------------------------------------------------------------
RCM Tax-Managed Growth          0.60        0.30              0.01        0.91
-----------------------------------------------------------------------------------------------
RCM Large-Cap Growth            0.45        0.30              0.00        0.75
-----------------------------------------------------------------------------------------------
RCM Mid-Cap                     0.47        0.30              0.01        0.78
-----------------------------------------------------------------------------------------------
CCM Capital Appreciation        0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
CCM Mid-Cap                     0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
CCM Emerging Companies          1.25        0.25              0.00        1.50
-----------------------------------------------------------------------------------------------
PEA Renaissance                 0.60        0.25              0.01        0.86
-----------------------------------------------------------------------------------------------
PEA Value                       0.45        0.25              0.00        0.70
-----------------------------------------------------------------------------------------------
NFJ Small-Cap Value             0.60        0.25              0.00        0.85
-----------------------------------------------------------------------------------------------
PIMCO StocksPLUS                0.40        0.25              0.00        0.65
-----------------------------------------------------------------------------------------------
RCM International Growth Equity 0.50        0.50              0.09        1.09
-----------------------------------------------------------------------------------------------
PEA Innovation                  0.65        0.25              0.00        0.90
-----------------------------------------------------------------------------------------------
RCM Global Technology           0.95        0.40              0.01        1.36
-----------------------------------------------------------------------------------------------
PIMCO Money Market              0.15        0.20              0.00        0.35
-----------------------------------------------------------------------------------------------
PIMCO Short-Term                0.25        0.20              0.00        0.45
-----------------------------------------------------------------------------------------------
PIMCO Low Duration              0.25        0.18              0.00        0.43
-----------------------------------------------------------------------------------------------
PIMCO Moderate Duration         0.25        0.20              0.00        0.45
-----------------------------------------------------------------------------------------------
PIMCO Total Return              0.25        0.18              0.00        0.43
-----------------------------------------------------------------------------------------------
PIMCO Total Return II           0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------
PIMCO Long-Term U.S. Government 0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------
PIMCO Global Bond               0.25        0.30              0.01        0.56
-----------------------------------------------------------------------------------------------
PIMCO Foreign Bond              0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond     0.45        0.40              0.02        0.87
-----------------------------------------------------------------------------------------------
PIMCO High Yield                0.25        0.25              0.00        0.50
-----------------------------------------------------------------------------------------------
PIMCO Real Return               0.25        0.20              0.02        0.47
-----------------------------------------------------------------------------------------------

Distributor    The Trust's Distributor is PIMCO Advisors Distributors LLC, an
               affiliate of the Adviser. The Distributor, located at 2187
               Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.


                                                                  Prospectus 19

               Investment Options --
               Institutional Class and Administrative Class Shares

               The Trust offers investors Institutional Class and
               Administrative Class shares of the Fund in this Prospectus.

               The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% (1.00% until the close of business on February 6, 2004) may apply to shares that are redeemed or exchanged within 60 days of acquisition. See "Purchases, Redemptions and Exchanges -- Redemption Fees" below.

               Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

               .Service and Distribution (12b-1) Fees--Administrative Class Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

               Each Plan allows the Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Fund as their funding medium and for related expenses.

               In combination, the Plans permit the Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of the Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

               .Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.


20  PIMCO Funds: Multi-Manager Series

               Purchases, Redemptions and Exchanges

Purchasing     Investors may purchase Institutional Class and Administrative
Shares         Class shares of the Fund at the relevant net asset value ("NAV")
               of that class without a sales charge or other fee.

               Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund.

               Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and the Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

               Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

               .Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Adviser, the Fund's administrator, Pacific Investment Management Company, or to clients of the Sub Advisers to the Trust's Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

               The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

               .Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, Boston Financial Data Services-Midwest (the "Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

               .Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

               Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services-Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

               An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.


                                                                  Prospectus 21

               .Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

               .Other Purchase Information. Purchases of the Fund Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

               The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

               An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

               Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

               Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

               .Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

               .Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a "Redemption Fee" on redemptions and exchanges of 2.00% (1.00% until the close of business on February 6, 2004) of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

               Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

               The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by "market timers" and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser's estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases


22  PIMCO Funds: Multi-Manager Series
               or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

               Waiver of Redemption Fees. Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fees in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming      .Redemptions by Mail. An investor may redeem (sell)
Shares         Institutional Class and Administrative Class shares by
               submitting a written request to PIMCO Funds at 840 Newport
               Center Drive, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client
               Registration Application that are required to effect a redemption.

               .Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

               In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

               Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

               Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

               .Other Redemption Information. Subject to any applicable redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.


                                                                  Prospectus 23

               Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

               For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

               Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

               The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

               Redemption of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange       Except as provided below, or in the applicable Funds' or series
Privilege      prospectus(es), an investor may exchange Institutional Class or
               Administrative Class shares of the Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved
               (subject to any applicable redemption fees or fund reimbursement fees). An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of the Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO
               Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

               Unless eligible for a waiver, shareholders who exchange shares of the Fund within 60 days of their acquisition will be subject to a Redemption Fee of up to 2.00% (1.00% until the close of business on February 6, 2004) of the NAV of the shares exchanged. See "Redemption Fees" above. Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of the Fund for the same class of shares of the PPA Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of this Fund acquired in connection with the exchange.

               An investor may exchange shares only with respect to the Fund or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

               The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of "round trip" transactions investors may make. An investor makes a "round trip" transaction when the investor purchases shares of the Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of another PIMCO


24  PIMCO Funds: Multi-Manager Series

               Fund, and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased
               Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

Verification   To help the government fight the funding of terrorism and money
of Identity    laundering activities, federal law requires all financial
               institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

               1.  Name.
               2.  Date of birth (for individuals).
               3.  Residential or business street address.
               4. Social security number, taxpayer identification number, or other identifying number.

               Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

               Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

               After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for    To reduce expenses, it is intended that only one copy of the
Multiple       Fund's prospectus and each annual and semi-annual report will be
Copies of      mailed to those addresses shared by two or more accounts. If you
Shareholder    wish to receive additional copies of these documents and your
Documents      shares are held directly with the Trust, call the Trust at
               1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

               How Fund Shares Are Priced

               The net asset value ("NAV") of the Fund's Institutional Class and Administrative Class shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

               The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund's shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price ("NOCP") instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees or persons acting at the Board's direction.

               Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.


                                                                  Prospectus 25

               Fund and Underlying Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

               In unusual circumstances, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value or estimate their value as determined in good faith by the Fund's Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Underlying Fund's Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

               Under certain circumstances, the per share NAV of the Administrative Class shares of the Fund may be lower than the per share NAV of the Institutional Class as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class Shares. Generally, for a Fund that pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

               Fund Distributions

               The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.

               In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

               The Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

               For further information on distribution options, please contact the Trust at 1-800-927-4648.

               Tax Consequences

               . Taxes on Portfolio Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

               Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

               Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

               The Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

               . Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund's shares for these purposes, and any gain on those shares will generally be subject to federal income tax.


26  PIMCO Funds: Multi-Manager Series

               . Recent Legislation.   As you may be aware, President Bush
               recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the "Act"). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

                 . the long-term capital gain rate applicable to most
                   shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

                 . provided holding period and other requirements are met by the Fund, a regulated investment company may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. If the Fund receives dividends from a regulated investment company designated by the regulated investment company as qualified dividend income, and the Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income.

               Fund dividends representing distributions of interest income and net short term capital gains derived from a regulated investment company's debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

               As described in the Statement of Additional Information under the section captioned "Taxation," the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

               This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


                                                                  Prospectus 27

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Institutional Class and Administrative Class shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.


                     Net Asset            Net Realized/     Total    Dividends  Distributions
      Year or          Value      Net       Unrealized   Income from  from Net    from Net
      Period         Beginning Investment Gain (Loss) on Investment  Investment   Realized
       Ended         of Period   Income    Investments   Operations    Income   Capital Gains
---------------------------------------------------------------------------------------------
Institutional Class
 06/30/03             $ 9.26     $0.26(a)     $ 0.05 (a)   $ 0.31      $(0.28)     $ 0.00
 06/30/02               9.94      0.40(a)      (0.78)(a)    (0.38)      (0.30)       0.00
 06/30/01              11.50      0.67(a)      (0.80)(a)    (0.13)      (0.64)      (0.69)
 06/30/00              11.27      0.63(a)       0.45(a)      1.08       (0.41)      (0.44)
 06/30/99(b)           10.55      0.09(a)       0.73(a)      0.82       (0.10)       0.00
Administrative Class
 06/30/03               9.27      0.27(a)       0.04(a)      0.31       (0.26)       0.00
 06/30/02               9.93      0.12(a)      (0.49)(a)    (0.37)      (0.29)       0.00
 06/30/01              11.50      0.65(a)      (0.82)(a)    (0.17)      (0.62)      (0.69)
 06/30/00              11.27      0.60(a)       0.45(a)      1.05       (0.38)      (0.44)
 06/30/99(b)           10.55      0.09(a)       0.72(a)      0.81       (0.09)       0.00

--------
*  Annualized
(a)Per share amounts based on average number of shares outstanding during the period.
(b)Commenced operations on February 26, 1999.


28  Prospectus

                                                                   Ratio of Net
                                                        Ratio of    Investment
Tax Basis               Net Asset         Net Assets   Expenses to Income (Loss) Portfolio
Return of     Total     Value End Total     End of     Average Net  to Average   Turnover
 Capital  Distributions of Period Return Period (000s)  Assets(e)   Net Assets     Rate
------------------------------------------------------------------------------------------
 $ 0.00      $(0.28)     $ 9.29    3.45%    $ 1,196       0.10%(c)     2.85%        13%
   0.00       (0.30)       9.26   (3.89)         26       0.10(c)      4.11         24
  (0.10)      (1.43)       9.94   (1.41)         48       0.10(c)      6.20         39
   0.00       (0.85)      11.50    9.90          57       0.10(c)      5.51         44
   0.00       (0.10)      11.27    7.80          11       0.10*(c)     2.52*        39
   0.00       (0.26)       9.32    3.49      13,802       0.35(d)      3.09         13
   0.00       (0.29)       9.27   (3.84)     15,602       0.35(d)      1.29         24
  (0.09)      (1.40)       9.93   (1.73)         12       0.35(d)      5.96         39
   0.00       (0.82)      11.50    9.63          12       0.35(d)      5.26         44
   0.00       (0.09)      11.27    7.71          11       0.35*(d)     2.44*        39

--------
(c)If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d)If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
(e)Ratio of expenses to average net assets excluding underlying PIMCO Fund's expenses in which the Fund invests.


                                           PIMCO Funds: Multi-Manager Series 29

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               -----------------------------------------------------------------
PIMCO Funds:   INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
Series
               PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas,
               New York, NY 10105

               -----------------------------------------------------------------
               CUSTODIAN

               State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

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               TRANSFER AGENT

               Boston Financial Data Services-Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

               -----------------------------------------------------------------
               INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

               -----------------------------------------------------------------
               LEGAL COUNSEL

               Ropes & Gray LLP, One International Place, Boston, MA 02110

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